UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05430

SSGA FUNDS

(Exact name of registrant as specified in charter)

One Lincoln Street

Boston, Massachusetts 02111

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

David James, Vice President and Managing Counsel State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, Massachusetts 02116	Timothy W. Diggins, Esq. Ropes & Gray 800 Boylston Street Boston, Massachusetts 02110-2624

Registrant’s telephone number, including area code: (617) 662-1742

Date of fiscal year end: August 31

Date of reporting period: August 31, 2014

Item 1. Shareholder Report.

Dynamic Small Cap Fund

Clarion Real Estate Fund

IAM SHARES Fund

Enhanced Small Cap Fund

Emerging Markets Fund

International Stock Selection Fund

High Yield Bond Fund

Annual Report

August 31, 2014

SSgA Funds

Annual Report

August 31, 2014

“SSgA” is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Funds and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objectives and operations of the Funds, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information, visit www.ssgafunds.com. Investment in the Funds poses investment risks, including the possible loss of principal. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or another governmental agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

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SSgA Funds

Letter from the President of SSgA Funds Management, Inc.

Dear Shareholder:

We are pleased to provide you with the August 31, 2014, Annual Report for the SSgA Equity and Fixed Income Funds. The Annual Report provides information about the Funds, including a discussion of management, performance data and related financial statements.

Over the past twelve months, we have seen our share of surprises. Rather than continuing last year’s upward trajectory without interruption, equities faltered early in the year before recovering. Fixed income further challenged expectations. With the U.S. economy continuing to improve and the Federal Reserve tapering its bond purchase program, many expected that interest rates would increase, causing bond prices to decline. Instead, interest rates fell and bond prices increased.

Throughout the fiscal year, volatility remained low, tempered by accommodative monetary policies across the globe. Under the new leadership of Janet Yellen, the Federal Reserve continued its commitment to keep interest rates low. Meanwhile, the European Central Bank’s unforeseen recent announcement to cut interest rates and increase its bond purchase program is expected to spur lending and fuel European and world growth. Although, as world markets grow at a slow but steady pace, geopolitical risks may produce future market turbulence.

We hope that you find the enclosed information useful and thank you for the confidence that you have placed in the SSgA Funds.

Sincerely,

Ellen M. Needham

President

SSgA Funds

President’s Letter	3

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SSgA

Dynamic Small Cap Fund

Portfolio Management Discussion and Analysis — August 31, 2014 (Unaudited)

Objective:  The Fund seeks to maximize total return through investments in equity securities.

Invests in:  At least 80% of the total assets will be invested in smaller capitalization equity securities.

Strategy:  Equity securities will be selected for the Fund on the basis of proprietary analytical models. The Fund management team uses a quantative approach to investment management, designed to uncover equity securities which are undervalued, with superior growth potential. This quantative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecast.

The maximum sales charge for Class A shares is 5.25%. A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more. There is no CDSC on Class C shares redeemed more than one year after purchase. A 1.00% CDSC may be assessed on redemptions of Class C Shares during the first year only.

Classes A, C, I and K had less than six months of operations at reporting period end and therefore does not have performance history to provide in this report.

Dynamic Small Cap Fund —Class N

Period Ended 08/31/14	Total Return
1 Year	18.42%
5 Years	19.94	%+
10 Years	6.97	%+

Russell 2000® Index†

Period Ended 08/31/14	Total Return
1 Year	17.68%
5 Years	17.03	%+
10 Years	9.36	%+

Dynamic Small Cap Fund	5

SSgA

Dynamic Small Cap Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2014 (Unaudited)

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The gross expense ratio for the Dynamic Small Cap Fund as stated in the Fees and Expenses table of the prospectus dated December 18, 2013 is 2.13%.

See related Notes on following page.

6	Dynamic Small Cap Fund

SSgA

Dynamic Small Cap Fund

Management’s Discussion of Fund Performance, continued — August 31, 2014

SSgA Dynamic Small Cap Fund (the “Fund”) seeks to maximize the total return through investment in equity securities. The Fund’s benchmark is the Russell 2000 Index (the “Index”).

For the 12-month period ended August 31, 2014 (the “Reporting Period”), the total return for Class N of the Fund was 18.42%, and the total return for the Index was 17.68%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

During the Reporting Period, US small cap stocks continued to climb higher, reaching record highs. This was supported by a continuation of accommodative interest rate policies and overall economic strength in the US. Stock leadership was mixed and polarized at times, as highly volatile, low-quality growth stocks, as exemplified by the biotechnology/pharmaceutical industry, were favored alongside more stable utility stocks, which are perceived as less risky. Overall, market volatility remained low throughout the Reporting Period, despite various geopolitical concerns.

The Fund outperformed the Index over the Reporting Period, due to stock selection decisions driven by its systematic investment process. Early in the Reporting Period, the Fund benefitted from placing an emphasis on momentum and valuation characteristics in evaluating investment opportunities. This position was supported by reasonable market valuation levels and a low-volatility environment. At the turn of the year, the Fund’s positioning pivoted to a more conservative view in evaluating securities, focusing on what we considered to be attractively valued, high quality, low-volatility stocks. This was driven by a change in the market environment, especially the elevated levels of stock valuations and the absence of substantial macroeconomic catalysts. The Fund experienced a lag in relative performance at the onset of this positioning, but regained strength, as this investment theme was strongly rewarded during the final two months of the Reporting Period.

On the level of individual stocks, the top contributors to the Fund’s performance were Century Aluminum, Rite Aid, and NorthStar Realty Finance. Century Aluminum rose as lower input costs and tighter market supplies led to strong earnings. Drugstore chain Rite Aid moved higher after strong performance by its pharmacy segment. Finally, NorthStar Realty reported better-than-expected results from commercial realty activity.

Partially offsetting these gains were holdings in Multimedia Games, Blucora, and Dexcom. Multimedia Games, a maker of slot games and casino management systems, was pressured by a slowdown in gaming equipment sales. Blucora, an internet search and online tax preparation company, fell despite strong earnings, as investors focused on disappointing forward guidance. Lastly, Dexcom, a maker of monitoring equipment for diabetes patients, struggled early in the Reporting Period due to higher costs and below-consensus earnings.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

Notes: The following notes relate to the Growth of $10,000 graph and tables.

*	Assumes initial investment on September 1, 2004.

†

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

+	Annualized.

Small	company issues can be subject to increased volatility and considerable price fluctuation.
Performance	data reflects an expense limitation currently in effect, without which returns would have been lower.

Dynamic Small Cap Fund	7

SSgA

Dynamic Small Cap Fund

Shareholder Expense Example — August 31, 2014 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administration fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2014 to August 31, 2014.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class N	Annualized Expense Ratio	Actual Performance	Hypothetical Performance (5% return before expenses)*
Beginning Account Value March 1, 2014	1.15%	$1,000.00	$1,000.00
Ending Account Value August 31, 2014		$1,010.70	$1,019.40
Expenses Paid During Period		$5.83	$5.85
Class A
Beginning Account Value March 1, 2014	1.20%	$1,000.00	$1,000.00
Ending Account Value August 31, 2014		$998.40	$1,019.15
Expenses Paid During Period**		$1.84	$6.11
Class C
Beginning Account Value March 1, 2014	1.93%	$1,000.00	$1,000.00
Ending Account Value August 31, 2014		$997.10	$1,015.47
Expenses Paid During Period**		$2.96	$9.80
Class I
Beginning Account Value March 1, 2014	0.95%	$1,000.00	$1,000.00
Ending Account Value August 31, 2014		$998.70	$1,020.41
Expenses Paid During Period**		$1.46	$4.84
Class K
Beginning Account Value March 1, 2014	0.76%	$1,000.00	$1,000.00
Ending Account Value August 31, 2014		$998.90	$1,021.37
Expenses Paid During Period**		$1.17	$3.87

*	Expenses are equal to the Fund’s annualized expense ratio (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived, reimbursed and/or other credits. Without the waiver, reimbursement and/or other credits, expenses would have been higher.
**	Actual period is from commencement of operations 7/7/14. Hypothetical period is from 3/1/14.

8	Dynamic Small Cap Fund

SSgA

Dynamic Small Cap Fund

Schedule of Investments — August 31, 2014

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 98.5%
Consumer Discretionary - 12.9%
AH Belo Corp. (Class A) (a)	1,671	19,250
American Axle & Manufacturing Holdings, Inc. (b)	3,912	70,807
Asbury Automotive Group, Inc. (a)(b)	1,745	121,592
Barnes & Noble, Inc. (a)(b)	841	20,066
BJ’s Restaurants, Inc. (b)	1,033	38,500
Brown Shoe Co., Inc. (a)	3,881	115,809
Burlington Stores, Inc. (a)(b)	492	17,550
Cooper Tire & Rubber Co. (a)	4,278	131,891
Cooper-Standard Holding, Inc. (b)	462	30,266
Core-Mark Holding Co., Inc.	706	34,001
Dana Holding Corp. (a)	5,697	132,341
Diamond Resorts International, Inc. (a)(b)	3,910	97,828
DineEquity, Inc.	1,013	84,282
Federal-Mogul Holdings Corp. (a)(b)	1,889	32,245
Gentherm, Inc. (b)	3,150	153,877
Group 1 Automotive, Inc. (a)	1,462	117,194
Haverty Furniture Cos., Inc. (a)	317	7,377
Iconix Brand Group, Inc. (a)(b)	2,760	114,899
Jack in the Box, Inc.	2,259	134,298
LGI Homes, Inc. (a)(b)	610	11,663
Libbey, Inc. (a)(b)	1,067	29,449
Lithia Motors, Inc. (Class A)	1,367	119,503
Marriott Vacations Worldwide Corp. (a)(b)	2,023	120,551
Mattress Firm Holding Corp. (a)(b)	1,079	61,816
Meredith Corp. (a)	1,675	78,022
Modine Manufacturing Co. (a)(b)	6,332	90,041
Nutrisystem, Inc. (a)	643	10,494
Orbitz Worldwide, Inc. (b)	1,811	14,850
Penske Automotive Group, Inc.	1,678	80,494
Remy International, Inc. (a)	672	14,851
Ruth’s Hospitality Group, Inc.	1,489	16,602
Scholastic Corp. (a)	3,111	109,009
Skechers U.S.A., Inc. (Class A) (b)	2,731	159,408
Sonic Automotive, Inc. (Class A)	2,730	67,431
Speedway Motorsports, Inc. (a)	901	16,759
Standard Motor Products, Inc. (a)	2,589	97,372
Strayer Education, Inc. (b)	500	30,360
Tenneco, Inc. (a)(b)	2,368	151,741
The Cato Corp. (Class A) (a)	1,108	38,414
The Finish Line, Inc. (Class A) (a)	1,566	46,401
The Marcus Corp.	1,259	22,926
Tower International, Inc. (b)	2,963	99,349
Universal Electronics, Inc. (a)(b)	2,027	110,816
Vince Holding Corp. (a)(b)	665	24,140
Zumiez, Inc. (a)(b)	983	31,800

		3,128,335

	Principal Amount ($) or Shares	Market Value $
Consumer Staples - 3.8%
Cal-Maine Foods, Inc. (a)	1,528	120,880
Coca-Cola Hellenic Bottling Co.	101	7,510
Fresh Del Monte Produce, Inc. (a)	2,942	93,968
Harbinger Group, Inc. (a)(b)	3,410	44,160
Ingles Markets, Inc. (Class A)	608	15,346
Omega Protein Corp. (b)	1,982	29,869
Pilgrim’s Pride Corp. (a)(b)	2,662	79,514
Revlon, Inc. (Class A) (a)(b)	729	24,764
Sanderson Farms, Inc. (a)	1,434	133,821
Seaboard Corp. (b)	16	46,388
SUPERVALU, Inc. (a)(b)	13,964	133,356
The Andersons, Inc.	1,959	134,720
The Pantry, Inc. (b)	1,384	29,299
USANA Health Sciences, Inc. (a)(b)	202	14,752

		908,347

Energy - 9.2%
Abraxas Petroleum Corp. (a)(b)	4,455	26,329
Adams Resources & Energy, Inc. (a)	168	11,019
Athlon Energy, Inc. (b)	622	28,948
Basic Energy Services, Inc. (a)(b)	3,819	92,458
Bonanza Creek Energy, Inc. (b)	230	14,124
C&J Energy Services, Inc. (a)(b)	2,545	73,016
Callon Petroleum Co. (b)	2,405	25,806
Carrizo Oil & Gas, Inc. (b)	2,089	131,022
Clayton Williams Energy, Inc. (b)	787	93,212
Comstock Resources, Inc. (a)	4,279	104,322
Exterran Holdings, Inc. (a)	2,652	123,663
Forum Energy Technologies, Inc. (b)	2,817	95,919
Green Plains, Inc. (a)	3,550	158,649
Matador Resources Co. (a)(b)	1,452	39,727
Matrix Service Co. (b)	3,353	94,588
North Atlantic Drilling, Ltd. (a)	3,682	40,355
Northern Oil and Gas, Inc. (a)(b)	6,202	104,504
Panhandle Oil and Gas, Inc. (Class A) (a)	239	14,620
Penn Virginia Corp. (a)(b)	6,717	100,889
Petroquest Energy, Inc. (a)(b)	3,969	26,434
Pioneer Energy Services Corp. (b)	7,059	108,567
REX American Resources Corp. (b)	406	43,373
SemGroup Corp. (Class A)	902	79,132
Ship Finance International, Ltd. (a)	5,903	116,820
Stone Energy Corp. (b)	2,093	73,653
Synergy Resources Corp. (a)(b)	1,450	19,517
Targa Resources Corp.	577	80,520
Triangle Petroleum Corp. (a)(b)	9,083	108,905
Warren Resources, Inc. (a)(b)	7,824	50,465

Dynamic Small Cap Fund	9

SSgA

Dynamic Small Cap Fund

Schedule of Investments, continued — August 31, 2014

	Principal Amount ($) or Shares	Market Value $

Western Refining, Inc.	2,484	115,581
Willbros Group, Inc. (b)	1,552	16,979

		2,213,116

Financials - 24.8%
Acadia Realty Trust (a)(c)	1,384	39,887
AG Mortgage Investment Trust, Inc. (a)(c)	1,465	29,256
Alexander’s, Inc. (a)(c)	44	17,446
American Capital Mortgage Investment Corp. (c)	5,371	110,535
American Equity Investment Life Holding Co.	1,351	33,424
Amtrust Financial Services, Inc. (a)	2,848	125,397
Anworth Mortgage Asset Corp. (c)	18,717	97,141
Apollo Commercial Real Estate Finance, Inc. (a)(c)	1,237	20,806
Apollo Residential Mortgage, Inc. (c)	1,528	25,747
Argo Group International Holdings, Ltd.	2,126	111,913
Arlington Asset Investment Corp. (Class A) (a)	972	27,624
ARMOUR Residential REIT, Inc. (a)(c)	23,081	97,633
Ashford Hospitality Trust, Inc. (c)	1,696	19,657
Aviv REIT, Inc. (c)	980	28,675
BancFirst Corp. (a)	424	26,983
Banco Latinoamericano de Comercio Exterior SA (a)	1,034	33,202
BGC Partners, Inc. (Class A) (a)	15,137	114,587
Boston Private Financial Holdings, Inc. (a)	7,215	87,590
Calamos Asset Management, Inc. (Class A) (a)	962	12,400
Capstead Mortgage Corp. (a)(c)	6,209	82,083
Cardinal Financial Corp. (a)	547	9,775
Central Pacific Financial Corp. (a)	657	11,550
Chesapeake Lodging Trust (a)(c)	1,294	39,868
CNO Financial Group, Inc.	8,493	151,600
Colony Financial, Inc. (c)	4,886	109,544
Community Trust Bancorp, Inc. (a)	803	28,523
Crawford & Co. (Class B) (a)	1,241	11,181
CYS Investments, Inc. (a)(c)	12,994	122,533
Dynex Capital, Inc. (a)(c)	3,008	26,320
Enstar Group, Ltd. (a)(b)	603	85,566
Enterprise Financial Services Corp. (a)	305	5,319
FBL Financial Group, Inc. (Class A) (a)	1,799	84,247
Fidelity & Guaranty Life (a)	4,136	93,308

	Principal Amount ($) or Shares	Market Value $
First American Financial Corp. (a)	4,126	116,972
First Busey Corp. (a)	3,643	20,947
First Commonwealth Financial Corp. (a)	918	8,134
First Defiance Financial Corp.	662	18,470
First Financial Corp.	659	21,299
First Interstate Bancsystem, Inc.	1,026	27,210
First Merchants Corp.	3,851	78,599
First Midwest Bancorp, Inc.	6,286	105,919
First NBC Bank Holding Co. (b)	403	12,940
GAMCO Investors, Inc. (Class A)	229	17,933
German American Bancorp, Inc. (a)	601	16,281
Great Southern Bancorp, Inc. (a)	648	20,522
Greenlight Capital Re, Ltd. (Class A) (a)(b)	3,196	109,335
Hatteras Financial Corp. (c)	1,766	35,143
HCI Group, Inc. (a)	560	23,582
Hersha Hospitality Trust (a)(c)	17,918	121,663
HFF, Inc. (Class A)	2,664	79,920
Home Loan Servicing Solutions, Ltd. (a)	5,569	121,961
Horace Mann Educators Corp. (a)	1,164	34,687
Horizon Bancorp	984	21,796
Invesco Mortgage Capital, Inc. (a)(c)	7,628	134,405
Investment Technology Group, Inc. (a)(b)	1,044	17,779
Kansas City Life Insurance Co. (a)	181	8,406
KCG Holdings, Inc. (Class A) (a)(b)	8,112	94,910
Lakeland Financial Corp. (a)	760	29,594
Maiden Holdings, Ltd. (a)	5,386	65,494
MainSource Financial Group, Inc. (a)	1,384	23,874
Manning & Napier, Inc. (a)	1,339	24,865
Marcus & Millichap, Inc. (b)	833	25,257
Montpelier Re Holdings, Ltd. (a)	3,786	119,070
National Western Life Insurance Co. (Class A) (a)	168	42,672
Nelnet, Inc. (Class A)	2,593	114,014
NorthStar Realty Finance Corp. (c)	4,730	87,552
OneBeacon Insurance Group, Ltd. (Class A) (a)	686	10,997
Oppenheimer Holdings, Inc. (Class A)	265	6,402
Pebblebrook Hotel Trust (c)	3,656	141,634
PennyMac Mortgage Investment Trust (c)	5,005	111,411
Peoples Bancorp, Inc. (a)	389	9,324
Pinnacle Financial Partners, Inc.	448	16,065
Piper Jaffray Cos. (a)(b)	2,391	127,584
Platinum Underwriters Holdings, Ltd. (a)	1,807	112,883

10	Dynamic Small Cap Fund

SSgA

Dynamic Small Cap Fund

Schedule of Investments, continued — August 31, 2014

	Principal Amount ($) or Shares	Market Value $

Preferred Bank/Los Angeles CA (b)	1,147	27,551
Primerica, Inc. (a)	2,481	124,869
PrivateBancorp, Inc.	3,195	94,285
Provident Financial Services, Inc.	2,436	41,436
Pzena Investment Management, Inc. (Class A) (a)	834	8,432
RCS Capital Corp. (Class A)	360	7,981
Renasant Corp.	1,043	30,174
Resource Capital Corp. (a)(c)	10,861	58,541
RLJ Lodging Trust (c)	2,280	67,967
S&T Bancorp, Inc.	1,809	45,117
Safety Insurance Group, Inc.	1,279	70,601
Saul Centers, Inc. (c)	566	28,215
Selective Insurance Group, Inc.	1,536	36,818
Simmons First National Corp. (Class A) (a)	837	33,413
Southside Bancshares, Inc. (a)	541	18,583
State Auto Financial Corp. (a)	543	11,783
Strategic Hotels & Resorts, Inc. (b)(c)	5,893	70,009
Summit Hotel Properties, Inc. (a)(c)	8,777	96,108
Symetra Financial Corp. (a)	5,190	126,325
Territorial Bancorp, Inc. (a)	905	18,607
The Geo Group, Inc. (a)(c)	3,537	132,355
The Hanover Insurance Group, Inc.	685	43,463
The Navigators Group, Inc. (b)	864	55,512
United Community Banks, Inc.	4,080	69,197
United Fire Group, Inc. (a)	1,744	51,134
United Insurance Holdings Corp. (a)	1,121	18,093
Virtus Investment Partners, Inc.	87	19,461
Walker & Dunlop, Inc. (b)	467	6,627
WesBanco, Inc. (a)	2,848	88,430
West Bancorp., Inc. (a)	942	14,177
Westwood Holdings Group, Inc.	274	16,330
Wintrust Financial Corp.	2,234	104,037
World Acceptance Corp. (a)(b)	1,025	80,299
WSFS Financial Corp. (a)	342	25,513

		6,000,268

Health Care - 8.9%
ACADIA Pharmaceuticals, Inc. (a)(b)	782	18,752
Acceleron Pharma, Inc. (a)(b)	236	6,341
Acorda Therapeutics, Inc. (a)(b)	440	14,335
Aegerion Pharmaceuticals, Inc. (a)(b)	294	8,982
Agenus, Inc. (b)	896	2,813
Agios Pharmaceuticals, Inc. (b)	199	9,198
Akebia Therapeutics, Inc. (a)(b)	110	2,476
Akorn, Inc. (a)(b)	1,270	49,555

	Principal Amount ($) or Shares	Market Value $
Albany Molecular Research, Inc. (a)(b)	1,040	20,592
AmSurg Corp. (b)	2,468	132,754
Anacor Pharmaceuticals, Inc. (a)(b)	470	10,946
Arena Pharmaceuticals, Inc. (a)(b)	2,324	9,575
Array BioPharma, Inc. (a)(b)	1,798	7,102
Asterias Biotherapeutics, Inc. (a)(b)	90	321
Cambrex Corp. (a)(b)	1,280	28,058
Celldex Therapeutics, Inc. (a)(b)	1,002	15,942
Cepheid, Inc. (a)(b)	871	34,866
Chemed Corp.	1,287	135,920
Chimerix, Inc. (a)(b)	387	9,884
Clovis Oncology, Inc. (a)(b)	181	8,608
CTI BioPharma Corp. (a)(b)	1,926	4,931
CytRx Corp. (a)(b)	780	2,590
Dendreon Corp. (a)(b)	2,288	3,112
Durata Therapeutics, Inc. (a)(b)	224	3,530
Dyax Corp. (b)	1,370	13,988
Dynavax Technologies Corp. (a)(b)	3,711	5,270
Emergent Biosolutions, Inc. (a)(b)	417	10,383
Enanta Pharmaceuticals, Inc. (b)	147	6,168
Epizyme, Inc. (b)	184	6,346
Exact Sciences Corp. (a)(b)	810	16,889
Exelixis, Inc. (a)(b)	2,722	11,269
Five Prime Therapeutics, Inc. (a)(b)	245	2,849
Foundation Medicine, Inc. (a)(b)	100	2,327
Galectin Therapeutics, Inc. (a)(b)	250	1,565
Galena Biopharma, Inc. (a)(b)	1,665	3,929
Genomic Health, Inc. (a)(b)	234	6,954
Geron Corp. (a)(b)	2,178	5,184
Greatbatch, Inc. (b)	1,965	89,545
Halozyme Therapeutics, Inc. (a)(b)	774	7,353
Heron Therapeutics, Inc. (a)(b)	284	2,667
Hyperion Therapeutics, Inc. (b)	186	4,810
ImmunoGen, Inc. (a)(b)	999	11,808
Immunomedics, Inc. (a)(b)	1,150	3,830
Infinity Pharmaceuticals, Inc. (a)(b)	668	7,548
Inovio Pharmaceuticals, Inc. (a)(b)	847	8,970
Insmed, Inc. (b)	312	4,346
Insys Therapeutics, Inc. (a)(b)	148	5,227
InterMune, Inc. (a)(b)	1,227	90,123
Ironwood Pharmaceuticals, Inc. (a)(b)	1,135	14,687
Isis Pharmaceuticals, Inc. (a)(b)	1,537	62,648
Karyopharm Therapeutics, Inc. (a)(b)	182	6,552
Keryx Biopharmaceuticals, Inc. (a)(b)	924	16,808
KYTHERA Biopharmaceuticals, Inc. (a)(b)	67	2,520
Lannett Co., Inc. (b)	588	23,155

Dynamic Small Cap Fund	11

SSgA

Dynamic Small Cap Fund

Schedule of Investments, continued — August 31, 2014

	Principal Amount ($) or Shares	Market Value $

Lexicon Pharmaceuticals, Inc. (a)(b)	3,269	4,969
Ligand Pharmaceuticals, Inc. (Class B) (a)(b)	173	9,003
MacroGenics, Inc. (a)(b)	282	6,024
MannKind Corp. (a)(b)	1,608	11,851
Merrimack Pharmaceuticals, Inc. (a)(b)	660	4,607
MiMedx Group, Inc. (a)(b)	1,352	9,518
Molina Healthcare, Inc. (a)(b)	202	9,664
Momenta Pharmaceuticals, Inc. (b)	453	5,341
National Healthcare Corp. (a)	225	12,893
Natus Medical, Inc. (b)	4,158	116,881
Navidea Biopharmaceuticals, Inc. (a)(b)	2,203	3,150
Neuralstem, Inc. (b)	964	3,923
Neurocrine Biosciences, Inc. (a)(b)	646	10,536
NewLink Genetics Corp. (a)(b)	283	7,814
Northwest Biotherapeutics, Inc. (b)	521	3,043
Novavax, Inc. (a)(b)	1,774	8,320
NPS Pharmaceuticals, Inc. (a)(b)	1,239	37,393
Ohr Pharmaceutical, Inc. (a)(b)	287	2,359
OncoMed Pharmaceuticals, Inc. (a)(b)	173	3,510
Oncothyreon, Inc. (b)	1,039	2,431
Ophthotech Corp. (b)	189	7,363
Opko Health, Inc. (a)(b)	2,213	19,696
Orexigen Therapeutics, Inc. (a)(b)	888	5,062
Organovo Holdings, Inc. (a)(b)	867	6,745
Orthofix International NV (b)	624	21,160
Osiris Therapeutics, Inc. (b)	279	3,987
Pacira Pharmaceuticals, Inc. (a)(b)	670	72,534
PDL BioPharma, Inc. (a)	11,190	112,907
Peregrine Pharmaceuticals, Inc. (a)(b)	2,439	4,024
PharMerica Corp. (a)(b)	3,807	94,756
Prothena Corp. PLC (a)(b)	318	7,282
PTC Therapeutics, Inc. (a)(b)	316	10,005
Puma Biotechnology, Inc. (a)(b)	275	71,640
RadNet, Inc. (b)	2,766	18,477
Raptor Pharmaceutical Corp. (a)(b)	535	5,896
Receptos, Inc. (a)(b)	222	11,355
Retrophin, Inc. (b)	303	4,145
Rigel Pharmaceuticals, Inc. (a)(b)	568	1,477
Sangamo Biosciences, Inc. (a)(b)	382	5,463
Sarepta Therapeutics, Inc. (a)(b)	398	9,126
Select Medical Holdings Corp.	7,142	100,131
Spectrum Pharmaceuticals, Inc. (a)(b)	937	7,599
STERIS Corp.	2,311	130,086
Sunesis Pharmaceuticals, Inc. (a)(b)	727	5,445
Synageva BioPharma Corp. (a)(b)	236	17,032

	Principal Amount ($) or Shares	Market Value $
Synergy Pharmaceuticals, Inc. (a)(b)	1,306	5,093
Synta Pharmaceuticals Corp. (a)(b)	823	3,292
TESARO, Inc. (b)	285	8,425
TG Therapeutics, Inc. (a)(b)	333	2,824
The Providence Service Corp. (b)	506	23,038
Threshold Pharmaceuticals, Inc. (a)(b)	737	3,066
Triple-S Management Corp. (Class B) (a)(b)	1,474	28,212
Ultragenyx Pharmaceutical, Inc. (a)(b)	89	4,749
US Physical Therapy, Inc.	541	19,314
Vanda Pharmaceuticals, Inc. (a)(b)	490	6,341
Verastem, Inc. (a)(b)	294	2,561
Versartis, Inc. (a)(b)	98	2,254
XOMA Corp. (a)(b)	1,160	5,081
ZIOPHARM Oncology, Inc. (a)(b)	1,090	3,521

		2,141,295

Industrials - 15.5%
ABM Industries, Inc. (a)	2,739	72,857
ACCO Brands Corp. (a)(b)	16,836	130,142
Air Transport Services Group, Inc. (b)	3,182	25,997
Aircastle, Ltd. (a)	5,865	112,139
Alaska Air Group, Inc. (a)	1,416	65,617
Allegiant Travel Co. (a)	912	112,048
AMERCO, Inc.	277	76,953
American Railcar Industries, Inc. (a)	429	34,191
ArcBest Corp. (a)	3,302	118,542
Argan, Inc. (a)	1,198	47,980
Atlas Air Worldwide Holdings, Inc. (a)(b)	2,531	84,662
AZZ, Inc. (a)	472	21,873
Blount International, Inc. (a)(b)	4,703	75,154
Curtiss-Wright Corp. (a)	763	54,814
Deluxe Corp. (a)	2,533	150,840
EMCOR Group, Inc.	637	27,518
EnerSys (a)	1,553	99,842
ESCO Technologies, Inc.	527	18,972
Federal Signal Corp.	6,062	89,233
H&E Equipment Services, Inc.	2,757	112,789
Hawaiian Holdings, Inc. (a)(b)	1,662	25,927
Hillenbrand, Inc.	1,520	50,829
Hub Group, Inc. (Class A) (b)	638	27,747
Huron Consulting Group, Inc. (b)	1,742	105,356
JetBlue Airways Corp. (a)(b)	13,998	171,196
Kadant, Inc.	591	23,427
Knight Transportation, Inc. (a)	4,391	111,312

12	Dynamic Small Cap Fund

SSgA

Dynamic Small Cap Fund

Schedule of Investments, continued — August 31, 2014

	Principal Amount ($) or Shares	Market Value $

Knoll, Inc. (a)	5,431	99,333
Korn/Ferry International (a)(b)	3,814	115,374
L.B. Foster Co. (Class A) (a)	529	27,751
Lydall, Inc. (a)(b)	953	26,398
Marten Transport, Ltd. (a)	507	10,039
Meritor, Inc. (a)(b)	9,257	126,173
Moog, Inc. (Class A) (a)(b)	853	60,478
NN, Inc. (a)	997	29,092
Nortek, Inc. (a)(b)	447	37,244
Orbital Sciences Corp. (b)	2,836	75,920
PAM Transportation Services, Inc. (a)(b)	200	7,344
Park-Ohio Holdings Corp. (a)	2,030	117,821
Patrick Industries, Inc. (b)	895	37,313
Quad Graphics, Inc. (a)	1,065	23,867
Quality Distribution, Inc. (b)	980	13,759
Republic Airways Holdings, Inc. (a)(b)	2,502	25,395
Rush Enterprises, Inc. (Class A) (b)	1,237	45,361
Saia, Inc. (a)(b)	2,413	114,545
Spirit Airlines, Inc. (b)	1,226	86,298
Standex International Corp.	1,424	106,273
Teledyne Technologies, Inc. (b)	1,519	147,449
Tutor Perini Corp. (b)	3,702	110,616
UniFirst Corp. (a)	750	72,713
Viad Corp.	820	17,991
VSE Corp. (a)	373	22,130
Wabash National Corp. (b)	1,893	26,767
West Corp. (a)	4,056	120,301

		3,751,702

Information Technology - 13.6%
Amkor Technology, Inc. (b)	11,454	119,122
Anixter International, Inc.	944	84,233
ARRIS Group, Inc. (b)	2,571	78,698
AVG Technologies NV (b)	276	4,841
Bel Fuse, Inc. (Class B)	892	20,998
Benchmark Electronics, Inc. (b)	3,520	86,698
Cirrus Logic, Inc. (b)	1,328	32,111
comScore, Inc. (a)(b)	468	17,929
Comtech Telecommunications Corp.	765	29,101
Constant Contact, Inc. (a)(b)	3,488	108,721
CSG Systems International, Inc. (a)	2,717	75,315
ePlus, Inc. (b)	395	23,096
Euronet Worldwide, Inc. (a)(b)	865	46,104
Global Cash Access Holdings, Inc. (b)	8,795	68,689
GSI Group, Inc. (b)	1,655	21,217
iGate Corp. (b)	2,863	107,133
Insight Enterprises, Inc. (b)	3,982	104,488

	Principal Amount ($) or Shares	Market Value $
Integrated Silicon Solution, Inc. (a)	992	14,711
Intersil Corp. (Class A)	7,996	120,300
Lattice Semiconductor Corp. (b)	8,531	64,068
LogMeIn, Inc. (b)	663	28,032
Marchex, Inc. (Class B) (a)	1,153	9,893
Mentor Graphics Corp. (a)	4,199	91,580
Microsemi Corp. (b)	3,496	93,133
MoneyGram International, Inc. (a)(b)	454	6,383
NETGEAR, Inc. (b)	2,171	72,121
Netscout Systems, Inc. (b)	3,073	141,573
OmniVision Technologies, Inc. (b)	4,774	129,423
PC Connection, Inc. (a)	1,326	30,074
Plexus Corp. (b)	2,690	110,801
Progress Software Corp. (b)	1,544	35,759
RF Micro Devices, Inc. (a)(b)	13,978	174,306
Sanmina Corp. (b)	6,437	151,141
Spansion, Inc. (Class A) (a)(b)	5,829	129,987
SS&C Technologies Holdings, Inc. (b)	2,889	130,756
Super Micro Computer, Inc. (b)	4,070	99,674
Sykes Enterprises, Inc. (a)(b)	3,334	69,814
Synaptics, Inc. (a)(b)	1,622	133,166
SYNNEX Corp. (a)(b)	1,702	118,697
Take-Two Interactive Software, Inc. (a)(b)	5,924	139,273
TeleTech Holdings, Inc. (b)	931	24,997
VASCO Data Security International, Inc. (a)(b)	1,541	22,761
Verint Systems, Inc. (b)	2,532	126,929

		3,297,846

Materials - 4.9%
A. Schulman, Inc.	2,700	104,841
AK Steel Holding Corp. (b)	11,257	122,926
Century Aluminum Co. (a)(b)	6,583	164,443
Chase Corp. (a)	508	18,034
Clearwater Paper Corp. (a)(b)	1,539	106,499
Globe Specialty Metals, Inc. (a)	2,161	44,387
Graphic Packaging Holding Co. (b)	12,555	160,579
Hawkins, Inc. (a)	195	7,176
Materion Corp. (a)	1,840	60,039
Neenah Paper, Inc. (a)	1,775	97,039
PolyOne Corp.	1,576	61,811
US Silica Holdings, Inc.	2,327	167,102
Worthington Industries, Inc. (a)	1,757	71,053

		1,185,929

Telecommunication Services - 0.3%
Inteliquent, Inc.	2,851	34,782
Premiere Global Services, Inc. (a)(b)	2,070	27,262

Dynamic Small Cap Fund	13

SSgA

Dynamic Small Cap Fund

Schedule of Investments, continued — August 31, 2014

	Principal Amount ($) or Shares	Market Value $

Shenandoah Telecommunications Co. (a)	357	9,860

		71,904

Utilities - 4.6%
Avista Corp. (a)	3,656	118,674
Black Hills Corp. (a)	1,474	79,198
Chesapeake Utilities Corp. (a)	543	37,451
Connecticut Water Service, Inc. (a)	200	6,590
Dynegy, Inc. (b)	972	31,765
El Paso Electric Co.	2,608	102,599
Empire District Electric Co. (a)	3,861	99,807
IDACORP, Inc. (a)	2,398	136,014
New Jersey Resources Corp. (a)	2,306	120,442
NRG Yield, Inc. (Class A) (a)	602	32,743
ONE Gas, Inc. (a)	1,493	55,883
Otter Tail Corp. (a)	2,243	63,903
Piedmont Natural Gas Co., Inc. (a)	1,258	47,049
PNM Resources, Inc. (a)	3,105	81,382
Portland General Electric Co. (a)	1,276	43,984
SJW Corp. (a)	269	7,354
Southwest Gas Corp. (a)	413	21,563
Unitil Corp. (a)	744	24,248

		1,110,649

Total Common Stocks (cost $20,894,046)		23,809,391

	Principal Amount ($) or Shares	Market Value $
Short-Term Investments - 24.6%
SSgA Prime Money Market Fund 0.19% (d)(e)	255,049	255,049
State Street Navigator Securities Lending Prime Portfolio (d)(f)	5,684,575	5,684,575

Total Short-Term Investments (cost $5,939,624)		5,939,624

Total Investments - 123.1% (identified cost $26,833,670)		29,749,015

Other Assets and Liabilities, Net - (23.1)%		(5,572,931)

Net Assets - 100.0%		24,176,084

Footnotes:

(a)	All or a portion of the shares of this security are on loan.
(b)	Non-income producing security
(c)	Real Estate Investment Trust (REIT)
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 4).
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Investments of cash collateral for securities loaned

Abbreviation

PLC - Public Limited Company

See accompanying notes which are an integral part of the financial statements.

14	Dynamic Small Cap Fund

SSgA

Dynamic Small Cap Fund

Presentation of Portfolio Holdings — August 31, 2014

	Market Value*				% of Net Assets
Categories	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$3,128,335	$—	$—	$3,128,335	12.9
Consumer Staples	908,347	—	—	908,347	3.8
Energy	2,213,116	—	—	2,213,116	9.2
Financials	6,000,268	—	—	6,000,268	24.8
Health Care	2,141,295	—	—	2,141,295	8.9
Industrials	3,751,702	—	—	3,751,702	15.5
Information Technology	3,297,846	—	—	3,297,846	13.6
Materials	1,185,929	—	—	1,185,929	4.9
Telecommunication Services	71,904	—	—	71,904	0.3
Utilities	1,110,649	—	—	1,110,649	4.6
Short-Term Investments	255,049	5,684,575	—	5,939,624	24.6

Total Investments	$24,064,440	$5,684,575	$—	$29,749,015	123.1

Other Assets and Liabilities, Net					(23.1)

					100.0

*	For a description of the levels see Note 2 in the Notes to Financial Statements. There were no transfers in and out of Levels 1, 2 and 3 during the period ended August 31, 2014.

See accompanying notes which are an integral part of the financial statements.

Dynamic Small Cap Fund	15

SSgA

Clarion Real Estate Fund

Portfolio Management Discussion and Analysis — August 31, 2014 (Unaudited)

Objective:  The Fund seeks to provide income and capital growth by investing primarily in publicly traded securities of real estate companies. The Fund looks to identify companies with superior earnings growth, conservative balance sheets, and dividend security to target out-performance over a 2-3 year time horizon.

Invests in:  Real Estate Investment Trust (REIT) securities, primarily from those securities in the Dow Jones U.S. Select REIT Index and across different types and regions based on the fundamental research of the Advisor.

Strategy:  The Fund seeks to meet its objective by investing with a relatively long time horizon, favoring strong real estate fundamentals, and attempting to minimize turnover, while focusing on relative valuations, balance sheet strength and higher growth rates.

The maximum sales charge for Class A shares is 5.25%. A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more. There is no CDSC on Class C shares redeemed more than one year after purchase. A 1.00% CDSC may be assessed on redemptions of Class C Shares during the first year only.

Classes A, C, I and K had less than six months of operations at reporting period end and therefore does not have performance history to provide in this report.

Clarion Real Estate Fund — Class N

Period Ended 8/31/14	Total Return
1 Year	25.11%
5 Year	17.96	%+
10 Year	8.03	%+

Dow Jones U.S. Select REIT Index#

Period Ended 8/31/14	Total Return
1 Year	24.30%
5 Year	18.84	%+
10 Year	8.85	%+

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The gross expense ratio for the Clarion Real Estate Fund as stated in the Fees and Expenses table of the prospectus dated December 18, 2013 is 1.38%.

See related Notes on following page.

16	Clarion Real Estate Fund

SSgA

Clarion Real Estate Fund

Management’s Discussion of Fund Performance, continued — August 31, 2014

SSgA Clarion Real Estate Fund (the “Fund”) seeks to provide income and capital growth by investing primarily in publicly traded securities issued by real estate investment trusts (“REITs”). The Fund’s benchmark is the Dow Jones U.S. Select REIT Index (the “Index”).

For the 12-month period ended August 31, 2014 (the “Reporting Period”), the total return for Class N of the Fund was 25.11%, and the total return for the Index was 24.30%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

REITs performed very well during the Reporting Period, as a result of the continued low interest rates in the U.S. and many markets worldwide, combined with an improving U.S. economy, accommodative capital markets, and the continued recovery of commercial property fundamentals. Real estate securities owned by the Fund have benefitted from these factors, as exemplified by their rising operating profits, earnings, and dividends. Low inflation has allowed the U.S. Federal Reserve to maintain a “dovish” monetary policy during the Reporting Period. Despite the sector’s strong absolute performance during the period, we believe the valuation of the sector remains attractive, due to anticipated healthy capital value growth for commercial real estate.

Overall, the Fund’s performance was positive during the Reporting Period, on both an absolute and relative basis. On an absolute basis, all U.S. property sectors were positive performers, led by the hotel sector. Positive relative performance was primarily the result of stock selection. The Fund benefited from strong stock selection in office, residential, and mall companies. Asset allocation also enhanced the Fund’s relative return. From a property sector perspective, overweights relative to the Index to the outperforming hotel, residential, and office sectors and underweights to the underperforming healthcare and storage sectors helped performance relative to the Index. The Fund’s portfolio positioning emphasizes property types that we believe can benefit most from improving economic conditions via shorter lease durations or demand drivers more closely tied to improved economic activity. Detractors to the Fund’s relative performance during the Reporting Period included stock selection in the storage sector and asset allocation in the industrial sector, coupled with cash drag.

The top positive contributors to the Fund’s relative performance during the Reporting Periods were BRE Properties, Ventas, and Host Hotels & Resorts. An overweight position to BRE Properties benefited the Fund. The shares outperformed following BRE’s merger with Essex Property Trust, which united two of the San Francisco Bay area’s biggest real estate companies focused on developing and owning apartments in supply-constrained markets from California to Washington. The Fund was underweight in underperforming Ventas, a diversified healthcare REIT. We generally view healthcare as a less attractively priced “non-core” sector. Another key contributor to relative performance was positioning in the hotel sector, especially an overweight to Host Hotels & Resorts. We believe economically-sensitive property sectors, such as hotels, will benefit most from an improving economy.

The top detractors from the Fund’s relative performance during the Reporting Period were Essex Property Trust, LaSalle Hotel Properties, and Alexandria Real Estate. The Fund was overweight Essex Property Trust, which underperformed following its abovementioned merger with BRE Properties. LaSalle Hotel Properties, the second-largest hotel REIT, is uniquely concentrated on independently branded hotels in urban gateway markets. The Fund was underweight in light of perceived headwinds in Washington, D.C., and concerns about a massive redevelopment project. Alexandria Real Estate Equities, a company focused on developing and owning life science office and laboratory buildings in specific east and west coast markets in the U.S., outperformed during the period, detracting from relative performance due to the Fund’s underweight position. We added Alexandria Real Estate Equities to the Fund in August, as we believe its growing development pipeline will generate attractive earnings and net asset value growth over the coming two years.

The Fund did not invest in derivatives during the period.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

Clarion Real Estate Fund	17

SSgA

Clarion Real Estate Fund

Management’s Discussion of Fund Performance, continued — August 31, 2014

Notes: The following notes relate to the Growth of $10,000 graph and tables on the preceding page.

*	Assumes initial investment on September 1, 2004.

#	The Dow Jones U.S. Select REIT® Index is a subset of the Dow Jones Americas Select RESI and includes only REITs and REIT like securities.

+	Annualized.

REIT funds may be subject to a high degree of market risk due to lack of industry diversification. Furthermore, REIT funds may be subject to other risks including, but not limited to, declines in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust, and defaults by borrowers. Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

18	Clarion Real Estate Fund

SSgA

Clarion Real Estate Fund

Shareholder Expense Example — August 31, 2014 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administration fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2014 to August 31, 2014.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class N	Annualized Expense Ratio	Actual Performance	Hypothetical Performance (5% return before expenses)*
Beginning Account Value March 1, 2014	1.00%	$1,000.00	$1,000.00
Ending Account Value August 31, 2014		$1,113.40	$1,020.16
Expenses Paid During Period		$5.33	$5.09
Class A
Beginning Account Value March 1, 2014	1.18%	$1,000.00	$1,000.00
Ending Account Value August 31, 2014		$1,028.50	$1,019.25
Expenses Paid During Period**		$1.84	$6.01
Class C
Beginning Account Value March 1, 2014	1.91%	$1,000.00	$1,000.00
Ending Account Value August 31, 2014		$1,027.80	$1,015.57
Expenses Paid During Period**		$2.97	$9.70
Class I
Beginning Account Value March 1, 2014	0.93%	$1,000.00	$1,000.00
Ending Account Value August 31, 2014		$1,029.80	$1,020.51
Expenses Paid During Period**		$1.45	$4.74
Class K
Beginning Account Value March 1, 2014	0.74%	$1,000.00	$1,000.00
Ending Account Value August 31, 2014		$1,029.50	$1,021.47
Expenses Paid During Period**		$1.15	$3.77

*	Expenses are equal to the Fund’s annualized expense ratio (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived, reimbursed and/or other credits. Without the waiver, reimbursement and/or other credits, expenses would have been higher.
**	Actual period is from commencement of operations 7/7/14. Hypothetical period is from 3/1/14.

Clarion Real Estate Fund	19

SSgA

Clarion Real Estate Fund

Schedule of Investments — August 31, 2014

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 99.3%
Diversified REITs - 6.7%
American Realty Capital Properties, Inc.	19,900	261,884
Cousins Properties, Inc.	40,300	511,407
Liberty Property Trust	13,500	478,170
Vornado Realty Trust	21,838	2,311,989

		3,563,450

Hotels, Resorts & Cruise Lines - 1.3%
Hilton Worldwide Holdings, Inc. (a)	18,400	465,888
Starwood Hotels & Resorts Worldwide, Inc.	2,500	211,350

		677,238

Industrial REITs - 6.7%
DCT Industrial Trust, Inc.	104,600	831,570
ProLogis	65,724	2,690,741

		3,522,311

Office REITs - 18.0%
Alexandria Real Estate Equities, Inc.	9,900	782,694
BioMed Realty Trust, Inc.	32,800	736,360
Boston Properties, Inc.	16,955	2,058,676
Brandywine Realty Trust	33,200	531,864
Digital Realty Trust, Inc. (b)	4,722	308,110
Douglas Emmett, Inc. (b)	27,823	794,903
Duke Realty Corp.	59,508	1,106,849
Highwoods Properties, Inc. (b)	12,400	527,620
Kilroy Realty Corp. (b)	17,600	1,113,200
SL Green Realty Corp.	14,308	1,564,580

		9,524,856

Residential REITs - 20.2%
American Residential Properties, Inc. (a)(b)	8,400	159,432
AvalonBay Communities, Inc.	14,578	2,246,470
Camden Property Trust	10,600	793,304
Equity Residential	47,339	3,146,623
Essex Property Trust, Inc.	8,947	1,730,797
Post Properties, Inc.	11,400	627,228
Sun Communities, Inc. (b)	9,800	525,574
UDR, Inc.	49,262	1,473,919

		10,703,347

Retail REITs - 24.7%
Brixmor Property Group, Inc. (b)	11,000	260,370
DDR Corp. (b)	57,900	1,054,938

	Principal Amount ($) or Shares	Market Value $
Federal Realty Investment Trust (b)	3,773	470,795
General Growth Properties, Inc.	71,100	1,746,927
Kimco Realty Corp.	29,129	684,240
Ramco-Gershenson Properties Trust	24,900	422,304
Regency Centers Corp. (b)	17,500	999,950
Simon Property Group, Inc.	31,445	5,346,594
Tanger Factory Outlet Centers, Inc.	4,510	157,444
Taubman Centers, Inc.	8,949	681,645
The Macerich Co.	15,280	997,631
Washington Prime Group, Inc.	13,472	262,974

		13,085,812

Specialized REITs - 21.7%
CubeSmart	35,200	654,720
HCP, Inc.	22,106	957,853
Health Care REIT, Inc.	37,995	2,567,702
Healthcare Realty Trust, Inc.	27,626	689,545
Healthcare Trust of America, Inc. (Class A)	25,400	316,230
Host Hotels & Resorts, Inc.	111,352	2,541,053
Pebblebrook Hotel Trust	9,500	368,030
Public Storage	10,541	1,846,572
Strategic Hotels & Resorts, Inc. (a)	21,900	260,172
Sunstone Hotel Investors, Inc.	36,100	525,977
Ventas, Inc.	11,134	732,395

		11,460,249

Total Common Stocks (cost $32,784,343)		52,537,263

Short-Term Investments - 8.3%
SSgA Prime Money Market Fund 0.19% (c)(d)	621,712	621,712
State Street Navigator Securities Lending Prime Portfolio (c)(e)	3,796,807	3,796,807

Total Short-Term Investments (cost $4,418,519)		4,418,519

Total Investments - 107.6% (identified cost $37,202,862)		56,955,782

Other Assets and Liabilities, Net - (7.6)%		(4,026,260)

Net Assets - 100.0%		52,929,522

See accompanying notes which are an integral part of the financial statements.

20	Clarion Real Estate Fund

SSgA

Clarion Real Estate Fund

Schedule of Investments, continued — August 31, 2014

Footnotes:

(a)	Non-income producing security
(b)	All or a portion of the shares of this security are on loan.
(c)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 4).
(d)	The rate shown is the annualized seven-day yield at period end.
(e)	Investments of cash collateral for securities loaned
REIT =	Real Estate Investment Trust

Presentation of Portfolio Holdings — August 31, 2014

	Market Value*				% of Net Assets
Categories	Level 1	Level 2	Level 3	Total
Common Stocks
Diversified REITs	$3,563,450	$—	$—	$3,563,450	6.7
Hotels, Resorts & Cruise Lines	677,238	—	—	677,238	1.3
Industrial REITs	3,522,311	—	—	3,522,311	6.7
Office REITs	9,524,856	—	—	9,524,856	18.0
Residential REITs	10,703,347	—	—	10,703,347	20.2
Retail REITs	13,085,812	—	—	13,085,812	24.7
Specialized REITs	11,460,249	—	—	11,460,249	21.7
Short-Term Investments	621,712	3,796,807	—	4,418,519	8.3

Total Investments	$53,158,975	$3,796,807	$—	$56,955,782	107.6

Other Assets and Liabilities, Net					(7.6)

					100.0

*	For a description of the levels see Note 2 in the Notes to Financial Statements. There were no transfers in and out of Levels 1, 2 and 3 during the period ended August 31, 2014.

See accompanying notes which are an integral part of the financial statements.

Clarion Real Estate Fund	21

SSgA

IAM SHARES Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2014 (Unaudited)

Objective:  The Fund seeks to maximize total return by investing the majority of its net assets in equity securities of IAM companies.

Invests in:  At least 80% of its total assets in equity securities of IAM companies. IAM companies are defined as companies that either have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers (“IAMAW”) or affiliated labor unions, or are listed in the S&P 500® Index and have not been identified by IAMAW or affiliated labor unions as having non-union sentiment.

Strategy:  The Fund’s investment strategy is driven by an investment process that manages portfolio exposure to fundamental attributes within a multifactor risk model environment. These attributes include industry allocations, size, style, growth expectations, and valuation ratios.

IAM SHARES Fund

Period Ended 08/31/14	Total Return
1 Year	25.13%
5 Year	16.52	%+
10 Year	8.13	%+

Standard & Poor’s 500 Composite Stock Index#

Period Ended 08/31/14	Total Return
1 Year	25.23%
5 Year	16.87	%+
10 Year	8.38	%+

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The gross expense ratio for the IAM SHARES Fund as stated in the Fees and Expenses table of the prospectus dated December 18, 2013 is 0.44%.

See related Notes on following page.

22	IAM SHARES Fund

SSgA

IAM SHARES Fund

Management’s Discussion of Fund Performance, continued — August 31, 2014

SSgA IAM SHARES Fund (the “Fund”) seeks to maximize total return primarily through investments in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers (“IAMAW”) or affiliated labor unions or have not been identified as having non-union sentiment. The Fund’s benchmark is the S&P 500 Index (the “Index”).

For the 12-month period ended August 31, 2014 (the “Reporting Period”), the total return for the Fund was 25.13%, and the total return for the Index was 25.23%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

US stocks steadily marched higher over the past 12 months, despite some periods of market uncertainty that were spurred by factors including the conflict in Syria, the partial US government shutdown, and the tensions involving Russia and Ukraine. However, firmer economic data from Europe and China limited concern about US economic sluggishness. An increase in mergers and acquisition activity also helped stock prices climb. Perhaps more importantly, the newly installed head of the US Federal Reserve, Janet Yellen, came across as thorough and confident in her first formal testimony before Congress. During the Reporting Period, policy continuity was assured, interest rates remained lower for longer than many market participants had anticipated, net profit margins on large-cap stocks were at 20-year highs, and stocks continued to hit record highs.

The Fund seeks to maximize returns primarily through investing in “union-friendly” companies. It is managed through a model-driven process that seeks to invest in this universe of companies while maintaining sufficient diversification. Through this quantitative process, the Fund seeks to manage some of the sector and fundamental characteristic tilts that are inherent in a “union-friendly” universe and bring them more in line with its underlying benchmark. It is managed in a manner similar to that of a passive product, with no alpha-generating process explicitly employed.

The Fund invested in S&P 500 futures contracts to equitize the small amount of cash in the portfolio during the Reporting Period. Futures performance did not have a material impact on portfolio performance.

On an individual security level, the top positive contributors to the Fund’s performance were Apple, Google, and Microsoft. Apple did well during the Reporting Period, driven by continued demand for iPhones and iPads, with more demand coming from overseas. Apple also enjoyed strong revenue growth from its app store. Google’s performance was due to its strong recurring revenues from online and video ads, as well as its move into “connected home” products to diversify its business. Moving away from its reliance on the personal computer, Microsoft saw tremendous growth in its cloud-based offerings as well as its hardware business, including its new Xbox system, the Xbox One.

The top negative contributors to the Fund’s performance were Coach, General Motors, and Newmont Mining. Coach had a disappointing performance during the Reporting Period, with declining revenues, declining margins, and increasing inventories, as it faced intense competition. General Motors was hampered by several costly recalls, including a large recall involving defective ignition switches. Newmont Mining was hurt primarily by unfavorable metal prices.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

Notes: The following notes relate to the Growth of $10,000 graph and tables on the preceding page.

*	Assumes initial investment on September 1, 2004.

#

The Standard & Poor’s® 500 Composite Stock Index is composed of 500 common stocks which are chosen by Standard & Poor’s Corporation to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy.

+	Annualized.

IAM SHARES Fund	23

SSgA

IAM SHARES Fund

Shareholder Expense Example — August 31, 2014 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administration fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2014 to August 31, 2014.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class N	Annualized Expense Ratio	Actual Performance	Hypothetical Performance (5% return before expenses)*
Beginning Account Value
March 1, 2014	0.39%	$1,000.00	$1,000.00
Ending Account Value
August 31, 2014		$1,090.00	$1,023.23
Expenses Paid During Period		$2.05	$1.99

*	Expenses are equal to the Fund’s annualized expense ratio (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived, reimbursed and/or other credits. Without the waiver, reimbursement and/or other credits, expenses would have been higher.

24	IAM SHARES Fund

SSgA

IAM SHARES Fund

Schedule of Investments — August 31, 2014

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 98.6%
Consumer Discretionary - 12.6%
Amazon.com, Inc. (a)	4,600	1,559,584
AutoNation, Inc. (a)(b)	7,920	429,660
AutoZone, Inc. (a)	100	53,884
Bed Bath & Beyond, Inc. (a)(b)	3,200	205,632
Best Buy Co., Inc.	3,925	125,168
BorgWarner, Inc.	6,200	385,578
Brunswick Corp. (b)	4,500	193,500
Cablevision Systems Corp. (Class A) (b)	3,200	59,232
Carnival Corp.	4,300	162,884
CBS Corp. (Class B)	8,444	500,645
Chipotle Mexican Grill, Inc. (a)	100	67,865
Coach, Inc. (b)	12,106	445,864
Comcast Corp. (Class A)	43,716	2,392,577
D.R. Horton, Inc.	3,900	84,552
Denny’s Corp. (a)(b)	16,283	111,213
DIRECTV (a)	9,481	819,632
Ethan Allen Interiors, Inc. (b)	4,666	117,723
Family Dollar Stores, Inc.	2,400	191,592
Ford Motor Co.	59,143	1,029,680
Gannett Co., Inc.	6,000	202,560
General Motors Co.	18,800	654,240
Genuine Parts Co.	2,800	245,672
Graham Holdings Co. (Class B)	321	230,735
H&R Block, Inc.	3,700	124,061
Hanesbrands, Inc.	4,410	452,819
Harley-Davidson, Inc.	7,610	483,692
JAKKS Pacific, Inc. (a)	9,253	62,735
Johnson Controls, Inc.	10,700	522,267
Kohl’s Corp. (b)	4,100	241,039
Leggett & Platt, Inc. (b)	8,470	297,212
Liberty Interactive Corp. (Class A) (a)	10,342	305,296
Lowe’s Cos., Inc.	16,600	871,666
Macy’s, Inc.	6,768	421,579
Marriott International, Inc. (Class A) (b)	10,020	695,388
Matthews International Corp. (Class A) (b)	3,793	175,047
McDonald’s Corp.	14,730	1,380,496
Meredith Corp. (b)	6,390	297,646
Netflix, Inc. (a)(b)	500	238,820
Newell Rubbermaid, Inc.	10,700	358,664
News Corp. (Class A) (a)	6,450	113,681
NIKE, Inc. (Class B)	5,000	392,750
Nordstrom, Inc.	2,600	180,050
O’Reilly Automotive, Inc. (a)	900	140,382
Omnicom Group, Inc.	3,200	230,432
Penske Automotive Group, Inc.	1,881	90,231
priceline.com, Inc. (a)	600	746,586

	Principal Amount ($) or Shares	Market Value $
Ross Stores, Inc.	400	30,168
Sears Holdings Corp. (a)(b)	5,769	200,761
Sonic Automotive, Inc.	5,151	127,230
Staples, Inc. (b)	8,400	98,112
Starbucks Corp.	8,800	684,728
Starwood Hotels & Resorts Worldwide, Inc.	5,340	451,444
Target Corp.	10,900	654,763
The Gap, Inc.	5,400	249,210
The Goodyear Tire & Rubber Co.	4,300	111,671
The Home Depot, Inc.	18,500	1,729,750
The McClatchy Co. (Class A) (a)	15,070	67,966
The New York Times Co. (Class A) (b)	7,200	89,136
The Walt Disney Co. (c)	30,140	2,708,983
Tiffany & Co.	7,440	750,994
Time Warner Cable, Inc.	3,963	586,246
Time Warner, Inc.	13,983	1,077,110
TJX Cos., Inc.	3,500	208,635
TripAdvisor, Inc. (a)(b)	600	59,454
Twenty-First Century Fox, Inc.	25,800	913,836
Viacom, Inc. (Class B)	7,901	641,166
Whirlpool Corp.	3,190	488,134
Wyndham Worldwide Corp.	2,360	191,018
Yum! Brands, Inc.	5,200	376,636

		31,589,362

Consumer Staples - 9.5%
Altria Group, Inc.	40,925	1,763,049
Archer-Daniels-Midland Co.	14,378	716,887
Avon Products, Inc. (b)	1,400	19,656
Campbell Soup Co. (b)	9,070	406,517
Church & Dwight Co., Inc.	3,520	240,205
Colgate-Palmolive Co.	7,400	479,002
ConAgra Foods, Inc.	10,900	350,980
Constellation Brands, Inc. (Class A) (a)	300	26,127
Costco Wholesale Corp.	5,900	714,372
CVS Caremark Corp.	16,919	1,344,215
Energizer Holdings, Inc.	574	69,752
General Mills, Inc.	2,200	117,436
Katy Industries, Inc. (a)	5,900	7,080
Kellogg Co.	9,135	593,501
Kimberly-Clark Corp.	8,488	916,704
Kraft Foods Group, Inc.	8,736	514,550
Lorillard, Inc.	5,000	298,500
Mead Johnson Nutrition Co.	2,522	241,103
Mondelez International, Inc. (Class A)	24,709	894,219
Monster Beverage Corp. (a)	1,100	97,251
PepsiCo, Inc.	26,018	2,406,405

IAM SHARES Fund	25

SSgA

IAM SHARES Fund

Schedule of Investments, continued — August 31, 2014

	Principal Amount ($) or Shares	Market Value $

Philip Morris International, Inc.	21,285	1,821,570
Rite Aid Corp. (a)(b)	33,160	206,255
Safeway, Inc.	11,860	412,491
SUPERVALU, Inc. (a)(b)	7,382	70,498
Sysco Corp.	18,430	697,207
The Coca-Cola Co.	64,530	2,692,192
The Estee Lauder Cos., Inc. (Class A)	200	15,366
The J.M. Smucker Co.	4,257	436,768
The Kroger Co.	16,110	821,288
The Procter & Gamble Co.	42,101	3,499,014
TreeHouse Foods, Inc. (a)(b)	1,600	132,032
Tyson Foods, Inc. (Class A) (b)	300	11,418
Walgreen Co.	12,900	780,708
Whole Foods Market, Inc. (b)	1,800	70,452

		23,884,770

Energy - 10.8%
Anadarko Petroleum Corp.	6,400	721,216
Apache Corp.	4,900	498,967
Baker Hughes, Inc.	7,900	546,206
BP PLC ADR	3,556	170,119
Cabot Oil & Gas Corp.	4,000	134,160
Cameron International Corp. (a)	4,700	349,351
Chesapeake Energy Corp.	8,300	225,760
Chevron Corp.	30,219	3,911,849
ConocoPhillips	24,477	1,988,022
CONSOL Energy, Inc.	1,100	44,308
Devon Energy Corp.	6,100	460,062
EOG Resources, Inc.	6,400	703,232
Exxon Mobil Corp.	76,180	7,576,863
Halliburton Co.	19,910	1,346,115
Hess Corp.	7,000	707,700
Kinder Morgan, Inc. (b)	4,957	199,569
Marathon Oil Corp.	8,200	341,858
Marathon Petroleum Corp.	4,100	373,141
National Oilwell Varco, Inc.	4,400	380,292
Newfield Exploration Co. (a)	1,800	80,676
Noble Energy, Inc.	400	28,856
Occidental Petroleum Corp.	10,800	1,120,284
Peabody Energy Corp. (b)	700	11,116
Phillips 66	9,388	816,944
Pioneer Natural Resources Co.	1,100	229,515
Range Resources Corp.	1,600	125,744
Schlumberger, Ltd.	23,092	2,531,807
Southwestern Energy Co. (a)	4,700	193,546
Spectra Energy Corp.	8,398	349,860
The Williams Cos., Inc.	7,800	463,632
Transocean, Ltd. (b)	5,300	204,845
Valero Energy Corp.	7,200	389,808

		27,225,423

	Principal Amount ($) or Shares	Market Value $
Financials - 14.4%
ACE, Ltd.	2,200	233,926
Aegon NV	15,347	121,702
Aflac, Inc.	6,500	398,060
American Express Co.	12,300	1,101,465
American Financial Group, Inc.	17,862	1,071,184
American International Group, Inc.	19,803	1,110,156
American Tower Corp. (d)	4,900	483,140
Ameriprise Financial, Inc.	2,840	357,158
Aon PLC	4,700	409,652
AvalonBay Communities, Inc. (d)	600	92,460
Bank of America Corp.	128,532	2,068,080
BB&T Corp.	7,500	279,975
Berkshire Hathaway, Inc. (Class B) (a)	25,200	3,458,700
BlackRock, Inc.	800	264,424
Capital One Financial Corp.	6,661	546,602
Citigroup, Inc.	41,010	2,118,167
CME Group, Inc.	4,800	367,440
Comerica, Inc.	200	10,068
Discover Financial Services	6,550	408,524
E*TRADE Financial Corp. (a)	1,170	26,044
Equity Residential (d)	2,100	139,587
Fifth Third Bancorp	6,400	130,592
Franklin Resources, Inc.	5,400	305,208
Genworth Financial, Inc. (Class A) (a)	1,400	19,866
Hartford Financial Services Group, Inc.	3,200	118,560
HCP, Inc. (d)	1,400	60,662
Health Care REIT, Inc. (d)	1,700	114,886
Host Hotels & Resorts, Inc. (d)	39,087	891,965
HSBC Holdings PLC ADR	11,217	606,391
Hudson City Bancorp, Inc.	7,600	75,012
Intercontinental Exchange, Inc.	1,202	227,178
Janus Capital Group, Inc. (b)	36,347	441,616
JPMorgan Chase & Co.	48,234	2,867,511
KeyCorp	6,500	88,465
M&T Bank Corp. (b)	1,600	197,808
Marsh & McLennan Cos., Inc.	7,500	398,250
MetLife, Inc.	11,099	607,559
Moody’s Corp.	3,000	280,710
Morgan Stanley	17,500	600,425
Navient Corp.	6,300	113,022
Northern Trust Corp.	3,400	235,790
People’s United Financial, Inc. (b)	5,700	85,215
Plum Creek Timber Co., Inc. (b)(d)	2,000	81,260
PNC Financial Services Group, Inc.	5,450	461,888
Potlatch Corp. (d)	8,470	361,500
Principal Financial Group, Inc.	2,600	141,154
ProLogis, Inc. (d)	5,828	238,598

26	IAM SHARES Fund

SSgA

IAM SHARES Fund

Schedule of Investments, continued — August 31, 2014

	Principal Amount ($) or Shares	Market Value $

Prudential Financial, Inc.	6,400	574,080
Public Storage (d)	1,700	297,806
Regions Financial Corp.	9,142	92,791
Simon Property Group, Inc. (d)	3,271	556,168
SunTrust Banks, Inc.	3,500	133,280
T. Rowe Price Group, Inc.	1,000	80,995
The Allstate Corp.	7,100	436,579
The Bank of New York Mellon Corp.	14,798	579,786
The Charles Schwab Corp.	13,300	379,183
The Chubb Corp.	2,800	257,460
The Goldman Sachs Group, Inc.	6,300	1,128,393
The Progressive Corp.	8,100	202,662
The Travelers Cos., Inc.	15,443	1,462,607
U.S. Bancorp	22,812	964,491
Ventas, Inc. (d)	3,633	238,979
Vornado Realty Trust (d)	2,144	226,985
Wells Fargo & Co.	64,235	3,304,248
Weyerhaeuser Co. (d)	17,601	597,554

		36,331,652

Health Care - 12.2%
Abbott Laboratories	20,100	849,024
AbbVie, Inc.	20,100	1,111,128
Actavis PLC (a)	1,963	445,562
Aetna, Inc.	6,515	535,077
Agilent Technologies, Inc.	4,142	236,757
Alexion Pharmaceuticals, Inc. (a)	2,000	338,580
Allergan, Inc.	3,900	638,352
Allied Healthcare Products (a)	3,644	7,361
AmerisourceBergen Corp.	1,200	92,868
Amgen, Inc.	7,961	1,109,604
Baxter International, Inc.	12,376	927,952
Biogen Idec, Inc. (a)	3,600	1,234,944
Boston Scientific Corp. (a)	17,863	226,503
Bristol-Myers Squibb Co.	20,688	1,047,847
Cardinal Health, Inc.	4,000	294,800
CareFusion Corp. (a)	2,000	91,820
Celgene Corp. (a)	12,200	1,159,244
Cerner Corp. (a)	3,900	224,874
Cigna Corp.	3,800	359,480
Edwards Lifesciences Corp. (a)	4,756	472,080
Eli Lilly & Co.	12,700	807,212
Express Scripts Holding Co. (a)	12,485	923,016
Gilead Sciences, Inc. (a)	21,800	2,345,244
Hospira, Inc. (a)	900	48,366
Humana, Inc.	2,000	257,480
Intuitive Surgical, Inc. (a)	200	94,002
Johnson & Johnson	36,000	3,734,280
McKesson Corp.	3,600	702,108
Medtronic, Inc.	14,300	913,055

	Principal Amount ($) or Shares	Market Value $
Merck & Co., Inc.	46,745	2,809,842
PerkinElmer, Inc.	4,700	210,795
Perrigo Co. PLC	600	89,244
Pfizer, Inc.	86,254	2,535,005
St. Jude Medical, Inc.	4,300	282,037
STERIS Corp. (b)	5,461	307,400
Stryker Corp.	4,100	341,571
Thermo Fisher Scientific, Inc.	5,800	697,218
UnitedHealth Group, Inc.	14,700	1,274,196
WellPoint, Inc.	5,800	675,758
Zimmer Holdings, Inc.	2,570	255,227
Zoetis, Inc. (c)	2,295	81,335

		30,788,248

Industrials - 13.0%
3M Co.	11,580	1,667,520
Actuant Corp. (Class A)	6,160	207,777
Alaska Air Group, Inc.	3,200	148,288
AMETEK, Inc.	7,560	400,226
Avis Budget Group, Inc. (a)	1,800	121,518
AZZ, Inc. (b)	1,600	74,144
Caterpillar, Inc.	10,601	1,156,251
CSX Corp.	25,990	803,351
Cummins, Inc.	4,380	635,582
Danaher Corp.	11,930	913,957
Deere & Co. (b)	8,180	687,856
Delta Air Lines, Inc.	12,500	494,750
Dover Corp.	5,590	491,193
Eaton Corp. PLC	8,142	568,393
Emerson Electric Co.	12,890	825,218
FedEx Corp.	3,100	458,428
General Dynamics Corp.	5,710	703,757
General Electric Co.	147,851	3,841,169
Hexcel Corp. (a)	2,600	107,094
HNI Corp. (b)	900	34,119
Honeywell International, Inc.	11,462	1,091,526
Illinois Tool Works, Inc.	9,708	856,343
Ingersoll-Rand PLC	4,000	240,800
Jacobs Engineering Group, Inc. (a)	2,800	150,948
Kansas City Southern (b)	3,050	351,848
Koninklijke Philips NV	1,264	38,590
L-3 Communications Holdings, Inc.	2,620	288,069
Lockheed Martin Corp.	4,929	857,646
Manpower, Inc.	2,310	179,210
Masco Corp.	15,190	356,509
Norfolk Southern Corp.	7,490	801,430
Northrop Grumman Corp.	4,976	633,047
PACCAR, Inc.	8,165	512,844
Parker Hannifin Corp.	3,000	346,500
Pentair PLC	3,000	204,210

IAM SHARES Fund	27

SSgA

IAM SHARES Fund

Schedule of Investments, continued — August 31, 2014

	Principal Amount ($) or Shares	Market Value $

Precision Castparts Corp.	2,880	702,893
R.R. Donnelley & Sons Co. (b)	5,700	100,719
Raytheon Co.	5,800	558,772
Republic Services, Inc.	4,080	160,466
Rockwell Automation, Inc.	4,860	566,725
Rockwell Collins, Inc.	1,800	138,564
Ryder System, Inc.	5,190	468,865
Siemens AG ADR	200	25,060
Snap-on, Inc.	1,600	199,920
Southwest Airlines Co.	12,825	410,528
Stanley Black & Decker, Inc.	3,215	294,172
Terex Corp.	1,800	67,338
Textron, Inc.	5,600	212,800
The Boeing Co.	10,520	1,333,936
The Manitowoc Co., Inc. (b)	2,300	67,666
The Toro Co.	5,060	311,342
Tyco International, Ltd.	6,900	307,878
Union Pacific Corp.	17,460	1,838,014
United Continental Holdings, Inc. (a)	734	34,946
United Parcel Service, Inc. (Class B)	16,314	1,587,842
United Technologies Corp.	13,700	1,479,326
Valmont Industries, Inc. (b)	300	42,225
Veritiv Corp. (a)	211	9,394
Waste Management, Inc.	10,628	499,197
Watts Water Technologies, Inc. (Class A) (b)	400	25,316

		32,694,015

Information Technology - 17.4%
Accenture PLC (Class A)	8,600	697,116
Adobe Systems, Inc. (a)	6,800	488,920
Akamai Technologies, Inc. (a)	400	24,168
Amphenol Corp. (Class A)	5,490	565,525
Analog Devices, Inc.	5,000	255,600
Apple, Inc.	81,500	8,353,750
Applied Materials, Inc.	17,300	399,716
Autodesk, Inc. (a)	3,000	160,920
Automatic Data Processing, Inc.	6,300	525,924
Avago Technologies, Ltd.	3,400	279,106
Broadcom Corp. (Class A)	5,850	230,373
CA, Inc.	4,400	124,256
Cisco Systems, Inc.	70,500	1,761,795
Cognizant Technology Solutions Corp. (Class A) (a)	1,400	64,022
Computer Sciences Corp.	6,435	384,749
Corning, Inc.	20,200	421,372
Diebold, Inc. (b)	7,446	282,725
eBay, Inc. (a)	14,700	815,850
Electronic Arts, Inc. (a)	4,700	177,848

	Principal Amount ($) or Shares	Market Value $
EMC Corp.	27,100	800,263
Energy Conversion Devices, Inc. (e)	36,400	—
F5 Networks, Inc. (a)	1,100	136,609
Facebook, Inc. (Class A) (a)	20,000	1,496,400
Google, Inc. (a)	3,600	2,057,760
Google, Inc. (Class A) (a)	3,600	2,096,496
Hewlett-Packard Co.	28,532	1,084,216
Intel Corp.	66,700	2,329,164
International Business Machines Corp.	12,900	2,480,670
Juniper Networks, Inc.	3,800	88,122
KLA-Tencor Corp.	2,100	160,482
Mastercard, Inc. (Class A)	13,000	985,530
Micron Technology, Inc. (a)	13,500	440,100
Microsoft Corp. (c)	95,800	4,352,194
Motorola Solutions, Inc.	4,128	245,203
NetApp, Inc.	4,500	189,720
NVIDIA Corp.	1,900	36,955
Oracle Corp.	51,349	2,132,524
Paychex, Inc.	4,300	179,095
QUALCOMM, Inc.	20,700	1,575,270
Quantum Corp. (a)(b)	44,625	55,781
Red Hat, Inc. (a)	400	24,368
Salesforce.com, Inc. (a)(b)	4,800	283,632
SanDisk Corp.	100	9,796
Seagate Technology PLC (b)	7,240	453,079
Symantec Corp.	11,945	290,025
Teradata Corp. (a)(b)	200	9,134
Texas Instruments, Inc.	16,700	804,606
The Western Union Co. (b)	7,736	135,148
Total System Services, Inc.	2,032	63,927
VeriSign, Inc. (a)(b)	300	17,122
Visa, Inc. (Class A)	4,600	977,592
Western Digital Corp.	600	61,806
Xerox Corp.	52,870	730,135
Xilinx, Inc.	4,800	202,800
Yahoo!, Inc. (a)	17,100	658,521

		43,657,980

Materials - 3.8%
Air Products & Chemicals, Inc.	4,980	663,386
AK Steel Holding Corp. (a)(b)	13,482	147,224
Alcoa, Inc.	30,890	513,083
Allegheny Technologies, Inc.	4,800	202,416
AngloGold Ashanti, Ltd. ADR (a)	3,199	54,959
Ashland, Inc. (b)	1,204	129,093
Avery Dennison Corp.	1,900	91,447
Ball Corp.	3,400	217,940
Bemis Co., Inc. (b)	3,500	142,590
CF Industries Holdings, Inc.	400	103,068

28	IAM SHARES Fund

SSgA

IAM SHARES Fund

Schedule of Investments, continued — August 31, 2014

	Principal Amount ($) or Shares	Market Value $

Crown Holdings, Inc. (a)	4,400	212,388
E.I. du Pont de Nemours & Co.	9,700	641,267
Ecolab, Inc.	4,100	470,762
FMC Corp.	2,900	191,806
Freeport-McMoRan, Inc.	9,552	347,406
International Paper Co.	11,573	560,712
Martin Marietta Materials, Inc.	1,500	196,440
MeadWestvaco Corp.	3,000	129,000
Monsanto Co. (b)	5,800	670,770
Newmont Mining Corp.	5,700	154,413
Owens-Illinois, Inc. (a)	3,000	92,370
PPG Industries, Inc.	3,000	617,580
Praxair, Inc.	2,000	263,100
Schnitzer Steel Industries, Inc. (Class A) (b)	1,770	49,011
Sigma-Aldrich Corp. (b)	2,300	239,200
The Dow Chemical Co.	19,888	1,065,002
The Mosaic Co.	3,600	171,936
The Sherwin-Williams Co.	3,730	813,550
Vulcan Materials Co.	4,600	291,548

		9,443,467

Telecommunication Services - 2.7%
AT&T, Inc.	96,961	3,389,757
CenturyLink, Inc.	7,665	314,188
Frontier Communications Corp. (b)	10,506	71,441
Verizon Communications, Inc.	57,972	2,888,165

		6,663,551

Utilities - 2.2%
Ameren Corp.	3,000	119,970
American Electric Power Co., Inc.	5,300	284,610
Consolidated Edison, Inc. (b)	3,700	214,193
Dominion Resources, Inc.	8,400	589,848
Duke Energy Corp.	7,620	563,804
Edison International	4,500	266,130
Entergy Corp. (b)	2,400	185,784
Exelon Corp. (b)	11,590	387,338
FirstEnergy Corp.	4,200	143,808
NextEra Energy, Inc.	5,600	551,320
Pepco Holdings, Inc.	9,300	256,308
PG&E Corp.	5,300	246,344
PPL Corp.	6,400	221,632
Public Service Enterprise Group, Inc.	7,000	261,730
Sempra Energy	3,300	349,701
Southern Co.	12,200	541,680
The AES Corp.	8,800	133,584
Wisconsin Energy Corp. (b)	3,500	158,655

	Principal Amount ($) or Shares	Market Value $
Xcel Energy, Inc. (b)	4,000	128,200

		5,604,639

Total Common Stocks (cost $138,587,572)		247,883,107

Short-Term Investments - 4.2%
SSgA Prime Money Market Fund 0.19% (f)(g)	2,932,406	2,932,406
State Street Navigator Securities Lending Prime Portfolio (f)(h)	7,496,627	7,496,627
United States Treasury Bill 0.015%, due 11/06/14 (c)(i)	213,000	212,994

Total Short-Term Investments (cost $10,642,027)		10,642,027

Total Investments - 102.8% (identified cost $149,229,599)		258,525,134

Other Assets and Liabilities, Net - (2.8)%		(7,075,419)

Net Assets - 100.0%		251,449,715

Footnotes:

(a)	Non-income producing security
(b)	All or a portion of the shares of this security are on loan.
(c)	All or a portion of the shares of this security are held as collateral in connection with futures contracts purchased by the Fund.
(d)	Real Estate Investment Trust (REIT)
(e)	Security is fair valued at fair value as determined in good faith by the Trust in accordance with procedures approved by the Board of Trustees. Security value is determined based on Level 2 inputs.
(f)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 4).
(g)	The rate shown is the annualized seven-day yield at period end.
(h)	Investments of cash collateral for securities loaned
(i)	The rate shown is the yield-to-maturity from date of acquisition

Abbreviations:

ADR - American Depositary Receipt

PLC - Public Limited Company

See accompanying notes which are an integral part of the financial statements.

IAM SHARES Fund	29

SSgA

IAM SHARES Fund

Schedule of Investments, continued — August 31, 2014

Futures Contracts	Number of Contracts	Notional Amount $		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
S&P 500 Index Futures	7	USD	3,502,450	09/14	94,411

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts					94,411

During the year ended August 31, 2014, average notional value related to futures contracts was $2,814,169 or 1.1% of net assets.

Abbreviation:

USD - United States Dollar

Presentation of Portfolio Holdings — August 31, 2014

	Market Value*					% of Net Assets
Categories	Level 1	Level 2		Level 3	Total
Common Stocks
Consumer Discretionary	$31,589,362	$—		$—	$31,589,362	12.6
Consumer Staples	23,884,770	—		—	23,884,770	9.5
Energy	27,225,423	—		—	27,225,423	10.8
Financials	36,331,652	—		—	36,331,652	14.4
Health Care	30,788,248	—		—	30,788,248	12.2
Industrials	32,694,015	—		—	32,694,015	13.0
Information Technology	43,657,980	—	**	—	43,657,980	17.4
Materials	9,443,467	—		—	9,443,467	3.8
Telecommunication Services	6,663,551	—		—	6,663,551	2.7
Utilities	5,604,639	—		—	5,604,639	2.2
Short-Term Investments	2,932,406	7,709,621		—	10,642,027	4.2

Total Investments	250,815,513	7,709,621		—	258,525,134	102.8

Other Assets and Liabilities, Net						(2.8)

						100.0

Other Financial Instruments***
Futures Contracts	$94,411	$—		$—	$94,411	0.0	****

*	For a description of the levels see Note 2 in the Notes to Financial Statements. There were no transfers in and out of Levels 1, 2 and 3 during the period ended August 31, 2014.
**	Fund held a Level 2 security that was valued at $0 at August 31, 2014.
***	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation (depreciation) on the instruments.
****	Less than 0.05% of net assets.

See accompanying notes which are an integral part of the financial statements.

30	IAM SHARES Fund

SSgA

Enhanced Small Cap Fund

Portfolio Management Discussion and Analysis — August 31, 2014 (Unaudited)

Objective: The Fund seeks to maximize total return through investment primarily in small capitalization equity securities.

Invests in: At least 80% of total assets will be invested in small capitalization equity securities, such as common stocks, issued by companies with a market capitalization less than or equal to the largest capitalization stock in the Russell 2000® Index.

Strategy: The Fund attempts to create a portfolio with similar characteristics to the benchmark with potential to provide excess returns by allowing the fund to hold a portion, but not all of the securities in the Russell 2000 Index.

The maximum sales charge for Class A shares is 5.25%. A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more. There is no CDSC on Class C shares redeemed more than one year after purchase. A 1.00% CDSC may be assessed on redemptions of Class C Shares during the first year only.

Classes A, C, I and K had less than six months of operations at reporting period end and therefore does not have performance history to provide in this report.

Enhanced Small Cap Fund — Class N

Period Ended 08/31/14	Total Return
1 Year	20.71%
5 Year	19.39	%+
Inception	7.94	%+

Russell 2000® Index#

Period Ended 08/31/14	Total Return
1 Year	17.68%
5 Year	17.03	%+
Inception	8.41	%+

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The gross expense ratio for the Enhanced Small Cap Fund as stated in the Fees and Expenses table of the prospectus dated December 18, 2013 is 1.46%.

See related Notes on following page.

Enhanced Small Cap Fund	31

SSgA

Enhanced Small Cap Fund

Management’s Discussion of Fund Performance — August 31, 2014

SSgA Enhanced Small Cap Fund (the “Fund”) seeks to maximize total return through investment primarily in small capitalization equity securities. The Fund is benchmarked to the Russell 2000 Index (the “Index”).

For the 12-month period ended August 31, 2014 (the “Reporting Period”), the total return for Class N of the Fund was 20.71%, and the total return for the Index was 17.68%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s stock selection model delivered positive results during the reporting period. All components of the model demonstrated positive predictive power. A more balanced view of fundamentals paid off, specifically in the growth and value factors. In addition, stock selection techniques, which differentiate stocks based on our analysis of analysts’ price targets, performed exceptionally well. Similarly, momentum-based stock selection techniques added value.

On the level of individual stocks, the top positive contributors to the Fund’s overall performance were REX American Resources, Rite Aid, and Spirit Airlines. The top detractors from the Fund’s overall performance were Town Sports International Holdings, SunEdison, and Multimedia Games.

The Fund’s strategy incorporates a risk-managed quantitative investment process that seeks to outperform the benchmark while having a modest tracking error. Our multifactor stock selection model evaluates the growth potential, valuation, quality, and share price momentum prospects of every stock within the investable universe. The Adviser intends for the resulting portfolio to have characteristics similar to the benchmark, while avoiding style, size, or beta biases. The Fund’s strategy allows only relatively small differences versus the benchmark in terms of individual security, industry, and sector weights.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

Notes: The following notes relate to the Growth of $10,000 graph and tables.

*	The Fund commenced operations on March 22, 2005. Index comparison also began on March 22, 2005.

#

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

+	Annualized.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

32	Enhanced Small Cap Fund

SSgA

Enhanced Small Cap Fund

Shareholder Expense Example — August 31, 2014 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administration fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2014 to August 31, 2014.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class N	Annualized Expense Ratio	Actual Performance	Hypothetical Performance (5% return before expenses)*
Beginning Account Value March 1, 2014	0.75%	$1,000.00	$1,000.00
Ending Account Value August 31, 2014		$1,027.70	$1,021.42
Expenses Paid During Period		$3.83	$3.82
Class A
Beginning Account Value March 1, 2014	0.93%	$1,000.00	$1,000.00
Ending Account Value August 31, 2014		$993.00	$1,020.51
Expenses Paid During Period**		$1.42	$4.74
Class C
Beginning Account Value March 1, 2014	1.67%	$1,000.00	$1,000.00
Ending Account Value August 31, 2014		$992.50	$1,016.78
Expenses Paid During Period**		$2.55	$8.49
Class I
Beginning Account Value March 1, 2014	0.69%	$1,000.00	$1,000.00
Ending Account Value August 31, 2014		$993.60	$1,021.72
Expenses Paid During Period**		$1.06	$3.52
Class K
Beginning Account Value March 1, 2014	0.49%	$1,000.00	$1,000.00
Ending Account Value August 31, 2014		$994.20	$1,022.73
Expenses Paid During Period**		$0.75	$2.50

*	Expenses are equal to the Fund’s annualized expense ratio (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived, reimbursed and/or other credits. Without the waiver, reimbursement and/or other credits, expenses would have been higher.
**	Actual period is from commencement of operations 7/7/14. Hypothetical period is from 3/1/14.

Enhanced Small Cap Fund	33

SSgA

Enhanced Small Cap Fund

Schedule of Investments — August 31, 2014

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 98.3%
Consumer Discretionary - 13.4%
1-800-FLOWERS.COM, Inc. (Class A) (a)	8,123	41,833
AH Belo Corp. (Class A)	4,627	53,303
American Axle & Manufacturing Holdings, Inc. (a)	163	2,950
American Public Education, Inc. (a)	179	5,434
ANN, Inc. (a)	3,146	130,370
Arctic Cat, Inc.	478	17,696
Ascent Media Corp. (Class A) (a)	419	26,150
Bloomin’ Brands, Inc. (a)	1,144	19,036
Bob Evans Farms, Inc.	109	4,733
Brown Shoe Co., Inc.	5,965	177,996
Brunswick Corp.	77	3,311
Burlington Stores, Inc. (a)	100	3,567
Capella Education Co.	1,511	98,381
Christopher & Banks Corp. (a)	979	9,369
Cinedigm Corp. (Class A) (a)	10,532	19,695
Citi Trends, Inc. (a)	201	4,675
ClubCorp Holdings, Inc.	176	3,267
Crocs, Inc. (a)	5,546	85,686
CSS Industries, Inc.	916	23,156
Cumulus Media, Inc. (Class A) (a)	738	3,387
Dana Holding Corp.	7,928	184,167
Del Frisco’s Restaurant Group, Inc. (a)	113	2,501
Denny’s Corp. (a)	21,433	146,387
Destination Maternity Corp.	254	4,910
Dex Media, Inc. (a)	263	3,001
DineEquity, Inc.	2,129	177,133
Education Management Corp. (a)	1,858	2,397
Einstein Noah Restaurant Group, Inc.	3,236	46,048
Ethan Allen Interiors, Inc.	244	6,156
Express, Inc. (a)	6,198	107,473
Famous Dave’s of America, Inc. (a)	722	19,573
Flexsteel Industries, Inc.	98	3,434
FTD Cos., Inc. (a)	187	6,193
G-III Apparel Group, Ltd. (a)	1,293	106,724
Gerber Scientific, Inc. (a)(b)	600	—
Harte-Hanks, Inc.	11,670	81,807
Haverty Furniture Cos., Inc.	2,930	68,181
Helen of Troy, Ltd. (a)	3,035	176,698
hhgregg, Inc. (a)	702	5,019
HSN, Inc.	2,378	144,083
Iconix Brand Group, Inc. (a)	4,139	172,307
Interval Leisure Group, Inc.	3,385	73,184
Isle of Capri Casinos, Inc. (a)	3,096	25,604
Jack in the Box, Inc.	3,156	187,624

	Principal Amount ($) or Shares	Market Value $
Journal Communications, Inc. (Class A) (a)	1,735	17,211
K12, Inc. (a)	5,738	108,047
Kirkland’s, Inc. (a)	2,101	37,461
La-Z-Boy, Inc.	6,776	144,600
Marriott Vacations Worldwide Corp. (a)	1,404	83,664
Matthews International Corp. (Class A)	73	3,369
Motorcar Parts of America, Inc. (a)	1,458	44,207
Multimedia Games Holding Co., Inc. (a)	4,044	112,464
National CineMedia, Inc.	7,038	102,755
New York & Co., Inc. (a)	6,149	20,907
Nexstar Broadcasting Group, Inc. (Class A)	493	22,501
Nutrisystem, Inc.	222	3,623
Office Depot, Inc. (a)	4,227	21,642
Orbitz Worldwide, Inc. (a)	663	5,437
Outerwall, Inc. (a)	104	6,129
Oxford Industries, Inc.	70	4,293
Papa John’s International, Inc.	440	17,424
Pier 1 Imports, Inc.	9,045	142,549
Pool Corp.	100	5,666
Radio One, Inc. (Class D) (a)	17,553	52,835
Red Robin Gourmet Burgers, Inc. (a)	87	4,620
Remy International, Inc.	409	9,039
RetailMeNot, Inc. (a)	1,494	27,863
RG Barry Corp.	1,334	25,306
Ruth’s Hospitality Group, Inc.	6,496	72,430
Scholastic Corp.	1,348	47,234
Speedway Motorsports, Inc.	347	6,454
Standard Motor Products, Inc.	73	2,746
Stein Mart, Inc.	500	6,225
Steiner Leisure, Ltd. (a)	810	34,441
Steven Madden, Ltd. (a)	96	3,263
Stoneridge, Inc. (a)	11,020	137,309
Strayer Education, Inc. (a)	188	11,415
Tenneco, Inc. (a)	64	4,101
Texas Roadhouse, Inc.	1,146	30,472
The Cato Corp. (Class A)	115	3,987
The Cheesecake Factory, Inc.	77	3,461
The Children’s Place, Inc.	121	6,505
The Finish Line, Inc. (Class A)	6,209	183,973
The Men’s Wearhouse, Inc.	87	4,701
Time, Inc. (a)	400	9,392
Tower International, Inc. (a)	4,427	148,437
TRI Pointe Homes, Inc. (a)	2,004	29,659
Unifi, Inc. (a)	700	19,957
Universal Electronics, Inc. (a)	87	4,756
Weyco Group, Inc.	123	3,317

34	Enhanced Small Cap Fund

SSgA

Enhanced Small Cap Fund

Schedule of Investments, continued — August 31, 2014

	Principal Amount ($) or Shares	Market Value $

Winnebago Industries, Inc. (a)	234	5,787

		4,288,233

Consumer Staples - 2.9%
Annie’s, Inc. (a)	1,404	44,774
B&G Foods, Inc.	108	3,262
Cal-Maine Foods, Inc.	44	3,481
Calavo Growers, Inc.	1,518	59,126
Fresh Del Monte Produce, Inc.	4,067	129,900
IGI Laboratories, Inc. (a)	833	5,739
Ingles Markets, Inc. (Class A)	897	22,640
Inventure Foods, Inc. (a)	272	3,297
J&J Snack Foods Corp.	101	9,566
John B Sanfilippo & Son, Inc.	1,531	47,094
Lancaster Colony Corp.	106	9,371
Medifast, Inc. (a)	4,915	165,144
National Beverage Corp. (a)	163	2,988
Nutraceutical International Corp. (a)	2,302	55,800
Omega Protein Corp. (a)	2,243	33,802
Orchids Paper Products Co.	1,006	27,987
Sanderson Farms, Inc.	48	4,479
Seaboard Corp. (a)	12	34,791
SUPERVALU, Inc. (a)	4,218	40,282
Synutra International, Inc. (a)	456	2,585
The Andersons, Inc.	2,084	143,317
The Fresh Market, Inc. (a)	92	3,068
The Pantry, Inc. (a)	3,454	73,121
WD-40 Co.	43	2,954

		928,568

Energy - 5.9%
Adams Resources & Energy, Inc.	747	48,996
Basic Energy Services, Inc. (a)	114	2,760
Bonanza Creek Energy, Inc. (a)	59	3,623
Bristow Group, Inc.	42	3,065
Callon Petroleum Co. (a)	6,483	69,563
Carrizo Oil & Gas, Inc. (a)	772	48,420
Cloud Peak Energy, Inc. (a)	6,159	96,758
Comstock Resources, Inc.	1,482	36,131
Dawson Geophysical Co.	1,869	42,277
Delek US Holdings, Inc.	146	5,107
Energy XXI Bermuda, Ltd.	273	4,505
Forest Oil Corp. (a)	1,367	2,228
Helix Energy Solutions Group, Inc. (a)	7,175	196,021
Kodiak Oil & Gas Corp. (a)	397	6,459
Matrix Service Co. (a)	4,664	131,571
Natural Gas Services Group, Inc. (a)	102	3,027
Newpark Resources, Inc. (a)	324	3,995

	Principal Amount ($) or Shares	Market Value $
Pacific Ethanol, Inc. (a)	4,656	107,600
Parker Drilling Co. (a)	18,878	118,554
Parsley Energy, Inc. (Class A) (a)	1,129	24,748
Penn Virginia Corp. (a)	2,827	42,462
Petroquest Energy, Inc. (a)	18,896	125,847
Pioneer Energy Services Corp. (a)	4,246	65,303
Quicksilver Resources, Inc. (a)	1,288	1,713
REX American Resources Corp. (a)	1,699	181,504
Stone Energy Corp. (a)	3,369	118,555
Tesco Corp.	2,224	47,193
W&T Offshore, Inc.	4,265	63,634
Warren Resources, Inc. (a)	12,202	78,703
Western Refining, Inc.	4,353	202,545
Westmoreland Coal Co. (a)	312	13,107
Willbros Group, Inc. (a)	306	3,348

		1,899,322

Financials - 22.3%
1st Source Corp.	111	3,331
AG Mortgage Investment Trust, Inc. (c)	796	15,896
Altisource Asset Management Corp. (a)	36	26,799
Altisource Portfolio Solutions SA (a)	417	41,671
Altisource Residential Corp. (c)	225	5,522
American Capital Mortgage Investment Corp. (c)	7,974	164,105
American Realty Capital Healthcare Trust, Inc. (c)	289	3,170
Ameris Bancorp	485	11,102
Anworth Mortgage Asset Corp. (c)	29,215	151,626
Apollo Commercial Real Estate Finance, Inc. (c)	8,867	149,143
Apollo Residential Mortgage, Inc. (c)	790	13,311
Ares Commercial Real Estate Corp. (c)	509	6,408
Argo Group International Holdings, Ltd.	1,805	95,015
ARMOUR Residential REIT, Inc. (c)	1,500	6,345
Ashford Hospitality Trust, Inc. (c)	565	6,548
Banco Latinoamericano de Comercio Exterior SA	2,853	91,610
Bancorp, Inc. (a)	531	5,156
BankFinancial Corp.	299	3,232
Banner Corp.	90	3,544
BBCN Bancorp, Inc.	5,045	73,657
Berkshire Hills Bancorp, Inc.	419	10,320

Enhanced Small Cap Fund	35

SSgA

Enhanced Small Cap Fund

Schedule of Investments, continued — August 31, 2014

	Principal Amount ($) or Shares	Market Value $

Capital Bank Financial Corp. (a)	2,519	61,640
Capitol Federal Financial, Inc.	9,664	119,350
Capstead Mortgage Corp. (c)	11,429	151,091
Cathay General Bancorp	2,525	65,751
Central Pacific Financial Corp.	462	8,122
Chemical Financial Corp.	291	8,256
CNO Financial Group, Inc. (d)	12,023	214,611
Colony Financial, Inc. (c)	6,587	147,681
Consolidated-Tomoka Land Co.	70	4,095
Consumer Portfolio Services, Inc. (a)	784	5,606
Cousins Properties, Inc. (c)	6,738	85,505
Cowen Group, Inc. (Class A) (a)	33,464	136,868
Credit Acceptance Corp. (a)	762	93,909
CubeSmart (c)	194	3,608
CYS Investments, Inc. (c)	18,455	174,031
DCT Industrial Trust, Inc. (c)	394	3,132
DiamondRock Hospitality Co. (c)	492	6,553
Dynex Capital, Inc. (c)	366	3,203
Education Realty Trust, Inc. (c)	338	3,681
Empire State Realty Trust, Inc. (Class A) (c)	188	3,091
Ezcorp, Inc. (Class A) (a)	273	2,902
F.N.B. Corp.	5,375	66,435
FBL Financial Group, Inc. (Class A)	1,041	48,750
FBR & Co. (a)	185	5,287
FelCor Lodging Trust, Inc. (c)	15,652	161,842
Financial Institutions, Inc.	153	3,675
First Bancorp	1,293	22,977
First BanCorp- Puerto Rico (a)	685	3,569
First Commonwealth Financial Corp.	16,315	144,551
First Community Bancshares, Inc.	1,061	17,316
First Financial Bancorp	197	3,272
First Merchants Corp.	1,000	20,410
First Midwest Bancorp, Inc.	8,899	149,948
First NBC Bank Holding Co. (a)	4,756	152,715
First Potomac Realty Trust (c)	246	3,257
Flushing Financial Corp.	2,939	56,723
GFI Group, Inc.	9,963	45,033
Glimcher Realty Trust (c)	1,717	19,282
Gramercy Property Trust, Inc. (c)	753	4,661
Hanmi Financial Corp.	152	3,124
Hatteras Financial Corp. (c)	8,697	173,070
HCI Group, Inc.	77	3,242
Heritage Financial Corp.	559	9,145
Heritage Insurance Holdings, Inc. (a)	866	12,947
Heritage Oaks Bancorp	485	3,448
Hersha Hospitality Trust (c)	510	3,463
HFF, Inc. (Class A)	3,647	109,410

	Principal Amount ($) or Shares	Market Value $
Home Loan Servicing Solutions, Ltd.	2,434	53,305
HomeTrust Bancshares, Inc. (a)	857	12,924
Horace Mann Educators Corp.	2,150	64,070
International Bancshares Corp.	412	10,860
Invesco Mortgage Capital, Inc. (c)	10,295	181,398
Investment Technology Group, Inc. (a)	5,364	91,349
JGWPT Holdings, Inc. (Class A) (a)	462	6,237
KCG Holdings, Inc. (Class A) (a)	2,705	31,648
Kennedy-Wilson Holdings, Inc.	120	3,134
Kite Realty Group Trust (c)	127	3,266
Lexington Realty Trust (c)	548	5,962
Maiden Holdings, Ltd.	5,223	63,512
MainSource Financial Group, Inc.	2,420	41,745
Marcus & Millichap, Inc. (a)	2,796	84,775
MB Financial, Inc.	930	26,310
Mercantile Bank Corp.	163	3,089
Meta Financial Group, Inc.	78	2,964
MGIC Investment Corp. (a)	23,717	199,934
MidWestOne Financial Group, Inc.	678	16,123
Moelis & Co.	89	3,230
Montpelier Re Holdings, Ltd.	4,780	150,331
National Bank Holdings Corp.	317	6,441
National Penn Bancshares, Inc.	2,195	21,950
Nelnet, Inc. (Class A)	2,477	108,914
New Residential Investment Corp. (c)	24,361	152,743
New York Mortgage Trust, Inc. (c)	417	3,328
Northfield Bancorp, Inc.	253	3,317
OceanFirst Financial Corp.	220	3,612
OFG Bancorp	9,660	153,594
Old National Bancorp	2,048	26,808
Pacific Continental Corp.	440	5,931
Parkway Properties, Inc. (c)	4,300	89,225
PennyMac Mortgage Investment Trust (c)	278	6,188
Peoples Bancorp, Inc.	476	11,410
Platinum Underwriters Holdings, Ltd.	1,829	114,258
Preferred Bank/Los Angeles CA (a)	558	13,403
Primerica, Inc.	2,121	106,750
PrivateBancorp, Inc.	1,741	51,377
Provident Financial Services, Inc.	2,626	44,668
Radian Group, Inc.	4,344	63,249
RCS Capital Corp. (Class A)	6,382	141,489
RLJ Lodging Trust (c)	4,456	132,833
Safeguard Scientifics, Inc. (a)	193	3,783
Saul Centers, Inc. (c)	1,071	53,389

36	Enhanced Small Cap Fund

SSgA

Enhanced Small Cap Fund

Schedule of Investments, continued — August 31, 2014

	Principal Amount ($) or Shares	Market Value $

Silver Bay Realty Trust Corp. (c)	195	3,251
Simmons First National Corp. (Class A)	78	3,114
South State Corp.	106	6,207
Southwest Bancorp, Inc.	3,979	65,773
Strategic Hotels & Resorts, Inc. (a)(c)	15,725	186,813
Sunstone Hotel Investors, Inc. (c)	11,721	170,775
Susquehanna Bancshares, Inc.	13,907	143,520
Symetra Financial Corp.	1,090	26,531
Tree.com, Inc. (a)	222	7,102
Umpqua Holdings Corp.	10,364	181,059
Union Bankshares Corp.	367	8,672
United Financial Bancorp, Inc.	695	8,611
Universal Insurance Holdings, Inc.	4,351	60,305
Univest Corp. of Pennsylvania	528	10,085
Webster Financial Corp.	5,779	170,480
Western Alliance Bancorp (a)	3,570	84,288
Westwood Holdings Group, Inc.	55	3,278
Wilshire Bancorp, Inc.	10,386	101,367
WisdomTree Investments, Inc. (a)	289	3,419
World Acceptance Corp. (a)	1,047	82,022

		7,139,247

Health Care - 12.6%
ACADIA Pharmaceuticals, Inc. (a)	4,568	109,541
Achaogen, Inc. (a)	5,409	51,440
Acorda Therapeutics, Inc. (a)	189	6,158
Aegerion Pharmaceuticals, Inc. (a)	506	15,458
Affymetrix, Inc. (a)	350	3,035
Agios Pharmaceuticals, Inc. (a)	93	4,299
Akorn, Inc. (a)	411	16,037
Albany Molecular Research, Inc. (a)	157	3,109
Alder Biopharmaceuticals, Inc. (a)	168	2,863
Alliance HealthCare Services, Inc. (a)	460	13,087
AMN Healthcare Services, Inc. (a)	247	3,735
AmSurg Corp. (a)	63	3,389
Anacor Pharmaceuticals, Inc. (a)	556	12,949
ANI Pharmaceuticals, Inc. (a)	86	2,522
Anika Therapeutics, Inc. (a)	2,942	123,564
ARIAD Pharmaceuticals, Inc. (a)	18,404	114,473
Asterias Biotherapeutics, Inc. (a)	1,022	3,649
Atrion Corp.	95	30,400
AVANIR Pharmaceuticals, Inc. (Class A) (a)	7,771	48,336
BioDelivery Sciences International, Inc. (a)	621	9,936
Bluebird Bio, Inc. (a)	401	16,044
Cantel Medical Corp.	94	3,428

	Principal Amount ($) or Shares	Market Value $
Cara Therapeutics, Inc. (a)	1,047	10,700
Celldex Therapeutics, Inc. (a)	535	8,512
Chemed Corp.	43	4,541
CONMED Corp.	3,643	143,899
Corcept Therapeutics, Inc. (a)	26,772	73,891
Corvel Corp. (a)	1,419	58,037
CryoLife, Inc.	352	3,534
CTI BioPharma Corp. (a)	1,187	3,039
CytRx Corp. (a)	2,088	6,932
Depomed, Inc. (a)	423	6,493
DexCom, Inc. (a)	226	9,989
Dicerna Pharmaceuticals, Inc. (a)	562	7,744
Egalet Corp. (a)	1,386	13,430
Emergent Biosolutions, Inc. (a)	6,021	149,923
Endocyte, Inc. (a)	512	3,768
Endologix, Inc. (a)	230	3,176
Enzo Biochem, Inc. (a)	599	3,564
ExamWorks Group, Inc. (a)	119	3,921
Five Prime Therapeutics, Inc. (a)	278	3,233
Five Star Quality Care, Inc. (a)	1,521	7,057
Galena Biopharma, Inc. (a)	1,009	2,381
Gentiva Health Services, Inc. (a)	197	3,560
Geron Corp. (a)	24,549	58,427
Greatbatch, Inc. (a)	1,416	64,527
Hyperion Therapeutics, Inc. (a)	2,125	54,953
Insulet Corp. (a)	275	9,930
Insys Therapeutics, Inc. (a)	351	12,397
InterMune, Inc. (a)	1,862	136,764
Intrexon Corp. (a)	123	2,494
Isis Pharmaceuticals, Inc. (a)	818	33,342
Keryx Biopharmaceuticals, Inc. (a)	6,591	119,890
Lannett Co., Inc. (a)	271	10,672
MacroGenics, Inc. (a)	2,480	52,973
Magellan Health, Inc. (a)	2,714	151,604
MedAssets, Inc. (a)	6,702	154,146
Merge Healthcare, Inc. (a)	1,320	3,432
Merit Medical Systems, Inc. (a)	10,979	137,347
MiMedx Group, Inc. (a)	623	4,386
Molina Healthcare, Inc. (a)	2,104	100,655
Natus Medical, Inc. (a)	243	6,831
NewLink Genetics Corp. (a)	121	3,341
NPS Pharmaceuticals, Inc. (a)	404	12,193
NuVasive, Inc. (a)	2,649	92,980
Omnicell, Inc. (a)	3,548	99,876
OncoMed Pharmaceuticals, Inc. (a)	2,611	52,977
Orthofix International NV (a)	94	3,188
Owens & Minor, Inc.	91	3,130
Pacific Biosciences of California, Inc. (a)	644	3,774
Pacira Pharmaceuticals, Inc. (a)	692	74,916
PAREXEL International Corp. (a)	2,847	160,685
PDL BioPharma, Inc.	17,458	176,151

Enhanced Small Cap Fund	37

SSgA

Enhanced Small Cap Fund

Schedule of Investments, continued — August 31, 2014

	Principal Amount ($) or Shares	Market Value $

PhotoMedex, Inc. (a)	1,184	9,685
Pozen, Inc. (a)	417	3,461
Repligen Corp. (a)	285	5,432
Rigel Pharmaceuticals, Inc. (a)	2,512	6,531
Sangamo Biosciences, Inc. (a)	12,589	180,023
Sciclone Pharmaceuticals, Inc. (a)	6,801	46,655
Select Medical Holdings Corp.	2,556	35,835
Sequenom, Inc. (a)	877	3,254
Stemline Therapeutics, Inc. (a)	978	11,032
STERIS Corp.	180	10,132
Supernus Pharmaceuticals, Inc. (a)	350	3,169
SurModics, Inc. (a)	4,341	88,643
Synergy Pharmaceuticals, Inc. (a)	25,843	100,788
Team Health Holdings, Inc. (a)	85	4,974
The Providence Service Corp. (a)	2,876	130,944
TherapeuticsMD, Inc. (a)	609	3,380
Thoratec Corp. (a)	5,044	126,100
Threshold Pharmaceuticals, Inc. (a)	17,724	73,732
TransEnterix, Inc. (a)	1,044	4,113
Triple-S Management Corp. (Class B) (a)	2,030	38,854
TriVascular Technologies, Inc. (a)	213	3,069
US Physical Therapy, Inc.	98	3,499
Vanda Pharmaceuticals, Inc. (a)	198	2,562
WellCare Health Plans, Inc. (a)	2,126	140,018
West Pharmaceutical Services, Inc.	142	6,167
XenoPort, Inc. (a)	6,990	35,509
XOMA Corp. (a)	2,166	9,487
Zeltiq Aesthetics, Inc. (a)	191	4,013

		4,017,818

Industrials - 14.3%
AAON, Inc.	427	7,968
AAR Corp.	5,484	151,907
ABM Industries, Inc.	1,857	49,396
Actuant Corp. (Class A)	2,836	95,658
Air Transport Services Group, Inc. (a)	930	7,598
Allegiant Travel Co.	326	40,052
Altra Industrial Motion Corp.	263	8,747
American Woodmark Corp. (a)	2,078	81,499
Applied Industrial Technologies, Inc.	1,532	74,624
ARC Document Solutions, Inc. (a)	600	4,872
ArcBest Corp.	774	27,787
Argan, Inc.	2,070	82,904
Beacon Roofing Supply, Inc. (a)	100	2,852
Briggs & Stratton Corp.	6,683	134,596
Casella Waste Systems, Inc. (Class A) (a)	2,991	13,340

	Principal Amount ($) or Shares	Market Value $
CIRCOR International, Inc.	704	50,118
Columbus McKinnon Corp.	120	3,007
Comfort Systems USA, Inc.	1,467	22,298
Curtiss-Wright Corp.	2,106	151,295
Deluxe Corp.	3,313	197,289
Ducommun, Inc. (a)	124	3,851
DXP Enterprises, Inc. (a)	110	8,813
Dycom Industries, Inc. (a)	5,149	160,700
EMCOR Group, Inc.	75	3,240
EnerSys	2,637	169,533
Engility Holdings, Inc. (a)	3,547	124,642
Esterline Technologies Corp. (a)	159	18,640
Federal Signal Corp.	7,096	104,453
G&K Services, Inc. (Class A)	764	42,700
General Cable Corp.	5,691	122,186
General Finance Corp. (a)	824	7,218
H&E Equipment Services, Inc.	996	40,746
Herman Miller, Inc.	1,936	57,538
Hill International, Inc. (a)	553	2,433
Hillenbrand, Inc.	5,521	184,622
Huron Consulting Group, Inc. (a)	688	41,610
Hyster-Yale Materials Handling, Inc.	36	2,775
ICF International, Inc. (a)	146	4,932
Insperity, Inc.	1,445	42,642
JetBlue Airways Corp. (a)	302	3,694
Kadant, Inc.	3,480	137,947
Kforce, Inc.	5,918	118,774
Kimball International, Inc. (Class B)	370	5,876
Korn/Ferry International (a)	112	3,388
L.B. Foster Co. (Class A)	180	9,443
Lydall, Inc. (a)	3,332	92,296
Marten Transport, Ltd.	1,883	37,283
Matson, Inc.	5,510	148,715
Meritor, Inc. (a)	12,592	171,629
Moog, Inc. (Class A) (a)	51	3,616
Mueller Industries, Inc.	110	3,216
Mueller Water Products, Inc. (Class A)	6,269	57,863
Multi-Color Corp.	1,003	46,519
MYR Group, Inc. (a)	601	14,051
Navigant Consulting, Inc. (a)	211	3,437
NN, Inc.	1,574	45,929
On Assignment, Inc. (a)	206	6,089
Orbital Sciences Corp. (a)	5,587	149,564
PAM Transportation Services, Inc. (a)	2,954	108,471
Park-Ohio Holdings Corp.	341	19,792
Patrick Industries, Inc. (a)	893	37,229
PGT, Inc. (a)	12,158	127,051
Pike Corp. (a)	944	11,253

38	Enhanced Small Cap Fund

SSgA

Enhanced Small Cap Fund

Schedule of Investments, continued — August 31, 2014

	Principal Amount ($) or Shares	Market Value $

Polypore International, Inc. (a)	75	3,362
Primoris Services Corp.	277	8,044
Quality Distribution, Inc. (a)	5,961	83,692
Resources Connection, Inc.	9,528	145,874
RPX Corp. (a)	1,228	18,653
Saia, Inc. (a)	124	5,886
Sparton Corp. (a)	1,645	47,310
Standex International Corp.	42	3,135
Steelcase, Inc. (Class A)	9,595	150,642
Swift Transportation Co. (a)	137	2,902
Taser International, Inc. (a)	277	4,341
The Brink’s Co.	223	6,106
The Gorman-Rupp Co.	125	3,879
The Greenbrier Cos., Inc.	86	6,151
Thermon Group Holdings, Inc. (a)	235	6,380
TrueBlue, Inc. (a)	5,666	153,775
Tutor Perini Corp. (a)	361	10,787
Twin Disc, Inc.	123	3,979
UniFirst Corp.	31	3,006
USA Truck, Inc. (a)	164	3,082
Viad Corp.	6,598	144,760
VSE Corp. (d)	95	5,636
Werner Enterprises, Inc.	120	2,988
XPO Logistics, Inc. (a)	840	26,015

		4,564,591

Information Technology - 17.6%
Actuate Corp. (a)	7,521	33,393
Acxiom Corp. (a)	161	2,986
Advent Software, Inc.	703	22,714
Amkor Technology, Inc. (a)	284	2,954
Angie’s List, Inc. (a)	5,331	40,889
Anixter International, Inc.	362	32,301
Aruba Networks, Inc. (a)	204	4,355
Aspen Technology, Inc. (a)	4,512	185,398
AVG Technologies NV (a)	1,415	24,819
Bankrate, Inc. (a)	562	7,890
Bel Fuse, Inc. (Class B)	139	3,272
Belden, Inc.	50	3,653
Benchmark Electronics, Inc. (a)	6,392	157,435
Black Box Corp.	2,596	61,395
Blucora, Inc. (a)	4,230	65,903
Brightcove, Inc. (a)	314	1,909
Brooks Automation, Inc.	5,561	63,062
Cabot Microelectronics Corp. (a)	3,151	135,178
Carbonite, Inc. (a)	3,181	33,909
Checkpoint Systems, Inc. (a)	7,628	105,648
Cirrus Logic, Inc. (a)	443	10,712
comScore, Inc. (a)	199	7,624
Comtech Telecommunications Corp.	3,688	140,292

	Principal Amount ($) or Shares	Market Value $
Convergys Corp.	2,895	55,584
Conversant, Inc. (a)	6,596	181,654
CTS Corp.	695	12,322
Demandware, Inc. (a)	104	5,528
Dice Holdings, Inc. (a)	15,909	135,067
Digital River, Inc. (a)	3,947	60,271
Diodes, Inc. (a)	216	5,497
EarthLink Holdings Corp.	15,758	65,081
Emulex Corp. (a)	589	3,228
Entegris, Inc. (a)	12,816	155,586
ePlus, Inc. (a)	54	3,157
Euronet Worldwide, Inc. (a)	3,478	185,377
EVERTEC, Inc.	1,382	31,827
ExlService Holdings, Inc. (a)	2,098	57,212
Fabrinet (a)	1,766	28,592
Fair Isaac Corp.	1,970	114,595
Fairchild Semiconductor International, Inc. (a)	199	3,492
Finisar Corp. (a)	819	16,634
Global Cash Access Holdings, Inc. (a)	13,417	104,787
Gogo, Inc. (a)	190	3,217
Harmonic, Inc. (a)	23,172	152,240
II-VI, Inc. (a)	664	9,269
Infinera Corp. (a)	338	3,576
Insight Enterprises, Inc. (a)	5,913	155,157
Integrated Device Technology, Inc. (a)	210	3,455
Integrated Silicon Solution, Inc.	5,142	76,256
IXYS Corp.	515	6,175
j2 Global, Inc.	119	6,361
Lattice Semiconductor Corp. (a)	15,712	117,997
Lionbridge Technologies, Inc. (a)	17,045	79,089
LogMeIn, Inc. (a)	408	17,250
Manhattan Associates, Inc. (a)	5,236	151,216
Marchex, Inc. (Class B)	6,000	51,480
MAXIMUS, Inc.	1,881	77,497
Methode Electronics, Inc.	3,578	120,650
Microsemi Corp. (a)	4,893	130,350
MKS Instruments, Inc.	103	3,496
Monster Worldwide, Inc. (a)	11,439	66,003
Netscout Systems, Inc. (a)	314	14,466
Newport Corp. (a)	5,003	94,407
OmniVision Technologies, Inc. (a)	3,692	100,090
Oplink Communications, Inc.	363	7,013
PC Connection, Inc.	3,570	80,968
Perficient, Inc. (a)	4,899	84,361
Pericom Semiconductor Corp. (a)	9,016	88,176
Plantronics, Inc.	534	25,488
Plexus Corp. (a)	128	5,272
PMC - Sierra, Inc. (a)	8,500	62,730
Progress Software Corp. (a)	1,068	24,735

Enhanced Small Cap Fund	39

SSgA

Enhanced Small Cap Fund

Schedule of Investments, continued — August 31, 2014

	Principal Amount ($) or Shares	Market Value $

QAD, Inc. (Class A)	1,391	28,780
Quantum Corp. (a)	4,890	6,112
Ruckus Wireless, Inc. (a)	264	3,672
Sanmina Corp. (a)	6,227	146,210
Sapient Corp. (a)	295	4,280
ScanSource, Inc. (a)	1,947	75,076
ShoreTel, Inc. (a)	953	6,385
Silicon Image, Inc. (a)	21,883	110,728
Sonus Networks, Inc. (a)	15,060	56,776
Spansion, Inc. (Class A) (a)	7,412	165,288
SS&C Technologies Holdings, Inc. (a)	83	3,757
Sykes Enterprises, Inc. (a)	7,298	152,820
Take-Two Interactive Software, Inc. (a)	2,371	55,742
TeleCommunication Systems, Inc. (Class A) (a)	3,901	11,625
TeleTech Holdings, Inc. (a)	2,283	61,299
The Hackett Group, Inc.	1,017	6,377
TiVo, Inc. (a)	12,335	173,800
Travelzoo, Inc. (a)	478	8,150
Ubiquiti Networks, Inc. (a)	108	4,899
Ultra Clean Holdings, Inc. (a)	9,261	89,369
Unisys Corp. (a)	2,263	52,977
Verint Systems, Inc. (a)	3,836	192,299
Web.com Group, Inc. (a)	91	1,724
WebMD Health Corp. (a)	83	4,013
Zix Corp. (a)	2,296	8,840

		5,622,620

Materials - 5.4%
A. Schulman, Inc.	2,527	98,123
Berry Plastics Group, Inc. (a)	3,023	72,885
Calgon Carbon Corp. (a)	3,806	80,840
Chase Corp.	666	23,643
Chemtura Corp. (a)	7,121	175,817
Clearwater Paper Corp. (a)	2,692	186,286
Commercial Metals Co.	8,644	149,368
Ferro Corp. (a)	2,225	29,993
FutureFuel Corp.	218	3,035
Graphic Packaging Holding Co. (a)(d)	17,037	217,903
Handy & Harman, Ltd. (a)	1,147	30,040
Headwaters, Inc. (a)	3,138	40,763
Innophos Holdings, Inc.	56	3,256
Koppers Holdings, Inc.	164	6,086
Materion Corp.	1,361	44,409
Minerals Technologies, Inc.	146	9,143
Neenah Paper, Inc.	78	4,264
Olin Corp.	276	7,532
OM Group, Inc.	1,609	42,799

	Principal Amount ($) or Shares	Market Value $
Omnova Solutions, Inc. (a)	11,201	93,976
P.H. Glatfelter Co.	3,716	92,640
Schweitzer-Mauduit International, Inc.	2,620	112,241
Senomyx, Inc. (a)	1,223	9,943
SunCoke Energy, Inc. (a)	6,974	167,446
Worthington Industries, Inc.	896	36,234

		1,738,665

Telecommunication Services - 1.2%
Cincinnati Bell, Inc. (a)	21,129	77,543
General Communication, Inc. (Class A) (a)	319	3,586
IDT Corp. (Class B)	1,856	29,158
Inteliquent, Inc.	4,436	54,119
magicJack VocalTec, Ltd. (a)	7,726	96,884
Spok Holdings, Inc.	1,963	29,052
Vonage Holdings Corp. (a)	24,235	83,611

		373,953

Utilities - 2.7%
Avista Corp.	3,885	126,107
Chesapeake Utilities Corp.	555	38,279
Cleco Corp.	2,303	129,935
Dynegy, Inc. (a)	238	7,778
El Paso Electric Co.	2,249	88,476
IDACORP, Inc.	2,386	135,334
NorthWestern Corp.	1,400	67,592
PNM Resources, Inc.	5,349	140,197
Portland General Electric Co.	574	19,786
Southwest Gas Corp.	1,732	90,428
The Laclede Group, Inc.	647	31,994
Unitil Corp.	92	2,998

		878,904

Total Common Stocks (cost $25,387,542)		31,451,921

Short-Term Investment - 1.6%
SSgA Prime Money Market Fund
0.19% (d)(e)(f) (cost $519,323)	519,323	519,323

Total Investments - 99.9% (identified cost $25,906,865)		31,971,244

Other Assets and Liabilities, Net - 0.1%		42,931

Net Assets - 100.0%		32,014,175

40	Enhanced Small Cap Fund

SSgA

Enhanced Small Cap Fund

Schedule of Investments, continued — August 31, 2014

Footnotes:

(a)	Non-income producing security
(b)	Security is fair valued at fair value as determined in good faith by the Trust in accordance with procedures approved by the Board of Trustees. Security value is determined based on Level 2 inputs.
(c)	Real Estate Investment Trust (REIT)
(d)	All or a portion of the shares of this security are held as collateral in connection with futures contracts purchased by the Fund.
(e)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 4).
(f)	The rate shown is the annualized seven-day yield at period end.

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
Russell 2000 Mini Index Futures	4	USD	469,360	09/14	22,212

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts					22,212

During the year ended August 31, 2014, average notional value related to futures contracts was $600,909 or 1.9% of net assets.

Abbreviation:

USD - United States Dollar

Presentation of Portfolio Holdings — August 31, 2014

	Market Value*					% of Net Assets
Categories	Level 1	Level 2		Level 3	Total
Common Stocks
Consumer Discretionary	$4,288,233	$—	**	$—	$4,288,233	13.4
Consumer Staples	928,568	—		—	928,568	2.9
Energy	1,899,322	—		—	1,899,322	5.9
Financials	7,139,247	—		—	7,139,247	22.3
Health Care	4,017,818	—		—	4,017,818	12.6
Industrials	4,564,591	—		—	4,564,591	14.3
Information Technology	5,622,620	—		—	5,622,620	17.6
Materials	1,738,665	—		—	1,738,665	5.4
Telecommunication Services	373,953	—		—	373,953	1.2
Utilities	878,904	—		—	878,904	2.7
Short-Term Investment	519,323	—		—	519,323	1.6

Total Investments	31,971,244	—		—	31,971,244	99.9

Other Assets and Liabilities, Net						0.1

						100.0

Other Financial Instruments***
Futures Contracts	$22,212	$—		$—	$22,212	0.1

*	For a description of the levels see Note 2 in the Notes to Financial Statements. There were no transfers in and out of Levels 1, 2 and 3 during the period ended August 31, 2014.
**	Fund held a Level 2 security that was valued at $0 at August 31, 2014.
***	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation (depreciation) on the instruments.

See accompanying notes which are an integral part of the financial statements.

Enhanced Small Cap Fund	41

SSgA

Emerging Markets Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2014 (Unaudited)

Objective:  The Fund seeks to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.

Invests in:  Equity securities of foreign issuers domiciled, or having a substantial portion of their business, in countries having a developing or emerging economy or securities market.

Strategy:  The Fund invests in securities of issuers located in emerging market countries. The Fund’s management team will evaluate the countries’ economic and political climates with prospects for sustained macro and micro economic growth.

The maximum sales charge for Class A shares is 5.25%. A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more. There is no CDSC on Class C shares redeemed more than one year after purchase. A 1.00% CDSC may be assessed on redemptions of Class C Shares during the first year only.

Classes A, C, I and K had less than six months of operations at reporting period end and therefore does not have performance history to provide in this report.

Emerging Market Fund — Class N

Period Ended 08/31/14	Total Return
1 Year	15.68%
5 Years	6.67	%+
10 Years	10.76	%+

Emerging Market Fund — Select Class‡

Period Ended 08/31/14	Total Return
1 Year	15.95%
5 Years	6.91	%+
10 Years	10.97	%+

MSCI Emerging Markets Free Index (Net)#

Period Ended 08/31/14	Total Return
1 Year	19.98%
5 Years	7.90	%+
10 Years	12.16	%+

42	Emerging Markets Fund

SSgA

Emerging Markets Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2014 (Unaudited)

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The gross expense ratio for the Emerging Markets Fund Institutional Class and Select Class as stated in the Fees and Expenses table of the prospectus dated December 18, 2013 are 1.17% and 0.95%, respectively.

See related Notes on following page.

Emerging Markets Fund	43

SSgA

Emerging Markets Fund

Management’s Discussion of Fund Performance, continued — August 31, 2014

SSgA Emerging Markets Fund (the “Fund”) seeks to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers. The Fund’s benchmark is the MSCI Emerging Markets Index (the “Index”).

For the 12-month period ended August 31, 2014 (the “Reporting Period”), the total returns for Class N and Select Class of the Fund were 15.68% and 15.95% respectively, and the total return for the Index was 19.98%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund utilizes both a country selection and a stock selection model in its investment approach. For the Reporting Period, both country allocation and security selection detracted from performance relative to the benchmark. On the negative side, the two largest detractors resulting from country allocation were positions across the Turkish and South African markets. In Turkey, an underweight to the country relative to the Index and positions in the financial sector detracted from relative performance. An underweight to South Africa also reduced relative performance, as the market in South Africa returned approximately 24%, outperforming the Index for the Reporting Period. On the positive side, underweight positions across the Chilean and Russian markets made positive contributions relative to the Index, as both markets underperformed the Index. The Chilean market was pressured at the close of 2013 and notably in January of 2014, as commodities and many Latin American currencies fell in response to the U.S. Federal Reserve’s asset purchase tapering. Russia’s underperformance relative to the Index began as military conflict with the Ukraine in late February 2014 depressed investor confidence across the region.

At the level of individual stocks, the top contributors to the Fund’s relative performance were overweight positions relative to the Index in BB Seguridade Participacoes, Banco do Brasil, and Industrial Bank of Korea. All three contributors were within the financials sector, with Brazil-based insurance company, BB Seguridade Participacoes, making the largest contribution to relative returns. The Brazilian insurer returned over 100% during the Reporting Period. During the second quarter of 2014, the company benefited from a government resolution to increase credit subsidies and a strong earnings release for the preceding quarter. Banco do Brasil, also in Brazil’s financial sector, returned over 70%. In August, the company benefited from a positive second-quarter earnings release as well as a strong showing in early Brazilian election polls by presidential candidate Marina Silva, whom the markets prefer to current president Dilma Rousseff. Industrial Bank of Korea returned 74%, aided by financial results that outpaced expectations in the second quarter of 2014.

The top stock detractors from the Fund’s relative performance over the Reporting Period were active positions to Gazprom, Vale, and Ping An Insurance. Overweight positions relative to the Index in Gazprom and Vale both notably reduced returns from security selection. An underweight position relative to the Index in Ping An Insurance also detracted, as the company benefited from a very strong fourth quarter of 2013, which included the release of strong earnings from the previous quarter as well as the Chinese Security Regulatory Commission’s approval of RMB 26 billion of convertible bond issuance.

The Fund invests in currency forward contracts and seeks to add value by taking advantage of mispricings within emerging market currency markets. The Fund may also invest in futures contracts primarily for the purposes of managing cash levels.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

44	Emerging Markets Fund

SSgA

Emerging Markets Fund

Management’s Discussion of Fund Performance, continued — August 31, 2014

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

*	Assumes initial investment on September 1, 2004.

#	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

+	Annualized.

‡	Performance for the Emerging Markets Select Class before its inception (March 2, 2006) is derived from the historical performance of the institutional class.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower. Investments in emerging market countries involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability than those of more developed countries. Securities may be less liquid and more volatile than those in US or longer established international markets. The prospectus contains further information and details regarding these risks.

The Prospectus contains further information and details regarding these risks.

Emerging Markets Fund	45

SSgA

Emerging Markets Fund

Shareholder Expense Example — August 31, 2014 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administration fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2014 to August 31, 2014.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class N	Annualized Expense Ratio	Actual Performance	Hypothetical Performance (5% return before expenses)*
Beginning Account Value March 1, 2014	1.19%	$1,000.00	$1,000.00
Ending Account Value August 31, 2014		$1,127.50	$1,019.20
Expenses Paid During Period		$6.38	$6.06
Select Class
Beginning Account Value March 1, 2014	0.97%	$1,000.00	$1,000.00
Ending Account Value August 31, 2014		$1,128.40	$1,020.31
Expenses Paid During Period		$5.20	$4.94
Class A
Beginning Account Value March 1, 2014	1.36%	$1,000.00	$1,000.00
Ending Account Value August 31, 2014		$1,028.90	$1,018.34
Expenses Paid During Period**		$2.12	$6.92
Class C
Beginning Account Value March 1, 2014	2.11%	$1,000.00	$1,000.00
Ending Account Value August 31, 2014		$1,027.80	$1,014.56
Expenses Paid During Period**		$3.28	$10.71
Class I
Beginning Account Value March 1, 2014	1.12%	$1,000.00	$1,000.00
Ending Account Value August 31, 2014		$1,029.40	$1,019.55
Expenses Paid During Period**		$1.74	$5.70
Class K
Beginning Account Value March 1, 2014	0.97%	$1,000.00	$1,000.00
Ending Account Value August 31, 2014		$1,029.40	$1,020.31
Expenses Paid During Period**		$1.51	$4.94

*	Expenses are equal to the Fund’s annualized expense ratio (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived, reimbursed and/or other credits. Without the waiver, reimbursement and/or other credits, expenses would have been higher.
**	Actual period is from commencement of operations 7/7/14. Hypothetical period is from 3/1/14.

46	Emerging Markets Fund

SSgA

Emerging Markets Fund

Schedule of Investments — August 31, 2014

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 94.0%
Bermuda - 0.5%
Credicorp, Ltd.	22,943	3,557,771

Brazil - 8.8%
Banco Bradesco SA	115,600	2,066,702
Banco Bradesco SA ADR	289,093	5,273,056
Banco do Brasil SA	690,005	10,785,470
BB Seguridade Participacoes SA	403,683	6,445,222
Cielo SA	231,500	4,339,397
Direcional Engenharia SA	483,300	2,450,505
Gafisa SA	445,400	670,537
JBS SA	300,300	1,357,622
Light SA	282,700	3,106,732
Petroleo Brasileiro SA ADR	545,466	10,674,770
Petroleo Brasileiro SA ADR (Class A)	124,435	2,589,492
Souza Cruz SA	152,800	1,430,730
Vale SA ADR (a)	435,677	5,689,942
Via Varejo SA (b)	130,710	1,459,794

		58,339,971

Cayman Islands - 3.3%
ANTA Sports Products, Ltd.	1,701,000	3,265,899
ENN Energy Holdings, Ltd.	22,000	155,418
Evergrande Real Estate Group, Ltd.	1	—
Shimao Property Holdings, Ltd.	1,512,000	3,328,330
Tencent Holdings, Ltd.	914,000	14,918,743

		21,668,390

China - 11.7%
Agricultural Bank of China, Ltd. (Class H)	5,205,000	2,404,359
Bank of China, Ltd. (Class H)	13,752,100	6,388,031
BYD Electronic International Co., Ltd.	823,000	764,589
China CITIC Bank Corp., Ltd. (Class H)	7,567,000	4,774,502
China CNR Corp., Ltd. (Class H) (b)(c)	4,943,000	4,177,605
China Construction Bank Corp. (Class H)	11,274,169	8,379,199
China Merchants Bank Co., Ltd. (Class H)	2,421,000	4,629,547
China Minsheng Banking Corp., Ltd. (Class H) (a)	858,600	806,525
China Petroleum & Chemical Corp. (Class H)	5,588,100	5,667,378
China Railway Construction Corp. (Class H) (a)	3,435,500	3,289,193

	Principal Amount ($) or Shares	Market Value $
Chongqing Changan Automobile Co., Ltd. (Class B)	446,977	922,785
Chongqing Rural Commercial Bank (Class H)	3,580,000	1,778,440
CITIC Securities Co., Ltd. (Class H) (a)	1,093,500	2,596,164
Great Wall Motor Co., Ltd. (Class H) (a)	44,000	186,786
Guangzhou R&F Properties Co., Ltd. (Class H) (a)	1,105,600	1,332,418
Huaneng Power International, Inc. (Class H)	4,000,000	4,810,292
Industrial & Commercial Bank of China, Ltd. (Class H)	11,518,000	7,638,986
Inner Mongolia Yitai Coal Co., Ltd. (Class B)	115,000	194,235
Jiangnan Group, Ltd.	1,320,000	388,333
Kaisa Group Holdings, Ltd.	3,507,000	1,289,663
KWG Property Holding, Ltd. (a)	5,109,000	3,711,417
Peak Sport Products Co., Ltd.	2,069,000	624,700
PetroChina Co., Ltd. (Class H)	2,764,000	3,923,071
Ping An Insurance Group Co of China, Ltd. (Class H)	198,500	1,616,164
Shanghai Mechanical and Electrical Industry Co., Ltd. (Class B)	547,277	1,156,396
Zhejiang Expressway Co., Ltd. (Class H)	3,490,000	3,471,965

		76,922,743

Czech Republic - 1.0%
CEZ AS	194,469	5,642,858
Komercni Banka AS	1,359	315,470
O2 Czech Republic AS	64,127	899,239

		6,857,567

Egypt - 0.0%
Orascom Hotels & Development (b)(d)	1	—

Greece - 0.7%
FF Group (b)	11,987	496,135
Motor Oil Hellas Corinth Refineries SA	28,726	309,128
OPAP SA	81,103	1,288,374
Public Power Corp. SA (b)	155,772	2,261,677

		4,355,314

Hong Kong - 5.1%
China Everbright, Ltd.	122,000	231,405
China Fiber Optic Network System Group, Ltd. (a)	7,792,000	2,553,749

Emerging Markets Fund	47

SSgA

Emerging Markets Fund

Schedule of Investments, continued — August 31, 2014

	Principal Amount ($) or Shares	Market Value $

China Mobile, Ltd.	1,043,200	12,975,978
China Power International Development, Ltd.	3,920,000	1,785,485
CNOOC, Ltd.	1,594,500	3,205,439
Far East Horizon, Ltd.	2,700,000	2,177,405
Guangdong Investment, Ltd.	3,190,000	3,856,788
Huabao International Holdings, Ltd.	1,002,000	727,900
Lenovo Group, Ltd. (a)	3,092,000	4,723,748
TCC International Holdings, Ltd.	3,476,000	1,542,885

		33,780,782

Hungary - 0.2%
OTP Bank PLC	88,817	1,534,395

India - 7.2%
Apollo Tyres, Ltd.	308,417	840,167
Asian Paints, Ltd.	65,033	668,978
Aurobindo Pharma, Ltd.	105,026	1,415,030
Cairn India, Ltd.	374,254	2,012,201
Coal India, Ltd.	326,379	1,915,352
Cox & Kings, Ltd.	104,909	514,345
Dewan Housing Finance Corp., Ltd.	50,811	298,644
GAIL India, Ltd.	244,960	1,789,968
HCL Technologies, Ltd.	190,800	5,127,671
Hindustan Unilever, Ltd.	128,396	1,570,989
ICICI Bank, Ltd.	108,781	2,790,874
Indraprastha Gas, Ltd. (b)	64,372	400,469
Infosys, Ltd.	92,675	5,496,354
JSW Steel, Ltd.	106,384	2,180,276
Lupin, Ltd.	71,199	1,508,227
Mindtree, Ltd.	4,317	80,154
Oil & Natural Gas Corp., Ltd.	506,847	3,633,462
Power Finance Corp., Ltd.	544,417	2,243,881
Reliance Industries, Ltd.	203,065	3,342,139
Rural Electrification Corp., Ltd.	413,007	1,826,474
State Bank of India	31,490	1,276,985
Tata Consultancy Services, Ltd.	43,385	1,803,430
Tata Motors, Ltd.	423,952	3,668,359
Tata Steel, Ltd.	138,822	1,173,970
The Karur Vysya Bank, Ltd.	4,223	32,713

		47,611,112

Indonesia - 2.7%
Adaro Energy Tbk PT	13,981,100	1,571,716
Adhi Karya Persero Tbk PT	7,078,000	1,857,616
Bank Negara Indonesia Persero Tbk PT	5,480,900	2,506,759
Bank Rakyat Indonesia Persero Tbk PT	5,296,800	5,003,603

	Principal Amount ($) or Shares	Market Value $
Surya Semesta Internusa Tbk PT	1,452,200	100,558
Telekomunikasi Indonesia Persero Tbk PT	24,747,600	5,638,158
United Tractors Tbk PT	710,900	1,346,137

		18,024,547

Malaysia - 2.3%
British American Tobacco Malaysia Bhd	86,000	1,964,467
DiGi.Com Bhd	1,749,100	3,179,677
IJM Corp. Bhd	554,700	1,143,893
Malayan Banking Bhd	835,600	2,677,525
Parkson Holdings Bhd (b)	1,682,400	1,601,269
RHB Capital Bhd	401,500	1,168,070
Sime Darby Bhd	350,800	1,052,845
Tenaga Nasional Bhd	676,000	2,655,102

		15,442,848

Mexico - 5.8%
America Movil SAB de CV ADR (Series L)	272,362	6,675,593
Cemex SAB de CV ADR (b)	104,888	1,387,668
Compartamos S.A.B. de C.V. (a)	1,001,600	2,138,503
Credito Real S.A.B. de C.V.	318,900	850,611
Fibra Uno Administracion S.A. de C.V. (e)	1,584,600	5,689,255
Gruma S.A.B. de C.V. (Class B) (b)	61,000	695,843
Grupo Aeroportuario del Pacifico S.A.B. de C.V. (Class B)	157,400	1,092,565
Grupo Financiero Interacciones S.A. de C.V.	245,400	2,017,922
Grupo Mexico SAB de CV (Series B) (a)	1,134,168	4,119,753
Infraestructura Energetica Nova S.A.B. de C.V. (a)	537,500	3,224,568
Kimberly-Clark de Mexico SAB de CV (Class A) (a)	552,200	1,473,322
Mexico Real Estate Management S.A. de C.V. (b)(e)	1,728,600	3,464,669
OHL Mexico S.A.B. de CV (b)	1,747,999	5,133,016

		37,963,288

Oman - 0.1%
Bank Muscat SAOG	476,243	905,480

Philippines - 1.8%
Alliance Global Group, Inc.	2,793,500	1,576,149
DMCI Holdings, Inc.	1,426,020	2,616,550
First Gen Corp. (b)	503,400	278,256
First Philippine Holdings Corp.	396,480	718,393

48	Emerging Markets Fund

SSgA

Emerging Markets Fund

Schedule of Investments, continued — August 31, 2014

	Principal Amount ($) or Shares	Market Value $

Globe Telecom, Inc.	28,260	1,166,697
Nickel Asia Corp.	1,433,200	1,298,427
Philippine Long Distance Telephone Co. ADR	52,031	3,946,031

		11,600,503

Poland - 1.7%
KGHM Polska Miedz SA	51,602	2,123,400
PGE SA	386,771	2,633,658
Polski Koncern Naftowy Orlen SA	104,208	1,282,855
Powszechny Zaklad Ubezpieczen SA	27,710	4,057,506
Tauron Polska Energia SA	815,424	1,270,381

		11,367,800

Qatar - 0.6%
Qatar Islamic Bank SAQ	34,851	1,138,984
Qatar National Bank SAQ	54,528	3,025,007

		4,163,991

Russia - 4.0%
Aeroflot - Russian Airlines OJSC (b)	768,514	970,356
Alrosa AO	1,315,767	1,510,956
Gazprom OAO ADR	417,113	2,982,358
Lukoil OAO (b)	130,412	7,241,245
Magnit OJSC (b)	18,358	4,513,390
MMC Norilsk Nickel OJSC ADR	160,758	3,146,034
Moscow Exchange MICEX-RTS OAO	1,215,703	2,085,859
Sberbank	595,480	1,177,935
Sistema JSFC GDR	69,745	1,586,699
Surgutneftegas OAO (b)	1,755,683	1,210,865

		26,425,697

South Africa - 5.6%
Astral Foods, Ltd.	65,261	874,939
Barclays Africa Group, Ltd.	90,104	1,407,198
Capital Property Fund (e)	800,354	896,682
FirstRand, Ltd.	775,294	3,143,698
Investec, Ltd.	339,699	3,063,780
Lewis Group, Ltd.	300,692	1,691,458
Liberty Holdings, Ltd.	6,745	82,575
Mr Price Group, Ltd.	47,905	919,363
MTN Group, Ltd.	160,411	3,625,029
Naspers, Ltd.	25,958	3,298,871
Netcare, Ltd.	715,059	2,165,373
Sappi, Ltd. (a)(b)	330,467	1,363,230
Sasol, Ltd.	94,883	5,499,989
Steinhoff International Holdings, Ltd.	554,636	2,730,476

	Principal Amount ($) or Shares	Market Value $
Sun International, Ltd.	82,337	903,169
Telkom SA SOC, Ltd. (b)	650,628	3,486,079
Tongaat Hulett, Ltd.	126,278	2,019,974

		37,171,883

South Korea - 14.8%
Amorepacific Corp.	2,245	4,671,779
Daeduck GDS Co., Ltd.	74,561	985,371
Daishin Securities Co., Ltd.	12,793	152,666
Dongbu Insurance Co., Ltd.	48,172	2,907,566
Dongsuh Co., Inc.	43,118	856,874
Hana Financial Group, Inc.	5	210
Hanil Cement Co., Ltd.	6,599	920,912
Hyundai Corp.	33,288	1,234,409
Hyundai Development Co-Engineering & Construction	49,103	1,995,210
Hyundai Motor Co.	10,128	2,327,357
Hyundai Wia Corp.	14,042	3,088,284
Industrial Bank of Korea	381,885	6,628,706
KB Financial Group, Inc.	84,439	3,460,171
KCC Corp.	2,286	1,539,857
Kia Motors Corp.	116,839	7,052,169
Korea Zinc Co., Ltd.	4,207	1,744,705
Korean Reinsurance Co.	246,269	2,865,994
KT&G Corp.	69,958	6,547,674
LG Corp.	17,391	1,216,058
LG Display Co., Ltd. (b)	96,396	3,332,196
POSCO	14,515	4,781,311
Samchully Co., Ltd.	7,963	1,291,892
Samsung Electronics Co., Ltd.	18,062	21,981,861
Seah Besteel Corp.	63,460	2,240,611
SK Hynix, Inc. (b)	125,707	5,628,579
SK Telecom Co., Ltd.	17,912	4,822,699
SL Corp.	39,049	770,235
Sungwoo Hitech Co., Ltd.	66,518	1,118,528
Tongyang Life Insurance	103,595	1,164,735

		97,328,619

Taiwan - 13.1%
Advanced Semiconductor Engineering, Inc.	1,340,000	1,669,929
AU Optronics Corp.	14,458,000	7,182,928
Chimei Materials Technology Corp.	804,000	940,091
China Motor Corp.	250,000	239,206
CTBC Financial Holding Co., Ltd.	7,669,171	5,580,518
Far EasTone Telecommunications Co., Ltd.	700,000	1,491,778
Fubon Financial Holding Co., Ltd.	2,923,366	4,772,763
Highwealth Construction Corp.	895,000	1,586,959
Hon Hai Precision Industry Co., Ltd.	4,209,296	14,364,035

Emerging Markets Fund	49

SSgA

Emerging Markets Fund

Schedule of Investments, continued — August 31, 2014

	Principal Amount ($) or Shares	Market Value $

Innolux Corp.	7,043,235	3,581,645
King’s Town Bank Co., Ltd.	2,229,969	2,514,175
Lite-On Technology Corp.	2,501,659	4,147,044
Long Chen Paper Co., Ltd.	1,667,938	892,826
MediaTek, Inc.	79,000	1,320,169
Pegatron Corp.	1,663,000	3,527,348
Powertech Technology, Inc. (b)	1,239,000	2,350,289
Quanta Computer, Inc.	673,000	1,900,309
Rechi Precision Co., Ltd.	375,000	407,111
Rich Development Co., Ltd.	1,277,000	559,666
Ruentex Development Co., Ltd.	81,000	145,521
Shin Zu Shing Co., Ltd.	176,481	478,244
Taichung Commercial Bank Co., Ltd.	2,583,062	903,063
Taishin Financial Holding Co., Ltd.	5,520,852	2,807,479
Taiwan Semiconductor Manufacturing Co., Ltd.	2,986,782	12,390,591
Taiwan Surface Mounting Technology Co., Ltd.	578,000	917,552
Win Semiconductors Corp.	1,955,000	1,994,865
Wistron Corp.	1,776,000	2,079,591
Wistron NeWeb Corp.	1,359,212	3,546,897
YC INOX Co., Ltd.	1,887,000	1,878,130

		86,170,722

Thailand - 0.8%
Bangkok Expressway PCL	600,400	733,112
Banpu PCL	1,110,200	1,120,975
Delta Electronics Thailand PCL	325,200	661,803
GFPT PCL	434,900	246,453
Krung Thai Bank PCL	1,226,500	902,403
Supalai PCL	1,645,800	1,339,725

		5,004,471

Turkey - 1.0%
Cimsa Cimento Sanayi VE Tica	41,749	296,483
Dogus Otomotiv Servis ve Ticaret AS	31,570	127,945
Emlak Konut Gayrimenkul Yatirim Ortakligi AS (e)	1	1
Eregli Demir ve Celik Fabrikalari TAS	1,335,789	2,595,565
Turk Hava Yollari Anonim Ortakligi (b)	517,610	1,640,356
Turkiye Sinai Kalkinma Bankasi AS	593,253	521,481
Yapi ve Kredi Bankasi AS	509,055	1,132,803

		6,314,634

	Principal Amount ($) or Shares	Market Value $
United Arab Emirates - 0.7%
Abu Dhabi Commercial Bank PJSC	1,215,969	2,651,723
Dubai Islamic Bank PJSC	840,781	1,787,751

		4,439,474

United Kingdom - 0.4%
Gem Diamonds, Ltd. (b)	756,534	2,690,895

United States - 0.1%
Nexteer Automotive Group, Ltd.	361,000	310,225

Total Common Stocks (cost $449,166,517)		619,953,122

Preferred Stocks - 4.6%
Brazil - 3.3%
Banco ABC Brasil SA	154,368	1,034,407
Banco do Estado do Rio Grande do Sul SA (Class B)	347,472	2,398,232
Centrais Eletricas Brasileiras SA (Class B)	421,949	2,327,930
Cia Energetica de Sao Paulo (Class B)	92,169	1,304,818
Cia Paranaense de Energia	68,177	1,207,907
Itau Unibanco Holding SA	373,955	6,742,383
Itausa - Investimentos Itau SA	838,452	4,082,701
Petroleo Brasileiro SA	141,119	1,472,025
Randon Participacoes SA	446,073	1,446,723

		22,017,126

Russia - 0.5%
AK Transneft OAO (b)	564	1,241,982
Sberbank Of Russia (b)	1,202,156	1,790,740

		3,032,722

South Korea - 0.8%
Samsung Electronics Co., Ltd.	5,227	5,258,188

Total Preferred Stocks (cost $20,158,123)		30,308,036

Warrant - 0.3%
United Kingdom - 0.3%
HSBC Bank PLC (expires 10/31/16) (b) (cost $1,706,708)	56,214	1,989,762

Short-Term Investments - 2.9%
United States - 2.9%
SSgA Prime Money Market Fund 0.19% (f)(g)	100	100

50	Emerging Markets Fund

SSgA

Emerging Markets Fund

Schedule of Investments, continued — August 31, 2014

	Principal Amount ($) or Shares	Market Value $
State Street Navigator Securities Lending Prime Portfolio (f)(h)	19,318,868	19,318,868

Total Short-Term Investments (cost $19,318,968)		19,318,968

Total Investments (i) - 101.8% (identified cost $490,350,316)		671,569,888

Other Assets and Liabilities, Net - (1.8)%		(11,701,609)

Net Assets - 100.0%		659,868,279

Footnotes:

(a)	All or a portion of the shares of this security are on loan.
(b)	Non-income producing security
(c)	Restricted security Rule (144A) or Section 4 (2) commercial paper. Security may have contractual restrictions on resale, may have been offered in a private placement transaction.
(d)	Security is fair valued at fair value as determined in good faith by the Trust in accordance with procedures approved by the Board of Trustees. Security value is determined based on Level 2 inputs.
(e)	Real Estate Investment Trust (REIT)
(f)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 4).
(g)	The rate shown is the annualized seven-day yield at period end.
(h)	Investments of cash collateral for securities loaned
(i)	All or a portion of the shares of these securities are held as collateral in connection with futures contracts and forward foreign currency contracts purchased by the Fund.

Abbreviations:

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

PCL - Public Company Limited

PLC - Public Limited Company

Sector Exposure	% of Net Assets	Market Value $
Common Stocks
Consumer Discretionary	6.5	42,566,941
Consumer Staples	4.3	28,224,056
Energy	8.8	58,376,670
Financials	27.6	181,858,246
Health Care	0.8	5,088,630
Industrials	5.9	39,177,200
Information Technology	20.4	134,310,928
Materials	6.8	44,974,857
Telecommunication Services	7.5	49,493,657
Utilities	5.4	35,881,937
Preferred Stocks
Energy	0.4	2,714,007
Financial	2.4	16,048,463
Industrials	0.2	1,446,723
Information Technology	0.8	5,258,188
Utilities	0.8	4,840,655
Warrants
Financials	0.3	1,989,762
Short Term Investments	2.9	19,318,968

Total Investments	101.8	671,569,888
Other Assets & Liabilities	(1.8)	(11,701,609)

	100.0	659,868,279

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
Mini MSCI Emerging Market Futures	31	USD	1,682,990	09/14	25,634
MSCI Taiwan Index Futures (Taiwan)	70	USD	2,409,400	09/14	18,077
MSCI Taiwan Index Futures (Taiwan)	63	USD	2,168,460	09/16	11,446

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts					55,157

During the year ended August 31, 2014, average notional value related to futures contracts was $19,464,662 or 2.3% of net assets.

See accompanying notes which are an integral part of the financial statements.

Emerging Markets Fund	51

SSgA

Emerging Markets Fund

Schedule of Investments, continued — August 31, 2014

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Barclays Capital	USD	5,400,000	BRL	12,403,800	09/22/14	110,487
Barclays Capital	USD	4,529,617	BRL	10,400,000	09/22/14	90,665
Barclays Capital	USD	6,174,795	BRL	14,164,980	09/22/14	118,109
Barclays Capital	USD	5,080,052	CLP	2,836,701,000	09/22/14	(254,390)
Barclays Capital	USD	1,100,000	TWD	32,906,500	09/22/14	1,042
Barclays Capital	BRL	7,892,500	USD	3,500,000	09/22/14	(6,305)
Barclays Capital	BRL	7,008,540	USD	3,080,000	09/22/14	(33,599)
Barclays Capital	CLP	2,836,701,000	USD	5,036,309	09/22/14	210,647
Barclays Capital	TWD	123,093,000	USD	4,109,950	09/22/14	(8,705)
Barclays Capital	TWD	179,085,375	USD	5,985,474	09/22/14	(6,669)
BNP Paribas SA	USD	2,048,497	CZK	41,781,000	09/22/14	(68,804)
BNP Paribas SA	TRY	7,633,000	USD	3,546,426	09/22/14	30,297
Citibank N.A.	USD	2,000,000	PEN	5,713,000	09/22/14	2,863
Citibank N.A.	USD	2,678,050	PLN	8,215,000	09/22/14	(116,267)
Citibank N.A.	HKD	62,664,449	USD	8,084,796	09/22/14	(1,125)
Citibank N.A.	USD	9,322,372	ZAR	101,567,527	09/22/14	170,869
Deutsche Bank AG	USD	3,138,234	IDR	37,407,750,000	09/22/14	48,908
Deutsche Bank AG	USD	12,495,428	INR	751,600,000	09/22/14	(172,164)
Deutsche Bank AG	USD	13,200,000	MYR	41,751,600	09/22/14	25,338
Deutsche Bank AG	USD	9,193,238	MYR	29,602,225	09/22/14	183,635
Deutsche Bank AG	USD	4,575,990	THB	149,268,800	09/22/14	93,210
Deutsche Bank AG	IDR	7,023,800,000	USD	580,000	09/22/14	(18,428)
Deutsche Bank AG	INR	200,635,000	USD	3,289,638	09/22/14	18
Deutsche Bank AG	INR	81,183,200	USD	1,330,000	09/22/14	(1,083)
Deutsche Bank AG	INR	319,088,400	USD	5,313,712	09/22/14	81,925
Deutsche Bank AG	MYR	9,290,000	USD	2,880,620	09/22/14	(62,103)
Deutsche Bank AG	MYR	29,602,225	USD	9,140,721	09/22/14	(236,152)
Deutsche Bank AG	THB	58,965,000	USD	1,839,782	09/22/14	(4,672)
Deutsche Bank AG	THB	27,735,500	USD	850,000	09/22/14	(17,580)
Goldman Sachs Capital Markets L.P.	USD	12,616,461	TRY	26,878,360	09/22/14	(234,988)
JP Morgan Chase Bank, N.A.	USD	3,565,473	KRW	3,635,000,000	09/22/14	16,465
JP Morgan Chase Bank, N.A.	USD	6,456,886	KRW	6,597,000,000	09/22/14	43,815
JP Morgan Chase Bank, N.A.	USD	4,012,011	KRW	4,099,673,750	09/22/14	27,818
JP Morgan Chase Bank, N.A.	USD	1,492,229	PHP	65,285,000	09/22/14	4,276
JP Morgan Chase Bank, N.A.	USD	20,308,878	RUB	714,202,300	09/22/14	(1,100,605)
JP Morgan Chase Bank, N.A.	CZK	134,485,194	USD	6,638,500	09/22/14	266,241
JP Morgan Chase Bank, N.A.	KRW	4,705,937,500	USD	4,625,000	09/22/14	(12,243)
JP Morgan Chase Bank, N.A.	KRW	17,677,800,000	USD	17,250,000	09/22/14	(169,750)
JP Morgan Chase Bank, N.A.	PHP	107,457,000	USD	2,450,000	09/22/14	(13,198)
JP Morgan Chase Bank, N.A.	PHP	176,958,250	USD	4,048,925	09/22/14	(7,425)
JP Morgan Chase Bank, N.A.	RUB	122,166,000	USD	3,300,000	09/22/14	14,379
JP Morgan Chase Bank, N.A.	RUB	156,343,000	USD	4,400,000	09/22/14	195,198
JP Morgan Chase Bank, N.A.	RUB	152,174,900	USD	4,360,000	09/22/14	267,298
JP Morgan Chase Bank, N.A.	RUB	268,897,500	USD	7,650,000	09/22/14	418,077
JP Morgan Chase Bank, N.A.	TRY	4,325,000	USD	1,980,992	09/22/14	(11,312)
Royal Bank of Scotland PLC	USD	2,448,005	EUR	1,800,000	09/22/14	(82,645)
Royal Bank of Scotland PLC	USD	1,250,000	PLN	3,828,864	09/22/14	(55,999)
Royal Bank of Scotland PLC	USD	3,300,000	TRY	7,032,300	09/22/14	(60,583)
Royal Bank of Scotland PLC	CZK	40,959,087	USD	2,030,000	09/22/14	89,252

See accompanying notes which are an integral part of the financial statements.

52	Emerging Markets Fund

SSgA

Emerging Markets Fund

Schedule of Investments, continued — August 31, 2014

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
Royal Bank of Scotland PLC	EUR	1,976,299	USD	2,690,000	09/22/14	92,967
Royal Bank of Scotland PLC	HKD	36,893,784	USD	4,760,000	09/22/14	(598)
Royal Bank of Scotland PLC	HUF	1,313,294,550	USD	5,807,463	09/22/14	330,151
Royal Bank of Scotland PLC	PLN	20,610,738	USD	6,754,740	09/22/14	327,442
Royal Bank of Scotland PLC	TRY	3,654,461	USD	1,670,000	09/22/14	(13,421)
Royal Bank of Scotland PLC	ZAR	19,114,098	USD	1,755,000	09/22/14	(31,543)
Royal Bank of Scotland PLC	USD	3,300,000	ZAR	35,227,500	09/22/14	(7,381)
Societe Generale	USD	5,830,904	HUF	1,313,294,550	09/22/14	(353,592)
Societe Generale	USD	2,187,545	PLN	6,915,000	09/22/14	(31,156)
Societe Generale	USD	2,067,883	PLN	6,400,000	09/22/14	(72,093)
Societe Generale	USD	3,284,755	PLN	10,030,000	09/22/14	(156,978)
Societe Generale	TRY	7,370,000	USD	3,387,727	09/22/14	(7,251)
Standard Chartered Bank	EUR	3,510,836	USD	4,625,000	09/22/14	11,448
Standard Chartered Bank	PLN	21,058,620	USD	6,600,000	09/22/14	33,033
Toronto Dominion Bank	USD	2,200,000	MXN	28,603,080	09/22/14	(15,475)

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						(140,409)

During the year ended August 31, 2014, average notional value related to foreign currency exchange contracts was $250,181,832 or 30.0% of net assets.

Foreign Currency Abbreviations:

BRL - Brazilian Real

CLP - Chilean Peso

CZK - Czech Koruna

EUR - Euro Currency

HKD - Hong Kong Dollar

HUF - Hungarian Forint

IDR - Indonesian Rupiah

INR - Indian Rupee

KRW - South Korean Won

MXN - Mexican Peso

MYR - Malaysian Ringgit

PEN - Peruvian Nuevo Sol

PHP - Philippine Peso

PLN - Polish Zloty

RUB - Russian Ruble

THB - Thai Baht

TRY - Turkish Lira

TWD - Taiwan Dollar

USD - United States Dollar

ZAR - South African Rand

See accompanying notes which are an integral part of the financial statements.

Emerging Markets Fund	53

SSgA

Emerging Markets Fund

Presentation of Portfolio Holdings — August 31, 2014

	Market Value*				% of Net Assets
Categories	Level 1	Level 2	Level 3	Total
Common Stocks
Bermuda	$3,557,771	$—	$—	$3,557,771	0.5
Brazil	58,339,971	—	—	58,339,971	8.8
Cayman Islands	21,668,390	—	—	21,668,390	3.3
China	76,922,743	—	—	76,922,743	11.7
Czech Republic	6,857,567	—	—	6,857,567	1.0
Egypt	—	— **	—	— **	0.0 ***
Greece	4,355,314	—	—	4,355,314	0.7
Hong Kong	33,780,782	—	—	33,780,782	5.1
Hungary	1,534,395	—	—	1,534,395	0.2
India	47,611,112	—	—	47,611,112	7.2
Indonesia	18,024,547	—	—	18,024,547	2.7
Malaysia	15,442,848	—	—	15,442,848	2.3
Mexico	37,963,288	—	—	37,963,288	5.8
Oman	905,480	—	—	905,480	0.1
Philippines	11,600,503	—	—	11,600,503	1.8
Poland	11,367,800	—	—	11,367,800	1.7
Qatar	4,163,991	—	—	4,163,991	0.6
Russia	26,425,697	—	—	26,425,697	4.0
South Africa	37,171,883	—	—	37,171,883	5.6
South Korea	97,328,619	—	—	97,328,619	14.8
Taiwan	86,170,722	—	—	86,170,722	13.1
Thailand	5,004,471	—	—	5,004,471	0.8
Turkey	6,314,634	—	—	6,314,634	1.0
United Arab Emirates	4,439,474	—	—	4,439,474	0.7
United Kingdom	2,690,895	—	—	2,690,895	0.4
United States	310,225	—	—	310,225	0.1
Preferred Stocks
Brazil	22,017,126	—	—	22,017,126	3.3
Russia	3,032,722	—	—	3,032,722	0.5
South Korea	5,258,188	—	—	5,258,188	0.8
Warrants
United Kingdom	—	1,989,762	—	1,989,762	0.3
Short Term Investments	100	19,318,868	—	19,318,968	2.9

Total Investments	$650,261,258	$21,308,630	$—	$671,569,888	101.8

Other Assets and Liabilities, Net					(1.8)

					100.0

Assets:
Other Financials Instruments****
Foreign Currency Exchange Contracts	$—	$3,305,873	$—	$3,305,873	0.5
Futures Contracts	55,157	—	—	55,157	0.0 ***

Total Other Financial Instruments	$55,157	$3,305,873	$—	$3,361,030	0.5

Liabilities:
Other Financials Instruments****
Foreign Currency Exchange Contracts	$—	$(3,446,282)	$—	$(3,446,282)	(0.5)
Futures Contracts	—	—	—	—	—

Total Other Financial Instruments	$—	$(3,446,282)	$—	$(3,446,282)	(0.5)

*	For a description of the levels see Note 2 in the Notes to Financial Statements. There were no transfers in and out of Levels 1, 2 and 3 during the period ended August 31, 2014.
**	Fund held a Level 2 security that was valued at $0 at August 31, 2014.
***	Less than 0.05% of net assets.
****	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation (depreciation) on the instruments.

See accompanying notes which are an integral part of the financial statements.

54	Emerging Markets Fund

SSgA

International Stock Selection Fund

Portfolio Management Discussion and Analysis — August 31, 2014 (Unaudited)

Objective:  The Fund seeks to provide long-term capital growth by investing primarily in securities of foreign issuers.

Invests In:  Primarily equity securities of foreign issuers.

Strategy:  The management team utilizes a proprietary bottom-up stock selection process that is based on a quantitative multi-factor model used to select the best securities within each underlying country in the MSCI EAFE Index. Portfolio construction focuses on strong risk controls relative to the benchmark, specifically controls for country and size exposures.

The maximum sales charge for Class A shares is 5.25%. A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more. There is no CDSC on Class C shares redeemed more than one year after purchase. A 1.00% CDSC may be assessed on redemptions of Class C Shares during the first year only.

Classes A, C, I and K had less than six months of operations at reporting period end and therefore does not have performance history to provide in this report.

International Stock Selection Fund — Class N

Period Ended 08/31/14	Total Return
1 Year	18.31%
5 Years	7.65	%+
10 Years	6.52	%+

MSCI EAFE Index (Net dividend)#

Period Ended 08/31/14	Total Return
1 Year	16.43%
5 Years	8.21	%+
10 Years	7.01	%+

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The gross expense ratio for the International Stock Selection Fund Institutional Class as stated in the Fees and Expenses table of the prospectus dated December 18, 2013 is 1.17%.

See related Notes on following page.

International Stock Selection Fund	55

SSgA

International Stock Selection Fund

Management’s Discussion of Fund Performance, continued — August 31, 2014

SSgA International Stock Selection Fund (the “Fund”) seeks to provide long-term capital growth by investing primarily in securities of foreign issuers. The Fund’s bench is the MSCI EAFE Index (the “Index”).

For the 12-month period ended August 31, 2014 (the “Reporting Period”), the total return for the Fund was 18.31%, and the total return for the Index was 16.43%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

During the Reporting Period, non-US stocks generated positive returns, as global economic activity stabilized and improved. Europe was aided by continued European Central Bank support and positive sentiment surrounding country-level structural reforms. Spanish and Italian stocks were strong and European financials continued their strong performance from the previous reporting period. Japan was aided by the government’s fiscal stimulus and monetary easing. Japanese stocks — particularly technology companies — were positive despite a decline in the early part of 2014 when reforms brought higher taxes for consumers.

The Fund’s systematic process focused on identifying stocks trading at what we consider to be attractive valuations with strong investor sentiment and that we believed were better positioned to benefit from an economic recovery. In Europe, this was most effective across consumer discretionary and financial stocks. In Japan, the Fund was most successful in consumer discretionary and technology stocks.

On the level of individual stocks, the top contributors to the Fund’s performance included Gas Natural Fenosa, Novartis, and BT Group. Gas Natural Fenosa performed well after it sold off some of its non-core assets, gained a better understanding of upcoming changes in the regulatory environment, and demand increased in the Spanish market. Pharmaceutical company Novartis rose as a result of positive operating results and positive sentiment about its drug pipeline. Finally, telecom provider BT Group rose after posting stronger financial results, due to effective cost controls and its continued push into broadband.

On the negative side, the top detractors to the Fund’s performance included Valeo, Sands China, and Tesco. Auto parts maker Valeo declined despite accelerating sales, as margins disappointed investors. Casino operator Sands China fell after reporting disappointing second-quarter financial results, due to larger-than-anticipated expenses. Food retailer Tesco was pressured by uncertainty surrounding organizational changes and pricing pressures affecting margins.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

Notes: The following notes relate to the Growth of $10,000 graph and tables on the preceding page.

*	Assumes initial investment on September 1, 2004.

#

The MSCI® EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

+	Annualized.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower. Investments in securities of non-US issuers and foreign currencies involve investment risks different from those of US issuers. The Prospectus contains further information The Prospectus contains further information and details regarding these risks.

56	International Stock Selection Fund

SSgA

International Stock Selection Fund

Shareholder Expense Example — August 31, 2014 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administration fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2014 to August 31, 2014.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class N	Annualized Expense Ratio	Actual Performance	Hypothetical Performance (5% return before expenses)*
Beginning Account Value March 1, 2014	1.03%	$1,000.00	$1,000.00
Ending Account Value August 31, 2014		$1,004.30	$1,020.01
Expenses Paid During Period		$5.20	$5.24
Class A
Beginning Account Value March 1, 2014	1.17%	$1,000.00	$1,000.00
Ending Account Value August 31, 2014		$973.10	$1,019.30
Expenses Paid During Period**		$1.77	$5.96
Class C
Beginning Account Value March 1, 2014	1.91%	$1,000.00	$1,000.00
Ending Account Value August 31, 2014		$972.30	$1,015.57
Expenses Paid During Period**		$2.89	$9.70
Class I
Beginning Account Value March 1, 2014	0.92%	$1,000.00	$1,000.00
Ending Account Value August 31, 2014		$974.00	$1,020.56
Expenses Paid During Period**		$1.39	$4.69
Class K
Beginning Account Value March 1, 2014	0.73%	$1,000.00	$1,000.00
Ending Account Value August 31, 2014		$974.00	$1,021.52
Expenses Paid During Period**		$1.11	$3.72

*	Expenses are equal to the Fund’s annualized expense ratio (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived, reimbursed and/or other credits. Without the waiver, reimbursement and/or other credits, expenses would have been higher.
**	Actual period is from commencement of operations 7/7/14. Hypothetical period is from 3/1/14.

International Stock Selection Fund	57

SSgA

International Stock Selection Fund

Schedule of Investments — August 31, 2014

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 97.4%
Australia - 6.9%
Amcor, Ltd.	244,171	2,604,257
Dexus Property Group (a)	2,686,192	3,023,067
Downer EDI, Ltd.	508,910	2,314,694
Primary Health Care, Ltd. (b)	900,320	3,800,660
The GPT Group (a)	1,022,592	3,810,649
Wesfarmers, Ltd.	66,157	2,676,010
Woodside Petroleum, Ltd.	37,270	1,486,315
Woolworths, Ltd.	209,230	7,066,040

		26,781,692

Denmark - 3.0%
Danske Bank A/S	146,393	4,116,327
Novo Nordisk A/S (Class B)	43,049	1,966,817
Vestas Wind Systems A/S (c)	129,439	5,447,996

		11,531,140

France - 7.1%
BNP Paribas SA	100,754	6,801,978
Credit Agricole SA	278,648	4,131,772
GDF Suez	62,196	1,531,887
Gecina SA (a)	32,446	4,582,985
Total SA	45,384	2,992,945
Valeo SA	47,612	5,753,623
Vinci SA	23,419	1,530,877

		27,326,067

Germany - 7.0%
Bayer AG	41,802	5,605,171
Continental AG	28,067	5,992,778
Deutsche Telekom AG	496,227	7,419,958
Duerr AG	15,797	1,216,952
Indus Holding AG	22,498	1,176,390
Merck KGaA	25,697	2,236,228
OSRAM Licht AG (c)	30,691	1,283,187
SAP SE	26,367	2,050,979

		26,981,643

Hong Kong - 2.0%
Cheung Kong Holdings, Ltd.	111,000	2,023,768
Galaxy Entertainment Group, Ltd.	181,000	1,363,914
Sands China, Ltd.	676,400	4,407,481

		7,795,163

Ireland - 0.6%
Shire PLC	29,155	2,382,815

Italy - 0.8%
ENI SpA	124,286	3,099,540

	Principal Amount ($) or Shares	Market Value $
Japan - 21.5%
Asahi Group Holdings, Ltd.	141,100	4,449,508
Asahi Kasei Corp.	721,000	5,782,137
Central Japan Railway Co.	49,200	6,894,478
Fuji Electric Co., Ltd.	561,000	2,712,125
Fuji Heavy Industries, Ltd.	243,200	6,908,334
FUJIFILM Holdings Corp.	233,700	7,042,783
Hoya Corp.	53,600	1,732,231
Kirin Holdings Co., Ltd.	129,300	1,732,989
MEIJI Holdings Co., Ltd.	30,800	2,536,941
Mitsubishi Electric Corp.	548,000	6,857,571
Mitsubishi Heavy Industries, Ltd.	334,000	2,055,459
Mitsubishi Materials Corp.	647,000	2,182,681
Mitsubishi UFJ Financial Group, Inc.	1,233,500	7,091,928
Mizuho Financial Group, Inc.	2,925,800	5,565,052
Nippon Telegraph & Telephone Corp.	61,700	4,139,228
Panasonic Corp.	536,500	6,553,813
Sekisui Chemical Co., Ltd.	105,000	1,241,290
Sumitomo Mitsui Financial Group, Inc.	85,201	3,439,731
Taiheiyo Cement Corp.	912,000	3,812,965

		82,731,244

Netherlands - 2.9%
ING Groep NV (c)	532,690	7,324,747
Unilever NV	94,749	3,938,413

		11,263,160

New Zealand - 0.5%
Air New Zealand, Ltd.	1,129,091	2,073,019

Norway - 0.5%
StatoilHydro ASA	73,012	2,049,724

Singapore - 2.6%
ComfortDelGro Corp., Ltd.	2,253,000	4,527,465
Sembcorp Industries, Ltd.	1,301,000	5,332,949

		9,860,414

Spain - 5.5%
Amadeus IT Holding SA (Class A)	37,195	1,383,088
Banco Santander SA	734,194	7,322,029
Gas Natural SDG SA (b)	131,823	4,041,828
Iberdrola SA	667,826	4,900,781
Repsol SA	139,973	3,474,202

		21,121,928

Sweden - 3.2%
Nordea Bank AB	497,188	6,480,499

58	International Stock Selection Fund

SSgA

International Stock Selection Fund

Schedule of Investments, continued — August 31, 2014

	Principal Amount ($) or Shares	Market Value $

Skandinaviska Enskilda Banken AB (Class A)	267,455	3,491,829
Swedbank AB (Class A)	54,799	1,395,604
Trelleborg AB (Class B)	54,903	1,051,046

		12,418,978

Switzerland - 11.0%
Givaudan SA (c)	3,840	6,374,555
Lonza Group AG (c)	19,200	2,198,050
Nestle SA	38,172	2,962,535
Novartis AG	136,949	12,284,462
Roche Holding AG	42,831	12,489,362
Swiss Re AG (c)	76,626	6,280,819

		42,589,783

United Kingdom - 22.3%
AstraZeneca PLC	33,617	2,548,810
Aviva PLC	321,115	2,777,447
Berendsen PLC	252,435	4,471,585
BP PLC	478,994	3,830,091
British American Tobacco PLC	29,773	1,756,412
BT Group PLC	1,268,086	8,147,177
Direct Line Insurance Group PLC	1,420,908	7,050,816
Imperial Tobacco Group PLC	155,243	6,770,482
ITV PLC	1,892,288	6,634,812
Lloyds Banking Group PLC (c)	5,815,235	7,363,232
Mondi PLC	333,891	5,726,016
Next PLC	25,964	3,058,239
Rio Tinto PLC	148,544	7,924,665
Royal Dutch Shell PLC (Class A) (b)	193,764	7,842,495
Royal Dutch Shell PLC (Class B)	135,158	5,711,660
Soco International PLC (c)	177,841	1,248,877
Unilever PLC	68,305	3,015,215

		85,878,031

Total Common Stocks (cost $324,888,053)		375,884,341

Preferred Stock - 1.5%
Germany - 1.5%
Henkel AG & Co. KGaA (cost $5,299,564)	53,418	5,601,049

Short-Term Investments - 2.8%
United States - 2.8%
SSgA Prime Money Market Fund 0.19% (d)(e)	815,887	815,887

	Principal Amount ($) or Shares	Market Value $
State Street Navigator Securities Lending Prime Portfolio (d)(f)	9,985,733	9,985,733

Total Short-Term Investments (cost $10,801,620)		10,801,620

Total Investments - 101.7% (identified cost $340,989,237)		392,287,010

Other Assets and Liabilities, Net - (1.7)%		(6,502,762)

Net Assets - 100.0%		385,784,248

Footnotes:

(a)	Real Estate Investment Trust (REIT)
(b)	All or a portion of the shares of this security are on loan.
(c)	Non-income producing security
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 4).
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Investments of cash collateral for securities loaned

Abbreviations:

PLC - Public Limited Company

Sector Exposure	% of Net Assets	Market Value $
Common Stocks
Consumer Discretionary	10.8	41,914,284
Consumer Staples	9.6	36,904,545
Energy	8.2	31,735,849
Financials	24.4	94,074,279
Health Care	11.8	45,512,375
Industrials	12.7	48,945,793
Information Technology	3.2	12,209,081
Materials	8.9	34,407,276
Telecommunication Services	5.1	19,706,363
Utilities	2.7	10,474,496
Preferred Stock
Consumer Staples	1.5	5,601,049
Short-Term Investments	2.8	10,801,620

Total Investments	101.7	392,287,010
Other Assets and Liabilities, Net	(1.7)	(6,502,762)

	100.0	385,784,248

See accompanying notes which are an integral part of the financial statements.

International Stock Selection Fund	59

SSgA

International Stock Selection Fund

Presentation of Portfolio Holdings — August 31, 2014

	Market Value*				% of Net Assets
Categories	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$26,781,692	$—	$—	$26,781,692	6.9
Denmark	11,531,140	—	—	11,531,140	3.0
France	27,326,067	—	—	27,326,067	7.1
Germany	26,981,643	—	—	26,981,643	7.0
Hong Kong	7,795,163	—	—	7,795,163	2.0
Ireland	2,382,815	—	—	2,382,815	0.6
Italy	3,099,540	—	—	3,099,540	0.8
Japan	82,731,244	—	—	82,731,244	21.5
Netherlands	11,263,160	—	—	11,263,160	2.9
New Zealand	2,073,019	—	—	2,073,019	0.5
Norway	2,049,724	—	—	2,049,724	0.5
Singapore	9,860,414	—	—	9,860,414	2.6
Spain	21,121,928	—	—	21,121,928	5.5
Sweden	12,418,978	—	—	12,418,978	3.2
Switzerland	42,589,783	—	—	42,589,783	11.0
United Kingdom	85,878,031	—	—	85,878,031	22.3
Preferred Stock
Germany	5,601,049	—	—	5,601,049	1.5
Short-Term Investments	815,887	9,985,733	—	10,801,620	2.8

Total Investments	$382,301,277	$9,985,733	$—	$392,287,010	101.7%

Other Assets and Liabilities, Net					(1.7)

					100.0

*	For a description of the levels see Note 2 in the Notes to Financial Statements. There were no transfers in and out of Levels 1, 2 and 3 during the period ended August 31, 2014.

See accompanying notes which are an integral part of the financial statements.

60	International Stock Selection Fund

SSgA

High Yield Bond Fund

Portfolio Management Discussion and Analysis — August 31, 2014 (Unaudited)

Objective:  The Fund seeks to maximize total return by investing primarily in fixed-income securities, including but not limited to those represented by the Barclays Capital U.S. Corporate High Yield Index.

Invests in:  Primarily domestic, non-investment grade debt securities.

Strategy:  Fund Managers make investment decisions that enable the Fund’s performance to seek excess returns over Barclays Capital U.S. High-Yield 2% Issuer Capped Index.

The maximum sales charge for Class A shares is 3.75%. A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more. There is no CDSC on Class C shares redeemed more than one year after purchase. A 1.00% CDSC may be assessed on redemptions of Class C Shares during the first year only.

Classes A, C, I and K had less than six months of operations at reporting period end and therefore does not have performance history to provide in this report.

High Yield Bond Fund

Period Ended 8/31/14	Total Return
1 Year	10.49%
5 Years	11.91	%+
10 Years	7.86	%+

Barclays Capital U.S. Corporate High-Yield 2% Issuer Capped Index#

Period Ended 8/31/14	Total Return
1 Year	10.57%
5 Years	12.23	%+
10 Years	8.71	%+

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund share. The gross expense ratio for the High Yield Bond Fund as stated in the Fees and Expenses table of the prospectus dated December 18, 2013 is 0.77%.

See related Notes on following page.

High Yield Bond Fund	61

SSgA

High Yield Bond Fund

Management’s Discussion of Fund Performance, continued — August 31, 2014

SSgA High Yield Bond Fund (the “Fund”) seeks to maximize total return by investing primarily in fixed-income securities, including, but not limited to, those represented by the Barclays U.S. High-Yield 2% Issuer Capped Bond Index (the “Index”).

For the 12-month period ended August 31, 2014 (the “Reporting Period”), the total return for the Fund was 10.49%, and the total return for the Index was 10.57%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

Similar to the previous reporting period, this Reporting Period was positive for fixed income securities with credit exposure. Products with higher credit risk again produced higher returns. However, this is where the similarities to the previous reporting period ended. While calendar-year 2013 markets generally saw investors favor securities viewed as riskier over assets viewed as safer, this Reporting Period ended with support at both ends of the risk spectrum. This was due largely to a disparity between where investors supporting riskier assets and investors supporting “safe-haven” assets focused their attention during the 2014 portion of the Reporting Period.

In January, when December’s U.S. non-farm payroll number surprised investors by being lower than expected and additional economic data continued to call the U.S.’s growth prospects into question, investors supporting the whole spectrum of fixed income assets seemed to be on a similar page. The negative news triggered a “flight to quality” trade, where the fixed income market witnessed a pause in the rally of credit-exposed products in favor of safe-haven assets. However, in February, investors in search of yield and supportive of credit-exposed sectors took a different path when Ukrainian instability surfaced. These investors began to hold the idea that the European Central Bank and U.S. Federal Reserve would do everything in their means to avoid a decline in growth, ahead of any news that would typically deter investments in riskier assets. From February through June, high yield investors continued to support these assets while watching other, skittish investors flock to safe-haven assets. High yield investments displayed their resilience again when U.S. growth never consummated, as evidenced by the -2.1% annualized final Q1 GDP result, and when geopolitical problems intensified with issues in Iraq. One exception to this pattern was July, when the culmination of geopolitical events, Portugal’s struggles with Espirito Santo in the banking sector, and Argentina default concerns caused the high yield market to post its only negative-return month during the Reporting Period. However, the sector’s resilience was back on display when it quickly rebounded in August and the Fund achieved a double-digit return for the Reporting Period.

For the Reporting Period, the Fund underperformed the Index. Much of the underperformance resulted from the fees and expenses of managing the Fund. On the other hand, the Fund’s security selection in the industrial sector and its higher allocation to securities rated CCC aided the performance of the Fund relative to the Index.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

Notes: The following notes relate to the Growth of $10,000 graph and tables on the preceding page.

*	Assumes initial investment on September 1, 2004.

#	The Barclays Capital U.S. Corporate High-Yield 2% Issuer Capped Index is an issuer-constrained version Corporate High-Yield Index that covers the USD-denominated non-investment grade, fixed-rate, taxable corporate U.S. High-Yield 2% Issuer Capped Index follows the same index construction rules as the uncapped index but limits exposure of each issuer to 2% of the total market value and redistributes the excess market value index-side on basis.

+	Annualized.

Bond funds contain interest rate risk (as interest rates rise bond prices fall); the risk of issues default; and inflation risk.

62	High Yield Bond Fund

SSgA

High Yield Bond Fund

Shareholder Expense Example — August 31, 2014 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administration fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2014 to August 31, 2014.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class N	Annualized Expense Ratio	Actual Performance	Hypothetical Performance (5% return before expenses)*
Beginning Account Value March 1, 2014	0.73%	$1,000.00	$1,000.00
Ending Account Value August 31, 2014		$1,026.20	$1,021.52
Expenses Paid During Period		$3.73	$3.72

Class A
Beginning Account Value March 1, 2014	0.93%	$1,000.00	$1,000.00
Ending Account Value August 31, 2014		$999.50	$1,020.51
Expenses Paid During Period**		$1.43	$4.74

Class C
Beginning Account Value March 1, 2014	1.67%	$1,000.00	$1,000.00
Ending Account Value August 31, 2014		$999.10	$1,016.78
Expenses Paid During Period**		$2.56	$8.49

Class I
Beginning Account Value March 1, 2014	0.68%	$1,000.00	$1,000.00
Ending Account Value August 31, 2014		$999.70	$1,021.77
Expenses Paid During Period**		$1.04	$3.47

Class K
Beginning Account Value March 1, 2014	0.50%	$1,000.00	$1,000.00
Ending Account Value August 31, 2014		$999.80	$1,022.68
Expenses Paid During Period**		$0.77	$2.55

*	Expenses are equal to the Fund’s annualized expense ratio (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived, reimbursed and/or other credits. Without the waiver, reimbursement and/or other credits, expenses would have been higher.
**	Actual period is from commencement of operations 7/7/14. Hypothetical period is from 3/1/14.

High Yield Bond Fund	63

SSgA

High Yield Bond Fund

Schedule of Investments — August 31, 2014

	Principal Amount ($) or Shares	Market Value $

Long-Term Investments - 92.7%
Corporate Bonds and Notes - 75.8%
24 Hour Holdings III LLC 8.000%, due 06/01/22 (a)	275,000	266,750
ACE Cash Express, Inc. 11.000%, due 02/01/19 (a)	300,000	231,000
Activision Blizzard, Inc. 5.625%, due 09/15/21 (a)	188,000	203,275
AES Corp. 3.234%, due 06/01/19 (b)	250,000	251,250
4.875%, due 05/15/23	150,000	147,375
Ahern Rentals, Inc. 9.500%, due 06/15/18 (a)	350,000	384,125
Alcatel-Lucent USA, Inc. 4.625%, due 07/01/17 (a)	72,000	73,080
6.750%, due 11/15/20 (a)	250,000	264,375
Alere, Inc. 6.500%, due 06/15/20	400,000	404,500
Alliance One International, Inc. 9.875%, due 07/15/21	275,000	275,000
Allison Transmission, Inc. 7.125%, due 05/15/19 (a)	350,000	370,125
Ally Financial, Inc. 4.750%, due 09/10/18	300,000	315,750
Alphabet Holding Co., Inc. PIK 7.750%, due 11/01/17	333,000	333,833
American Axle & Manufacturing, Inc. 5.125%, due 02/15/19	250,000	257,500
American Energy-Permian Basin LLC/AEPB Finance Corp. 7.375%, due 11/01/21 (a)	145,000	141,375
Amsurg Corp. 5.625%, due 11/30/20	425,000	436,687
APX Group, Inc. 6.375%, due 12/01/19	400,000	406,000
ArcelorMittal 10.350%, due 06/01/19	1,350,000	1,701,000
Artesyn Escrow, Inc. 9.750%, due 10/15/20 (a)	325,000	322,563
Ashtead Capital, Inc. 6.500%, due 07/15/22 (a)	250,000	271,875
Athlon Holdings LP/Athlon Finance Corp. 6.000%, due 05/01/22 (a)	470,000	484,100
Audatex North America, Inc. 6.000%, due 06/15/21 (a)	440,000	466,400
BI-LO LLC/BI-LO Finance Corp. 9.250%, due 02/15/19 (a)	300,000	312,000
BI-LO LLC/BI-LO Finance Corp. PIK 8.625%, due 09/15/18 (a)	600,000	591,000

	Principal Amount ($) or Shares	Market Value $
Blackboard, Inc. 7.750%, due 11/15/19 (a)	250,000	255,625
BlueLine Rental Finance Corp. 7.000%, due 02/01/19 (a)	250,000	264,375
BMC Software Finance, Inc. 8.125%, due 07/15/21 (a)	465,000	469,650
BWAY Holding Co. 9.125%, due 08/15/21 (a)	375,000	384,375
C&S Group Enterprises LLC 5.375%, due 07/15/22 (a)	300,000	300,000
Calpine Corp. 5.375%, due 01/15/23	585,000	590,850
Carlson Travel Holdings, Inc. PIK 7.500%, due 08/15/19 (a)	330,000	339,075
Case New Holland, Inc. 7.875%, due 12/01/17	400,000	457,000
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp. 5.625%, due 02/15/24 (a)	400,000	412,000
CCO Holdings LLC/CCO Holdings Capital Corp. 7.250%, due 10/30/17	750,000	783,750
Century Communities, Inc. 6.875%, due 05/15/22 (a)	240,000	246,600
Century Intermediate Holding Co. 2 PIK 9.750%, due 02/15/19 (a)	290,000	308,850
CenturyLink, Inc. Series W 6.750%, due 12/01/23	640,000	708,400
Cequel Communications Escrow 1 LLC/Cequel Communications Escrow Capital Corp. 6.375%, due 09/15/20 (a)	300,000	315,000
Chesapeake Energy Corp. 5.375%, due 06/15/21	1,087,000	1,149,502
Chrysler Group LLC/CG Co-Issuer, Inc. 8.250%, due 06/15/21	205,000	229,088
CHS/Community Health Systems, Inc. 8.000%, due 11/15/19	500,000	543,750
Churchill Downs, Inc. 5.375%, due 12/15/21 (a)	300,000	304,500
CIT Group, Inc. 3.875%, due 02/19/19	230,000	232,875
CITGO Petroleum Corp. 6.250%, due 08/15/22 (a)	425,000	446,604
Citigroup, Inc. Series D 5.350%, due 05/15/23 (b)(c)	350,000	334,204

64	High Yield Bond Fund

SSgA

High Yield Bond Fund

Schedule of Investments, continued — August 31, 2014

	Principal Amount ($) or Shares	Market Value $

Clayton Williams Energy, Inc. 7.750%, due 04/01/19	325,000	342,875
CONSOL Energy, Inc. 5.875%, due 04/15/22 (a)	500,000	522,500
Deluxe Corp. 7.000%, due 03/15/19	300,000	315,000
Diamond Foods, Inc. 7.000%, due 03/15/19 (a)	400,000	410,500
Diamondback Energy, Inc. 7.625%, due 10/01/21 (a)	300,000	328,500
DISH DBS Corp. 5.125%, due 05/01/20	500,000	512,500
Dole Food Co., Inc. 7.250%, due 05/01/19 (a)	300,000	302,250
Dynacast International LLC/Dynacast Finance, Inc. 9.250%, due 07/15/19	375,000	407,812
Endeavor Energy Resources LP/EER Finance, Inc. 7.000%, due 08/15/21 (a)	230,000	244,375
Energy XXI Gulf Coast, Inc. 7.500%, due 12/15/21	583,000	617,980
Entegris, Inc. 6.000%, due 04/01/22 (a)	135,000	139,050
FGI Operating Co. LLC/FGI Finance, Inc. 7.875%, due 05/01/20	300,000	315,000
First Data Corp. 6.750%, due 11/01/20 (a)	374,000	404,855
11.250%, due 01/15/21	341,000	396,412
Florida East Coast Holdings Corp. 9.750%, due 05/01/20 (a)	300,000	317,250
FMG Resources August 2006 Pty Ltd. 6.875%, due 04/01/22 (a)	500,000	544,687
Frontier Communications Corp. 9.250%, due 07/01/21	250,000	296,250
7.125%, due 01/15/23	300,000	316,500
Gates Global LLC/Gates Global Co. 6.000%, due 07/15/22 (a)	295,000	292,050
General Motors Co. 3.500%, due 10/02/18	194,000	198,123
General Motors Financial Co., Inc. 6.750%, due 06/01/18	275,000	309,031
4.250%, due 05/15/23	400,000	408,500
Gentiva Health Services, Inc. 11.500%, due 09/01/18	500,000	536,250
Genworth Financial, Inc. 6.150%, due 11/15/66 (b)	400,000	352,000
Global Partners LP/GLP Finance Corp. 6.250%, due 07/15/22 (a)	400,000	402,000

	Principal Amount ($) or Shares	Market Value $
Group 1 Automotive, Inc. 5.000%, due 06/01/22 (a)	250,000	248,125
Guitar Center, Inc. 6.500%, due 04/15/19 (a)	270,000	256,500
Halcon Resources Corp. 8.875%, due 05/15/21	830,000	873,575
Hearthside Group Holdings LLC/Hearthside Finance Co. 6.500%, due 05/01/22 (a)	340,000	339,150
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 6.000%, due 08/01/20	500,000	533,750
Interline Brands, Inc. PIK 10.000%, due 11/15/18	400,000	423,000
International Lease Finance Corp. 6.250%, due 05/15/19	275,000	304,893
8.250%, due 12/15/20	350,000	427,875
j2 Global, Inc. 8.000%, due 08/01/20	500,000	546,250
Jack Cooper Holdings Corp. 9.250%, due 06/01/20 (a)	350,000	380,625
Jaguar Holding Co. I PIK 9.375%, due 10/15/17 (a)	360,000	370,350
JBS USA LLC/JBS USA Finance, Inc. 5.875%, due 07/15/24 (a)	425,000	425,000
JCH Parent, Inc. PIK 10.500%, due 03/15/19 (a)	150,000	149,250
Kenan Advantage Group, Inc. (The) 8.375%, due 12/15/18 (a)	300,000	315,000
Laredo Petroleum, Inc. 5.625%, due 01/15/22	550,000	565,125
Legacy Reserves LP/Legacy Reserves Finance Corp. 6.625%, due 12/01/21	400,000	405,000
Level 3 Communications, Inc. 8.875%, due 06/01/19	250,000	270,000
Level 3 Escrow II, Inc. 5.375%, due 08/15/22 (a)	325,000	326,625
Level 3 Financing, Inc. 8.625%, due 07/15/20	250,000	276,875
Live Nation Entertainment, Inc. 5.375%, due 06/15/22 (a)	250,000	255,625
LMI Aerospace, Inc. 7.375%, due 07/15/19 (a)	325,000	329,063
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 6.250%, due 06/15/22	406,000	436,450
McClatchy Co. (The) 9.000%, due 12/15/22	255,000	286,875

High Yield Bond Fund	65

SSgA

High Yield Bond Fund

Schedule of Investments, continued — August 31, 2014

	Principal Amount ($) or Shares	Market Value $

Mcron Finance Sub LLC/Mcron Finance Corp. 8.375%, due 05/15/19 (a)	400,000	433,000
Mediacom Broadband LLC/Mediacom Broadband Corp. 5.500%, due 04/15/21 (a)	285,000	288,563
Memorial Production Partners LP/Memorial Production Finance Corp. 7.625%, due 05/01/21	334,000	346,525
Memorial Resource Development Corp. 5.875%, due 07/01/22 (a)	450,000	456,750
Men’s Wearhouse, Inc. (The) 7.000%, due 07/01/22 (a)	375,000	392,812
MGM Resorts International 6.750%, due 10/01/20	550,000	609,125
6.625%, due 12/15/21	155,000	172,438
Monitronics International, Inc. 9.125%, due 04/01/20	500,000	535,000
MPH Acquisition Holdings LLC 6.625%, due 04/01/22 (a)	458,000	479,182
MPT Operating Partnership LP/MPT Finance Corp. 5.500%, due 05/01/24	300,000	312,000
Murray Energy Corp. 8.625%, due 06/15/21 (a)	500,000	530,000
NCR Corp. 5.875%, due 12/15/21	300,000	314,250
Neiman Marcus Group LTD, Inc. PIK 8.750%, due 10/15/21 (a)	329,000	357,788
NES Rentals Holdings, Inc. 7.875%, due 05/01/18 (a)	325,000	343,688
Neuberger Berman Group LLC/Neuberger Berman Finance Corp. 5.875%, due 03/15/22 (a)	300,000	321,750
Newfield Exploration Co. 5.750%, due 01/30/22	650,000	718,250
Nexstar Broadcasting, Inc. 6.875%, due 11/15/20	231,000	244,860
NRG Yield Operating LLC 5.375%, due 08/15/24 (a)	100,000	103,500
Nuveen Investments, Inc. 5.500%, due 09/15/15	375,000	384,844
9.125%, due 10/15/17 (a)	250,000	268,250
Parsley Energy LLC/Parsley Finance Corp. 7.500%, due 02/15/22 (a)	303,000	321,180

	Principal Amount ($) or Shares	Market Value $
Penn National Gaming, Inc. 5.875%, due 11/01/21	450,000	430,875
Penske Automotive Group, Inc. 5.750%, due 10/01/22	250,000	258,750
Pittsburgh Glass Works LLC 8.000%, due 11/15/18 (a)	418,000	446,215
Plastipak Holdings, Inc. 6.500%, due 10/01/21 (a)	450,000	470,250
Post Holdings, Inc. 6.000%, due 12/15/22 (a)	345,000	339,825
Provident Funding Associates LP/PFG Finance Corp. 6.750%, due 06/15/21 (a)	233,000	234,456
Qualitytech LP/QTS Finance Corp. 5.875%, due 08/01/22 (a)	400,000	400,000
Quiksilver, Inc./QS Wholesale, Inc. 7.875%, due 08/01/18 (a)	300,000	282,750
Regal Entertainment Group 5.750%, due 02/01/25	350,000	350,875
Revlon Consumer Products Corp. 5.750%, due 02/15/21	525,000	532,875
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 9.875%, due 08/15/19	920,000	1,020,050
6.875%, due 02/15/21	340,000	364,225
RHP Hotel Properties LP/RHP Finance Corp. 5.000%, due 04/15/21	650,000	650,000
Rice Energy, Inc. 6.250%, due 05/01/22 (a)	310,000	316,975
RJS Power Holdings LLC 5.125%, due 07/15/19 (a)	205,000	206,794
Rose Rock Midstream LP/Rose Rock Finance Corp. 5.625%, due 07/15/22 (a)	500,000	510,000
Rosetta Resources, Inc. 5.875%, due 06/01/24	400,000	407,000
Roundy’s Supermarkets, Inc. 10.250%, due 12/15/20 (a)	500,000	483,750
RR Donnelley & Sons Co. 7.875%, due 03/15/21	675,000	762,750
Sanchez Energy Corp. 7.750%, due 06/15/21	300,000	333,000
6.125%, due 01/15/23 (a)	135,000	139,725
SandRidge Energy, Inc. 8.125%, due 10/15/22	500,000	531,250
SBA Communications Corp. 5.625%, due 10/01/19	275,000	288,063
4.875%, due 07/15/22 (a)	160,000	157,600

66	High Yield Bond Fund

SSgA

High Yield Bond Fund

Schedule of Investments, continued — August 31, 2014

	Principal Amount ($) or Shares	Market Value $

Signode Industrial Group Lux SA/Signode Industrial Group US, Inc. 6.375%, due 05/01/22 (a)	500,000	497,500
Sinclair Television Group, Inc. 6.375%, due 11/01/21	525,000	559,125
Sirius XM Radio, Inc. 6.000%, due 07/15/24 (a)	475,000	494,000
SLM Corp. MTN 8.000%, due 03/25/20	800,000	924,000
Spirit AeroSystems, Inc. 5.250%, due 03/15/22 (a)	250,000	253,750
SPL Logistics Escrow LLC/SPL Logistics Finance Corp. 8.875%, due 08/01/20 (a)	250,000	276,875
Sprint Corp. 7.250%, due 09/15/21 (a)	1,000,000	1,060,000
Sprint Nextel Corp. 7.000%, due 03/01/20 (a)	550,000	613,250
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 5.500%, due 08/15/22	325,000	331,500
SunGard Data Systems, Inc. 6.625%, due 11/01/19	275,000	288,063
SUPERVALU, Inc. 6.750%, due 06/01/21	500,000	512,500
T-Mobile USA, Inc. 5.250%, due 09/01/18	185,000	190,781
6.250%, due 04/01/21	365,000	378,687
6.633%, due 04/28/21	633,000	666,232
Tenet Healthcare Corp. 6.875%, due 11/15/31	300,000	294,000
Tenneco, Inc. 7.750%, due 08/15/18	250,000	260,625
Textron Financial Corp. 6.000%, due 02/15/67 (a)(b)	350,000	318,500
TRAC Intermodal LLC/TRAC Intermodal Corp. 11.000%, due 08/15/19	305,000	341,600
Triangle USA Petroleum Corp. 6.750%, due 07/15/22 (a)	415,000	424,337
United Rentals North America, Inc. 8.375%, due 09/15/20	250,000	272,500
6.125%, due 06/15/23	590,000	629,825
US Coatings Acquisition, Inc./Flash Dutch 2 BV 7.375%, due 05/01/21 (a)	856,000	933,040
Viasystems, Inc. 7.875%, due 05/01/19 (a)	450,000	465,750

	Principal Amount ($) or Shares	Market Value $
Virgin Media Finance PLC 6.375%, due 04/15/23 (a)	525,000	559,125
WCI Communities, Inc. 6.875%, due 08/15/21	350,000	358,312
6.875%, due 08/15/21 (a)	200,000	204,750
WESCO Distribution, Inc. 5.375%, due 12/15/21	455,000	460,687
Weyerhaeuser Real Estate Co. 4.375%, due 06/15/19 (a)	220,000	220,000
WideOpenWest Finance LLC/WideOpenWest Capital Corp. 10.250%, due 07/15/19	500,000	557,500
Zayo Group LLC/Zayo Capital, Inc. 8.125%, due 01/01/20	302,000	325,783

		67,488,647

International Debt - 16.9%
AerCap Ireland Capital, Ltd./AerCap Global Aviation Trust 2.750%, due 05/15/17 (a)	399,000	399,000
Altice Financing SA 6.500%, due 01/15/22 (a)	200,000	210,500
Altice Finco SA 8.125%, due 01/15/24 (a)	350,000	380,625
Altice SA 7.750%, due 05/15/22 (a)	525,000	557,812
Ardagh Finance Holdings SA PIK 8.625%, due 06/15/19 (a)	535,000	554,394
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 3.232%, due 12/15/19 (a)(b)	350,000	348,250
6.750%, due 01/31/21 (a)	300,000	306,000
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc. 7.000%, due 11/15/20 (a)	35,294	35,912
AuRico Gold, Inc. 7.750%, due 04/01/20 (a)	300,000	308,250
BAYTEX ENERGY Corp. 5.125%, due 06/01/21 (a)	650,000	650,812
Capsugel SA PIK 7.000%, due 05/15/19 (a)	350,000	357,875
CEVA Group PLC 7.000%, due 03/01/21 (a)	535,000	540,350
Columbus International, Inc. 7.375%, due 03/30/21 (a)	300,000	326,625
Commerzbank AG 8.125%, due 09/19/23 (a)	200,000	241,020
Constellium NV 5.750%, due 05/15/24 (a)	600,000	624,000
Digicel Group, Ltd. 8.250%, due 09/30/20 (a)	350,000	378,000

High Yield Bond Fund	67

SSgA

High Yield Bond Fund

Schedule of Investments, continued — August 31, 2014

	Principal Amount ($) or Shares	Market Value $

EnQuest PLC 7.000%, due 04/15/22 (a)	355,000	356,775
Exopack Holdings SA 7.875%, due 11/01/19 (a)	300,000	318,750
Fly Leasing, Ltd. 6.750%, due 12/15/20	350,000	371,875
FMG Resources August 2006 Pty Ltd. 8.250%, due 11/01/19 (a)	350,000	383,250
Global Ship Lease, Inc. 10.000%, due 04/01/19 (a)	325,000	342,875
INEOS Group Holdings SA 6.125%, due 08/15/18 (a)	550,000	567,875
5.875%, due 02/15/19 (a)	360,000	369,000
Inmarsat Finance PLC 4.875%, due 05/15/22 (a)	440,000	441,100
Intelsat Luxembourg SA 7.750%, due 06/01/21	188,000	198,340
Ithaca Energy, Inc. 8.125%, due 07/01/19 (a)	260,000	262,925
JLL/Delta Dutch Newco BV 7.500%, due 02/01/22 (a)	360,000	367,200
Perstorp Holding AB 11.000%, due 08/15/17 (a)	600,000	640,500
Royal Bank of Scotland Group PLC Series U 7.640%, due 09/30/17 (b)(c)	400,000	423,000
Sable International Finance, Ltd. 8.750%, due 02/01/20 (a)	635,000	698,500
Schaeffler Finance BV 4.750%, due 05/15/21 (a)	438,000	446,760
Schaeffler Holding Finance BV PIK 6.875%, due 08/15/18 (a)	200,000	210,750
Seven Seas Cruises S de RL LLC 9.125%, due 05/15/19	450,000	486,000
Silver II Borrower/Silver II US Holdings LLC 7.750%, due 12/15/20 (a)	300,000	321,000
Stackpole International Intermediate/Stackpole International Powder / Stackpole 7.750%, due 10/15/21 (a)	325,000	331,500

	Principal Amount ($) or Shares	Market Value $
Tullow Oil PLC 6.250%, due 04/15/22 (a)	450,000	450,000
UPCB Finance VI Ltd. 6.875%, due 01/15/22 (a)	500,000	541,250
VTR Finance BV 6.875%, due 01/15/24 (a)	250,000	268,125

		15,016,775

Total Long-Term Investments (cost $79,044,847)		82,505,422

Short-Term Investment - 4.2%
SSgA Prime Money Market Fund 0.19% (d)(e) (cost $3,725,780)	3,725,780	3,725,780

Total Investments - 96.9% (identified cost $82,770,627)		86,231,202

Other Assets and Liabilities, Net - 3.1%		2,795,567

Net Assets - 100.0%		89,026,769

Footnotes:

(a)	Restricted security Rule (144A) or Section 4 (2) commercial paper. Security may have contractual restrictions on resale, may have been offered in a private placement transaction.
(b)	Adjustable or floating rate security. Rate shown reflects rate in effect at period end.
(c)	Perpetual floating rate security. Date shown reflects the next reset date.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 4).
(e)	The rate shown is the annualized seven-day yield at period end.

Abbreviations:

MTN - Medium Term Notes

PIK - Pay In Kind

PLC - Public Limited Company

See accompanying notes which are an integral part of the financial statements.

68	High Yield Bond Fund

SSgA

High Yield Bond Fund

Presentation of Portfolio Holdings — August 31, 2014

	Market Value*				% of Net Assets
Categories	Level 1	Level 2	Level 3	Total
Corporate Bonds and Notes	$—	$67,488,647	$—	$67,488,647	75.8
International Debt	—	15,016,775	—	15,016,775	16.9
Short-Term Investment	3,725,780	—	—	3,725,780	4.2

Total Investments	$3,725,780	$82,505,422	$—	$86,231,202	96.9

Other Assets and Liabilities, Net					3.1

					100.0

*	For a description of the levels see Note 2 in the Notes to Financial Statements. There were no transfers in and out of Levels 1, 2 and 3 during the period ended August 31, 2014.

See accompanying notes which are an integral part of the financial statements.

High Yield Bond Fund	69

SSgA Funds

Statements of Assets and Liabilities — August 31, 2014

	Dynamic Small Cap Fund	Clarion Real Estate Fund	IAM SHARES Fund

Assets
Investments, at identified cost	$26,833,670	$37,202,862	$149,229,599
Investments, at market (a)(b)	29,749,015	56,955,782	258,525,134
Cash	—	—	2,250
Cash (restricted)	—	—	—
Foreign currency holdings (c)	—	—	—
Unrealized appreciation on foreign currency exchange contracts	—	—	—
Receivables:
Dividends and interest	20,833	25,505	553,558
Dividends from affiliated money market funds	5	3	35
Investments sold	—	—	—
Fund shares sold	95,459	40,902	8,806
Foreign taxes recoverable	—	—	888
From adviser	71,156	29,230	5,871
Daily variation margin on futures contracts	—	—	8,225
Prepaid expenses	252	500	2,627

Total assets	29,936,720	57,051,922	259,107,394

Liabilities
Payables:
Due to custodian	—	—	—
Investments purchased	—	188,587	—
Fund shares redeemed	5,464	2,246	55
Accrued fees to affiliates and trustees	47,705	108,857	132,732
Other accrued expenses	22,892	25,903	28,265
Deferred tax liability	—	—	—
Unrealized depreciation on foreign currency exchange contracts	—	—	—
Payable upon return of securities loaned	5,684,575	3,796,807	7,496,627

Total liabilities	5,760,636	4,122,400	7,657,679

Net Assets	$24,176,084	$52,929,522	$251,449,715

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$21,771	$73,527	$1,003,788
Accumulated net realized gain (loss)	(16,565,485)	(8,779,846)	(20,683,138)
Unrealized appreciation (depreciation) on:
Investments (Emerging Markets Fund — net of deferred tax liability for foreign capital gains tax)	2,915,345	19,752,920	109,295,535
Futures contracts	—	—	94,411
Foreign currency-related transactions	—	—	—
Additional paid-in-capital	37,804,453	41,882,921	161,739,119

Net Assets	$24,176,084	$52,929,522	$251,449,715

See accompanying notes which are an integral part of the financial statements.

70	Statements of Assets and Liabilities

Enhanced Small Cap Fund	Emerging Markets Fund		International Stock Selection Fund	High Yield Bond Fund

$25,906,865	$490,350,316		$340,989,237	$82,770,627
31,971,244	671,569,888		392,287,010	86,231,202
1,400	—		—	—
6,744	474,584	(d)	—	—
—	13,922,761		2,286,740	—
—	3,305,873		—	—

23,831	1,361,782		1,413,511	1,385,440
11	61		12	—
—	47,745,053		—	1,182,611
10,308	224,724		521,054	394,392
—	1,688		365,221	3,893
54,669	849,532		489,059	38,576
22,212	55,157		—	—
365	—		4,615	1,191

32,090,784	739,511,103		397,367,222	89,237,305

—	2,737,260	(e)	—	—
—	51,017,031		—	—
—	1,310,751		916,768	54,445
55,239	1,088,701		626,648	124,511
21,370	103,865		53,825	31,580
—	620,066		—	—
—	3,446,282		—	—
—	19,318,868		9,985,733	—

76,609	79,642,824		11,582,974	210,536

$32,014,175	$659,868,279		$385,784,248	$89,026,769

$31,633	$4,740,561		$965,925	$413,087
4,009,962	189,788,112		(578,237,779)	1,534,803

6,064,379	180,765,231		51,297,773	3,460,575
22,212	55,157		—	—
—	(154,170)		(46,331)	—
21,885,989	284,673,388		911,804,660	83,618,304

$32,014,175	$659,868,279		$385,784,248	$89,026,769

See accompanying notes which are an integral part of the financial statements.

Statements of Assets and Liabilities	71

SSgA Funds

Statements of Assets and Liabilities — August 31, 2014

	Dynamic Small Cap Fund	Clarion Real Estate Fund	IAM SHARES Fund

Net Asset Value:
Net asset value per share: Class N (f)	$37.33	$15.54	$15.54
Net assets	$24,136,149	$52,518,085	$251,449,715
Shares outstanding ($0.001 par value)	646,638	3,378,710	16,175,928
Net asset value and redemption price per share: Class A (f)	$37.32	$15.54	$—
Net assets	$9,984	$102,871	$—
Shares outstanding ($0.001 par value)	268	6,618	—
Maximum Sales Charge	5.25%	5.25%	—%
Maximum offering price per share	$39.39	$16.40	$—
Net asset value, offering and redemption price per share: Class C (f)	$37.28	$15.53	$—
Net assets	$9,973	$102,761	$—
Shares outstanding ($0.001 par value)	268	6,618	—
Net asset value, offering and redemption price per share: Class I (f)	$37.33	$15.55	$—
Net assets	$9,988	$102,894	$—
Shares outstanding ($0.001 par value)	268	6,618	—
Net asset value, offering and redemption price per share: Class K (f)	$37.34	$15.55	$—
Net assets	$9,990	$102,912	$—
Shares outstanding ($0.001 par value)	268	6,618	—
Net asset value, offering and redemption price per share: Select Class (f)	$—	$—	$—
Net assets	$—	$—	$—
Shares outstanding ($0.001 par value)	—	—	—

(a) Securities on loan included in investments	$5,634,493	$4,009,564	$7,476,692
(b) Investments in affiliated issuers, SSgA Prime Money Market Fund and State Street Navigator Securities Lending Prime Portfolio	$5,939,624	$4,418,519	$10,429,033
(c) Net foreign currency holdings — cost	$—	$—	$—
(d) Includes restricted foreign currency of $81, at value, with an identified cost of $81.
(e) Includes foreign currency due to custodian of $1,181,638, at value, with an identified cost of $1,184,463.
(f) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

72	Statements of Assets and Liabilities

Enhanced Small Cap Fund	Emerging Markets Fund	International Stock Selection Fund	High Yield Bond Fund

$17.12	$19.22	$11.24	$8.36
$31,706,325	$495,508,927	$385,657,803	$88,897,586
1,852,004	25,777,883	34,319,814	10,634,852
$17.11	$19.22	$11.23	$8.36
$99,327	$10,290	$9,734	$9,942
5,804	535	867	1,189
5.25%	5.25%	5.25%	3.75%
$18.06	$20.28	$11.85	$8.69
$17.10	$19.20	$11.22	$8.36
$99,219	$102,777	$97,232	$99,352
5,804	5,353	8,666	11,891
$17.12	$19.23	$11.24	$8.36
$99,364	$10,294	$9,738	$9,944
5,804	535	867	1,189
$17.13	$19.23	$11.24	$8.36
$9,940	$10,295	$9,741	$9,946
580	535	867	1,189
$—	$19.24	$—	$—
$—	$164,225,697	$—	$—
—	8,534,118	—	—

$—	$18,481,352	$9,467,684	$—
$519,323	$19,318,968	$10,801,620	$3,725,780
$—	$12,748,812	$2,320,864	$—

See accompanying notes which are an integral part of the financial statements.

Statements of Assets and Liabilities	73

SSgA Funds

Statements of Operations — For the Year Ended August 31, 2014

	Dynamic Small Cap Fund	Clarion Real Estate Fund	IAM SHARES Fund

Investment Income
Dividends (net of foreign taxes withheld of $79, $0, $1,417, $308, $3,181,220, $936,729, $0, respectively)	$345,210	$1,152,432	$4,851,101
Dividends from affiliated money market funds	74	45	512
Interest	—	—	40
Securities lending income	19,374	8,747	27,933

Total investment income	364,658	1,161,224	4,879,586

Expenses
Advisory fees	164,960	288,536	570,816
Administration fees	(9,767)	15,039	26,233
Custodian fees	33,643	24,310	38,640
Distribution fees — Class N	46,659	99,536	63,284
Distribution fees — Class A	4	38	—
Distribution fees — Class C	15	153	—
Transfer agent fees	42,745	44,076	35,986
Professional fees	46,620	39,466	46,042
Registration fees	46,373	51,616	20,039
Shareholder servicing fees — Class N	4,131	9,524	57,350
Shareholder servicing fees — Class A	3	31	—
Shareholder servicing fees — Class C	3	31	—
Shareholder servicing fees — Class I	3	31	—
Shareholder servicing fees — Select Class	—	—	—
Trustees’ fees	15,012	15,111	16,372
Insurance fees	400	1,101	5,083
Printing fees	6,180	11,833	2,967
Miscellaneous	3,710	1,169	988

Expenses before reductions	400,694	601,601	883,800
Expense reductions	(137,831)	(157,569)	(4,016)

Net expenses	262,863	444,032	879,784

Net investment income	101,795	717,192	3,999,802

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments (Emerging Markets Fund — net of deferred tax liability for foreign capital gains taxes)	2,931,435	2,046,472	1,254,114
Futures contracts	(55,549)	—	568,922
Credit default swap contracts	—	—	—
Foreign currency-related transactions	—	—	—

Net realized gain	2,875,886	2,046,472	1,823,036

Net change in unrealized appreciation on:
Investments (Emerging Markets Fund — net of deferred tax liability for foreign capital gains taxes)	580,430	7,183,197	44,308,891
Futures contracts	—	—	64,004
Foreign currency-related transactions	—	—	—

Net change in unrealized appreciation (depreciation)	580,430	7,183,197	44,372,895

Net realized and unrealized gain	3,456,316	9,229,669	46,195,931

Net Increase in Net Assets from Operations	$3,558,111	$9,946,861	$50,195,733

See accompanying notes which are an integral part of the financial statements.

74	Statements of Operations

Enhanced Small Cap Fund	Emerging Markets Fund	International Stock Selection Fund	High Yield Bond Fund

$494,531	$24,362,103	$13,439,548	$—
112	596	133	983
—	33,101	5,747	6,350,531
—	143,325	229,987	—

494,643	24,539,125	13,675,415	6,351,514

145,376	6,952,265	2,952,493	300,634
18,058	119,454	39,436	26,028
35,446	893,013	221,871	35,812
70,020	1,508,955	851,243	203,561
37	4	4	4
147	152	147	149
36,005	489,400	284,936	57,701
39,680	153,482	104,708	64,152
46,537	267,177	48,323	49,883
3,320	276,651	73,769	21,650
29	3	3	3
29	30	29	30
29	3	3	3
—	49,155	—	—
15,069	30,608	17,490	15,382
763	43,220	9,673	2,581
2,967	323,445	76,347	4,650
923	11,574	70,473	1,083

414,435	11,118,591	4,750,948	783,306
(171,984)	(411,867)	(750,073)	(51,252)

242,451	10,706,724	4,000,875	732,054

252,192	13,832,401	9,674,540	5,619,460

5,712,369	201,796,598	59,955,099	1,546,697
49,893	(620,343)	834,864	(628)
—	—	—	6,185
—	(488,325)	(56,328)	—

5,762,262	200,687,930	60,733,635	1,552,254

(86,779)	(90,897,707)	(5,152,098)	2,599,509
22,212	440,751	—	—
—	3,409,348	(41,766)	—

(64,567)	(87,047,608)	(5,193,864)	2,599,509

5,697,695	113,640,322	55,539,771	4,151,763

$5,949,887	$127,472,723	$65,214,311	$9,771,223

See accompanying notes which are an integral part of the financial statements.

Statements of Operations	75

SSgA Funds

Statements of Changes in Net Assets

	Dynamic Small Cap Fund		Clarion Real Estate Fund
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013

Increase (Decrease) in Net Assets

Operations
Net investment income	$101,795	$85,516	$717,192	$795,414
Net realized gain	2,875,886	1,858,716	2,046,472	14,931,043
Net change in unrealized appreciation (depreciation)	580,430	1,350,457	7,183,197	(16,690,653)

Net increase (decrease) in net assets from operations	3,558,111	3,294,689	9,946,861	(964,196)

Voluntary contribution from Adviser	—	89,037	—	—

Distributions
From net investment income
Class N	(155,550)	(108,659)	(711,125)	(913,282)
Class A	—	—	(5)	—
Class C	—	—	—	—
Class I	—	—	(21)	—
Class K	—	—	(34)	—
Select Class	—	—	—	—
From net realized gains
Class N	—	—	—	—
Select Class	—	—	—	—

Net decrease in net assets from distributions	(155,550)	(108,659)	(711,185)	(913,282)

Share Transactions
Net increase (decrease) in net assets from share transactions	(2,735,410)	10,227,164	3,738,241	(20,321,498)

Total Net Increase (Decrease) in Net Assets	667,151	13,502,231	12,973,917	(22,198,976)

Net Assets
Beginning of period	23,508,933	10,006,702	39,955,605	62,154,581

End of period	$24,176,084	$23,508,933	$52,929,522	$39,955,605

Undistributed (overdistributed) net investment income included in net assets	$21,771	$78,032	$73,527	$67,520

See accompanying notes which are an integral part of the financial statements.

76	Statements of Changes in Net Assets

IAM SHARES Fund		Enhanced Small Cap Fund		Emerging Markets Fund
Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013

$3,999,802	$3,417,364	$252,192	$392,118	$13,832,401	$28,124,431
1,823,036	1,423,391	5,762,262	4,077,229	200,687,930	145,550,804
44,372,895	26,701,911	(64,567)	2,273,553	(87,047,608)	(129,203,723)

50,195,733	31,542,666	5,949,887	6,742,900	127,472,723	44,471,512

—	—	—	—	252,840	—

(3,798,015)	(3,333,585)	(585,136)	(283,671)	(19,817,580)	(21,694,247)
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	(6,564,308)	(8,728,385)

—	—	—	—	(76,697,086)	—
—	—	—	—	(21,345,545)	—

(3,798,015)	(3,333,585)	(585,136)	(283,671)	(124,424,519)	(30,422,632)

5,072,412	3,581,348	(2,671,602)	(4,272,123)	(478,667,991)	(588,996,718)

51,470,130	31,790,429	2,693,149	2,187,106	(475,366,947)	(574,947,838)

199,979,585	168,189,156	29,321,026	27,133,920	1,135,235,226	1,710,183,064

$251,449,715	$199,979,585	$32,014,175	$29,321,026	$659,868,279	$1,135,235,226

$1,003,788	$814,749	$31,633	$348,742	$4,740,561	$15,306,352

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets	77

SSgA Funds

Statements of Changes in Net Assets

	International Stock Selection Fund		High Yield Bond Fund
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013

Increase (Decrease) in Net Assets

Operations
Net investment income	$9,674,540	$9,355,838	$5,619,460	$7,140,297
Net realized gain	60,733,635	17,116,329	1,552,254	5,532,229
Net change in unrealized appreciation (depreciation)	(5,193,864)	42,692,979	2,599,509	(3,646,252)

Net increase (decrease) in net assets from operations	65,214,311	69,165,146	9,771,223	9,026,274

Voluntary contribution from Adviser	—	—	—	—

Distributions
From net investment income
Class N	(16,373,374)	(14,562,360)	(5,650,162)	(7,383,793)
Class A	—	—	(54)	—
Class C	—	—	(491)	—
Class I	—	—	(55)	—
Class K	—	—	(57)	—
Select Class	—	—	—	—
From net realized gains
Class N	—	—	(4,914,908)	(298,638)
Select Class	—	—	—	—

Net decrease in net assets from distributions	(16,373,374)	(14,562,360)	(10,565,727)	(7,682,431)

Share Transactions
Net increase (decrease) in net assets from share transactions	(31,147,624)	(73,632,327)	564,564	(26,086,439)

Total Net Increase (Decrease) in Net Assets	17,693,313	(19,029,541)	(229,940)	(24,742,596)

Net Assets
Beginning of period	368,090,935	387,120,476	89,256,709	113,999,305

End of period	$385,784,248	$368,090,935	$89,026,769	$89,256,709

Undistributed (overdistributed) net investment income included in net assets	$965,925	$5,025,428	$413,087	$426,185

See accompanying notes which are an integral part of the financial statements.

78	Statements of Changes in Net Assets

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SSgA Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Voluntary Contribution from Adviser	$ Distributions from Net Investment Income
Dynamic Small Cap Fund
Class N
August 31, 2014	31.76	0.17	5.67	5.84	—	(0.27)
August 31, 2013	24.28	0.17	7.56	7.73	0.01	(0.26)
August 31, 2012	20.89	0.25	3.14	3.39	—	—
August 31, 2011	15.80	(0.05)	5.14	5.09	—	—
August 31, 2010	15.31	(0.02)	0.51	0.49	—	—
Class A
August 31, 2014*	37.38	(0.01)	(0.05)	(0.06)	—	—
Class C
August 31, 2014*	37.38	(0.05)	(0.05)	(0.10)	—	—
Class I
August 31, 2014*	37.38	— (f)	(0.05)	(0.05)	—	—
Class K
August 31, 2014*	37.38	0.01	(0.05)	(0.04)	—	—
Clarion Real Estate Fund
Class N
August 31, 2014	12.63	0.23	2.91	3.14	—	(0.23)
August 31, 2013	13.11	0.21	(0.46)	(0.25)	—	(0.23)
August 31, 2012	11.07	0.21	2.00	2.21	—	(0.17)
August 31, 2011	9.49	0.14	1.60	1.74	—	(0.16)
August 31, 2010	7.48	0.21	2.06	2.27	—	(0.26)
Class A
August 31, 2014*	15.11	(0.11)	0.54	0.43	—	— (f)
Class C
August 31, 2014*	15.11	(0.12)	0.54	0.42	—	—
Class I
August 31, 2014*	15.11	(0.10)	0.54	0.44	—	— (f)
Class K
August 31, 2014*	15.11	(0.10)	0.55	0.45	—	(0.01)

*	For the period July 7, 2014 (commencement of operations) to August 31, 2014.
(a)	Average daily shares outstanding were used for this calculation.
(b)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(c)	Periods less than one year are not annualized.
(d)	The ratios for periods less than one year are annualized.
(e)	If the Adviser had not made a one-time voluntary contribution during the period ended August 31, 2013, the total return would have been 31.70%.
(f)	Less than $0.005 per share.

See accompanying notes which are an integral part of the financial statements.

80	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(b)(d)	% Ratio of Expenses to Average Net Assets, Gross(d)	% Ratio of Net Investment Income to Average Net Assets(b)(d)	% Portfolio Turnover Rate(c)

(0.27)	37.33	18.42	24,136	1.20	1.82	0.46	189
(0.26)	31.76	32.20 (e)	23,509	1.25	2.28	0.61	147
—	24.28	16.23	10,007	1.25	3.51	1.10	160
—	20.89	32.22	9,115	1.25	3.38	(0.24)	179
—	15.80	3.20	8,562	1.53	3.36	(0.10)	240

—	37.32	(0.16)	10	1.20	3.04	(0.17)	189

—	37.28	(0.29)	10	1.93	3.77	(0.91)	189

—	37.33	(0.13)	10	0.95	2.79	0.08	189

—	37.34	(0.11)	10	0.76	2.62	0.26	189

(0.23)	15.54	25.11	52,518	1.00	1.36	1.62	32
(0.23)	12.63	(1.94)	39,956	1.00	1.43	1.60	58
(0.17)	13.11	20.22	62,155	1.00	1.32	1.76	21
(0.16)	11.07	18.41	58,135	1.00	1.26	1.29	12
(0.26)	9.49	30.77	59,738	1.00	1.31	2.46	36

— (f)	15.54	2.85	103	1.18	1.53	(4.51)	32

—	15.53	2.78	103	1.91	2.27	(5.25)	32

— (f)	15.55	2.93	103	0.93	1.29	(4.27)	32

(0.01)	15.55	2.95	103	0.74	1.08	(4.07)	32

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	81

SSgA Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income
IAM SHARES Fund
Class N
August 31, 2014	12.64	0.25	2.89	3.14	(0.24)
August 31, 2013	10.84	0.22	1.79	2.01	(0.21)
August 31, 2012	9.37	0.18	1.46	1.64	(0.17)
August 31, 2011	8.07	0.15	1.30	1.45	(0.15)
August 31, 2010	7.88	0.14	0.18	0.32	(0.13)
Enhanced Small Cap Fund
Class N
August 31, 2014	14.44	0.13	2.84	2.97	(0.29)
August 31, 2013	11.54	0.18	2.84	3.02	(0.12)
August 31, 2012	10.14	0.11	1.37	1.48	(0.08)
August 31, 2011	7.95	0.07	2.17	2.24	(0.05)
August 31, 2010	7.42	0.05	0.54	0.59	(0.06)
Class A
August 31, 2014*	17.23	(0.02)	(0.10)	(0.12)	—
Class C
August 31, 2014*	17.23	(0.04)	(0.09)	(0.13)	—
Class I
August 31, 2014*	17.23	(0.01)	(0.10)	(0.11)	—
Class K
August 31, 2014*	17.23	(0.01)	(0.09)	(0.10)	—

*	For the period July 7, 2014 (commencement of operations) to August 31, 2014.
(a)	Average daily shares outstanding were used for this calculation.
(b)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(c)	Periods less than one year are not annualized.
(d)	The ratios for periods less than one year are annualized.

See accompanying notes which are an integral part of the financial statements.

82	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(b)(d)	% Ratio of Expenses to Average Net Assets, Gross(d)	% Ratio of Net Investment Income to Average Net Assets(b)(d)	% Portfolio Turnover Rate(c)

(0.24)	15.54	25.13	251,450	0.39	0.39	1.75	2
(0.21)	12.64	18.80	199,980	0.45	0.45	1.84	—
(0.17)	10.84	17.73	168,189	0.50	0.51	1.74	3
(0.15)	9.37	17.99	152,343	0.48	0.48	1.54	—
(0.13)	8.07	4.01	128,928	0.53	0.53	1.62	2

(0.29)	17.12	20.71	31,706	0.75	1.28	0.78	71
(0.12)	14.44	26.45	29,321	0.75	1.36	1.35	57
(0.08)	11.54	14.76	27,134	0.75	1.58	1.06	64
(0.05)	10.14	28.19	27,311	0.75	1.44	0.69	57
(0.06)	7.95	8.01	26,130	0.75	1.58	0.62	77

—	17.11	(0.70)	99	0.93	1.98	(0.77)	71

—	17.10	(0.75)	99	1.67	2.72	(1.51)	71

—	17.12	(0.64)	99	0.69	1.73	(0.52)	71

—	17.13	(0.58)	10	0.49	1.50	(0.32)	71

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	83

SSgA Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Voluntary Contribution from Adviser	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain
Emerging Markets Fund
Class N
August 31, 2014	18.47	0.26	2.53	2.79	0.01	(0.44)	(1.61)
August 31, 2013	18.71	0.37	(0.28)	0.09	—	(0.33)	—
August 31, 2012	20.81	0.34	(2.14)	(1.80)	—	(0.30)	—
August 31, 2011	19.20	0.29	1.70	1.99	—	(0.38)	—
August 31, 2010	16.61	0.17	2.81	2.98	—	(0.39)	—
Class A
August 31, 2014*	18.68	0.07	0.47	0.54	0.01	—	—
Class C
August 31, 2014*	18.68	0.04	0.48	0.52	0.01	—	—
Class I
August 31, 2014*	18.68	0.07	0.48	0.55	0.01	—	—
Class K
August 31, 2014*	18.68	0.08	0.47	0.55	0.01	—	—
Select Class
August 31, 2014	18.53	0.31	2.52	2.83	0.01	(0.52)	(1.61)
August 31, 2013	18.79	0.38	(0.23)	0.15	—	(0.41)	—
August 31, 2012	20.90	0.36	(2.13)	(1.77)	—	(0.34)	—
August 31, 2011	19.28	0.31	1.73	2.04	—	(0.42)	—
August 31, 2010	16.67	0.21	2.82	3.03	—	(0.42)	—
International Stock Selection Fund
Class N
August 31, 2014	9.90	0.27	1.53	1.80	—	(0.46)	—
August 31, 2013	8.61	0.23	1.40	1.63	—	(0.34)	—
August 31, 2012	9.24	0.23	(0.53)	(0.30)	—	(0.33)	—
August 31, 2011	8.81	0.23	0.46	0.69	—	(0.26)	—
August 31, 2010	9.24	0.18	(0.33)	(0.15)	—	(0.28)	—
Class A
August 31, 2014*	11.54	0.03	(0.34)	(0.31)	—	—	—
Class C
August 31, 2014*	11.54	0.02	(0.34)	(0.32)	—	—	—
Class I
August 31, 2014*	11.54	0.03	(0.33)	(0.30)	—	—	—
Class K
August 31, 2014*	11.54	0.04	(0.34)	(0.30)	—	—	—

*	For the period July 7, 2014 (commencement of operations) to August 31, 2014.
(a)	Average daily shares outstanding were used for this calculation.
(b)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(c)	Periods less than one year are not annualized.
(d)	The ratios for periods less than one year are annualized.
(e)	If the Adviser had not made a contribution during the period ended August 31, 2014, the total return would have been 15.62% for Class N (formerly Institutional Class), 15.94% for Select Class, 2.84% for Class A, 2.73% for Class C, 2.89% for Class I, and 2.89% for Class K of Emerging Markets Fund.
(f)	If the Adviser had not made a contribution during the period ended August 31, 2013, the total return would have been 0.41% and 0.66% for the Class N shares (formerly Institutional Class) and Select Class of Emerging Markets Fund, respectively, and would have remained 19.45% for International Stock Selection Fund.

See accompanying notes which are an integral part of the financial statements.

84	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)		$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(b)(d)	% Ratio of Expenses to Average Net Assets, Gross(d)	% Ratio of Net Investment Income to Average Net Assets(b)(d)	% Portfolio Turnover Rate(c)

(2.05)	19.22	15.68	(e)	495,509	1.20	1.24	1.44	89
(0.33)	18.47	0.45	(f)	938,195	1.25	1.26	1.86	56
(0.30)	18.71	(8.63)		1,273,588	1.25	1.28	1.80	74
(0.38)	20.81	10.25		1,451,810	1.25	1.26	1.29	50
(0.39)	19.20	17.98		1,328,720	1.24	1.24	0.87	63

—	19.22	2.89	(e)	10	1.36	1.77	2.27	89

—	19.20	2.78	(e)	103	2.11	2.52	1.51	89

—	19.23	2.94	(e)	10	1.12	1.52	2.52	89

—	19.23	2.94	(e)	10	0.97	1.42	2.65	89

(2.13)	19.24	15.95	(e)	164,226	0.98	1.03	1.68	89
(0.41)	18.53	0.69	(f)	197,040	1.03	1.04	1.92	56
(0.34)	18.79	(8.42)		436,595	1.02	1.05	1.90	74
(0.42)	20.90	10.48		715,328	1.02	1.04	1.40	50
(0.42)	19.28	18.24		954,350	1.01	1.02	1.09	63

(0.46)	11.24	18.31		385,784	1.02	1.19	2.46	74
(0.34)	9.90	19.45	(f)	368,091	1.00	1.19	2.41	54
(0.33)	8.61	(3.16)		387,120	1.00	1.21	2.65	90
(0.26)	9.24	7.61		766,126	1.00	1.19	2.27	77
(0.28)	8.81	(1.85)		1,055,967	1.00	1.17	1.95	83

—	11.23	(2.69)		10	1.17	1.50	1.65	74

—	11.22	(2.77)		97	1.91	2.25	0.91	74

—	11.24	(2.60)		10	0.92	1.24	1.90	74

—	11.24	(2.60)		10	0.73	1.11	2.09	74

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	85

SSgA Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain
High Yield Bond Fund
Class N
August 31, 2014	8.40	0.47	0.36	0.83	(0.47)	(0.40)
August 31, 2013	8.36	0.49	0.08	0.57	(0.51)	(0.02)
August 31, 2012	7.90	0.52	0.48	1.00	(0.54)	—
August 31, 2011	7.84	0.58	0.06	0.64	(0.58)	—
August 31, 2010	7.12	0.73	0.74	1.47	(0.75)	—
Class A
August 31, 2014*	8.41	0.07	(0.07)	—	(0.05)	—
Class C
August 31, 2014*	8.41	0.06	(0.07)	(0.01)	(0.04)	—
Class I
August 31, 2014*	8.41	0.07	(0.07)	—	(0.05)	—
Class K
August 31, 2014*	8.41	0.07	(0.07)	—	(0.05)	—

*	For the period July 7, 2014 (commencement of operations) to August 31, 2014.
(a)	Average daily shares outstanding were used for this calculation.
(b)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(c)	Periods less than one year are not annualized.
(d)	The ratios for periods less than one year are annualized.

See accompanying notes which are an integral part of the financial statements.

86	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(b)(d)	% Ratio of Expenses to Average Net Assets, Gross(d)	% Ratio of Net Investment Income to Average Net Assets(b)(d)	% Portfolio Turnover Rate(c)

(0.87)	8.36	10.49	89,027	0.73	0.78	5.61	79
(0.53)	8.40	6.85	89,257	0.75	0.79	5.70	112
(0.54)	8.36	13.17	113,999	0.75	0.88	6.30	196
(0.58)	7.90	8.16	78,626	0.75	0.83	7.02	294
(0.75)	7.84	21.46	51,398	0.75	1.01	9.43	294

(0.05)	8.36	(0.05)	10	0.93	1.19	5.18	79

(0.04)	8.36	(0.09)	99	1.67	1.95	4.45	79

(0.05)	8.36	(0.03)	10	0.68	0.94	5.43	79

(0.05)	8.36	(0.02)	10	0.50	0.81	5.63	79

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	87

SSgA Funds

Notes to Financial Statements — August 31, 2014

1.	Organization

The SSgA Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and was organized as a business trust under the laws of the Commonwealth of Massachusetts on October 3, 1987 and operates under a Second Amended and Restated Master Trust Agreement, dated May 15, 2012 (the “Agreement”).

The Trust consists of the series and classes, all of which have the same rights and privileges, including the same voting rights, as listed in the table below. Each series is authorized to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value. The following table details the Trust’s effective series and related classes of shares. Only those funds (the “Funds”) which appear on the front cover are included in this Shareholder Report, the other funds are included in separate Shareholder Reports.

Fund	Classes	Commencement of Operations:
SSgA Money Market Fund	Class N	May 2, 1998
SSgA U.S. Government Money Market Fund	Class N	March 1, 1991
SSgA Prime Money Market Fund	Class N	February 22, 1994
SSgA U.S. Treasury Money Market Fund	Class N	December 1, 1993
SSgA High Yield Bond Fund	Class N Class A Class C Class I Class K	May 4, 1998 July 7, 2014 July 7, 2014 July 7, 2014 July 7, 2014
SSgA Enhanced Small Cap Fund	Class N Class A Class C Class I Class K	March 22, 2005 July 7, 2014 July 7, 2014 July 7, 2014 July 7, 2014
SSgA Dynamic Small Cap Fund	Class N Class A Class C Class I Class K	July 1, 1992 July 7, 2014 July 7, 2014 July 7, 2014 July 7, 2014
SSgA IAM SHARES Fund	Class N	June 2, 1999
SSgA Clarion Real Estate Fund	Class N Class A Class C Class I Class K	April 29, 1998 July 7, 2014 July 7, 2014 July 7, 2014 July 7, 2014
SSgA S&P 500 Index Fund	Class N	December 30, 1992
SSgA Emerging Markets Fund	Class N Select Class[1] Class A Class C Class I Class K	March 1, 1994 November 28, 2005 July 7, 2014 July 7, 2014 July 7, 2014 July 7, 2014
SSgA International Stock Selection Fund	Class N Class A Class C Class I Class K	March 7, 1995 July 7, 2014 July 7, 2014 July 7, 2014 July 7, 2014

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

1	Select Class shares of the SSgA Emerging Markets Fund may not be purchased by individuals directly, but must be purchased through a third party financial institution which is permitted by contract with the Trust or State Street Global Markets, LLC to offer shares (“Select Intermediaries”). Select Intermediaries are advisors, securities brokers, banks and financial institutions or other industry professionals or organizations that have entered into a shareholder servicing agreement with the State Street Global Markets, LLC with respect to investments of its accounts in the Select Class.

88	Notes to Financial Statements

SSgA Funds

Notes to Financial Statements, continued — August 31, 2014

Recent Regulatory Action

In June 2014, the FASB issued guidance to improve the financial reporting of repurchase agreements and other similar repurchase financing transactions. The guidance will require expanded disclosure for entities that enter into repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

On July 23, 2014, the U.S. Securities and Exchange Commission voted to amend the rules under the Act which currently govern the operations of the Funds. The most significant change resulting from these amendments is a requirement that institutional prime and institutional municipal money market funds transact fund shares based on a market-based Net Asset Value (NAV). Other types of money market funds may continue to transact fund shares at an NAV calculated using the amortized cost valuation method which, approximates fair market value. Among additional disclosure and other requirements, the amendments also will permit a money market fund, or, in certain circumstances, require a money market fund (other than a government money market fund which satisfies the requirements of the amended rules) to impose liquidity fees on all redemptions, and permit a money market fund to limit (or gate) redemptions for up to 10 business days in any 90-day period. The amendments have staggered compliance dates. The majority of these amendments will become effective on October 14, 2016. The degree to which a money market fund will be impacted by the rule amendments will depend upon the type of fund and type of investors (retail or institutional). At this time, management is evaluating the implications of these amendments and their impact to the Funds’ financial statements and accompanying notes.

2.	Significant Accounting Policies

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Security Valuation

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires a separate disclosure of the fair value hierarchy, for each major category of assets and liabilities that segregates fair value measurements into levels (Level 1, 2, and 3). In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1 — Inputs using quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

•

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are nonactive, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair market value of investments.

The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, preferred stocks, exchange traded funds and derivatives that are traded on a national securities exchange are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Notes to Financial Statements	89

SSgA Funds

Notes to Financial Statements, continued — August 31, 2014

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, bank notes and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable, such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads and default rates. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Investments in privately held investment funds are valued based upon the Net Asset Value (“NAV”) of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term instruments purchased by the Funds and maturing within 60 days of the time of purchase are valued at “amortized cost” unless the Board or persons acting at their direction determines that amortized cost does not represent fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Financial over-the-counter derivative instruments are instruments such as foreign currency contracts, options contracts, or swap agreements that derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker-dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Events or circumstances affecting the values of Fund securities that occur between the closing of the principal markets on which they trade and the time the NAV of Fund shares is determined may be reflected in the Trust’s calculation of NAVs for each applicable Fund when the Trust deems that the particular event or circumstance would materially affect such Fund’s NAV. Funds that invest primarily in frequently traded exchange-listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Funds will use the security’s fair value, as determined in accordance with Fair Value Procedures adopted by the Board. Funds that invest in foreign securities are likely to use fair value pricing more often since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Although there are observable inputs assigned on a security level, prices are derived from factors using proprietary models or matrix pricing. For this reason, significant events will cause movement between Levels 1 and 2. Funds that invest in low-rated debt securities are also likely to use fair value pricing more often since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities. Examples of events that could trigger fair value pricing of one or more securities are: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed; (2) trading in a portfolio security is suspended and not resumed prior to the time as of which the Funds calculate their NAV; (3) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Funds calculate their NAV; (4) a security’s price has remained unchanged over an extended period of time (often referred to as a “stale price”), or (5) the Funds’ custodian or administrator determines that a market quotation is inaccurate.

Equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

The NAV of a Fund’s portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem Fund shares, since foreign securities can trade on non-business days.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy. Transfers between fair value hierarchy levels are recognized at the end of the year.

90	Notes to Financial Statements

SSgA Funds

Notes to Financial Statements, continued — August 31, 2014

The levels associated with valuing the Funds’ investments for the year ended August 31, 2014 are disclosed in the Presentation of Portfolio Holdings following the Schedules of Investments.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions, if any, are recorded on the basis of identified cost which is the same basis used for federal income taxes.

Investment Income

Dividend income is recorded net of applicable withholding taxes on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon thereafter as the Funds are informed of the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Interest income is recorded daily on the accrual basis. All premiums and discounts, including original issue discounts, are amortized/accreted using the interest method. Withholding taxes on foreign dividend interest and capital gains have been provided for in accordance with the applicable country’s tax rules and rates.

Federal Income Taxes

Since the Trust is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (losses) of the other Funds.

It is each Fund’s intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires each Fund to distribute all of its taxable income and capital gains. Therefore, for the year ended August 31, 2014, the Funds paid no federal income taxes and no federal income tax provision was required for the Funds.

Each Fund files a U.S. tax return. At August 31, 2014, the Funds had recorded no liabilities for unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ended August 31, 2011 through August 31, 2013, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

At August 31, 2014, the following Funds had net tax basis capital loss carryforwards, which may be applied against any realized net short-term or long-term taxable gains in each succeeding year until they are utilized:

	Expiration Year
	8/31/2016	8/31/2017	8/31/2018	8/31/2019	Non-Expiring Short Term	Non-Expiring Long Term	Total
Dynamic Small Cap Fund	$—	$10,059,655	$6,490,926	$—	$—	$—	$16,550,581
Clarion Real Estate Fund	$—	$—	$8,669,325	$—	$—	$—	$8,669,325
IAM SHARES Fund	$911,298	$1,248,239	$17,638,415	$413,777	$—	$—	$20,211,729
Enhanced Small Cap Fund	$—	$—	$—	$—	$—	$—	$—
Emerging Markets Fund	$—	$—	$—	$—	$—	$—	$—
International Stock Selection Fund	$—	$149,448,931	$428,227,873	$—	$—	$—	$577,676,804
High Yield Bond Fund	$—	$—	$—	$—	$—	$—	$—

During the year ended August 31, 2014, the Funds utilized/expired capital loss carryforwards in the following amounts:

	Amount Utilized	Amount Expired

Dynamic Small Cap Fund	$2,889,447	$—
Clarion Real Estate Fund	2,011,417	—
IAM SHARES Fund	1,885,116	—
Enhanced Small Cap Fund	1,721,830	—
Emerging Markets Fund	—	—
International Stock Selection Fund	57,099,456	—
High Yield Bond Fund	—	—

Notes to Financial Statements	91

SSgA Funds

Notes to Financial Statements, continued — August 31, 2014

As of August 31, 2014, the Funds’ aggregate cost of investments and the comparison of unrealized appreciation and depreciation of investment securities for federal income tax purposes are as follows:

	Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Dynamic Small Cap Fund	$26,852,082	$3,220,688	$323,755	$2,896,933
Clarion Real Estate Fund	37,313,383	19,649,680	7,281	19,642,399
IAM SHARES Fund	149,606,597	118,289,218	9,370,681	108,918,537
Enhanced Small Cap Fund	25,928,882	7,076,369	1,034,007	6,042,362
Emerging Markets Fund	496,448,931	182,524,074	7,403,117	175,120,957
International Stock Selection Fund	342,468,401	55,844,552	6,025,943	49,818,609
High Yield Bond Fund	82,770,627	3,596,628	136,053	3,460,575

	Components of Distributable Earnings			Tax Composition of Distributions
	Undistributed Ordinary Income	Capital Loss Carryforward	Undistributed Capital Gains	Ordinary Income	Long Term Capital Gains

Dynamic Small Cap Fund	$25,279	$(16,550,581)	$—	$155,550	$—
Clarion Real Estate Fund	73,527	(8,669,325)	—	711,185	—
IAM SHARES Fund	1,003,788	(20,211,729)	—	3,798,015	—
Enhanced Small Cap Fund	31,633	—	4,054,191	585,136	—
Emerging Markets Fund	8,541,588	—	192,027,920	26,381,888	98,042,631
International Stock Selection Fund	1,884,116	(577,676,804)	—	16,373,374	—
High Yield Bond Fund	558,986	—	1,388,903	7,660,915	2,904,812

As permitted by tax regulations, the Funds intend to defer long-term realized capital loss and short-term realized capital loss incurred from November 1, 2013 to August 31, 2014.

Dividends and Distributions to Shareholders

Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid on the following frequency:

Dynamic Small Cap Fund	Annually
Clarion Real Estate Fund	Monthly
IAM SHARES Fund	Quarterly
Enhanced Small Cap Fund	Annually
Emerging Markets Fund	Annually
International Stock Selection Fund	Annually
High Yield Bond Fund	Monthly

Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains. The amount and character of income and gains to be distributed are determined in accordance with federal tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes. These differences relate primarily to investments in swaps, futures, forward contracts, passive foreign investment companies, foreign denominated investments, REITs, wash sales, partnerships, non-taxable dividends and investments in certain securities sold at a loss. Permanent differences between book and tax accounting are reclassified to paid-in capital. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting their net asset value.

Expenses

Most expenses can be directly attributed to a Fund. Expenses of the Trust which cannot be directly attributed to a Fund are allocated among all funds of the Trust based principally on their relative average net assets.

All share classes have identical voting, dividend, liquidation and other rights and the same terms and conditions. The separate classes of shares differ principally in the applicable distribution fees and shareholder servicing fees. Shareholders of each class bear certain expenses that pertain to that particular class. Realized and unrealized gains (losses), net investment income, and expenses with the exception of class level expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

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Foreign Currency Translations

The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts and transactions of any fund that holds securities denominated in non-U.S. dollars are translated into U.S. dollars on the following basis:

(a) Market value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.

(b) Purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.

Reported net realized gains or losses from foreign currency-related transactions arise from sales and maturities of short-term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized gains (losses) from foreign currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities resulting from changes in the exchange rates.

These Funds do not isolate that portion of the results of operations of a Fund that arises as a result of changes in exchange rates from that portion that arises from changes in market prices of investments during the period. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes the Funds do isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (loss) on debt obligations.

Capital Gains Taxes

The Emerging Markets Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. This Fund has recorded a deferred tax liability in respect of unrealized appreciation on foreign securities for potential capital gains and repatriation taxes at August 31, 2014. The accrual for unrealized capital gains and repatriation taxes is included in net unrealized appreciation (depreciation) on investments in the Statement of Assets and Liabilities for the Fund. The amounts related to capital realized gain taxes are included in net realized gain (loss) on investments in the Statement of Operations for the Fund.

	Deferred Tax Liability	Capital Gains Taxes

Emerging Markets Fund	$620,066	$1,949,908

High Yield Securities

The High Yield Bond Fund may invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield instruments reflect, among other things, perceived credit risk. The Funds’ investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Loan Agreements

The High Yield Bond Fund may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. These investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan anticipation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

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Derivatives

To the extent permitted by the investment objective, restrictions and policies set forth in each Fund’s Prospectus and Statement of Additional Information, the Funds may invest in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. The Funds’ use of derivatives includes exchange-traded futures, foreign currency contracts, and credit default swaps. These instruments offer unique characteristics and risks that assist the Funds in meeting their investment objectives.

The Funds typically use derivatives in three ways: cash equitization, hedging, and return enhancement. Cash equitization is a technique that may be used by the Funds through the use of options and futures to earn “market-like” returns with the Funds’ excess and liquidity reserve cash balances. Hedging is used by the Funds to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in the Funds. By purchasing certain instruments, the Funds may more effectively achieve the desired portfolio characteristics that assist in meeting the Funds’ investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk, counterparty risk, interest rate risk and credit risk.

Investments in a derivative instrument could lose more than the principal amount invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in equity or fixed income securities, currencies or other investments. Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk, default risk, counterparty risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index.

The fair values of the Funds’ derivative instruments as shown on the Statements of Assets and Liabilities, categorized by risk exposure for the year ended August 31, 2014 were as follows:

	IAM SHARES Fund	Enhanced Small Cap Fund	Emerging Markets Fund
	Equity Contracts	Equity Contracts	Equity Contracts	Foreign Currency Contracts*

Asset Derivatives
Futures Contracts(1)	$94,411	$22,212	$55,157	$—
Foreign currency-related transactions	—	—	—	3,305,873

Liability Derivatives
Futures Contracts(1)	$—	$—	$—	$—
Foreign currency-related transactions	—	—	—	3,446,282

*	Includes only foreign currency exchange contracts.
(1)	Portfolio of Investments: Cumulative unrealized appreciation/depreciation of futures contracts. Only unsettled receivable/payable for variation margin is reported within Statement of Assets and Liabilities.

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The effects of derivative instruments on the Statements of Operations, for the year ended August 31, 2014 were as follows:

	Dynamic Small Cap Fund	IAM SHARES Fund	Enhanced Small Cap Fund	Emerging Markets Fund		International Stock Selection Fund	High Yield Bond Fund
	Equity Contracts	Equity Contracts	Equity Contracts	Equity Contracts	Foreign Currency Contracts*	Equity Contracts	Equity Contracts

Realized Gain (Loss)
Futures Contracts(2)	$(55,549)	$568,922	$49,893	$(620,343)	$—	$834,864	$(628)
Foreign currency-related transactions	—	—	—	—	195,528	—	—
Credit Default Swap Contracts	—	—	—	—	—	—	6,185

Change in Appreciation (Depreciation)
Futures Contracts(3)	$—	$64,004	$22,212	$489,526	$—	$—	$—
Foreign currency-related transactions	—	—	—	—	3,261,391	—	—
Credit Default Swap Contracts	—	—	—	—	—	—	—

*	Includes only forward foreign currency-related transactions.
(2)	Statement of Operations location: Net realized gain (loss) on: Futures contracts
(3)	Statement of Operations location: Net change in unrealized appreciation (depreciation) on: Futures contracts

For the year ended August 31, 2014, the Funds’ quarterly holdings of swap contracts were as follows:

Credit Default Swap Notional Amounts Outstanding
Quarter Ended	High Yield Bond Fund
November 30, 2013	—
February 28, 2014	3,000,000
May 31, 2014	—
August 31, 2014	—

For financial reporting purposes, the Funds’ do not offset derivative assets or liabilities, including those that may be subject to an enforceable Foreign Exchange Master Agreement that allows for net settlement between counterparties, on the Statements of Assets and Liabilities. The Master Foreign Exchange Netting or similar agreements are considered to be similar to master netting agreements as they generally allow for a net settlement of multiple contracts and transactions with a counterparty through one net payment in the event of default or termination of any one contract between the parties. The Master Foreign Exchange Netting are also considered to be an “enforceable master netting arrangement or similar” as mentioned in ASC 210-20-50-1. Although the Funds may have a contractual right of offset, the legal enforceability may vary based on the jurisdiction. The following tables set forth the Funds’ net exposure to derivative assets and liabilities available for offset and net of collateral at August 31, 2014:

Offsetting of Financial Assets and Derivative Assets
Emerging Markets Fund — Foreign Currency Exchange Contracts
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Assets presented in Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities Collateral Received(a)	Net Amount of Derivative Assets(b)
Barclays Bank PLC	530,950	0	530,950	309,668	221,282
BNP Paribas SA	30,297	0	30,297	30,297	0
Citibank N.A.	173,732	0	173,732	117,392	56,340
Deutsche Bank AG	433,034	0	433,034	433,034	0
JPMorgan Chase Bank NA	1,253,567	0	1,253,567	1,253,567	0
Royal Bank of Scotland PLC	839,812	0	839,812	252,170	587,642
Standard Chartered Bank	44,481	0	44,481	0	44,481

	$3,305,873	$0	3,305,873	$2,396,128	$909,745

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Offsetting of Financial Liabilities and Derivative Liabilities
Emerging Markets Fund — Foreign Currency Exchange Contracts
Counterparty	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Liabilities presented in Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities Collateral Pledged(a)	Net Amount of Derivative Liabilities(b)
Barclays Bank PLC	309,668	0	309,668	309,668	0
BNP Paribas SA	68,804	0	68,804	30,297	38,507
Citibank N.A.	117,392	0	117,392	117,392	0
Deutsche Bank AG	512,182	0	512,182	433,034	79,148
Goldman Sachs & Co.	234,988	0	234,988	0	234,988
JPMorgan Chase Bank NA	1,314,533	0	1,314,533	1,253,567	60,966
Royal Bank of Scotland PLC	252,170	0	252,170	252,170	0
Societe Generale	621,070	0	621,070	0	621,070
Toronto Dominion Bank	15,475	0	15,475	0	15,475

	$3,446,282	$0	$3,446,282	$2,396,128	$1,050,154

(a)	The actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from, or payable to, the counterparty in the event of default.

Foreign Currency Exchange Contracts

In connection with portfolio purchases and sales of securities denominated in a foreign currency, certain funds may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts (“contracts”). Additionally, from time to time these Funds may enter into contracts to hedge certain foreign currency-denominated assets. Contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any. Realized gains (losses) arising from such transactions are included in net realized gain (loss) from foreign currency-related transactions.

These Funds may engage in forward currency contracts to hedge against uncertainty in the level of future exchange rates or, to the extent permitted by the investment objective, restrictions and policies set forth in a Fund’s Prospectus and Statement of Additional Information, to effect investment transactions to generate returns consistent with the Funds’ investment objective and strategies. A forward contract involves an obligation to purchase or sell a specific currency. Forward currency contracts are subject to the risk that should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.

For the year ended August 31, 2014, the following Fund entered into forward foreign currency exchange contracts primarily for the strategy listed below:

Fund	Strategy
Emerging Markets Fund	Foreign currency exposure management

Futures Contracts

A futures contract is an agreement to buy or sell a security, or deliver a cash settlement, in connection with an interest rate, an index, currency or other asset. The risk of loss in trading futures contracts in some strategies is potentially unlimited. The entire amount invested in futures contracts could be lost. There also is no assurance that a liquid secondary market will exist for futures contracts and options in which a Fund may invest. Participation in the futures markets, as well as the use of various forward contracts, involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Fund’s predictions of movements in the direction of the securities, fixed income or currencies markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used.

Certain Funds are currently utilizing exchange-traded futures contracts. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Funds and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Funds are required to

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deposit with a broker an amount, termed the initial margin, which typically represents 5% of the purchase price indicated in the futures contract. Payments to and from the broker, known as the variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

For the year ended August 31, 2014, the following Funds entered into future contracts primarily for the strategies listed below:

Funds	Strategies
IAM SHARES Fund	Equitize cash and cash equivalents
Enhanced Small Cap Fund	Equitize cash
Emerging Markets Fund	Return enhancement, hedging and exposing cash reserves to markets
International Stock Selection Fund	Exposing cash reserves to markets

Credit Default Swaps

The High Yield Bond Fund may enter into credit default swaps. A credit default swap can refer to corporate issues, asset-backed securities or an index of assets, each known as the reference entity or underlying asset. The Fund may act as either the buyer or the seller of a credit default swap involving one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Depending upon the terms of the contract, the credit default swap may be closed via physical settlement. However, due to the possible or potential instability in the market, there is a risk that the Fund may be unable to deliver the underlying debt security to the other party to the agreement. Additionally, the Fund may not receive the expected amount under the swap agreement if the other party to the agreement defaults or becomes bankrupt. In an unhedged credit default swap, the Fund enters into a credit default swap without owning the underlying asset or debt issued by the reference entity. Credit default swaps allow the Fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets.

Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity and counterparty risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its upfront or periodic payments previously made and recover nothing should a credit event fail to occur and the swap is held to its termination date. As a seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund. The maximum potential amount the Fund may pay should a negative credit event take place is defined under the terms of the agreement.

If the creditworthiness of a Fund’s swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the Fund. To limit the counterparty risk involved in swap agreements, the Fund will only enter into swap agreements with counterparties that meet certain standards of creditworthiness. Although there can be no assurance that the Fund will be able to do so, the Fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. The Fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.

Index Swaps

The Emerging Markets Fund may enter into index swap agreements in order to efficiently participate in certain foreign markets. Pursuant to these agreements, the Fund pays the swap counterparties based on the notional amount an agreed upon rate (e.g., the 12-month USD LIBOR BBA rate). During the terms of the agreements, changes in the underlying values of the swaps are recorded as unrealized gain (loss) and are based on changes in the value of the underlying index or security. The underlying index or security is valued at the published daily closing price. Accrued interest expense to be paid to the swap counterparties or accrued interest income to be paid to the Fund, at the agreed upon dates, are recognized as unrealized gain (loss). Amounts paid to and received from the swap counterparties representing capital appreciation (depreciation) on the

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underlying securities and accrued interest expense and interest income are recorded as net realized gain (loss). The Fund is exposed to credit and counterparty risk in the event of non-performance by the swap counterparties. The Fund minimizes this risk by entering into agreements only with counterparties that the Funds’ investment adviser deems creditworthy. This risk is also mitigated by investing the portfolio in assets generating cash flows complementary to the returns it is required to pay. The Fund segregates certain short-term investments (identified in the accompanying Schedule of Investments) as collateral for the notional amount under the index swap agreements. As of August 31, 2014, the Emerging Markets Fund held no swap contracts and therefore held no cash collateral in connection with swap contracts purchased (sold).

Participation Notes

The Emerging Markets Fund may purchase participation notes, also known as participation certificates or participation interest notes. Participation notes are issued by banks or broker-dealers that are designed to replicate the performance of foreign companies or foreign securities markets and can be used by the Fund as an alternative means to access the securities market of a frontier emerging market country. The performance results of participation notes will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in participation notes involve certain risks in addition to those associated with a direct investment in the underlying foreign companies or foreign securities markets whose return they seek to replicate. There can be no assurance that there will be a trading market or that the trading price of a participation note will equal the underlying value of the foreign company or foreign securities market that it seeks to replicate. The Fund relies on the creditworthiness of the counterparty issuing the participation note and has no rights against the issuer of the underlying security. The Fund minimizes this risk by entering into agreements only with counterparties that the Funds’ investment adviser deems creditworthy. Due to liquidity and transfer restrictions, the secondary markets on which the participation notes are traded may be less liquid than the markets for other securities, or may be completely illiquid.

Investment in Foreign Securities

The investments by the Funds in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Investment in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation, repatriation, restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

Contractual Obligation/Indemnification

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Funds enter into contracts that contain a variety of representations and obligations, including general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

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3.	Investment Transactions

Securities

For the year ended August 31, 2014, purchases and sales of investment securities, excluding U.S. Government and agency obligations, short-term investments and derivative contracts aggregated to the following:

	Purchases	Sales

Dynamic Small Cap Fund	$40,841,741	$43,913,864
Clarion Real Estate Fund	18,219,541	13,992,183
IAM SHARES Fund	11,772,129	3,888,100
Enhanced Small Cap Fund	22,543,074	25,774,007
Emerging Markets Fund	809,645,299	1,396,969,676
International Stock Selection Fund	286,217,960	327,136,213
High Yield Bond Fund	74,088,769	81,259,704

Securities Lending

The Trust participates in a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets. Each Fund receives cash (U.S. currency), U.S. Government, U.S. Government agency obligations or foreign government securities as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral must be invested by State Street Bank and Trust Company, as the lending agent, in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded by a lending Fund along with the related obligation to return the collateral. As of August 31, 2014, all such cash collateral was invested in the State Street Navigator Securities Lending Prime Portfolio, a money market fund affiliated with the Funds’ investment adviser.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and the lending agent and is recorded as securities lending income for the Funds. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders’ fees, which are divided between the Fund and the lending agent and are recorded as security lending income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined at the close of business of the Funds, and any additional required collateral is delivered to the Funds the next day. Should the borrower of the securities fail financially, there is a risk of delay in recovery or loss of rights in the securities loaned or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing.

As of August 31, 2014, the non-cash collateral received for the securities on loan was as follows:

	Non-Cash Collateral Value	Non-Cash Collateral Holding

Dynamic Small Cap Fund	$55,656	Pool of U.S. Government Bonds
Clarion Real Estate Fund	$281,865	Pool of U.S. Government Bonds
IAM SHARES Fund	$131,569	Pool of U.S. Government Bonds
Emerging Markets Fund	$346,088	Pool of U.S. and Foreign Government Bonds

The Funds cannot repledge or sell non-cash collateral balances.

4.	Related Party Transactions, Fees and Expenses

Adviser and Affiliates

SSgA Funds Management, Inc. (the “Adviser”) manages the Funds pursuant to an Amended and Restated Investment Advisory Agreement dated April 11, 2012, between the Trust and the Adviser. The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. The Tuckerman Group, LLC served as the investment sub-adviser (through December 31, 2012) and CBRE Clarion Securities LLC currently serves as the sub-adviser (effective January 1, 2013) for the Clarion Real Estate Fund. The Adviser provides reporting, operational compliance and general oversight services with

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respect to the investment advisory services of the sub-adviser. The Adviser and other advisory affiliates of State Street Corporation make up State Street Global Advisors, the investment management arm of State Street Corporation and its affiliated companies. The Adviser directs the investments of the Funds in accordance with their investment objectives, policies, and limitations. For these services, each Fund pays a fee to the Adviser, calculated daily and paid monthly, at the following annual rates of their average daily net assets:

Funds	%
Dynamic Small Cap Fund	0.75
Clarion Real Estate Fund	0.65
IAM SHARES Fund	0.25
Enhanced Small Cap Fund	0.45
Emerging Markets Fund	0.75
International Stock Selection Fund	0.75
High Yield Bond Fund	0.30

Effective May 1, 2014, the Adviser is contractually obligated until December 31, 2015 to waive its management fee as follows:

SSgA Fund Name	Expense Limitation	Expiration Date
Dynamic Small Cap Fund	0.85%	December 31, 2015
Clarion Real Estate Fund	0.75%	December 31, 2015
IAM SHARES Fund	0.60%	December 31, 2015
Enhanced Small Cap Fund	0.50%	December 31, 2015
Emerging Markets Fund	1.00%	December 31, 2015
International Stock Selection Fund	0.75%	December 31, 2015
High Yield Bond Fund	0.50%	December 31, 2015

Prior to May 1, 2014, the Adviser was contractually obligated to waive its management fee as follows:

SSgA Fund Name	Expense Limitation
Dynamic Small Cap Fund	1.25%
Clarion Real Estate Fund	1.00%
IAM SHARES Fund	0.65%
Enhanced Small Cap Fund	0.75%
Emerging Markets Fund	1.25%
International Stock Selection Fund	1.00%
High Yield Bond Fund	0.75%

Prior to December 31, 2015, this agreement may not be terminated with respect to a Fund without the approval of the Board of Trustees. This agreement supersedes any prior voluntary waiver or reimbursement arrangements for the Funds specifically named above and may, at the Adviser’s option, continue after the dates designated above.

The total amount of waivers for the year ended August 31, 2014 is detailed in the following table. The Adviser does not have the ability to recover these amounts waived or reimbursed under this contractual agreement.

SSgA Fund Name	Amount Waived or Reimbursed

Dynamic Small Cap Fund	$137,039
Clarion Real Estate Fund	157,009
IAM SHARES Fund	—
Enhanced Small Cap Fund	170,993
Emerging Markets Fund	407,190
International Stock Selection Fund	748,249
High Yield Bond Fund	42,782

The Funds are permitted to invest their cash reserves (i.e., monies awaiting investment in portfolio securities suitable for the Funds’ objectives) in the SSgA Prime Money Market Fund (“Central Fund”) (a series of the Trust not presented herein). Shares of the Central Fund sold to and redeemed from any participating fund will not be subject to a redemption fee, distribution fee or service fee. If Central Fund shares sold to or redeemed from a participating fund are subject to any such distribution or service

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fee, the Adviser will waive its advisory fee for each participating fund in an amount that offsets the amount of such distribution and/or service fees incurred by the participating fund. Effective September 1, 2006, the Adviser has voluntarily agreed to waive a portion of any participating Fund’s advisory fee equal to the advisory fee paid by that participating Fund to the Central Fund. As of August 31, 2014, $8,870,257 or 0.16% of the Central Fund’s net assets represents investments by these Funds.

For the year ended August 31, 2014, the total advisory fees waived pursuant to the voluntary waiver agreement were as follows:

Amount Waived

Dynamic Small Cap Fund	$791
Clarion Real Estate Fund	559
IAM SHARES Fund	4,014
Enhanced Small Cap Fund	990
Emerging Markets Fund	4,577
International Stock Selection Fund	1,819
High Yield Bond Fund	8,448

Boston Financial Data Services, Inc. (“BFDS”) serves as the Funds’ transfer and dividend paying agent, pursuant to an agreement dated August 1, 2006, as amended. For these services, the Funds pay annual account services fees, activity based fees, charges related to compliance and regulatory services and a minimum fee of $200 for each Fund. BFDS is a joint venture of DST Systems, Inc., and State Street Corporation.

State Street Bank and Trust Company (“State Street”), a wholly-owned subsidiary of State Street Corporation, provides custody and fund accounting services to the Funds pursuant to an Amended and Restated Custodian Agreement dated April 11, 2013. For these services, the Funds pay State Street asset based fees that vary according to the number of positions and transactions plus out-of-pocket expenses.

In addition, the Funds have entered into arrangements with State Street whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Funds’ expenses. During the period, the Funds’ custodian fees were reduced by the following amounts under these arrangements:

Amount Paid

Dynamic Small Cap Fund	$1
Clarion Real Estate Fund	1
IAM SHARES Fund	2
Enhanced Small Cap Fund	1
Emerging Markets Fund	100
International Stock Selection Fund	5
High Yield Bond Fund	22

On December 26, 2012 the Adviser agreed to make a voluntary contribution of $43,032 to the Emerging Markets Fund and $1,184 to the International Stock Selection Fund in connection with a portfolio investment matter. As a result of the payment, the performance of each Fund for periods as of and after December 26, 2012, is expected to be impacted by the increase in the Fund’s NAV. If the voluntary payment had not been made, the total return for the period(s) indicated would have been lower.

A one-time voluntary payment of $89,037 was made by the Adviser on August 20, 2013 to the Dynamic Small Cap Fund. As a result of the payment, the performance of the Fund for periods as of and after August 20, 2013, is expected to be impacted by the increase in the Fund’s NAV. If the voluntary payment had not been made, the total return for the period(s) indicated would have been lower. This amount is included in the Statement of Changes.

On August 19, 2014, the Custodian made a contribution of $252,840 to the Emerging Markets Fund to correct a processing error. This amount is included in the Statement of Changes.

Securities Lending

State Street is authorized to act on behalf of the Trust as lending agent with respect to the lending of certain securities of the Trust held by State Street as custodian, pursuant to an amended and restated securities lending authorization agreement dated September 28, 2010. Proceeds collected by State Street on investment of cash collateral or any fee income is allocated at 85%

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payment to the fund, and 15% payable to State Street (after deduction of such other amounts payable to State Street under the terms of the securities lending agreement).

For the period September 1, 2013 through August 31, 2014, State Street earned securities lending agent fees as follows:

Agent Fees Earned

Dynamic Small Cap Fund	$3,290
Clarion Real Estate Fund	1,544
IAM SHARES Fund	4,934
Enhanced Small Cap Fund	—
Emerging Markets Fund	25,293
International Stock Selection Fund	40,587
High Yield Bond Fund	—

Transactions with Affiliates

Each Fund may invest in the SSgA Prime Money Market Fund, a series of the Trust. All income distributions earned by the Funds from affiliated money market funds are recorded as dividends from affiliated money market funds on the Statements of Operations. In addition, cash collateral from lending activities is invested in the State Street Navigator Securities Lending Prime Portfolio, a series of State Street Navigator Securities Lending Trust, for which SSgA FM also serves as the investment adviser.

Amounts related to investments in the SSgA Prime Money Market Fund and/or State Street Navigator Securities Lending Prime Portfolio at August 31, 2014 and for the period then ended are:

SSgA Prime Money Market Fund	Value at 8/31/2013	Purchased Cost	Purchased Shares	Sold Cost	Sold Shares	Value at 8/31/2014	Income

Dynamic Small Cap Fund	$72,340	$11,070,579	11,070,579	$10,887,870	10,887,870	$255,049	$74
Clarion Real Estate Fund	201,242	12,959,490	12,959,490	12,539,020	12,539,020	621,712	45
IAM SHARES Fund	4,615,850	13,682,196	13,682,196	15,365,640	15,365,640	2,932,406	512
Enhanced Small Cap Fund	66,713	9,606,250	9,606,250	9,153,640	9,153,640	519,323	112
Emerging Markets Fund	4,394,439	189,097,223	189,097,223	193,491,562	193,491,562	100	596
International Stock Selection Fund	1,033,154	37,360,909	37,360,909	37,578,176	37,578,176	815,887	133
High Yield Bond Fund	495,506	91,828,463	91,828,463	88,598,189	88,598,189	3,725,780	983

State Street Navigator Securities Lending Prime Portfolio	Value at 8/31/2013	Purchased Cost	Purchased Shares	Sold Cost	Sold Shares	Value at 8/31/2014	Income

Dynamic Small Cap Fund	$5,985,490	$25,144,447	25,144,447	$25,445,362	25,445,362	$5,684,575	$19,123
Clarion Real Estate Fund	2,616,284	80,299,753	80,299,753	79,119,230	79,119,230	3,796,807	8,635
IAM SHARES Fund	6,293,286	66,346,376	66,346,376	65,143,035	65,143,035	7,496,627	27,795
Emerging Markets Fund	67,817,030	159,438,054	159,438,054	207,936,216	207,936,216	19,318,868	143,104
International Stock Selection Fund	9,152,529	173,614,906	173,614,906	172,781,702	172,781,702	9,985,733	202,395

Administrator

State Street (the “Administrator”) serves as the Trust’s Administrator, pursuant to an administration agreement dated January 1, 2013 (the “Administration Agreement”). Under the Administration Agreement, the Administrator supervises certain administrative aspects of the Trust’s operations. The Trust pays the Administrator an annual fee, payable monthly on a pro rata basis. The annual fee is based on the following percentages of the average daily net assets of the Trust: $0 to $10 billion — 0.0175%; next $10 billion — 0.0125%; next $10 billion — 0.0075% and 0.0050% thereafter. In addition, the Trust pays additional fees to the Administrator for certain services and reimburses the Administrator for out-of-pocket expenses.

Distributor and Shareholder Servicing

State Street Global Markets, LLC (the “Distributor” or “SSGM”) promotes and offers shares of the Trust pursuant to an Amended and Restated Distribution Agreement dated April 11, 2012. The Distributor may enter into agreements with other related and

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non-related parties which act as agents to offer and sell shares of the Funds. The amounts paid to the Distributor are included in the accompanying Statements of Operations. The Distributor is a wholly-owned subsidiary of State Street Corporation.

The Trust has adopted a distribution plan pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act. Under the Plan, the Trust is authorized to make payments to the Distributor, or any shareholder servicing agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Trust and the servicing of investor accounts.

To compensate the Distributor for the services it provides and for the expenses it bears in connection with the distribution of shares of the Funds, each Fund may make payments from the assets attributable to certain classes of its shares to the Distributor under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan is a compensation plan that provides for payments at annual rates (based on average daily net assets) described below.

The Plan will continue in effect with respect to a class of shares of a Fund only if such continuance is specifically approved at least annually by a vote of both a majority of the Board of Trustees of the Trust and a majority of the Trustees of the Trust who are not “interested persons” of the Trust (the “Independent Trustees”) and have no direct or indirect financial interest in the operation of the Plan or in any agreements related thereto (the “Qualified Distribution Plan Trustees”). The Plan may not be amended to increase materially the amount of a Fund’s permitted expenses thereunder without the approval of a majority of the outstanding shares of the affected share class and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Distribution Plan Trustees. At the time of adoption, none of the Independent Trustees of the Trust had a direct or indirect financial interest in the operation of the Plan. The Plan calls for payments at an annual rate (based on average net assets) as follows:

Annual 12b-1 Fee

Class N	0.25%
Select Class	0.025%
Class A	0.25%
Class C	1.00%
Class I	0.00%
Class K	0.00%

Additionally, on April 14, 2014, the Board approved an Amended and Restated Distribution Agreement which includes the following limits on the amount of Rule 12b-1 fees the Distributor is reimbursed pursuant to the Plan:

12b-1 Fee Limit

Dynamic Small Cap Fund	0.25%
Clarion Real Estate Fund	0.25%
IAM SHARES Fund	0.05%
Enhanced Small Cap Fund	0.25%
Emerging Markets Fund	0.25%
International Stock Selection Fund	0.25%
High Yield Bond Fund	0.25%

The Plan may benefit the Funds by increasing sales of shares and reducing redemptions of shares, resulting potentially, for example, in economies of scale and more predictable flows of cash into and out of the Funds. Because Rule 12b-1 fees are paid out of a Fund’s assets, all shareholders share in that expense; however, because shareholders hold their shares through varying arrangements (for example, directly or through financial intermediaries), they may not share equally in the benefits of the Plan.

Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Funds, and/or provide certain administrative and account maintenance services to mutual fund shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, and insurance companies.

In some cases, a financial intermediary may hold its clients’ Fund shares in nominee or street name. Shareholder services provided by a financial intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semi-annual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders

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who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

The compensation paid by the Distributor to a financial intermediary may be paid continually over time, during the period when the intermediary’s clients hold investments in the Funds. The compensation to financial intermediaries includes networking fees and account-based fees. The amount of continuing compensation paid by the Distributor to different financial intermediaries varies.

Some portion of the Distributor’s payments to financial intermediaries will be made out of amounts received by the Distributor under the Funds’ Plans. In addition, certain of the Funds may reimburse the Distributor for payments the Distributor makes to financial intermediaries that provide certain recordkeeping, administrative and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Trustees and is reviewed by the Trustees periodically.

The Distributor and its affiliates (including SSgA FM), at their own expense and out of their own assets, may also provide other compensation to financial intermediaries in connection with sales of the Funds’ shares or the servicing of shareholders or shareholder accounts. Such compensation may include, but is not limited to, financial assistance to financial intermediaries in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other financial intermediary-sponsored special events. In some instances, this compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of the Funds’ shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the Financial Industry Regulatory Authority, Inc.

If payments to financial intermediaries by the distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial advisor and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Distributor and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

Because the Funds pay distribution, service and other fees for the sale of their shares and for services provided to shareholders out of the Funds’ assets on an ongoing basis, over time those fees will increase the cost of an investment in a Fund and may cost a shareholder more than paying other types of sales loads.

A Fund may pay distribution fees, service fees and other amounts described above at a time when shares of the Fund are not being actively promoted to new investors generally, or when shares of that Fund are unavailable for purchase.

Each Fund listed in the table below has a shareholder servicing agreement with State Street and the following entities related to State Street: SSGM, Fiduciary Investors Services Division of State Street (“Fiduciary Investors Services”) and High Net Worth Services Division of State Street (“High Net Worth Services”) (collectively, the “Agents”), as well as several unaffiliated services providers. For these services, each Class N pays 0.025% to State Street and a maximum of 0.175% to each of the affiliated Agents, based upon the average daily value of all Class N shares held by or for customers of these Agents. For the year ended August 31, 2014, each Class N paid the following shareholder servicing expenses to the Agents:

	State Street	SSGM

Dynamic Small Cap Fund	$688	$348
Clarion Real Estate Fund	877	117
IAM SHARES Fund	56,208	5
Enhanced Small Cap Fund	20	1
Emerging Markets Fund	15,029	4,182
International Stock Selection Fund	8,934	50
High Yield Bond Fund	3,923	206

The Fund(s) did not incur any expenses from Fiduciary Investors Services during the period.

104	Notes to Financial Statements

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Board of Trustees

Independent Trustees are compensated on a calendar year basis. Any Trustee who is deemed to be an “interested person” (as defined in the 1940 Act) of the Funds does not receive compensation from the Funds for his or her service as a Trustee.

As of January 24, 2014, each Independent Trustee receives for his or her services to the State Street Master Funds, State Street Institutional Investment Trust and SSgA Funds, a $141,500 annual base retainer in addition to $18,000 for each in-person meeting and $2,000 for each telephonic meeting from the Trust. The Trust pays a fixed allocation of $15,000 per Fund. The Co-Chairmen each receive an additional $44,000 annual retainer. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. As of the date of this Shareholder Report, the Trustees were not paid pension or retirement benefits as part of SSgA Funds’ expenses. However, the SSgA Funds have, pursuant to an exemptive order from the SEC, implemented an optional deferred compensation plan by which the Independent Trustees may defer receipt of compensation and receive a return on the deferred amount determined with reference to the performance of shares of specified SSgA Funds. As of the fiscal year ended August 31, 2014, none of the Independent Trustees participated in the optional deferred compensation program. The SSgA Funds’ officers are compensated by the Adviser and its affiliates.

Independent Trustees’ fees are allocated among the Trust, State Street Master Funds and State Street Institutional Investment Trust and each of their respective series in such a manner as deemed equitable, taking into consideration the relative net assets of the series.

Accrued fees payable to affiliates and trustees as of August 31, 2014 were as follows:

	Dynamic Small Cap Fund	Clarion Real Estate Fund	IAM SHARES Fund	Enhanced Small Cap Fund	Emerging Markets Fund	International Stock Selection Fund	High Yield Bond Fund

Advisory fees	$31,114	$57,083	$104,422	$24,828	$834,914	$500,033	$47,859
Administration fees	2,961	4,057	7,526	3,572	10,454	2,932	5,265
Custodian fees	1,105	2,465	3,586	5,545	140,979	18,523	4,345
Distribution fees	2,667	28,015	—	10,960	—	—	22,319
Shareholder servicing fees	2,335	7,604	10,941	4,256	13,596	49,176	33,503
Transfer agent fees	7,331	9,454	6,028	5,904	88,257	55,698	11,025
Trustees’ fees	172	179	229	174	501	286	195

	$47,705	$108,857	$132,732	$55,239	$1,088,701	$626,648	$124,511

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5.	Fund Share Transactions

	Year Ended August 31, 2014		Year Ended August 31, 2013
Dynamic Small Cap Fund	Shares	Dollars	Shares	Dollars

Class N
Proceeds from shares sold	321,133	$11,524,788	381,077	$11,794,409
Proceeds from reinvestment of distributions	3,894	141,238	4,147	101,363
Payments for shares redeemed	(418,552)	(14,441,436)	(57,127)	(1,668,608)

Net increase (decrease)	(93,525)	$(2,775,410)	328,097	$10,227,164

Class A*
Proceeds from shares sold	268	$10,000

Net increase (decrease)	268	$10,000

Class C*
Proceeds from shares sold	268	$10,000

Net increase (decrease)	268	$10,000

Class I*
Proceeds from shares sold	268	$10,000

Net increase (decrease)	268	$10,000

Class K*
Proceeds from shares sold	268	$10,000

Net increase (decrease)	268	$10,000

Net increase (decrease)	(92,453)	$(2,735,410)	328,097	$10,227,164

Clarion Real Estate Fund

Class N
Proceeds from shares sold	712,149	$10,230,602	475,045	$6,333,423
Proceeds from reinvestment of distributions	51,265	693,736	68,641	901,156
Payments for shares redeemed	(549,308)	(7,586,097)	(2,118,918)	(27,556,077)

Net increase (decrease)	214,106	$3,338,241	(1,575,232)	$(20,321,498)

Class A*
Proceeds from shares sold	6,618	$100,000

Net increase (decrease)	6,618	$100,000

Class C*
Proceeds from shares sold	6,618	$100,000

Net increase (decrease)	6,618	$100,000

Class I*
Proceeds from shares sold	6,618	$100,000

Net increase (decrease)	6,618	$100,000

Class K*
Proceeds from shares sold	6,618	$100,000

Net increase (decrease)	6,618	$100,000

Net increase (decrease)	240,578	$3,738,241	(1,575,232)	$(20,321,498)

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	Year Ended August 31, 2014		Year Ended August 31, 2013
IAM SHARES Fund	Shares	Dollars	Shares	Dollars

Class N
Proceeds from shares sold	356,050	$5,368,386	69,306	$825,598
Proceeds from reinvestment of distributions	271,379	3,796,967	292,149	3,332,502
Payments for shares redeemed	(272,866)	(4,092,941)	(49,455)	(576,752)

Net increase (decrease)	354,563	$5,072,412	312,000	$3,581,348

Enhanced Small Cap Fund
Class N
Proceeds from shares sold	287,118	$4,652,143	346,831	$4,548,861
Proceeds from reinvestment of distributions	36,301	585,011	24,582	283,672
Payments for shares redeemed	(501,931)	(8,218,756)	(693,058)	(9,104,656)

Net increase (decrease)	(178,512)	$(2,981,602)	(321,645)	$(4,272,123)

Class A*
Proceeds from shares sold	5,804	$100,000

Net increase (decrease)	5,804	$100,000

Class C*
Proceeds from shares sold	5,804	$100,000

Net increase (decrease)	5,804	$100,000

Class I*
Proceeds from shares sold	5,804	$100,000

Net increase (decrease)	5,804	$100,000

Class K*
Proceeds from shares sold	580	$10,000

Net increase (decrease)	580	$10,000

Net increase (decrease)	(160,520)	$(2,671,602)	(321,645)	$(4,272,123)

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Notes to Financial Statements, continued — August 31, 2014

	Year Ended August 31, 2014		Year Ended August 31, 2013
Emerging Markets Fund	Shares	Dollars	Shares	Dollars

Class N
Proceeds from shares sold	10,903,514	$198,700,280	15,103,762	$297,991,912
Proceeds from reinvestment of distributions	5,045,074	93,083,628	1,109,563	21,338,902
Payments for shares redeemed	(40,955,179)	(743,452,840)	(33,504,017)	(657,702,252)

Net increase (decrease)	(25,006,591)	(451,668,931)	(17,290,692)	(338,371,438)

Class A*
Proceeds from shares sold	535	$10,000

Net increase (decrease)	535	$10,000

Class C*
Proceeds from shares sold	5,353	$100,000

Net increase (decrease)	5,353	$100,000

Class I*
Proceeds from shares sold	535	$10,000

Net increase (decrease)	535	$10,000

Class K*
Proceeds from shares sold	535	$10,000

Net increase (decrease)	535	$10,000

Select Class
Proceeds from shares sold	4,204,315	83,742,567	821,369	16,663,954
Proceeds from reinvestment of distributions	961,567	17,755,377	218,027	4,215,053
Payments for shares redeemed	(7,267,953)	(128,627,003)	(13,638,000)	(271,504,287)

Net increase (decrease)	(2,102,071)	$(27,129,059)	(12,598,604)	$(250,625,280)

Net increase (decrease)	(27,101,704)	$(478,667,991)	(29,889,296)	$(588,996,718)

International Stock Selection Fund
Class N
Proceeds from shares sold	2,386,982	$26,345,285	3,864,898	$36,947,571
Proceeds from reinvestment of distributions	1,464,645	16,159,709	1,636,372	14,373,424
Payments for shares redeemed	(6,703,641)	(73,782,618)	(13,274,260)	(124,953,322)

Net increase (decrease)	(2,852,014)	$(31,277,624)	(7,772,990)	$(73,632,327)

Class A*
Proceeds from shares sold	867	$10,000

Net increase (decrease)	867	$10,000

Class C*
Proceeds from shares sold	8,666	$100,000

Net increase (decrease)	8,666	$100,000

Class I*
Proceeds from shares sold	867	$10,000

Net increase (decrease)	867	$10,000

Class K*
Proceeds from shares sold	867	$10,000

Net increase (decrease)	867	$10,000

Net increase (decrease)	(2,840,747)	$(31,147,624)	(7,772,990)	$(73,632,327)

108	Notes to Financial Statements

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Notes to Financial Statements, continued — August 31, 2014

	Year Ended August 31, 2014		Year Ended August 31, 2013
High Yield Bond Fund	Shares	Dollars	Shares	Dollars

Class N
Proceeds from shares sold	9,658,270	$80,713,840	12,331,867	$105,388,139
Proceeds from reinvestment of distributions	1,234,272	10,197,119	857,178	7,315,934
Payments for shares redeemed	(10,887,467)	(90,476,395)	(16,193,785)	(138,790,512)

Net increase (decrease)	5,075	$434,564	(3,004,740)	$(26,086,439)

Class A*
Proceeds from shares sold	1,189	$10,000

Net increase (decrease)	1,189	$10,000

Class C*
Proceeds from shares sold	11,891	$100,000

Net increase (decrease)	11,891	$100,000

Class I*
Proceeds from shares sold	1,189	$10,000

Net increase (decrease)	1,189	$10,000

Class K*
Proceeds from shares sold	1,189	$10,000

Net increase (decrease)	1,189	$10,000

Net increase (decrease)	20,533	$564,564	(3,004,740)	$(26,086,439)

*	For the period July 7, 2014 (commencement of operations) to August 31, 2014.

6.	Interfund Lending Program

The Funds participate in a joint lending and borrowing facility (the “Interfund Lending Program”). Funds of the Trust may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund’s fundamental investment limitations. The SSgA Money Market Fund will lend through the Interfund Lending Program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves. The Funds will borrow through the Interfund Lending Program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in additional borrowing costs. For the period ended August 31, 2014, the Funds did not utilize the Interfund Lending Program.

7.	Market, Credit and Counterparty Risk

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The value of securities held by each Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations (credit risk). Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Funds’ Statements of Assets and Liabilities.

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8.	Contingency Note

On November 1, 2010 a class action complaint was filed in Bankruptcy Court in the bankruptcy case of The Tribune Company (“Tribune”). The defendants in this action include mutual funds, individuals, institutional investors and others who owned shares in Tribune at the time of the 2007 leveraged buyout transaction (the “LBO”) and sold their shares for $34 per share in cash, including the SSgA IAM SHARES Fund. Thereafter, two additional and substantially similar class actions were filed and are pending in United States District Courts (with the Bankruptcy Court action, collectively referred to as the “Lawsuits”). The Lawsuits have been consolidated into a single Multidistrict Litigation action in federal court for pretrial proceedings. On September 23, 2013, the United States District Court dismissed one of the Lawsuits. On September 30, 2013 the plaintiffs appealed that dismissal. The Lawsuits seek to recover, for the benefit of Tribune’s bankruptcy estate or various creditors, payments to shareholders in the LBO. The Lawsuits allege that Tribune’s payment for those shares violated the rights of creditors, as set forth in the Bankruptcy Code’s and various states’ fraudulent transfer laws. However, the Lawsuits proceed on different legal theories: the Bankruptcy Court action pleads an intentionally fraudulent transfer; the District Court actions plead constructively fraudulent transfers. IAM SHARES Fund cannot predict the outcome of these proceedings or the effect, if any, on the IAM SHARES Fund’s net asset value.

110	Notes to Financial Statements

SSgA Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the SSgA Funds and Shareholders of the SSgA Dynamic Small Cap Fund, SSgA Clarion Real Estate Fund, SSgA IAM SHARES Fund, SSgA Enhanced Small Cap Fund, SSgA Emerging Markets Fund, SSgA International Stock Selection Fund and SSgA High Yield Bond Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SSgA Dynamic Small Cap Fund, SSgA Clarion Real Estate Fund, SSgA IAM SHARES Fund, SSgA Enhanced Small Cap Fund, SSgA Emerging Markets Fund, SSgA International Stock Selection Fund and SSgA High Yield Bond Fund (the “Funds”) (seven of the funds comprising the SSgA Funds) as of August 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 30, 2014

Report of Independent Registered Public Accounting Firm	111

SSgA Funds

Tax Information — August 31, 2014 (Unaudited)

Long term capital gains dividends of $2,904,812 were paid by the High Yield Bond Fund during the year ended August 31, 2014.

Long term capital gains dividends of $98,042,631 were paid by the Emerging Markets Fund during the year ended August 31, 2014.

The Funds designate dividends during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Dynamic Small Cap Fund	100.0%
Clarion Real Estate Fund	0.9%
IAM SHARES Fund	100.0%
Enhanced Small Cap Fund	100.0%
Emerging Markets Fund	0.0%
International Stock Selection Fund	0.0%
High Yield Bond Fund	0.0%

For the tax year ended August 31, 2014, the Funds hereby designate the following percentage of their net taxable income as qualified dividends taxed at individual net capital gain rates:

Dynamic Small Cap Fund	100.0%
Clarion Real Estate Fund	0.9%
IAM SHARES Fund	100.0%
Enhanced Small Cap Fund	100.0%
Emerging Markets Fund	87.3%
International Stock Selection Fund	87.3%
High Yield Bond Fund	0.0%

Form 1099-DIV mailed to you in January 2015 will show the tax status of all distributions paid to your account in calendar year 2014.

Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following amounts as foreign taxes paid and gross income earned from foreign sources in the taxable year ended August 31, 2014:

	Foreign Taxes Paid	Foreign Taxes Paid Per Share	Foreign Source Income	Foreign Source Income Per Share

Emerging Markets Fund	$4,731,340	$0.1379	$27,521,419	$0.8019
International Stock Selection Fund	553,814	0.0161	11,480,980	0.3345

Please consult a tax adviser for questions about federal or state income tax laws.

112	Tax Information

SSgA Funds

Basis for Approval of Investment Advisory Contracts (Unaudited)

Trustee Considerations in Approving Continuation of Investment Advisory and Sub-Advisory Agreements2

Overview of the Contract Review Process

Under the Investment Company Act of 1940, an investment advisory agreement between a mutual fund and its investment adviser or sub-adviser may continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of those trustees who are not “interested persons” of the fund (commonly referred to as, the “Independent Trustees”) cast in person at a meeting called for the purpose of considering such approval.

Consistent with these requirements, the Independent Trustees on the Board of Trustees (the “Board”) of the SSgA Funds (the “Trust”), met in Executive Sessions on March 20, 2014, April 14, 2014 and June 19, 2014 to consider a proposal to approve, with respect to each portfolio series of the Trust (each, a “Fund” and collectively, the “Funds”), the continuation of the investment advisory agreement and sub-advisory agreement, as applicable, with SSgA Funds Management, Inc. (the “Adviser”), and, for certain funds, CBRE Clarion Securities, LLC (the “Sub-Adviser”) (together, the “Advisory Agreements”). Prior to voting on the proposal, the Independent Trustees, as well as the Trustees who are “interested persons” of the Adviser, reviewed information furnished by the Adviser and Sub-Adviser and others reasonably necessary to permit the Board to evaluate the proposal fully. Such information included, among other things, the following:

Information about Performance, Expenses and Fees

•	A report prepared by an independent provider of investment company data, which includes for each Fund:

¡

Comparisons of the Fund’s performance over the past one-, three-, five- and ten-year periods ended March 31, 2014, as applicable, to the performance of an appropriate benchmark for the Fund and a universe of other mutual funds with similar investment objectives and policies;

¡	Comparisons of the Fund’s expense ratio (with detail of component expenses) to the expense ratios of a group of comparable mutual funds selected by the independent data provider;

¡	A chart showing the Fund’s historical average net assets relative to its total expenses, management fees, and non-management expenses over the past five years, as applicable; and

¡	Comparisons of the Fund’s contractual management fee to the contractual management fees of comparable mutual funds at different asset levels.

•	Comparative information concerning fees charged by the Adviser for managing institutional accounts using investment strategies and techniques similar to those used in managing the Funds; and

•	Profitability analyses for (a) the Adviser with respect to each Fund and (b) affiliates of the Adviser that provide services to the Funds (“Affiliated Service Providers”).

Information about Portfolio Management

•	Descriptions of the investment management services provided by the Adviser and Sub-Adviser, as applicable, including their investment strategies and processes;

2	Over the course of more than 20 years, the Independent Trustees have identified numerous relevant issues, factors and concerns (“issues, factors and concerns”) that they consider each year in connection with the proposed continuation of the advisory and sub-advisory agreements, the administration agreement, the distribution plans, the distribution agreement and various related-party service agreements (the “annual review process”). The statement of issues, factors and concerns and the related conclusions of the Independent Trustees may not change substantially from year to year. However, the information requested by, and provided to, the Independent Trustees with respect to the issues, factors and concerns and on which their conclusions are based is updated annually and, in some cases, may differ substantially from the previous year. The Independent Trustees schedule annually a separate in-person meeting that is dedicated to the annual review process (the “special meeting”). At the special meeting and throughout the annual review process, the Independent Trustees take a fresh look at each of the issues, factors and concerns in light of the latest available information and each year present one or more sets of comments and questions to management with respect to specific issues, factors and concerns. Management responds to such comments and questions to the satisfaction of the Independent Trustee before the annual review process is completed and prior to the Independent Trustees voting on proposals to approve continuation of the agreements and plans.

Basis for Approval of Investment Advisory Contracts	113

SSgA Funds

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

•

Information concerning the allocation of brokerage and the benefits received by the Adviser and Sub-Adviser, as applicable, as a result of brokerage allocation, including information concerning the acquisition of any research through “soft dollar” benefits received in connection with the Funds’ brokerage; and

•

Information regarding the procedures and processes used to value the assets of the Funds and the assistance provided to the administrator of the Funds by the Adviser in monitoring the effectiveness of such procedures and processes.

Information about the Adviser

•	Reports detailing the financial results and condition of the Sub-Adviser, and Adviser and its affiliates;

•	Descriptions of the qualifications, education and experience of the individual investment professionals responsible for managing the portfolios of the Funds;

•	A copy of each Code of Ethics adopted by the Adviser and Sub-Adviser, together with information relating to compliance with and the administration of such Codes;

•	A copy of the Adviser’s and Sub-Adviser’s proxy voting policies and procedures;

•

Information concerning the resources devoted by the Adviser to overseeing compliance by the Funds and their service providers, including the Adviser’s record of compliance with investment policies and restrictions and other operating policies of the Funds; and

•	A description of the business continuity and disaster recovery plans of the Adviser and Sub-Adviser.

Other Relevant Information

•

Information concerning the nature, quality and cost of various non-investment management services provided to the Funds by affiliates of the Adviser, including the custodian, administrator, fund accountant, transfer agent and securities lending agent of the Funds, and the role of the Adviser in managing the Funds’ relationship with these service providers;

•	Copies of the Advisory Agreements, Sub-Advisory Agreements and agreements with other service providers of the Funds;

•

Draft responses to letter dated February 23, 2014 from Joseph P. Barri, LLC (counsel to the Independent Trustees), and reviewed prior to such date by Independent Counsel, requesting specific information, from each of:

¡

The Adviser, with respect to its operations relating to the Funds and its approximate profit margins before taxes from such operations for the Funds’ last fiscal year; and the relevant operations of other affiliated service providers to the Funds, together with their approximate profit margins from such relevant operations for the Funds’ last fiscal year;

¡

State Street Bank and Trust Company (“State Street”), the administrator, custodian, transfer agent, securities lending agent, and shareholder services for the Funds, with respect to its operations relating to the Funds; and

¡

State Street Global Markets, LLC, the principal underwriter and distributor of the shares of the Funds (the “Distributor”), with respect to its operations relating to the Funds, together with the Funds’ related distribution plans and arrangements under SEC Rule 12b-1;

•

Information from the Adviser, State Street and the Distributor providing any material changes to the previous information supplied in response to the letter dated February 24, 2014 from Joseph P. Barri, LLC prior to the Executive Session of the Board on June 19, 2014.

•

Excerpts from the Funds’ most recent Prospectuses, statements of Additional Information and Annual Reports for the fiscal year ended August 31, 2013, including (i) the latest prospectus descriptions of each Fund’s investment objectives, strategies and authorized investment techniques and investments; and (ii) the latest Annual Shareholder Report for each Fund, including Portfolio Management Discussion of Performance, as prepared by its portfolio management team, together with a graphic comparison of the performance of each Fund with its benchmark index, for its fiscal year ended August 31, 2013;

•

Lipper materials dated March 2014, obtained by an Independent Trustee and circulated to the other Independent Trustees and to Independent Counsel, with respect to the Funds for which such materials were then available; and

114	Basis for Approval of Investment Advisory Contracts

SSgA Funds

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

•	A summary of the foregoing materials prepared by Independent Counsel.

In addition to the information identified above, the Board considered information provided from time to time by the Adviser, and other service providers of the Funds throughout the year at meetings of the Board and its committees. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of the Adviser relating to the performance of the Funds and the investment strategies used in pursuing each Fund’s investment objective.

The Independent Trustees were assisted throughout the contract review process by their independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to each Fund.

Results of the Process

Based on a consideration of the foregoing and such other information as deemed relevant, including the factors and conclusions described below, on June 19, 2014 the Board, including a majority of the Independent Trustees, voted to approve continuation of the Advisory Agreements and Sub-Advisory Agreement effective July 1, 2014, for an additional year with respect to all Funds.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory Agreement and Sub-Advisory Agreement, the Board evaluated the nature, extent and quality of services provided to each Fund by the Adviser and Sub-Adviser, as applicable.

The Board considered the Adviser’s and Sub-Adviser’s, as applicable, management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing particular markets, industries and specific issuers of securities in these markets and industries. The Board also considered the substantial expertise of the Adviser and Sub-Adviser, as applicable, in developing and applying proprietary quantitative models for managing various Funds that invest primarily in equity securities. With respect to those Funds that invest primarily in fixed-income securities, the Board considered the extensive experience and resources committed by the Adviser to the evaluation of credit, interest-rate and currency risks. With respect to those Funds that operate as money market mutual funds, the Board considered the Adviser’s success in maintaining the constant dollar value of each Fund through extraordinary market conditions. The Board also took into account the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Funds by senior management.

The Board reviewed the compliance programs of the Adviser, Sub-Adviser and various affiliated service providers. Among other things, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity, the allocation of investment opportunities and the voting of proxies. The Board also considered the role of the Adviser in monitoring each Fund’s securities lending activities.

On the basis of the foregoing and other relevant information, the Board concluded that the Adviser and Sub-Adviser, as applicable, can be expected to continue to provide, high quality investment management and related services for the Funds.

Fund Performance

The Board compared each Fund’s investment performance to the performance of an appropriate benchmark and universe of comparable mutual funds for various time periods ended March 31, 2014.

On the basis of the foregoing and other relevant information, the Board concluded that the performance of each operational Fund is satisfactory or better (a) by comparison to the performance of its peer group funds or (b) after considering steps taken by management to improve the performance of certain Funds.

Basis for Approval of Investment Advisory Contracts	115

SSgA Funds

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

Management Fees and Expenses

The Board reviewed the contractual investment advisory fee rates payable by each Fund and actual fees paid by each Fund, net of waivers. As part of its review, the Board considered each Fund’s management fee and total expense ratio (both before and after giving effect to any expense caps), as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered the comparability of the fees charged and the services provided to each Fund by the Adviser to the fees charged and services provided to other clients of the Adviser, including institutional accounts. In addition, the Board considered the willingness of the Adviser to provide undertakings from time to time to waive fees or pay expenses of various Funds to limit the total expenses borne by shareholders of such Funds. The Board also considered the fees that the Adviser pays to the Sub-Adviser for its services to the applicable Funds.

On the basis of the foregoing and other relevant information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the fees and the expense ratio of each Fund compare favorably to the fees and expenses of similar mutual funds and are reasonable in relation to the services provided.

Profitability

The Board reviewed the level of profits realized by the Adviser and its affiliates in providing investment advisory and other services to each Fund and to all Funds as a group. The Board considered other direct and indirect benefits received by the Adviser and the Affiliated Service Providers in connection with their relationships with the Funds, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Funds and other investment advisory clients, together with the ranges of profitability of each of the Affiliated Service Providers with respect to their services to the Funds.

The Board concluded that the profitability of the Adviser with respect to each of the Funds, and the profitability range of each of the Affiliated Service Providers with respect to its services to the Funds, were reasonable in relation to the services provided.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and each Fund and all Funds as a group, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific Fund or the Funds taken as a whole. The Board concluded that, in light of the current size of each Fund and all Funds as a group, the level of profitability of the Adviser and its affiliates with respect to each Fund and all Funds as a group over various time periods, and the comparatively low management fee and expense ratio of each Fund during these periods, it does not appear that the Adviser or its affiliates has realized benefits from economies of scale in managing the assets of the Funds to such an extent that previously agreed advisory fees should be reduced or that breakpoints in such fees should be implemented for any Fund at this time.

116	Basis for Approval of Investment Advisory Contracts

SSgA Funds

Shareholder Requests for Additional Information — August 31, 2014

The Funds have adopted the proxy voting policies of the Adviser. A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities are contained in the Funds’ Statement of Additional Information, which is available (i) without charge, upon request, by calling the Funds at (800) 647-7327, (ii) on the Funds’ website at www.ssgafunds.com, (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov, or (iv) at the U.S. Securities and Exchange Commission’s public reference room.

The Funds will file their complete schedules of investments with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. For the second and fourth quarters, the complete schedules of investments are available in the Funds’ semi-annual and annual financial statements. The Funds’ Form N-Q is available (i) without charge, upon request, by calling the Funds at (800) 647-7327, (ii) on the Funds’ website at www.ssgafunds.com, (iii) on the Securities and Exchange Commission’s website at www.sec.gov, or (iv) at the Securities and Exchange Commission’s public reference room.

Shareholder Meeting Results

Rule 30e-1 under the Investment Company Act of 1940, as amended, required registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Shareholders were asked to participate in a special meeting of shareholders on May 16, 2014 which was adjourned to June 13, 2014 and July 2, 2014 (the “Shareholder Meeting”). The final results of the Shareholder Meeting are reported in the following tables.

SSgA Clarion Real Estate Fund:

Proposal 3: To approve an Amended and Restated Rule 12b-1 Plan:

For	Against	Abstentions	Broker Non-Votes
1,607,077.209	126,685.337	78,279.836	502,826.097

Proposal 4.A-4.F: To approve an amendment to the Fund’s fundamental investment restriction with respect to:

Proposal 4.A — Concentrating investments in an industry:

For	Against	Abstentions	Broker Non-Votes
1,594,223.890	132,760.221	85,058.271	502,826.097

Proposal 4.B — Borrowing money and issuing senior securities:

For	Against	Abstentions	Broker Non-Votes
1,579,793.545	148,266.428	83,982.409	502,826.097

Proposal 4.C — Making loans:

For	Against	Abstentions	Broker Non-Votes
1,579,206.016	141,153.777	91,682.589	502,826.097

Proposal 4.D — Investment in commodities and commodity contracts:

For	Against	Abstentions	Broker Non-Votes
1,582,932.826	148,385.348	80,724.208	502,826.097

Proposal 4.E — Investment in real estate:

For	Against	Abstentions	Broker Non-Votes
1,602,288.803	129,113.298	80,640.281	502,826.097

Proposal 4.F — Participation in the underwriting of securities:

For	Against	Abstentions	Broker Non-Votes
1,594,249.493	136,098.233	81,694.656	502,826.097

Shareholder Requests for Additional Information	117

SSgA Funds

Shareholder Requests for Additional Information — August 31, 2014, continued

Proposal 4.G-4.I: To approve the elimination of the Fund’s fundamental investment restriction with respect to:

Proposal 4.G — Pledging mortgaging or hypothecating fund assets:

For	Against	Abstentions	Broker Non-Votes
1,554,875.018	174,315.264	82,852.100	502,826.097

Proposal 4.H — Purchasing or selling puts calls or investing in straddles spreads or any combination thereof:

For	Against	Abstentions	Broker Non-Votes
1,573,123.283	156,632.520	82,286.579	502,826.097

Proposal 4.I — Making short sales or purchasing securities on margin:

For	Against	Abstentions	Broker Non-Votes
1,556,755.028	173,093.775	82,193.579	502,826.097

SSgA Emerging Markets Fund — Class N:

Proposal 3: To approve an Amended and Restated Rule 12b-1 Plan:

For	Against	Abstentions	Broker Non-Votes
11,359,269.770	3,853,968.423	416,931.464	9,902,166.488

SSgA Emerging Markets Fund — Select Class:

Proposal 3: To approve an Amended and Restated Rule 12b-1 Plan:

For	Against	Abstentions	Broker Non-Votes
9,441,136.011	21,220.018	17,268.749	1,919,562.801

SSgA Emerging Markets Fund — All Classes

Proposal 4.A-4.F: To approve an amendment to the Fund’s fundamental investment restrictions with respect to:

Proposal 4.A — Concentrating investments in an industry:

For	Against	Abstentions	Broker Non-Votes
20,894,519.053	523,519.019	412,922.829	10,249,891.212

Proposal 4.B — Borrowing money and issuing senior securities:

For	Against	Abstentions	Broker Non-Votes
18,089,000.529	3,330,163.787	411,796.585	10,249,891.212

Proposal 4.C — Making loans:

For	Against	Abstentions	Broker Non-Votes
18,084,579.540	3,330,125.017	416,256.344	10,249,891.212

Proposal 4.D — Investment in commodities and commodity contracts:

For	Against	Abstentions	Broker Non-Votes
18,132,317.581	3,280,525.167	418,118.153	10,249,891.212

Proposal 4.E — Investment in real estate:

For	Against	Abstentions	Broker Non-Votes
18,200,986.108	3,222,789.779	407,185.014	10,249,891.212

118	Shareholder Requests for Additional Information

SSgA Funds

Shareholder Requests for Additional Information — August 31, 2014, continued

Proposal 4.F — Participation in the underwriting of securities:

For	Against	Abstentions	Broker Non-Votes
18,104,963.332	3,325,291.535	400,706.034	10,249,891.212

Proposal 4.G-4.J, 4.M: To approve the elimination of the Fund’s fundamental investment restriction with respect to:

Proposal 4.G — Pledging, mortgaging or hypothecating fund assets:

For	Against	Abstentions	Broker Non-Votes
18,038,086.464	3,381,730.993	411,143.444	10,249,891.212

Proposal 4.H — Purchasing or selling puts, calls or investing in straddles, spreads or any combination thereof:

For	Against	Abstentions	Broker Non-Votes
18,047,966.598	3,382,713.799	400,280.504	10,249,891.212

Proposal 4.I — Making short sales or purchasing securities on margin:

For	Against	Abstentions	Broker Non-Votes
18,036,869.957	3,396,316.287	397,774.657	10,249,891.212

Proposal 4.J — Diversification of investments:

For	Against	Abstentions	Broker Non-Votes
18,192,263.597	521,725.896	3,116,971.408	10,249,891.212

Proposal 4.M — Investments for control:

For	Against	Abstentions	Broker Non-Votes
18,137,250.107	3,288,294.329	405,416.465	10,249,891.212

Shareholder Requests for Additional Information	119

SSgA Funds

Disclosure of Information about Fund Trustees and Officers — August 31, 2014 (Unaudited)

The following table provides information with respect to each Trustee, including those Trustees who are not considered to be “interested” as that term is defined in the 1940 Act (the “Independent Trustees”), and officer of the Trust.

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Michael F. Holland Holland & Company, LLC 375 Park Avenue New York, NY 10152 YOB: 1944	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 1/14	Chairman, Holland & Company L.L.C. (investment adviser) (1995 – present).	55	Trustee and Co-Chairman, State Street Master Funds; Trustee and Co-Chairman, State Street Institutional Investment Trust; Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc.; Director, The Taiwan Fund, Inc.; Director, Reaves Utility Income Fund, Inc.; and Director, Blackstone/GSO Loan Funds.

Patrick J. Riley State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 1988	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to Present, Independent Director, State Street Global Advisers Ireland, Ltd. (investment company); 1998 to Present, Independent Director, SSgA Liquidity plc (formerly, SSgA Cash Management Fund plc); January 2009 to Present, Independent Director, SSgA Fixed Income plc; and January 2009 to Present, Independent Director, SSgA Qualified Funds PLC.	55	Trustee and Co-Chairman, State Street Master Funds; Trustee and Co-Chairman, State Street Institutional Investment Trust; Board Director and Chairman, SPDR Europe 1PLC Board (2011 – Present); Board Director and Chairman, SPDR Europe II, PLC (2013 – Present).

William L. Boyan State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1937	Trustee and Co-Chairman of the Valuation Committee	Term: Indefinite Elected: 1/14	President and Chief Operations Officer, John Hancock Financial Services (1959 – 1999). Mr. Boyan retired in 1999. Chairman Emeritus, Children’s Hospital, Boston, MA (1984 – 2011); Former Trustee of Old Mutual South Africa Master Trust (investments) (1995 – 2008); Former Chairman, Boston Plan For Excellence, Boston Public Schools (1995 – 2010); Member of Advisory Board of Florida Atlantic University Lifelong Learning Society.	55	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust; Former Trustee of Old Mutual South Africa Master Trust; Trustee, Children’s Hospital, Boston, MA.

120	Disclosure of Information about Fund Trustees and Officers

SSgA Funds

Disclosure of Information about Fund Trustees and Officers, continued — August 31, 2014 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES (continued)
William L. Marshall State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1942	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 1988	April 2011 to Present, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Financial Planners Association; Director, SPCA of Bucks County, PA; and the Ann Silverman Community Clinic of Doylestown, PA.	55	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust; Director, Marshall Financial Group, Inc.

Richard D. Shirk State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1945	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee	Term: Indefinite Elected: 1988	March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare); 1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation); September 2002 to Present, Lead Director and Board Member, Amerigroup Corp. (managed health care); 1999 to Present, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and 2003 to 2009, Trustee, Gettysburg College.	55	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust; Board member, AeroCare Holdings (privately held healthcare services company) (February 2003 – Present); Board member, Regenesis Biomedical (health care services) (April 2012 – Present).

Rina K. Spence State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 1/14	President of SpenceCare International LLC (international healthcare consulting) (1999 – present); Chief Executive Officer, IEmily.com (health internet company) (2000 – 2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998 – 1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 – 1998); President and CEO Emerson Hospital (1984 – 1994); Trustee, Eastern Enterprise (utilities) (1988 – 2000).	55	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust; Director, Berkshire Life Insurance Company of America (1993 – 2009); Director, IEmily.com, Inc. (2000 – 2010); and Trustee, National Osteoporosis Foundation (2005 – 2008).

Disclosure of Information about Fund Trustees and Officers	121

SSgA Funds

Disclosure of Information about Fund Trustees and Officers, continued — August 31, 2014 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES (continued)
Bruce D. Taber State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1943	Trustee and Co-Chairman of the Valuation Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 1991	1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); Until December 2008, Independent Director, SSgA Cash Management Fund plc; Until December 2008, Independent Director, State Street Global Advisers Ireland, Ltd. (investment companies); and Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	55	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust.

Douglas T. Williams State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1940	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 1/14	President, Oakmonst Homeowners Association; President, Mariner Sands Chapel; Executive Vice President and member of Executive Committee, Chase Manhattan Bank (1987 – 1999); President, Boston Stock Exchange Depository Trust Company, 1981 – 1982.	55	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust; Treasurer, Nantucket Educational Trust, (2002 – 2007).
INTERESTED TRUSTEES(1)
Scott F. Powers State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1959	Trustee	Term: Indefinite Elected Trustee: 2013	May 2008 to Present, President and Chief Executive Officer of State Street Global Advisors; 2001 – 2008, Chief Executive Officer of Old Mutual Asset Management; Board of Directors, United Way of Massachusetts Bay; Board of Directors of Middlesex School; Incorporator, Cardigan Mountain School	55	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust.
James E. Ross SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1965	Trustee	Term: Indefinite Elected Trustee: 1/14	Chairman and Director, SSgA Funds Management, Inc. (2012 – present); President, SSgA Funds Management, Inc. (2005 – 2012); Executive Vice President and Senior Managing Director, State Street Global Advisors (2006 – present); and Principal, State Street Global Advisors (2006 – present).	250	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust; Trustee, SPDR Series Trust; Trustee, SPDR Index Shares Funds; Trustee, Select Sector SPDR Trust; Trustee, SSgA Active ETF Trust; and Trustee, SSgA Master Trust.

(1)	Mr. Powers and Mr. Ross are Interested Trustees because of their employment by SSgA Funds Management, Inc., an affiliate of the Trust.

122	Disclosure of Information about Fund Trustees and Officers

SSgA Funds

Disclosure of Information about Fund Trustees and Officers, continued — August 31, 2014 (Unaudited)

The following lists SSgA Funds’ principal officers, mailing addresses and ages, positions with SSgA Funds and length of time served, and present and principal occupations.

Name, Address, and Year of Birth	Position(s) Held With Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS:
Ellen M. Needham SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1967	President	Term: Indefinite Elected: 10/12	President and Director, SSgA Funds Management, Inc. (June 2012 – present); Chief Operating Officer, SSgA Funds Management, Inc. (May 2010 – June 2012); Senior Managing Director, SSgA Funds Management, Inc. (1992 – 2012) and Senior Managing Director, State Street Global Advisors (1992 – present).*

Ann M. Carpenter SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1966	Vice President	Term: Indefinite Elected: 10/12	Chief Operating Officer, SSgA Funds Management, Inc. (April 2014 – present); Vice President, State Street Global Advisors and SSgA Fund Management, Inc. (2005 – present).*

Laura F. Dell State Street Bank and Trust Company 4 Copley Place, 5th floor Boston, MA 02116 YOB: 1964	Treasurer	Term: Indefinite Elected: 1/13	Vice President, State Street Bank and Trust Company (2002 – present).*

Brian Harris State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1973	Chief Compliance Officer	Term: Indefinite Elected: 11/13	Vice President, State Street Global Advisors and SSgA Funds Management, Inc. (June 2013 – Present); Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (September 2010 to May 2013); Director of Compliance, AARP Financial Inc. (July 2008 to August 2010).

David K. James State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 YOB: 1970	Secretary and Chief Legal Officer	Term: Indefinite Elected: 4/13	Vice President and Managing Counsel, State Street Bank and Trust Company (2009 – present); Vice President and Counsel, PNC Global Investment Servicing (US), Inc. (2006 – 2009).

*	Served in various capacities and/or with various affiliated entities during noted time period.

Disclosure of Information about Fund Trustees and Officers	123

SSgA Funds

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

(800) 647-7327

Trustees

William L. Boyan

Michael F. Holland

William L. Marshall

Scott F. Powers

Patrick J. Riley

James E. Ross

Richard D. Shirk

Rina K. Spence

Bruce D. Taber

Douglas T. Williams

Officers

Ellen M. Needham, President and Principal Executive Officer

Laura F. Dell, Treasurer and Principal Accounting Officer

Ann M. Carpenter, Vice President

Brian Harris, Chief Compliance Officer

David James, Secretary and Chief Legal Officer

Kristin M. Schantz, Assistant Secretary

Chad C. Hallett, Assistant Treasurer

Caroline Connolly, Assistant Treasurer

Investment Adviser

SSgA Funds Management, Inc.

State Street Financial Center,

One Lincoln Street

Boston, Massachusetts 02111-2900

Custodian and Office of Shareholder Inquiries

State Street Bank and Trust Company

1776 Heritage Drive

North Quincy, Massachusetts 02171

Transfer and Dividend Paying Agent

Boston Financial Data Services, Inc.

Two Heritage Drive

North Quincy, Massachusetts 02171

Distributor

State Street Global Markets, LLC

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

Administrator

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

Legal Counsel (Effective May 1, 2014)

Ropes & Gray LLP

800 Boylston Street

Boston, Massachusetts 02199

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, Massachusetts 02116

Distributor:    State Street Global Markets, LLC, member FINRA, SIPC, a wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. The SSgA Funds pay State Street Bank and Trust Company for its services as administrator, custodian, transfer agent and shareholder servicing agent and pays SSgA Funds Management, Inc. for investment advisory services.

This information must be preceded or accompanied by a current prospectus or summary prospectus. Read the prospectus carefully before you invest or send money.

124	Fund Management and Service Providers

IBG-13107	SSGACOMBFDAR

MONEY MARKET FUNDS

Money Market Fund

U.S. Government Money Market Fund

Annual Report

August 31, 2014

SSgA Funds

Money Market Funds

Annual Report

August 31, 2014

“SSgA” is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Funds and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objectives and operations of the Funds, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information, visit www.ssgafunds.com. Investment in the Funds poses investment risks, including the possible loss of principal. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

This page has been intentionally left blank.

SSgA Funds

Letter from the President of SSgA Funds Management, Inc.

Dear Shareholder:

We are pleased to provide you with the August 31, 2014, Annual Report for the SSgA Money Market Funds. On July 23, 2014, the SEC adopted amendments to the governing rules for money market funds. The amendments require that, following a two-year implementation timeframe, institutional prime and institutional tax exempt money market funds adopt a floating net asset value. The rule changes also allow for certain liquidity-based redemption fees and gates, and include enhanced requirements for disclosures and stress testing.

Our leadership position in the cash management space allows us to be nimble enough to find new solutions for institutional clients as we assess the impact of the regulations on all aspects of the products. State Street Global Advisors is well positioned across the cash management spectrum and we will continue to reassess our cash solutions offerings during the two-year implementation timeframe. We look forward to collaborating on the best course to take in order to adapt to these new reforms.

We hope that you find the enclosed information useful and thank you for the confidence that you have placed in the SSgA Funds.

Sincerely,

Ellen M. Needham

President

SSgA Funds

President’s Letter	3

This page has been intentionally left blank.

SSgA

Money Market Fund

Shareholder Expense Example — August 31, 2014 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administration fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2014 to August 31, 2014.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
March 1, 2014	$1,000.00	$1,000.00
Ending Account Value
August 31, 2014	$1,000.00	$1,024.19
Expenses Paid During Period*	$1.01	$1.02

*	Expenses are equal to the Fund’s annualized expense ratio of 0.20% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived, reimbursed and/or other credits. Without the waiver, reimbursement and/or other credits, expenses would have been higher.

Money Market Fund	5

SSgA

Money Market Fund

Schedule of Investments — August 31, 2014

	Principal Amount ($) or Shares	Rate % (#)	Date of Maturity	Value $
Asset Backed Commercial Paper - 1.5%
Kells Funding LLC (a) (amortized cost $49,997,861)	50,000,000	0.220	09/08/14	49,997,861

Certificates of Deposit - 46.3%
Bank of America NA	32,000,000	0.230	01/23/15	32,000,000
Bank of Montreal	25,000,000	0.160	10/14/14	25,000,000
Bank of Montreal	20,000,000	0.170	11/03/14	20,000,000
Bank of Montreal	25,000,000	0.180	11/12/14	25,000,000
Bank of Montreal (next reset date 09/18/14) (b)	40,000,000	0.275	02/13/15	40,000,000
Bank of Nova Scotia (next reset date 09/08/14) (b)	55,000,000	0.269	02/04/15	55,000,000
Bank of Nova Scotia (next reset date 09/10/14) (b)	35,000,000	0.227	05/08/15	35,000,000
Bank of Tokyo - Mitsubishi	35,000,000	0.200	10/29/14	35,000,000
Bank of Tokyo - Mitsubishi	50,000,000	0.210	11/14/14	50,000,000
Barclays Bank (next reset date 09/09/14) (b)	100,000,000	0.377	09/09/14	100,000,000
Barclays Bank (next reset date 09/08/14) (b)	55,000,000	0.379	10/03/14	55,000,000
BNP Paribas	50,000,000	0.230	11/04/14	50,000,000
Citibank NA	75,000,000	0.230	01/26/15	75,000,000
Commonwealth Bank of Australia	50,000,000	0.210	11/14/14	50,000,000
Credit Suisse	25,000,000	0.250	10/10/14	25,000,000
Credit Suisse	45,000,000	0.240	11/03/14	45,000,000
Credit Suisse	50,000,000	0.280	11/03/14	50,000,000
Deutsche Bank AG	75,000,000	0.310	11/26/14	75,000,000
ING Bank NV	40,000,000	0.310	02/27/15	40,000,000
ING Bank NV	40,000,000	0.320	03/02/15	40,000,000
Rabobank Nederland NV	60,000,000	0.210	09/11/14	60,000,000
Rabobank Nederland NV	27,000,000	0.210	01/08/15	27,000,000
Royal Bank of Canada (next reset date 09/22/14) (b)	11,000,000	0.226	05/20/15	11,000,000
Skandinaviska Enskilda Banken AB (next reset date 09/03/14) (b)	61,000,000	0.256	10/03/14	61,000,000
Sumitomo Mitsui Banking Corp.	25,000,000	0.200	11/12/14	25,000,000
Svenska Handelsbanken AB	50,000,000	0.170	10/01/14	50,000,000
Toronto Dominion Bank	50,000,000	0.150	09/02/14	50,000,000
Toronto Dominion Bank	50,000,000	0.200	01/13/15	50,000,000
Toronto Dominion Bank	50,000,000	0.200	01/15/15	50,000,000
UBS AG	35,000,000	0.210	11/17/14	35,000,000
UBS AG (next reset date 09/10/14) (b)	105,000,000	0.257	10/14/14	105,000,000
Wells Fargo Bank NA	100,000,000	0.210	09/03/14	100,000,000
Westpac Banking Corp. (next reset date 09/16/14) (b)	10,000,000	0.225	01/16/15	10,000,000
Westpac Banking Corp. (next reset date 09/16/14) (b)	20,000,000	0.225	03/16/15	20,001,136
Westpac Banking Corp. (next reset date 10/24/14) (b)	15,000,000	0.243	04/24/15	15,000,000

Total Certificates of Deposit (amortized cost $1,591,001,136)				1,591,001,136

Financial Company Commercial Paper - 16.4%
BNP Paribas	50,000,000	0.300	01/06/15	49,947,083
Caisse des Depots et Consignations (a)	50,000,000	0.170	09/17/14	49,996,222
Caisse des Depots et Consignations (a)	50,000,000	0.175	09/25/14	49,994,167
DBS Bank Ltd. (c)	20,000,000	0.230	01/22/15	19,981,728
DnB Bank ASA (c)	50,000,000	0.215	01/20/15	49,957,896
General Electric Capital Corp.	10,000,000	0.230	02/04/15	9,990,033
Nordea Bank AB (c)	50,000,000	0.190	09/17/14	49,995,778

6	Money Market Fund

SSgA

Money Market Fund

Schedule of Investments, continued — August 31, 2014

	Principal Amount ($) or Shares	Rate % (#)	Date of Maturity	Value $
Nordea Bank AB (c)	75,000,000	0.200	01/22/15	74,940,416
Societe Generale	5,000,000	0.240	10/31/14	4,998,000
Standard Chartered Bank (c)	50,000,000	0.180	11/07/14	49,983,250
Sumitomo Mitsui Banking Corp. (c)	25,000,000	0.220	10/02/14	24,995,264
Svenska Handelsbanken AB (c)	25,000,000	0.205	01/26/15	24,979,073
Svenska Handelsbanken AB (c)	25,000,000	0.215	01/26/15	24,978,052
Swedbank AB	20,000,000	0.230	01/08/15	19,983,517
Swedbank AB	25,000,000	0.230	02/06/15	24,974,764
Toyota Motor Credit Corp.	14,000,000	0.200	01/08/15	13,989,967
Westpac Banking Corp. (next reset date 09/15/14) (b)(c)	20,000,000	0.226	01/13/15	20,000,000

Total Financial Company Commercial Paper (amortized cost $563,685,210)				563,685,210

Other Notes - 8.3%
Bank of America NA	32,000,000	0.200	09/16/14	32,000,000
JPMorgan Chase Bank NA (next reset date 09/08/14) (b)	44,500,000	0.351	09/04/15	44,500,000
JPMorgan Chase Bank NA (next reset date 10/22/14) (b)	30,000,000	0.352	09/22/15	30,000,000
Natixis	69,317,000	0.060	09/02/14	69,317,000
Royal Bank of Canada (next reset date 10/07/14) (a)(b)	25,000,000	0.282	09/04/15	25,000,000
Svenska Handelsbanken AB (next reset date 09/29/14) (b)(c)	25,000,000	0.305	02/27/15	25,000,000
Wells Fargo Bank NA (next reset date 09/10/14) (b)	25,000,000	0.280	09/10/15	25,000,000
Wells Fargo Bank NA (next reset date 09/22/14) (b)	33,000,000	0.326	09/18/15	33,000,000

Total Other Notes (amortized cost $283,817,000)				283,817,000

Total Investments - 72.5% (amortized cost $2,488,501,207)				2,488,501,207

Repurchase Agreements - 27.5%
Government Agency Repurchase Agreements - 5.1%
Agreement with Barclays Capital, Inc. and The Bank of New York Mellon Corp. (Tri-Party) of $75,000,000 dated August 29, 2014 at 0.050% to be repurchased at $75,000,521 on September 3, 2014, collateralized by: $194,613,986 par various United States Government Mortgage Agency Obligations valued at $76,500,001.				75,000,000
Agreement with Barclays Capital, Inc. and The Bank of New York Mellon Corp. (Tri-Party) of $100,000,000 dated August 29, 2014 at 0.050% to be repurchased at $100,000,556 on September 2, 2014, collateralized by: $101,761,091 par various United States Government Mortgage Agency Obligations valued at $102,000,620.				100,000,000

Total Government Agency Repurchase Agreements (identified cost $175,000,000)				175,000,000

Treasury Repurchase Agreements - 19.6%
Agreement with Citigroup Global Markets, Inc. and The Bank of New York Mellon Corp. (Tri-Party) of $25,000,000 dated August 29, 2014 at 0.630% to be repurchased at $25,001,313 on September 1, 2014, collateralized by: $30,706,447 par various United States Government Treasury Obligations valued at $25,500,000.				25,000,000

Money Market Fund	7

SSgA

Money Market Fund

Schedule of Investments, continued — August 31, 2014

Value $
Agreement with Federal Reserve Bank and The Bank of New York Mellon Corp. (Tri-Party) of $650,000,000 dated August 29, 2014 at 0.050% to be repurchased at $650,003,611 on September 2, 2014, collateralized by: $500,588,300 par various United States Government Treasury Obligations valued at $650,003,651.	650,000,000

Total Treasury Repurchase Agreements (identified cost $675,000,000)	675,000,000

Other Repurchase Agreements - 2.8%
Agreement with Credit Suisse Securities (USA) LLC and JP Morgan Chase & Co. (Tri-Party) of $20,000,000 dated August 29, 2014 at 0.320% to be repurchased at $20,000,711 on September 2, 2014, collateralized by: $218,594 par various Common Stocks or Exchange Traded Funds valued at $21,601,459.	20,000,000
Agreement with Goldman Sachs & Co. and The Bank of New York Mellon Corp. (Tri-Party) of $25,000,000 dated August 29, 2014 at 0.400% to be repurchased at $25,000,833 on September 1, 2014, collateralized by: $22,134,528 par various Common Stocks or Exchange Traded Funds and Federal Home Loan Mortgage Corp. valued at $26,192,445.	25,000,000
Agreement with Goldman Sachs & Co. and The Bank of New York Mellon Corp. (Tri-Party) of $25,000,000 dated August 29, 2014 at 0.460% to be repurchased at $25,000,958 on September 1, 2014, collateralized by: $16,403,464 par various Common Stocks or Exchange Traded Funds and Federal Home Loan Mortgage Corp. valued at $26,192,467.	25,000,000
Agreement with JPM Chase and JP Morgan Chase & Co. (Tri-Party) of $25,000,000 August 29, 2014 at 0.357% to be repurchased at $25,006,942 on September 26, 2014, collateralized by: $24,256,537 par various Corporate Bonds valued at $26,963,816.	25,000,000

Total Other Repurchase Agreements (identified cost $95,000,000)	95,000,000

Total Repurchase Agreements (identified cost $945,000,000)	945,000,000

Total Investments and Repurchase Agreements - 100.0% (d) (cost $3,433,501,207) (e)	3,433,501,207

Other Assets and Liabilities, Net - 0.0% (f)	(421,062)

Net Assets - 100.0%	3,433,080,145

Footnotes:

#	For purposes of this report, for non-interest bearing Commercial Paper and Discount Notes, the discount rate at purchase is used to populate the coupon rate column.
(a)	Security exempt from registration under Rule 144A. These securities, which represent 5.10% of net assets as of August 31, 2014, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying notes which are an integral part of the financial statements.

8	Money Market Fund

SSgA

Money Market Fund

Schedule of Investments, continued — August 31, 2014

(b)	Adjustable or floating rate security. Rate shown reflects rate in effect at period end.
(c)	Rule 144A, Section 4(2) or other security, which is restricted to resale to institutional investors. The Portfolio’s investment manager has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent $364,811,457 or 10.63% of net assets as of August 31, 2014.
(d)	Unless otherwise indicated, the values of securities of the Fund are determined based on Level 2 inputs (Note 2).
(e)	The identified cost for Federal income tax purposes
(f)	Less than 0.05% of net assets

Presentation of Portfolio Holdings — August 31, 2014

Categories	% of Net Assets

Asset Backed Commercial Paper	1.5
Certificates of Deposit	46.3
Financial Company Commercial Paper	16.4
Other Notes	8.3
Repurchase Agreements	27.5

Total Investments and Repurchase Agreements	100.0
Other Assets and Liabilities, Net	(—	)*

	100.0

*	Less than 0.05% of net assets.

See accompanying notes which are an integral part of the financial statements.

Money Market Fund	9

SSgA

U.S. Government Money Market Fund

Shareholder Expense Example — August 31, 2014 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administration fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2014 to August 31, 2014.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
March 1, 2014	$1,000.00	$1,000.00
Ending Account Value
August 31, 2014	$1,000.00	$1,024.80
Expenses Paid During Period*	$0.40	$0.41

*	Expenses are equal to the Fund’s annualized expense ratio of 0.08% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived, reimbursed and/or other credits. Without the waiver, reimbursement and/or other credits, expenses would have been higher.

10	U.S. Government Money Market Fund

SSgA

U.S. Government Money Market Fund

Schedule of Investments — August 31, 2014

	Principal Amount ($) or Shares	Rate % (#)	Date of Maturity	Value $
Government Agency Debt - 58.2%
Federal Farm Credit Bank	3,000,000	0.080	10/28/14	2,999,620
Federal Farm Credit Bank	20,000,000	0.100	01/15/15	19,992,444
Federal Farm Credit Bank (next reset date 09/04/14) (a)	38,750,000	0.101	03/04/15	38,748,933
Federal Home Loan Bank	49,750,000	0.072	09/03/14	49,749,801
Federal Home Loan Bank	55,000,000	0.098	09/05/14	54,999,401
Federal Home Loan Bank	25,000,000	0.077	09/10/14	24,999,519
Federal Home Loan Bank	27,000,000	0.085	09/17/14	26,998,980
Federal Home Loan Bank	20,000,000	0.090	09/26/14	19,998,750
Federal Home Loan Bank	3,000,000	0.080	10/15/14	2,999,707
Federal Home Loan Bank	17,000,000	0.080	10/17/14	16,998,262
Federal Home Loan Bank	71,000,000	0.080	10/24/14	70,991,638
Federal Home Loan Bank	14,000,000	0.086	10/28/14	13,999,861
Federal Home Loan Bank	24,000,000	0.086	10/30/14	23,999,365
Federal Home Loan Bank	73,000,000	0.100	12/17/14	72,978,303
Federal Home Loan Bank	31,000,000	0.100	12/24/14	30,990,183
Federal Home Loan Bank	16,000,000	0.095	01/07/15	15,994,596
Federal Home Loan Bank	62,000,000	0.098	01/07/15	61,978,396
Federal Home Loan Bank (next reset date 09/22/14) (a)	59,000,000	0.101	01/20/15	59,000,000
Federal Home Loan Bank (next reset date 09/22/14) (a)	83,000,000	0.101	01/20/15	82,998,418
Federal Home Loan Bank	20,000,000	0.100	01/30/15	19,991,611
Federal Home Loan Bank	24,800,000	0.100	01/30/15	24,789,598
Federal Home Loan Bank	27,000,000	0.092	02/06/15	26,989,098
Federal Home Loan Bank	97,000,000	0.100	02/06/15	96,957,428
Federal Home Loan Bank	10,000,000	0.100	02/11/15	9,995,472
Federal Home Loan Bank	44,900,000	0.100	02/13/15	44,879,421
Federal Home Loan Bank	45,750,000	0.098	02/18/15	45,728,828
Federal Home Loan Bank	60,750,000	0.105	02/25/15	60,718,638
Federal Home Loan Bank (next reset date 09/18/14) (a)	57,000,000	0.116	03/18/15	57,000,798
Federal Home Loan Mortgage Corp.	34,000,000	0.060	09/11/14	33,999,433
Federal Home Loan Mortgage Corp.	49,000,000	0.100	10/03/14	48,995,645
Federal Home Loan Mortgage Corp.	8,900,000	0.078	10/14/14	8,899,176
Federal Home Loan Mortgage Corp.	49,500,000	0.080	11/28/14	49,490,320
Federal Home Loan Mortgage Corp.	19,000,000	0.090	01/05/15	18,994,015
Federal Home Loan Mortgage Corp.	9,000,000	0.095	01/12/15	8,996,841
Federal Home Loan Mortgage Corp.	28,000,000	0.850	01/12/15	27,991,207
Federal Home Loan Mortgage Corp.	35,000,000	0.095	01/13/15	34,987,624
Federal Home Loan Mortgage Corp.	6,000,000	0.085	01/16/15	5,998,059
Federal Home Loan Mortgage Corp.	43,000,000	0.090	01/22/15	42,984,627
Federal Home Loan Mortgage Corp.	37,000,000	0.090	01/23/15	36,986,680
Federal Home Loan Mortgage Corp.	24,750,000	0.095	01/26/15	24,740,399
Federal Home Loan Mortgage Corp.	12,000,000	0.090	02/02/15	11,995,380
Federal Home Loan Mortgage Corp.	40,000,000	0.090	02/03/15	39,984,500
Federal Home Loan Mortgage Corp.	39,000,000	0.085	02/04/15	38,985,635
Federal Home Loan Mortgage Corp.	40,000,000	0.100	02/10/15	39,982,000
Federal National Mortgage Assoc.	61,000,000	0.065	09/02/14	60,999,890
Federal National Mortgage Assoc.	46,000,000	0.060	09/04/14	45,999,770
Federal National Mortgage Assoc.	40,000,000	0.065	09/10/14	39,999,350
Federal National Mortgage Assoc.	17,000,000	0.137	09/11/14	17,000,194
Federal National Mortgage Assoc.	20,000,000	0.065	09/15/14	19,999,495
Federal National Mortgage Assoc.	40,000,000	0.090	09/17/14	39,998,400
Federal National Mortgage Assoc.	53,000,000	0.065	09/22/14	52,997,990

U.S. Government Money Market Fund	11

SSgA

U.S. Government Money Market Fund

Schedule of Investments, continued — August 31, 2014

	Principal Amount ($) or Shares	Rate % (#)	Date of Maturity	Value $
Federal National Mortgage Assoc.	32,500,000	0.060	10/01/14	32,498,375
Federal National Mortgage Assoc.	60,000,000	0.060	10/06/14	59,996,500
Federal National Mortgage Assoc.	75,000,000	0.070	10/14/14	74,993,729
Federal National Mortgage Assoc.	77,000,000	0.080	11/17/14	76,986,825
Federal National Mortgage Assoc.	24,000,000	0.080	11/26/14	23,995,413
Federal National Mortgage Assoc.	13,000,000	0.080	12/03/14	12,997,313
Federal National Mortgage Assoc.	10,000,000	0.100	12/10/14	9,997,222
Federal National Mortgage Assoc.	36,000,000	0.085	01/07/15	35,989,120
Federal National Mortgage Assoc.	46,000,000	0.095	01/14/15	45,983,612
Federal National Mortgage Assoc.	35,000,000	0.095	01/21/15	34,986,885
Federal National Mortgage Assoc.	12,000,000	0.090	02/02/15	11,995,380
Federal National Mortgage Assoc.	49,000,000	0.095	02/02/15	48,980,087
Federal National Mortgage Assoc.	20,000,000	0.090	02/03/15	19,992,250
Federal National Mortgage Assoc.	35,000,000	0.095	02/04/15	34,985,592
Federal National Mortgage Assoc.	38,000,000	0.092	02/11/15	37,984,257
Federal National Mortgage Assoc.	10,000,000	0.093	02/11/15	9,995,789
Federal National Mortgage Assoc. (next reset date 09/29/14) (a)	10,000,000	0.125	02/27/15	10,001,245

Total Government Agency Debt (amortized cost $2,411,833,293)				2,411,833,293

Treasury Debt - 0.5%
U.S. Treasury Note (next reset date 09/01/14) (a)
(amortized cost $18,993,187)	19,000,000	0.075	01/31/16	18,993,187

Total Investments - 58.7% (amortized cost $2,430,826,480)				2,430,826,480

Repurchase Agreements - 39.2%
Government Agency Repurchase Agreements - 11.6%
Agreement with Barclays Capital, Inc. and The Bank of New York Mellon Corp. (Tri-Party) of $100,000,000 dated August 29, 2014 at 0.050% to be repurchased at $100,000,556 on September 2, 2014, collateralized by: $100,863,158 par various United States Government Mortgage Agency Obligations valued at $102,000,982.				100,000,000
Agreement with BNP Paribas and The Bank of New York Mellon Corp. (Tri-Party) of $136,000,000 dated August 29, 2014 at 0.060% to be repurchased at $136,000,907 on September 2, 2014, collateralized by: $133,450,000 par various United States Government Mortgage Agency Obligations valued at $138,720,810.				136,000,000
Agreement with Citigroup Global Markets, Inc. and The Bank of New York Mellon Corp. (Tri-Party) of $65,000,000 dated August 29, 2014 at 0.050% to be repurchased at $65,000,361 on September 2, 2014, collateralized by: $60,178,400 par various United States Government Mortgage Agency Obligations valued at $66,300,095.				65,000,000
Agreement with Societe Generale and The Bank of New York Mellon Corp. (Tri-Party) of $180,000,000 dated August 29, 2014 at 0.050% to be repurchased at $180,001,000 on September 2, 2014, collateralized by: $161,505,000 par various United States Government Mortgage Agency Obligations valued at $183,600,852.				180,000,000

Total Government Agency Repurchase Agreements (identified cost $481,000,000)				481,000,000

12	U.S. Government Money Market Fund

SSgA

U.S. Government Money Market Fund

Schedule of Investments, continued — August 31, 2014

Value $
Treasury Repurchase Agreements - 27.6%
Agreement with Barclays Capital, Inc. and The Bank of New York Mellon Corp. (Tri-Party) of $100,000,000 dated August 29, 2014 at 0.050% to be repurchased at $100,000,556 on September 2, 2014, collateralized by: $90,851,300 par various United States Government Treasury Obligations valued at $102,000,053.	100,000,000
Agreement with Calyon Financial, Inc. and The Bank of New York Mellon Corp. (Tri-Party) of $180,000,000 dated August 29, 2014 at 0.050% to be repurchased at $180,001,000 on September 2, 2014, collateralized by: $165,891,200 par various United States Government Treasury Obligations valued at $183,600,047.	180,000,000
Agreement with Credit Suisse Securities (USA) LLC and JP Morgan Chase & Co. (Tri-Party) of $50,000,000 dated August 29, 2014 at 0.050% to be repurchased at $50,000,278 on September 2, 2014, collateralized by: $43,819,000 par various United States Government Treasury Obligations valued at $51,000,630.	50,000,000
Agreement with Deutsche Bank AG and The Bank of New York Mellon Corp. (Tri-Party) of $100,000,000 dated August 29, 2014 at 0.060% to be repurchased at $100,000,833 on September 3, 2014, collateralized by: $103,263,000 par various United States Government Treasury Obligations valued at $102,000,015.	100,000,000
Agreement with Deutsche Bank AG and The Bank of New York Mellon Corp. (Tri-Party) of $84,000,000 dated August 29, 2014 at 0.050% to be repurchased at $84,000,467 on September 2, 2014, collateralized by: $67,739,700 par various United States Government Treasury Obligations valued at $85,680,015.	84,000,000
Agreement with HSBC Securities USA, Inc. and JP Morgan Chase & Co. (Tri-Party) of $250,000,000 dated August 29, 2014 at 0.040% to be repurchased at $250,001,667 on September 4, 2014, collateralized by: $277,640,111 par various United States Government Treasury Obligations valued at $255,002,008.	250,000,000
Agreement with Merrill Lynch and The Bank of New York Mellon Corp. (Tri-Party) of $107,000,000 dated August 29, 2014 at 0.050% to be repurchased at $107,000,594 on September 2, 2014, collateralized by: $112,915,500 par various United States Government Treasury Obligations valued at $109,140,020.	107,000,000
Agreement with Merrill Lynch and The Bank of New York Mellon Corp. (Tri-Party) of $90,022,000 dated August 29, 2014 at 0.020% to be repurchased at $90,022,200 on September 2, 2014, collateralized by: $91,446,600 par various United States Government Treasury Obligations valued at $91,822,494.	90,022,000

U.S. Government Money Market Fund	13

SSgA

U.S. Government Money Market Fund

Schedule of Investments, continued — August 31, 2014

Value $
Agreement with RBC Capital Markets and The Bank of New York Mellon Corp. (Tri-Party) of $180,000,000 dated August 29, 2014 at 0.040% to be repurchased at $180,000,800 on September 2, 2014, collateralized by: $168,409,000 par various United States Government Treasury Obligations valued at $183,600,020.	180,000,000

Total Treasury Repurchase Agreements (identified cost $1,141,022,000)	1,141,022,000

Total Repurchase Agreements (identified cost $1,622,022,000)	1,622,022,000

Total Investments and Repurchase Agreements - 97.9% (b) (cost $4,052,848,480) (c)	4,052,848,480

Other Assets and Liabilities, Net - 2.1%	88,667,020

Net Assets - 100.0%	4,141,515,500

Footnotes:

#	For purposes of this report, for non-interest bearing Commercial Paper and Discount Notes, the discount rate at purchase is used to populate the coupon rate column.
(a)	Adjustable or floating rate security. Rate shown reflects rate in effect at year end.
(b)	Unless otherwise indicated, the values of securities of the Fund are determined based on Level 2 inputs (Note 2).
(c)	The identified cost for Federal income tax purposes

Presentation of Portfolio Holdings — August 31, 2014

Categories	% of Net Assets

Government Agency Debt	58.2
Treasury Debt	0.5
Repurchase Agreements	39.2

Total Investments and Repurchase Agreements	97.9
Other Assets and Liabilities, Net	2.1

100.0

See accompanying notes which are an integral part of the financial statements.

14	U.S. Government Money Market Fund

SSgA

Money Market Funds

Statements of Assets and Liabilities — August 31, 2014

	Money Market Fund	U.S. Government Money Market Fund

Assets
Investments, at identified cost	$2,488,501,207	$2,430,826,480
Investments at amortized cost which approximates value	2,488,501,207	2,430,826,480
Repurchase agreements at cost which approximates value	945,000,000	1,622,022,000
Cash	118	89,138,632
Receivables:
Dividends and interest	600,751	41,998
Fund shares sold	165,711	18,220
From adviser	979,963	1,912,814
Prepaid expenses	52,212	46,477

Total assets	3,435,299,962	4,144,006,621

Liabilities
Payables:
Fund shares redeemed	78,913	220,563
Accrued fees to affiliates and trustees	2,097,939	2,242,300
Other accrued expenses	42,965	28,258

Total liabilities	2,219,817	2,491,121

Net Assets	$3,433,080,145	$4,141,515,500

Net Assets Consist of:
Undistributed net investment income	$—	$—
Accumulated net realized gain (loss)	20,072	(9,120)
Paid in capital	3,433,060,073	4,141,524,620

Net Assets	$3,433,080,145	$4,141,515,500

Net Asset Value, offering and redemption price per share:
Net asset value per share: (a)	$1.00	$1.00
Net assets	$3,433,080,145	$4,141,515,500
Shares outstanding ($0.001 par value)	3,433,080,511	4,141,608,043

(a) Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Statements of Assets and Liabilities	15

SSgA

Money Market Funds

Statements of Operations — For the Year Ended August 31, 2014

	Money Market Fund	U.S. Government Money Market Fund

Investment Income
Interest	$8,150,903	$2,944,599

Total investment income	8,150,903	2,944,599

Expenses
Advisory fees	10,504,355	9,817,406
Administration fees	511,867	499,111
Custodian fees	558,623	615,785
Distribution fees	1,397,664	1,185,349
Transfer agent fees	85,500	65,402
Professional fees	101,682	105,819
Registration fees	26,611	23,235
Shareholder servicing fees	1,871,927	1,787,175
Trustees’ fees	102,296	95,972
Insurance fees	140,784	82,487
Printing fees	118,398	37,905
Miscellaneous	65,622	57,392

Expenses before reductions	15,485,329	14,373,038
Expense reductions	(7,370,175)	(11,428,439)

Net expenses	8,115,154	2,944,599

Net investment income (loss)	35,749	—

Net Realized Gain (Loss)
Net realized gain (loss) on investments	27,394	(3,338)

Net Increase (Decrease) in Net Assets from Operations	$63,143	$(3,338)

See accompanying notes which are an integral part of the financial statements.

16	Statements of Operations

SSgA

Money Market Funds

Statements of Changes in Net Assets

	Money Market Fund		U.S. Government Money Market Fund
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$35,749	$249,990	$—	$—
Net realized gain (loss)	27,394	100,997	(3,338)	—

Net increase (decrease) in net assets from operations	63,143	350,987	(3,338)	—

Distributions
From net investment income	(230,129)	(249,990)	(4,051)	—
From net realized gains	(106,465)	—	(3,148)	—

Net decrease in net assets from distributions	(336,594)	(249,990)	(7,199)	—

Share Transactions
Net increase (decrease) in net assets from share transactions	(2,067,415,581)	(55,557,347)	(202,559,003)	300,667,820

Net Increase (Decrease) in Net Assets	(2,067,689,032)	(55,456,350)	(202,569,540)	300,667,820

Net Assets
Beginning of year	5,500,769,177	5,556,225,527	4,344,085,040	4,043,417,220

End of year	$3,433,080,145	$5,500,769,177	$4,141,515,500	$4,344,085,040

Undistributed net investment income included in net assets	$—	$190,893	$—	$285

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets	17

SSgA

Money Market Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below.

	$ Net Asset Value, Beginning of Year	$ Net Investment Income (Loss)(a)(b)		$ Net Realized and Unrealized Gain (Loss)		$ Total from Investment Operations		$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain
Money Market Fund
August 31, 2014	1.0000	—	(c)	—	(c)	—	(c)	(0.0001)	—	(c)
August 31, 2013	1.0000	0.0001		—	(c)	0.0001		(0.0001)	—
August 31, 2012	1.0000	0.0001		—	(c)	0.0001		(0.0001)	—
August 31, 2011	1.0000	0.0001		—	(c)	0.0001		(0.0001)	—
August 31, 2010	1.0000	0.0002		—	(c)	0.0002		(0.0002)	—
U.S. Government Money Market Fund
August 31, 2014	1.0000	—		—	(c)	—	(c)	— (c)	—	(c)
August 31, 2013	1.0000	—		—		—		—	—
August 31, 2012	1.0000	—	(c)	—	(c)	—	(c)	— (c)	—
August 31, 2011	1.0000	—		—		—		—	—
August 31, 2010	1.0000	—	(c)	—		—	(c)	— (c)	—

(a)	Average daily shares outstanding were used for this calculation.
(b)	Reflects amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(c)	Less than $0.0001 per share.
(d)	Less than 0.005% of average net assets.
(e)	Less than 0.005%.

See accompanying notes which are an integral part of the financial statements.

18	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Year	% Total Return		$ Net Assets, End of Year (000)	% Ratio of Expenses to Average Net Assets, Net(b)	% Ratio of Expenses to Average Net Assets, Gross	% Ratio of Net Investment Income to Average Net Assets(b)

(0.0001)	1.0000	0.01		3,433,080	0.19	0.37	—	(d)
(0.0001)	1.0000	0.01		5,500,769	0.25	0.38	0.01
(0.0001)	1.0000	0.01		5,556,226	0.29	0.39	0.01
(0.0001)	1.0000	0.01		6,635,185	0.31	0.38	0.01
(0.0002)	1.0000	0.02		7,019,663	0.32	0.39	0.02

— (c)	1.0000	—	(e)	4,141,516	0.08	0.37	—
—	1.0000	—		4,344,085	0.13	0.39	—
— (c)	1.0000	—	(e)	4,043,417	0.10	0.39	—	(d)
—	1.0000	—		4,469,541	0.16	0.39	—
— (c)	1.0000	—		3,491,968	0.20	0.37	—	(d)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	19

SSgA

Money Market Funds

Notes to Financial Statements — August 31, 2014

1.	Organization

The SSgA Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and was organized as a business trust under the laws of the Commonwealth of Massachusetts on October 3, 1987 and operates under a Second Amended and Restated Master Trust Agreement, dated May 15, 2012 (the “Agreement”).

The Trust consists of the series and classes, all of which have the same rights and privileges, including the same voting rights, as listed in the table below. Each series is authorized to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value. The following table details the Trust’s effective series and related classes of shares. Only those funds (the “Funds”) which appear on the front cover are included in this Shareholder Report, the other funds are included in separate Shareholder Reports.

Fund	Classes	Commencement of Operations:

SSgA Money Market Fund	Class N	May 2, 1998
SSgA U.S. Government Money Market Fund	Class N	March 1, 1991
SSgA Prime Money Market Fund	Class N	February 22, 1994
SSgA U.S. Treasury Money Market Fund	Class N	December 1, 1993
SSgA High Yield Bond Fund	Class N Class A Class C Class I Class K	May 4, 1998 July 7, 2014 July 7, 2014 July 7, 2014 July 7, 2014
SSgA Enhanced Small Cap Fund	Class N Class A Class C Class I Class K	March 22, 2005 July 7, 2014 July 7, 2014 July 7, 2014 July 7, 2014
SSgA Dynamic Small Cap Fund	Class N Class A Class C Class I Class K	July 1, 1992 July 7, 2014 July 7, 2014 July 7, 2014 July 7, 2014
SSgA IAM SHARES Fund	Class N	June 2, 1999
SSgA Clarion Real Estate Fund	Class N Class A Class C Class I Class K	April 29, 1998 July 7, 2014 July 7, 2014 July 7, 2014 July 7, 2014
SSgA S&P 500 Index Fund	Class N	December 30, 1992
SSgA Emerging Markets Fund	Class N Select Class[1] Class A Class C Class I Class K	March 1, 1994 November 28, 2005 July 7, 2014 July 7, 2014 July 7, 2014 July 7, 2014

[1]

Select Class shares of the SSgA Emerging Markets Fund may not be purchased by individuals directly, but must be purchased through a third party financial institution which is permitted by contract with the Trust or State Street Global Markets, LLC to offer shares (“Select Intermediaries”). Select Intermediaries are advisors, securities brokers, banks and financial institutions or other industry professionals or organizations that have entered into a shareholder servicing agreement with the State Street Global Markets, LLC with respect to investments of its accounts in the Select Class.

20	Notes to Financial Statements

SSgA

Money Market Funds

Notes to Financial Statements, continued — August 31, 2014

1.	Organization — (continued)

Fund	Classes	Commencement of Operations:
SSgA International Stock Selection Fund	Class N Class A Class C Class I Class K	March 7, 1995 July 7, 2014 July 7, 2014 July 7, 2014 July 7, 2014

The SSgA Money Market Fund, SSgA U.S. Treasury Money Market Fund, SSgA Prime Money Market Fund and SSgA U.S. Government Money Market Fund are each considered to be money market funds pursuant to Rule 2a-7 under the 1940 Act (the “Money Market Funds”). It is the policy of the Money Market Funds to maintain a stable net asset value per share of $1.00. However, there is no assurance the Money Market Funds will be able to maintain a stable net asset value per share.

An investment in the Money Market Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Funds seek to preserve the value of shareholders’ investment at $1.00 per share, it is possible to lose money by investing in the Money Market Funds.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

Recent Regulatory Action

In June 2014, the FASB issued guidance to improve the financial reporting of repurchase agreements and other similar repurchase financing transactions. The guidance will require expanded disclosure for entities that enter into repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

On July 23, 2014, the SEC adopted amendments to the governing rules for money market funds. The amendments require that, following a two-year implementation timeframe, institutional prime and institutional tax exempt money market funds adopt a floating net asset value. The rule changes also allow for certain liquidity-based redemption fees and gate, and include enhanced requirements for disclosure and stress testing. The degree to which a money market fund will be impacted by the rule amendments will depend upon the type of fund and type of investors (retail or institutional). At this time, management is evaluating the implications of these amendments and their impact to the Funds’ financial statements and accompanying notes.

2.	Significant Accounting Policies

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Security Valuation

As permitted in accordance with Rule 2a-7 of the 1940 Act, each Fund values portfolio investments using the amortized cost method which approximates fair market value. Under this method, each portfolio instrument is initially valued at cost, and thereafter assumes a constant accretion/amortization to maturity date or next reset date of any discount or premium.

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a “fair value” hierarchy that prioritizes inputs to valuation methods and requires a separate disclosure of the fair value hierarchy, for each major category of assets and liabilities that segregates fair value measurements into levels (Level 1, 2, and 3). In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The inputs or

Notes to Financial Statements	21

SSgA

Money Market Funds

Notes to Financial Statements, continued — August 31, 2014

methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1 — Inputs using quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

•

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are nonactive, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair market value of investments.

The following is a summary of the inputs used, as of August 31, 2014, in valuing the Portfolios’ assets carried at fair value:

	Investments in Securities
Valuation Inputs	Money Market Fund	U.S. Government Money Market Fund
Level 1 — Quoted Prices	$-	$-
Level 2 — Other Significant Observable Inputs	3,433,501,207	4,052,848,480
Level 3 — Significant Unobservable Inputs	-	-

Total Investments	$3,433,501,207	$4,052,848,480

The type of inputs used to value each security under the provisions surrounding fair value measurement and disclosures is identified in each Schedule of Investments, which also includes a breakdown of the Portfolios’ investments by category.

The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Short-term instruments purchased by the Funds and maturing within 60 days of the time of purchase are valued at “amortized cost” unless the Board or persons acting at their direction determines that amortized cost does not represent fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy. Transfers between fair value hierarchy levels are recognized at the end of the year.

As of the year ended August 31, 2014, there were no transfers between levels.

Securities Transactions

Securities transactions are recorded on a trade date basis, which in most instances is the same as the settlement date. Realized gains and losses from securities transactions, if any, are recorded on the basis of identified cost which is the same basis used for federal income taxes.

Investment Income

Interest income is recorded daily on an accrual basis and includes amortization of premium and accretion of discount on investments. Premium is amortized and discount is accreted using the straight line method. Distributions received on securities that represent a return on capital or capital gains are recorded as a reduction on cost of investments and/or as a realized gain.

22	Notes to Financial Statements

SSgA

Money Market Funds

Notes to Financial Statements, continued — August 31, 2014

Federal Income Taxes

Since the Trust is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

It is each Fund’s intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986 as amended (the “Code”). This requires each Fund to distribute an amount sufficient to avoid any excise tax under Section 4982 of the Code. Therefore, for the year ended August 31, 2014, the Funds paid no federal income taxes and no federal income tax provision was required for the Funds.

Each Fund files a U.S. tax return. At August 31, 2014, the Funds had recorded no liabilities for unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ended August 31, 2011 through August 31, 2013, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds may have net tax basis capital loss carryforwards which may be applied against any realized short-term or long-term taxable gains in each succeeding year until they are utilized. At August 31, 2014, the Funds had no net tax basis capital loss carryforwards.

During the year ended August 31, 2014, $2,635 of capital loss carryforward was utilized for U.S. Government Money Market Fund.

For the year ended August 31, 2014, the Funds’ components of distributable earnings and tax composition of distributions for federal income tax purposes were as follows:

	Money Market Fund	U.S. Government Money Market Fund

Components of Distributable Earnings:
Undistributed Ordinary Income	$20,072	$—
Post October Loss Deferrals	$—	$(9,120)

Tax Composition of Distributions:
Ordinary Income	$336,594	$7,199

Dividends and Distributions to Shareholders

The Funds declare and record dividends on net investment income daily and pay them monthly. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains. Each Fund may periodically make reclassifications among certain of its capital accounts without impacting net asset value for differences between federal tax regulations and U.S. GAAP.

The amount and character of income and gains to be distributed are determined in accordance with federal income tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes. These differences relate primarily to capital loss carryforwards.

Expenses

Most expenses can be directly attributed to a Fund. Expenses of the Trust which cannot be directly attributed to a Fund are allocated among all funds of the Trust based principally on their relative average net assets.

Notes to Financial Statements	23

SSgA

Money Market Funds

Notes to Financial Statements, continued — August 31, 2014

Repurchase Agreements

The Funds may enter into repurchase agreements under the terms of a Master Repurchase Agreement. A repurchase agreement customarily obligates the seller at the time it sells securities to the Funds to repurchase the securities at a mutually agreed-upon price and time. The total amount received by the Funds on repurchase is calculated to exceed the price paid by the Funds, reflecting an agreed-upon market rate of interest for the period of time to the settlement date, and is not necessarily related to the interest rate on the underlying securities. The underlying securities are ordinarily United States Government securities or Government Agency securities, but the underlying securities on the Money Market Fund may consist of other securities such as common stocks, corporate bonds, and exchange traded funds in limited circumstances. The value of the underlying securities, at the time of purchase and each subsequent business day, is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The use of repurchase agreements involves certain risks. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it. Master Repurchase Agreements generally allow netting upon insolvency of either party, but do not allow netting across transactions with the same counterparty. The Funds may enter into repurchase agreements maturing within a specified date with domestic dealers, banks and other financial institutions deemed to be creditworthy by the Funds’ investment adviser.

Contractual Obligation/ Indemnification

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Funds enter into contracts that contain a variety of representations and obligations, including general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.	Related Party Transactions, Fees and Expenses

Adviser and Affiliates

SSgA Funds Management, Inc. (the “Adviser”), manages the Funds pursuant to an Amended and Restated Investment Advisory Agreement dated April 11, 2012, between the Trust and the Adviser. The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. The Adviser and other advisory affiliates of State Street Corporation make up State Street Global Advisors, the investment management arm of State Street Corporation and its affiliated companies. The Adviser directs the investments of each Fund in accordance with its investment objectives, policies, and limitations. For these services, the Funds pay a fee to the Adviser, calculated daily and paid monthly at the annual rate of 0.25% of their daily net assets.

Effective May 1, 2014, the Adviser is contractually obligated until December 31, 2015 to waive its management fee on the Money Market Fund and to reimburse the Fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees) exceed 0.32% of average daily net assets on an annual basis. Prior to May 1, 2014, the Adviser was contractually obligated to waive its management fee on the Money Market Fund and to reimburse the Fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees) exceed 0.40% of average daily net assets on an annual basis. For the year ended August 31, 2014, there were no contractual waivers or reimbursements for the Money Market Fund. The Adviser does not have the ability to recover these amounts waived or reimbursed under this contractual agreement.

Effective May 1, 2014, the Adviser is contractually obligated until December 31, 2015 to waive its management fee on the U.S. Government Money Market Fund and to reimburse the Fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees) exceed 0.32% of average daily net assets on an annual basis. The total amounts of the waiver and reimbursement for the year ended August 31, 2014 were $1,551 and $0, respectively. The Adviser does not have the ability to recover these amounts waived or reimbursed under this contractual agreement.

24	Notes to Financial Statements

SSgA

Money Market Funds

Notes to Financial Statements, continued — August 31, 2014

The Adviser also may voluntarily reduce all or a portion of its fees and/or reimburse expenses to the extent necessary to maintain a minimum net yield for a Fund (the “Voluntary Reduction”) which may vary from time to time and from fund to fund in the Adviser’s sole discretion. Under an agreement with SSgA Funds relating to the Voluntary Reduction, the Money Market Fund and the U.S. Government Money Market Fund, respectively, have agreed to reimburse the Adviser for the full dollar amount of any Voluntary Reduction beginning on August 1, 2012, subject to certain limitations. A Fund will not be obligated to reimburse the Adviser: more than three years after the end of the fiscal year for the Fund in which the Adviser provided a Voluntary Reduction; in respect of any business day for which the net annualized one-day yield is less than 0.00%; to the extent that the amount of the reimbursement to the Adviser on any day exceeds fifty percent of the yield (net of all expenses, exclusive of the reimbursement) of the Fund on that day; to the extent that the amount of such reimbursement would cause the Fund’s net yield to fall below the Fund’s minimum net yield; or in respect of any fee waivers and/or expense reimbursements that are necessary to maintain a Fund’s contractual total expense limit which is effective at the time of such fee waivers and/or expense reimbursements. A reimbursement to the Adviser could negatively impact the Money Market Fund’s and the U.S. Government Money Market Fund’s future yield. There is no guarantee that either the Money Market Fund or the U.S. Government Money Market Fund will be able to avoid a negative yield. The Adviser may, in its sole discretion, irrevocably waive receipt of any or all reimbursement amounts due from a Fund, without limitation. Any such waiver or reimbursement would be voluntary and may be revised or cancelled at any time without notice. For the year ended August 31, 2014, the Adviser waived $7,368,968 of its fee and reimbursed $0 of expenses on the Money Market Fund and waived $9,815,855 of its fee and reimbursed $1,528,773 of expenses on the U.S. Government Money Market Fund. Voluntary reductions subject to potential recovery by year of expiration are as follows:

Expiration	Money Market Fund	U.S. Government Money Market Fund

8/31/2015	$265,443	$695,151
8/31/2016	$6,490,477	$9,294,397
8/31/2017	$7,368,968	$9,815,855

Boston Financial Data Services, Inc. (“BFDS”) serves as the Funds’ transfer and dividend paying agent, pursuant to an agreement dated August 1, 2006, as amended. For these services, the Funds pay annual account services fees, activity based fees, charges related to compliance and regulatory services and a minimum fee of $200 for each Fund. BFDS is a joint venture of DST Systems, Inc., and State Street Corporation.

State Street Bank and Trust Company (“State Street”), wholly-owned subsidiary of State Street Corporation, provides custody and fund accounting services to the Funds pursuant to an Amended and Restated Custodian Contract dated April 11, 2012. For these services, the Funds pay State Street asset-based fees that vary according to the number of positions and transactions plus out-of-pocket expenses. In addition, the Funds have entered into arrangements with State Street whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Funds’ expenses. The custody credits are included in the expense reductions in the Statements of Operations. For the year ended August 31, 2014, the Funds’ custodian fees were reduced by the following amounts under these arrangements:

Amount Paid

Money Market Fund	$1,207
U.S. Government Money Market Fund	82,260

Administrator

State Street (the “Administrator”) serves as the Trust’s Administrator, pursuant to an administration agreement dated January 1, 2013 (the “Administration Agreement”). Under the Administration Agreement, the Administrator supervises certain administrative aspects of the Trust’s operations. The Trust pays the Administrator an annual fee, payable monthly on a pro rata basis. The annual fee is based on the following percentages of the average daily net assets of the Trust: $0 to $10 billion — 0.0175%; next $10 billion — 0.0125%; next $10 billion — 0.0075% and 0.0050% thereafter. In addition, the Trust pays additional fees to the Administrator for certain services and reimburses the Administrator for out-of-pocket expenses.

Notes to Financial Statements	25

SSgA

Money Market Funds

Notes to Financial Statements, continued — August 31, 2014

Distributor and Shareholder Servicing

State Street Global Markets, LLC (the “Distributor” or “SSGM”) promotes and offers shares of the Trust pursuant to an Amended and Restated Distribution Agreement dated April 11, 2012. The Distributor may enter into agreements with other related and non-related parties which act as agents to offer and sell shares of the Funds. The amounts paid to the Distributor are included in the accompanying Statements of Operations. The Distributor is a wholly-owned subsidiary of State Street Corporation.

The Trust has adopted a distribution plan pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act. Under this Plan, the Trust is authorized to make payments to the Distributor, or any shareholder servicing agent as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Trust and the servicing of investor accounts.

To compensate the Distributor for the services it provides and for the expenses it bears in connection with the distribution of shares of the Fund, that Fund may make payments from the assets attributable to certain classes of its shares to the Distributor under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan is a compensation plan that provides for payments at annual rates (based on average daily net assets) described below.

The Plan will continue in effect with respect to a class of shares of a Fund only if such continuance is specifically approved at least annually by a vote of both a majority of the Board of Trustees of the Trust and a majority of the Trustees of the Trust who are not “interested persons” of the Trust (the “Independent Trustees”) and have no direct or indirect financial interest in the operation of the Plan or in any agreements related thereto (the “Qualified Distribution Plan Trustees”). The Plan may not be amended to increase materially the amount of a Fund’s permitted expenses thereunder without the approval of a majority of the outstanding shares of the affected share class and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Distribution Plan Trustees. At the time of adoption, none of the Independent Trustees of the Trust had a direct or indirect financial interest in the operation of the Plan. The Plan calls for payments at an annual rate (based on average net assets) of 0.25%.

Additionally, on April 14, 2014, the Board approved an Amended and Restated Distribution Agreement which includes the following limits on the amount of Rule 12b-1 fees the Distributor is reimbursed pursuant to the Plan:

12b-1 Fee Limit
SSgA Money Market Fund	0.08%
SSgA U.S. Government Money Market Fund	0.08%

The Plan may benefit the Funds by increasing sales of shares and reducing redemptions of shares, resulting potentially, for example, in economies of scale and more predictable flows of cash into and out of the Funds. Because Rule 12b-1 fees are paid out of a Fund’s assets, all shareholders share in that expense; however, because shareholders hold their shares through varying arrangements (for example, directly or through financial intermediaries), they may not share equally in the benefits of the Plan.

Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Funds, and/or provide certain administrative and account maintenance services to mutual fund shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, and insurance companies.

In some cases, a financial intermediary may hold its clients’ Fund shares in nominee or street name. Shareholder services provided by a financial intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semi-annual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

26	Notes to Financial Statements

SSgA

Money Market Funds

Notes to Financial Statements, continued — August 31, 2014

The compensation paid by the Distributor to a financial intermediary may be paid continually over time, during the period when the intermediary’s clients hold investments in the Funds. The compensation to financial intermediaries includes networking fees and account-based fees. The amount of continuing compensation paid by the Distributor to different financial intermediaries varies.

Some portion of the Distributor’s payments to financial intermediaries will be made out of amounts received by the Distributor under the Funds’ Plans. In addition, certain of the Funds may reimburse the Distributor for payments the Distributor makes to financial intermediaries that provide certain recordkeeping, administrative and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Trustees and is reviewed by the Trustees periodically.

A Fund may pay distribution fees, service fees and other amounts described above at a time when shares of the Fund are not being actively promoted to new investors generally, or when shares of that Fund are unavailable for purchase.

Each Fund listed in the table below has shareholder service agreements with State Street and the following entities related to State Street: SSGM, Fiduciary Investors Services Division of State Street (“Fiduciary Investors Services”), High Net Worth Services Division of State Street (“High Net Worth Services”) and Wealth Management Systems (collectively, the “Agents”), as well as several unaffiliated service providers. For these services, each Class N pays 0.025% to State Street and a maximum of 0.175% to each of the affiliated Agents, based on the average daily value of all Class N shares held by or for customers of these Agents. For the year ended August 31, 2014, each Fund paid the following shareholder servicing expenses to the Agents:

	State Street	SSGM	High Net Worth Services	Wealth Management Systems

Money Market Fund	$899,506	$748,546	$40,208	$136,330
U.S. Government Money Market Fund	975,011	—	1,032,963	92,801

The Fund(s) did not incur any expenses from Fiduciary Investors Services during the year.

Board of Trustees

Independent Trustees are compensated on a calendar year basis. Any Trustee who is deemed to be an “interested person” (as defined in the 1940 Act) of the Funds does not receive compensation from the Funds for his or her service as a Trustee.

As of January 24, 2014, each Independent Trustee receives for his or her services to the State Street Master Funds, State Street Institutional Investment Trust and SSgA Funds, a $141,500 annual base retainer in addition to $18,000 for each in-person meeting and $2,000 for each telephonic meeting from the Trust. The Trust pays a fixed allocation of $15,000 per Fund. The Co-Chairmen each receive an additional $44,000 annual retainer. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. As of the date of this Shareholder Report, the Trustees were not paid pension or retirement benefits as part of SSgA Funds’ expenses. However, the SSgA Funds have, pursuant to an exemptive order from the SEC, implemented an optional deferred compensation plan by which the Independent Trustees may defer receipt of compensation and receive a return on the deferred amount determined with reference to the performance of shares of specified SSgA Funds. As of the fiscal year ended August 31, 2014, none of the Independent Trustees participated in the optional deferred compensation program. The SSgA Funds’ officers are compensated by the Adviser and its affiliates.

Independent Trustees’ fees are allocated among the Trust, State Street Master Fund and State Street Institutional Investment Trust and each of their respective series in such a manner as deemed equitable, taking into consideration the relative net assets of the series.

Notes to Financial Statements	27

SSgA

Money Market Funds

Notes to Financial Statements, continued — August 31, 2014

Accrued fees payable to affiliates and trustees as of August 31, 2014 were as follows:

	Money Market Fund	U.S. Government Money Market Fund

Advisory fees	$1,413,770	$1,571,313
Administration fees	76,076	90,048
Custodian fees	39,536	79,889
Distribution fees	471,379	444,329
Shareholder servicing fees	77,031	43,250
Transfer agent fees	18,383	12,201
Trustees’ fees	1,764	1,270

	$2,097,939	$2,242,300

4.	Fund Share Transactions (On a Constant Dollar per Share Basis)

	Year Ended August 31, 2014	Year Ended August 31, 2013

Money Market Fund
Proceeds from shares sold	$39,918,886,419	$49,015,724,173
Proceeds from reinvestment of distributions	111,117	100,866
Payments for shares redeemed	(41,986,413,117)	(49,071,382,386)

Net increase (decrease)	$(2,067,415,581)	$(55,557,347)

U.S. Government Money Market Fund
Proceeds from shares sold	$49,706,658,546	$40,079,629,827
Proceeds from reinvestment of distributions	915	—
Payments for shares redeemed	(49,909,218,464)	(39,778,962,007)

Net increase (decrease)	$(202,559,003)	$300,667,820

5.	Interfund Lending Program

The Funds participate in a joint lending and borrowing facility (the “Interfund Lending Program”). Funds of the Trust may borrow money from the Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund’s fundamental investment limitations. The Money Market Fund will lend through the Interfund Lending Program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves. The Funds will borrow through the Interfund Lending Program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the Money Market Fund could result in additional borrowing costs. For the year ended August 31, 2014, the Funds did not utilize the Interfund Lending Program.

6.	Market, Credit and Counterparty Risk

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The value of securities held by each Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations (credit risk). Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open

28	Notes to Financial Statements

SSgA

Money Market Funds

Notes to Financial Statements, continued — August 31, 2014

transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Funds’ Statements of Assets and Liabilities.

Notes to Financial Statements	29

SSgA

Money Market Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the SSgA Funds and Shareholders of the SSgA Money Market Fund and SSgA U.S. Government Money Market Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SSgA Money Market Fund and SSgA U.S. Government Money Market Fund (the “Funds”) (two of the funds comprising the SSgA Funds), as of August 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 30, 2014

30	Report of Independent Registered Public Accounting Firm

SSgA

Money Market Funds

Tax Information — August 31, 2014 (Unaudited)

For the tax year ended August 31, 2014, the Money Market Fund hereby designates 96% or the maximum amount allowable, of its net taxable income as qualified interest income taxed at individual ordinary income rates.

For the tax year ended August 31, 2014, the U.S. Government Money Market Fund hereby designates 100% or the maximum amount allowable, of its net taxable income as qualified interest income taxed at individual ordinary income rates.

The Form 1099-DIV mailed to you in January 2015 will show the tax status of all distributions paid to your account in calendar year 2014.

Please consult a tax advisor for questions about federal or state income tax laws.

Tax Information	31

SSgA

Money Market Funds

Basis for Approval of Investment Advisory Contracts (Unaudited)

Trustee Considerations in Approving Continuation of Investment Advisory and Sub-Advisory Agreements2

Overview of the Contract Review Process

Under the Investment Company Act of 1940, an investment advisory agreement between a mutual fund and its investment adviser or sub-adviser may continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of those trustees who are not “interested persons” of the fund (commonly referred to as, the “Independent Trustees”) cast in person at a meeting called for the purpose of considering such approval.

Consistent with these requirements, the Independent Trustees on the Board of Trustees (the “Board”) of the SSgA Funds (the “Trust”), met in Executive Sessions on March 20, 2014, April 14, 2014 and June 19, 2014 to consider a proposal to approve, with respect to each portfolio series of the Trust (each, a “Fund” and collectively, the “Funds”), the continuation of the investment advisory agreement and sub-advisory agreement, as applicable, with SSgA Funds Management, Inc. (the “Adviser”), and, for certain funds, CBRE Clarion Securities, LLC (the “Sub-Adviser”) (together, the “Advisory Agreements”). Prior to voting on the proposal, the Independent Trustees, as well as the Trustees who are “interested persons” of the Adviser, reviewed information furnished by the Adviser and Sub-Adviser and others reasonably necessary to permit the Board to evaluate the proposal fully. Such information included, among other things, the following:

Information about Performance, Expenses and Fees

•	A report prepared by an independent provider of investment company data, which includes for each Fund:

¡

Comparisons of the Fund’s performance over the past one-, three-, five- and ten-year periods ended March 31, 2014, as applicable, to the performance of an appropriate benchmark for the Fund and a universe of other mutual funds with similar investment objectives and policies;

¡	Comparisons of the Fund’s expense ratio (with detail of component expenses) to the expense ratios of a group of comparable mutual funds selected by the independent data provider;

¡	A chart showing the Fund’s historical average net assets relative to its total expenses, management fees, and non-management expenses over the past five years, as applicable; and

¡	Comparisons of the Fund’s contractual management fee to the contractual management fees of comparable mutual funds at different asset levels.

•	Comparative information concerning fees charged by the Adviser for managing institutional accounts using investment strategies and techniques similar to those used in managing the Funds; and

•	Profitability analyses for (a) the Adviser with respect to each Fund and (b) affiliates of the Adviser that provide services to the Funds (“Affiliated Service Providers”).

[2]

Over the course of more than 20 years, the Independent Trustees have identified numerous relevant issues, factors and concerns (“issues, factors and concerns”) that they consider each year in connection with the proposed continuation of the advisory and sub-advisory agreements, the administration agreement, the distribution plans, the distribution agreement and various related-party service agreements (the “annual review process”). The statement of issues, factors and concerns and the related conclusions of the Independent Trustees may not change substantially from year to year. However, the information requested by, and provided to, the Independent Trustees with respect to the issues, factors and concerns and on which their conclusions are based is updated annually and, in some cases, may differ substantially from the previous year. The Independent Trustees schedule annually a separate in-person meeting that is dedicated to the annual review process (the “special meeting”). At the special meeting and throughout the annual review process, the Independent Trustees take a fresh look at each of the issues, factors and concerns in light of the latest available information and each year present one or more sets of comments and questions to management with respect to specific issues, factors and concerns. Management responds to such comments and questions to the satisfaction of the Independent Trustee before the annual review process is completed and prior to the Independent Trustees voting on proposals to approve continuation of the agreements and plans.

32	Basis for Approval of Investment Advisory Contracts

SSgA

Money Market Funds

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

Information about Portfolio Management

•	Descriptions of the investment management services provided by the Adviser and Sub-Adviser, as applicable, including their investment strategies and processes;

•

Information concerning the allocation of brokerage and the benefits received by the Adviser and Sub-Adviser, as applicable, as a result of brokerage allocation, including information concerning the acquisition of any research through “soft dollar” benefits received in connection with the Funds’ brokerage; and

•

Information regarding the procedures and processes used to value the assets of the Funds and the assistance provided to the administrator of the Funds by the Adviser in monitoring the effectiveness of such procedures and processes.

Information about the Adviser

•	Reports detailing the financial results and condition of the Sub-Adviser, and Adviser and its affiliates;

•	Descriptions of the qualifications, education and experience of the individual investment professionals responsible for managing the portfolios of the Funds;

•	A copy of each Code of Ethics adopted by the Adviser and Sub-Adviser, together with information relating to compliance with and the administration of such Codes;

•	A copy of the Adviser’s and Sub-Adviser’s proxy voting policies and procedures;

•

Information concerning the resources devoted by the Adviser to overseeing compliance by the Funds and their service providers, including the Adviser’s record of compliance with investment policies and restrictions and other operating policies of the Funds; and

•	A description of the business continuity and disaster recovery plans of the Adviser and Sub-Adviser.

Other Relevant Information

•

Information concerning the nature, quality and cost of various non-investment management services provided to the Funds by affiliates of the Adviser, including the custodian, administrator, fund accountant, transfer agent and securities lending agent of the Funds, and the role of the Adviser in managing the Funds’ relationship with these service providers;

•	Copies of the Advisory Agreements, Sub-Advisory Agreements and agreements with other service providers of the Funds;

•

Draft responses to letter dated February 23, 2014 from Joseph P. Barri, LLC (counsel to the Independent Trustees), and reviewed prior to such date by Independent Counsel, requesting specific information, from each of:

¡

The Adviser, with respect to its operations relating to the Funds and its approximate profit margins before taxes from such operations for the Funds’ last fiscal year; and the relevant operations of other affiliated service providers to the Funds, together with their approximate profit margins from such relevant operations for the Funds’ last fiscal year;

¡

State Street Bank and Trust Company (“State Street”), the administrator, custodian, transfer agent, securities lending agent, and shareholder services for the Funds, with respect to its operations relating to the Funds; and

¡

State Street Global Markets, LLC, the principal underwriter and distributor of the shares of the Funds (the “Distributor”), with respect to its operations relating to the Funds, together with the Funds’ related distribution plans and arrangements under SEC Rule 12b-1;

•

Information from the Adviser, State Street and the Distributor providing any material changes to the previous information supplied in response to the letter dated February 24, 2014 from Joseph P. Barri, LLC prior to the Executive Session of the Board on June 19, 2014.

•

Excerpts from the Funds’ most recent Prospectuses, statements of Additional Information and Annual Reports for the fiscal year ended August 31, 2013, including (i) the latest prospectus descriptions of each Fund’s investment objectives, strategies and

Basis for Approval of Investment Advisory Contracts	33

SSgA

Money Market Funds

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

authorized investment techniques and investments; and (ii) the latest Annual Shareholder Report for each Fund, including Portfolio Management Discussion of Performance, as prepared by its portfolio management team, together with a graphic comparison of the performance of each Fund with its benchmark index, for its fiscal year ended August 31, 2013;

•

Lipper materials dated March 2014, obtained by an Independent Trustee and circulated to the other Independent Trustees and to Independent Counsel, with respect to the Funds for which such materials were then available; and

•	A summary of the foregoing materials prepared by Independent Counsel.

In addition to the information identified above, the Board considered information provided from time to time by the Adviser, and other service providers of the Funds throughout the year at meetings of the Board and its committees. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of the Adviser relating to the performance of the Funds and the investment strategies used in pursuing each Fund’s investment objective.

The Independent Trustees were assisted throughout the contract review process by their independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to each Fund.

Results of the Process

Based on a consideration of the foregoing and such other information as deemed relevant, including the factors and conclusions described below, on June 19, 2014 the Board, including a majority of the Independent Trustees, voted to approve continuation of the Advisory Agreements and Sub-Advisory Agreement effective July 1, 2014, for an additional year with respect to all Funds.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory Agreement and Sub-Advisory Agreement, the Board evaluated the nature, extent and quality of services provided to each Fund by the Adviser and Sub-Adviser, as applicable.

The Board considered the Adviser’s and Sub-Adviser’s, as applicable, management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing particular markets, industries and specific issuers of securities in these markets and industries. The Board also considered the substantial expertise of the Adviser and Sub-Adviser, as applicable, in developing and applying proprietary quantitative models for managing various Funds that invest primarily in equity securities. With respect to those Funds that invest primarily in fixed-income securities, the Board considered the extensive experience and resources committed by the Adviser to the evaluation of credit, interest-rate and currency risks. With respect to those Funds that operate as money market mutual funds, the Board considered the Adviser’s success in maintaining the constant dollar value of each Fund through extraordinary market conditions. The Board also took into account the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Funds by senior management.

The Board reviewed the compliance programs of the Adviser, Sub-Adviser and various affiliated service providers. Among other things, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity, the allocation of investment opportunities and the voting of proxies. The Board also considered the role of the Adviser in monitoring each Fund’s securities lending activities.

On the basis of the foregoing and other relevant information, the Board concluded that the Adviser and Sub-Adviser, as applicable, can be expected to continue to provide, high quality investment management and related services for the Funds.

34	Basis for Approval of Investment Advisory Contracts

SSgA

Money Market Funds

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

Fund Performance

The Board compared each Fund’s investment performance to the performance of an appropriate benchmark and universe of comparable mutual funds for various time periods ended March 31, 2014.

On the basis of the foregoing and other relevant information, the Board concluded that the performance of each operational Fund is satisfactory or better (a) by comparison to the performance of its peer group funds or (b) after considering steps taken by management to improve the performance of certain Funds.

Management Fees and Expenses

The Board reviewed the contractual investment advisory fee rates payable by each Fund and actual fees paid by each Fund, net of waivers. As part of its review, the Board considered each Fund’s management fee and total expense ratio (both before and after giving effect to any expense caps), as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered the comparability of the fees charged and the services provided to each Fund by the Adviser to the fees charged and services provided to other clients of the Adviser, including institutional accounts. In addition, the Board considered the willingness of the Adviser to provide undertakings from time to time to waive fees or pay expenses of various Funds to limit the total expenses borne by shareholders of such Funds. The Board also considered the fees that the Adviser pays to the Sub-Adviser for its services to the applicable Funds.

On the basis of the foregoing and other relevant information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the fees and the expense ratio of each Fund compare favorably to the fees and expenses of similar mutual funds and are reasonable in relation to the services provided.

Profitability

The Board reviewed the level of profits realized by the Adviser and its affiliates in providing investment advisory and other services to each Fund and to all Funds as a group. The Board considered other direct and indirect benefits received by the Adviser and the Affiliated Service Providers in connection with their relationships with the Funds, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Funds and other investment advisory clients, together with the ranges of profitability of each of the Affiliated Service Providers with respect to their services to the Funds.

The Board concluded that the profitability of the Adviser with respect to each of the Funds, and the profitability range of each of the Affiliated Service Providers with respect to its services to the Funds, were reasonable in relation to the services provided.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and each Fund and all Funds as a group, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific Fund or the Funds taken as a whole. The Board concluded that, in light of the current size of each Fund and all Funds as a group, the level of profitability of the Adviser and its affiliates with respect to each Fund and all Funds as a group over various time periods, and the comparatively low management fee and expense ratio of each Fund during these periods, it does not appear that the Adviser or its affiliates has realized benefits from economies of scale in managing the assets of the Funds to such an extent that previously agreed advisory fees should be reduced or that breakpoints in such fees should be implemented for any Fund at this time.

Basis for Approval of Investment Advisory Contracts	35

SSgA

Money Market Funds

Shareholder Requests for Additional Information — August 31, 2014

The Funds have adopted the proxy voting policies of the Adviser. A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities are contained in the Funds’ Statement of Additional Information, which is available (i) without charge, upon request, by calling the Funds at (800) 647-7327, (ii) on the Funds’ website at www.ssgafunds.com, (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov, or (iv) at the U.S. Securities and Exchange Commission’s public reference room.

The Funds will file their complete schedules of investments with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. For the second and fourth quarters, the complete schedules of investments are available in the Funds’ semi-annual and annual financial statements. The Funds’ Form N-Q is available (i) without charge, upon request, by calling the Funds at (800) 647-7327, (ii) on the Funds’ website at www.ssgafunds.com, (iii) on the Securities and Exchange Commission’s website at www.sec.gov, or (iv) at the Securities and Exchange Commission’s public reference room.

36	Shareholder Requests for Additional Information

SSgA

Money Market Funds

Disclosure of Information about Fund Trustees and Officers — August 31, 2014 (Unaudited)

The following table provides information with respect to each Trustee, including those Trustees who are not considered to be “interested” as that term is defined in the 1940 Act (the “Independent Trustees”), and officer of the Trust.

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Michael F. Holland Holland & Company, LLC 375 Park Avenue New York, NY 10152 YOB: 1944	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 1/14	Chairman, Holland & Company L.L.C. (investment adviser) (1995 – present).	55	Trustee and Co-Chairman, State Street Master Funds; Trustee and Co-Chairman, State Street Institutional Investment Trust; Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc.; Director, The Taiwan Fund, Inc.; Director, Reaves Utility Income Fund, Inc.; and Director, Blackstone/GSO Loan Funds.

Patrick J. Riley State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 1988	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to Present, Independent Director, State Street Global Advisers Ireland, Ltd. (investment company); 1998 to Present, Independent Director, SSgA Liquidity plc (formerly, SSgA Cash Management Fund plc); January 2009 to Present, Independent Director, SSgA Fixed Income plc; and January 2009 to Present, Independent Director, SSgA Qualified Funds PLC.	55	Trustee and Co-Chairman, State Street Master Funds; Trustee and Co-Chairman, State Street Institutional Investment Trust; Board Director and Chairman, SPDR Europe 1PLC Board (2011 –Present); Board Director and Chairman, SPDR Europe II, PLC (2013 – Present).

Disclosure of Information about Fund Trustees and Officers	37

SSgA

Money Market Funds

Disclosure of Information about Fund Trustees and Officers, continued — August 31, 2014 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES (continued)
William L. Boyan State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1937	Trustee and Co-Chairman of the Valuation Committee	Term: Indefinite Elected: 1/14	President and Chief Operations Officer, John Hancock Financial Services (1959 – 1999). Mr. Boyan retired in 1999. Chairman Emeritus, Children’s Hospital, Boston, MA (1984 – 2011); Former Trustee of Old Mutual South Africa Master Trust (investments) (1995 – 2008); Former Chairman, Boston Plan For Excellence, Boston Public Schools (1995 – 2010); Member of Advisory Board of Florida Atlantic University Lifelong Learning Society.	55	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust; Former Trustee of Old Mutual South Africa Master Trust; Trustee, Children’s Hospital, Boston, MA.

William L. Marshall State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1942	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 1988	April 2011 to Present, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Financial Planners Association; Director, SPCA of Bucks County, PA; and the Ann Silverman Community Clinic of Doylestown, PA.	55	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust; Director, Marshall Financial Group, Inc.

Richard D. Shirk State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1945	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee	Term: Indefinite Elected: 1988	March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare); 1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation); September 2002 to Present, Lead Director and Board Member, Amerigroup Corp. (managed health care); 1999 to Present, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and 2003 to 2009, Trustee, Gettysburg College.	55	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust; Board member, AeroCare Holdings (privately held healthcare services company) (February 2003 – Present); Board member, Regenesis Biomedical (health care services) (April 2012 – Present).

38	Disclosure of Information about Fund Trustees and Officers

SSgA

Money Market Funds

Disclosure of Information about Fund Trustees and Officers, continued — August 31, 2014 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES (continued)
Rina K. Spence State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 1/14	President of SpenceCare International LLC (international healthcare consulting) (1999 – present); Chief Executive Officer, IEmily.com (health internet company) (2000 – 2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998 – 1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 – 1998); President and CEO Emerson Hospital (1984 – 1994); Trustee, Eastern Enterprise (utilities) (1988 – 2000).	55	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust; Director, Berkshire Life Insurance Company of America (1993 – 2009); Director, IEmily.com, Inc. (2000 – 2010); and Trustee, National Osteoporosis Foundation (2005 – 2008).

Bruce D. Taber State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1943	Trustee and Co-Chairman of the Valuation Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 1991	1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); Until December 2008, Independent Director, SSgA Cash Management Fund plc; Until December 2008, Independent Director, State Street Global Advisers Ireland, Ltd. (investment companies); and Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	55	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust.

Douglas T. Williams State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1940	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 1/14	President, Oakmonst Homeowners Association; President, Mariner Sands Chapel; Executive Vice President and member of Executive Committee, Chase Manhattan Bank (1987 – 1999); President, Boston Stock Exchange Depository Trust Company, 1981 – 1982.	55	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust; Treasurer, Nantucket Educational Trust, (2002 – 2007).
INTERESTED TRUSTEES(1)
Scott F. Powers State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1959	Trustee	Term: Indefinite Elected Trustee: 2013	May 2008 to Present, President and Chief Executive Officer of State Street Global Advisors; 2001 – 2008, Chief Executive Officer of Old Mutual Asset Management; Board of Directors, United Way of Massachusetts Bay; Board of Directors of Middlesex School; Incorporator, Cardigan Mountain School	55	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust.

Disclosure of Information about Fund Trustees and Officers	39

SSgA

Money Market Funds

Disclosure of Information about Fund Trustees and Officers, continued — August 31, 2014 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
INTERESTED TRUSTEES(1) (continued)
James E. Ross SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1965	Trustee	Term: Indefinite Elected Trustee: 1/14	Chairman and Director, SSgA Funds Management, Inc. (2012 – present); President, SSgA Funds Management, Inc. (2005 – 2012); Executive Vice President and Senior Managing Director, State Street Global Advisors (2006 – present); and Principal, State Street Global Advisors (2006 – present).	250	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust; Trustee, SPDR Series Trust; Trustee, SPDR Index Shares Funds; Trustee, Select Sector SPDR Trust; Trustee, SSgA Active ETF Trust; and Trustee, SSgA Master Trust.

(1)	Mr. Powers and Mr. Ross are Interested Trustees because of their employment by SSgA Funds Management, Inc., an affiliate of the Trust.

The following lists SSgA Funds’ principal officers, mailing addresses and ages, positions with SSgA Funds and length of time served, and present and principal occupations.

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS:
Ellen M. Needham SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1967	President	Term: Indefinite Elected: 10/12	President and Director, SSgA Funds Management, Inc. (June 2012 – present); Chief Operating Officer, SSgA Funds Management, Inc. (May 2010 – June 2012); Senior Managing Director, SSgA Funds Management, Inc. (1992 – 2012) and Senior Managing Director, State Street Global Advisors (1992 – present).*

Ann M. Carpenter SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1966	Vice President	Term: Indefinite Elected: 10/12	Chief Operating Officer, SSgA Funds Management, Inc. (April 2014 – present); Vice President, SSgA Funds Management, Inc. (2008 – present); Principal, State Street Global Advisors (2005 – 2008 – present).*

Laura F. Dell State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 YOB: 1964	Treasurer	Term: Indefinite Elected: 1/13	Vice President, State Street Bank and Trust Company (2002 – present).*
Brian Harris State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1973	Chief Compliance Officer	Term: Indefinite Elected: 11/13	Vice President, State Street Global Advisors and SSgA Funds Management, Inc. (June 2013 – Present); Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (September 2010 to May 2013); Director of Compliance, AARP Financial Inc. (July 2008 to August 2010).

40	Disclosure of Information about Fund Trustees and Officers

SSgA

Money Market Funds

Disclosure of Information about Fund Trustees and Officers, continued — August 31, 2014 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS: (continued)
David K. James State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 YOB: 1970	Secretary and Chief Legal Officer	Term: Indefinite Elected: 4/13	Vice President and Managing Counsel, State Street Bank and Trust Company (2009 – present); Vice President and Counsel, PNC Global Investment Servicing (US), Inc. (2006 – 2009).

*	Served in various capacities and/or with various affiliated entities during noted time period.

Disclosure of Information about Fund Trustees and Officers	41

SSgA

Money Market Funds

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

(800) 647-7327

Trustees

William L. Boyan

Michael F. Holland

William L. Marshall

Scott F. Powers

Patrick J. Riley

James E. Ross

Richard D. Shirk

Rina K. Spence

Bruce D. Taber

Douglas T. Williams

Officers

Ellen M. Needham, President and Principal Executive Officer

Laura F. Dell, Treasurer and Principal Accounting Officer

Ann M. Carpenter, Vice President

Brian Harris, Chief Compliance Officer

David James, Secretary and Chief Legal Officer

Kristin M. Schantz, Assistant Secretary

Chad C. Hallett, Assistant Treasurer

Caroline Connolly, Assistant Treasurer

Investment Adviser

SSgA Funds Management, Inc.

State Street Financial Center,

One Lincoln Street

Boston, Massachusetts 02111-2900

Custodian and Office of Shareholder Inquiries

State Street Bank and Trust Company

1776 Heritage Drive

North Quincy, Massachusetts 02171

Transfer and Dividend Paying Agent

Boston Financial Data Services, Inc.

Two Heritage Drive

North Quincy, Massachusetts 02171

Distributor

State Street Global Markets, LLC

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

Administrator

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, Massachusetts 02199

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, Massachusetts 02116

Distributor: State Street Global Markets, LLC, member FINRA, SIPC, a wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. The SSgA Funds pay State Street Bank and

Trust Company for its services as administrator, custodian, transfer agent and shareholder servicing agent and pays SSgA Funds Management, Inc. for investment advisory services.

This information must be preceded or accompanied by a current prospectus or summary prospectus. Read the prospectus carefully before you invest or send money.

42	Fund Management and Service Providers

IBG-13020

SSGAMMFDAR

INSTITUTIONAL MONEY MARKET FUNDS

U.S. Treasury Money Market Fund

Prime Money Market Fund

Annual Report

August 31, 2014

SSgA Funds

Institutional Money Market Funds

Annual Report

August 31, 2014

“SSgA” is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Funds and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objectives and operations of the Funds, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information, visit www.ssgafunds.com. Investment in the Funds poses investment risks, including the possible loss of principal. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

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SSgA Funds

Letter from the President of SSgA Funds Management, Inc.

Dear Shareholder:

We are pleased to provide you with the August 31, 2014, Annual Report for the SSgA Institutional Money Market Funds. On July 23, 2014, the SEC adopted amendments to the governing rules for money market funds. The amendments require that, following a two-year implementation timeframe, institutional prime and institutional tax exempt money market funds adopt a floating net asset value. The rule changes also allow for certain liquidity-based redemption fees and gates, and include enhanced requirements for disclosures and stress testing.

Our leadership position in the cash management space allows us to be nimble enough to find new solutions for institutional clients as we assess the impact of the regulations on all aspects of the products. State Street Global Advisors is well positioned across the cash management spectrum and we will continue to reassess our cash solutions offerings during the two-year implementation timeframe. We look forward to collaborating on the best course to take in order to adapt to these new reforms.

We hope that you find the enclosed information useful and thank you for the confidence that you have placed in the SSgA Funds.

Sincerely,

Ellen M. Needham

President

SSgA Funds

President’s Letter	3

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SSgA

U.S. Treasury Money Market Fund

Shareholder Expense Example — August 31, 2014 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administration fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2014 to August 31, 2014.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
March 1, 2014	$1,000.00	$1,000.00
Ending Account Value
August 31, 2014	$1,000.00	$1,024.90
Expenses Paid During Period*	$0.30	$0.31

*	Expenses are equal to the Fund’s annualized expense ratio of 0.06% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived, reimbursed and/or other credits. Without the waiver, reimbursement and/or other credits, expenses would have been higher.

U.S. Treasury Money Market Fund	5

SSgA

U.S. Treasury Money Market Fund

Schedule of Investments — August 31, 2014

	Principal Amount ($) or Shares	Rate % (#)	Date of Maturity	Value $
Treasury Debt - 68.4%
U.S. Treasury Bill	400,000,000	0.038	09/04/14	399,998,750
U.S. Treasury Bill	100,000,000	0.078	09/04/14	99,999,354
U.S. Treasury Bill	122,000,000	0.036	09/11/14	121,998,780
U.S. Treasury Bill	228,000,000	0.037	09/11/14	227,997,625
U.S. Treasury Bill	50,000,000	0.085	09/11/14	49,998,820
U.S. Treasury Bill	300,000,000	0.038	09/18/14	299,994,687
U.S. Treasury Bill	100,000,000	0.082	09/18/14	99,996,104
U.S. Treasury Bill	140,000,000	0.080	09/25/14	139,992,534
U.S. Treasury Bill	239,000,000	0.036	10/02/14	238,992,591
U.S. Treasury Bill	111,000,000	0.038	10/02/14	110,996,416
U.S. Treasury Bill	200,000,000	0.031	10/09/14	199,993,455
U.S. Treasury Bill	179,000,000	0.030	10/16/14	178,993,287
U.S. Treasury Bill	171,000,000	0.031	10/16/14	170,993,374
U.S. Treasury Bill	98,000,000	0.030	10/23/14	97,995,753
U.S. Treasury Bill	102,000,000	0.031	10/23/14	101,995,433
U.S. Treasury Bill	250,000,000	0.035	10/30/14	249,985,660
U.S. Treasury Bill	80,000,000	0.026	11/06/14	79,996,260
U.S. Treasury Bill	70,000,000	0.031	11/06/14	69,996,022
U.S. Treasury Bill	50,000,000	0.027	11/13/14	49,997,212
U.S. Treasury Bill	150,000,000	0.028	11/28/14	149,989,917
U.S. Treasury Bill	50,000,000	0.055	11/28/14	49,993,278
U.S. Treasury Bill	50,000,000	0.070	12/18/14	49,989,500
U.S. Treasury Bill	150,000,000	0.063	01/02/15	149,967,969
U.S. Treasury Bill	150,000,000	0.061	01/08/15	149,967,212
U.S. Treasury Bill	250,000,000	0.060	01/15/15	249,943,334
U.S. Treasury Bill	250,000,000	0.060	01/15/15	249,937,501
U.S. Treasury Bill	300,000,000	0.060	01/22/15	299,928,501
U.S. Treasury Bill	150,000,000	0.051	02/05/15	149,966,637
U.S. Treasury Bill	100,000,000	0.048	02/12/15	99,978,361
U.S. Treasury Bill	122,000,000	0.053	02/19/15	121,969,576
U.S. Treasury Bill	78,000,000	0.055	02/19/15	77,979,622
U.S. Treasury Bill	250,000,000	0.048	02/26/15	249,941,284
U.S. Treasury Note	200,000,000	0.051	09/30/14	200,031,554
U.S. Treasury Note	134,000,000	0.051	10/15/14	134,072,338
U.S. Treasury Note	100,000,000	0.056	10/31/14	100,031,584
U.S. Treasury Note (next reset date 09/03/14) (a)	52,000,000	0.075	01/31/16	51,981,353

Total Treasury Debt (amortized cost $5,525,581,638)				5,525,581,638

Total Investments - 68.4% (amortized cost $5,525,581,638)				5,525,581,638

Repurchase Agreements - 29.3%
Treasury Repurchase Agreements - 29.3%
Agreement with Bank of Nova Scotia and The Bank of New York Mellon Corp. (Tri-Party) of $32,000,000 dated August 29, 2014 at 0.050% to be repurchased at $32,000,178 on September 2, 2014, collateralized by: $29,082,800 par various United States Government Treasury Obligations valued at $33,127,712.				32,000,000

6	U.S. Treasury Money Market Fund

SSgA

U.S. Treasury Money Market Fund

Schedule of Investments, continued — August 31, 2014

Value $
Agreement with Barclays Capital, Inc. and The Bank of New York Mellon Corp. (Tri-Party) of $100,000,000 dated August 29, 2014 at 0.050% to be repurchased at $100,000,556 on September 2, 2014, collateralized by: $77,897,900 par various United States Government Treasury Obligations valued at $102,000,108.	100,000,000
Agreement with Barclays Capital, Inc. and The Bank of New York Mellon Corp. (Tri-Party) of $400,000,000 dated August 29, 2014 at 0.050% to be repurchased at $400,002,778 on September 3, 2014, collateralized by: $315,199,700 par various United States Government Treasury Obligations valued at $408,000,077.	400,000,000
Agreement with BNP Paribas and The Bank of New York Mellon Corp. (Tri-Party) of $125,000,000 dated August 29, 2014 at 0.050% to be repurchased at $125,000,694 on September 2, 2014, collateralized by: $126,032,268 par various United States Government Treasury Obligations valued at $127,500,031.	125,000,000
Agreement with Calyon Financial, Inc. and The Bank of New York Mellon Corp. (Tri-Party) of $362,000,000 dated August 29, 2014 at 0.050% to be repurchased at $362,002,011 on September 2, 2014, collateralized by: $354,521,200 par various United States Government Treasury Obligations valued at $369,240,033.	362,000,000
Agreement with Credit Suisse Securities (USA) LLC and JP Morgan Chase & Co. (Tri-Party) of $50,000,000 dated August 29, 2014 at 0.050% to be repurchased at $50,000,278 on September 2, 2014, collateralized by: $43,104,000 par various United States Government Treasury Obligations valued at $51,006,063.	50,000,000
Agreement with Deutsche Bank AG and The Bank of New York Mellon Corp. (Tri-Party) of $151,000,000 dated August 29, 2014 at 0.060% to be repurchased at $151,001,258 on September 3, 2014, collateralized by: $134,531,600 par various United States Government Treasury Obligations valued at $154,020,067.	151,000,000
Agreement with HSBC Securities USA, Inc. and JP Morgan Chase & Co. (Tri-Party) of $100,000,000 dated August 29, 2014 at 0.040% to be repurchased at $100,000,667 on September 4, 2014, collateralized by: $107,384,587 par various United States Government Treasury Obligations valued at $102,000,605.	100,000,000
Agreement with Merrill Lynch and The Bank of New York Mellon Corp. (Tri-Party) of $190,000,000 dated August 29, 2014 at 0.020% to be repurchased at $190,000,422 on September 2, 2014, collateralized by: $222,108,835 par various United States Government Treasury Obligations valued at $193,800,000.	190,000,000
Agreement with RBC Capital Markets and The Bank of New York Mellon Corp. (Tri-Party) of $345,000,000 dated August 29, 2014 at 0.040% to be repurchased at $345,001,533 on September 2, 2014, collateralized by: $345,947,952 par various United States Government Treasury Obligations valued at $351,900,001.	345,000,000
Agreement with Societe Generale and The Bank of New York Mellon Corp. (Tri-Party) of $356,000,000 dated August 29, 2014 at 0.050% to be repurchased at $356,001,978 on September 2, 2014, collateralized by: $345,177,100 par various United States Government Treasury Obligations valued at $363,120,100.	356,000,000

U.S. Treasury Money Market Fund	7

SSgA

U.S. Treasury Money Market Fund

Schedule of Investments, continued — August 31, 2014

Value $
Agreement with UBS Warburg and The Bank of New York Mellon Corp. (Tri-Party) of $155,000,000 dated August 29, 2014 at 0.050% to be repurchased at $155,000,861 on September 2, 2014, collateralized by: $137,673,957 par various United States Government Treasury Obligations valued at $158,100,034.	155,000,000

Total Treasury Repurchase Agreements (identified cost $2,366,000,000)	2,366,000,000

Total Investments and Repurchase Agreements - 97.7% (b) (cost $7,891,581,638) (c)	7,891,581,638

Other Assets and Liabilities, Net - 2.3%	182,126,995

Net Assets - 100.0%	8,073,708,633

Footnotes:

#	For purposes of this report, for non-interest bearing Commercial Paper and Discount Notes, the discount rate at purchase is used to populate the coupon rate column.
(a)	Adjustable or floating rate security. Rate shown reflects rate in effect at year end.
(b)	Unless otherwise indicated, the values of securities of the Fund are determined based on Level 2 inputs (Note 2).
(c)	The identified cost for Federal income tax purposes

Presentation of Portfolio Holdings — August 31, 2014

Categories	% of Net Assets

Treasury Debt	68.4
Repurchase Agreements	29.3

Total Investments and Repurchase Agreements	97.7
Other Assets and Liabilities, Net	2.3

100.0

See accompanying notes which are an integral part of the financial statements.

8	U.S. Treasury Money Market Fund

SSgA

Prime Money Market Fund

Shareholder Expense Example — August 31, 2014 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administration fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2014 to August 31, 2014.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
March 1, 2014	$1,000.00	$1,000.00
Ending Account Value
August 31, 2014	$1,000.00	$1,024.24
Expenses Paid During Period*	$0.96	$0.97

*	Expenses are equal to the Fund’s annualized expense ratio of 0.19% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived, reimbursed and/or other credits. Without the waiver, reimbursement and/or other credits, expenses would have been higher.

Prime Money Market Fund	9

SSgA

Prime Money Market Fund

Schedule of Investments — August 31, 2014

	Principal Amount ($) or Shares	Rate % (#)	Date of Maturity	Value $
Asset Backed Commercial Paper - 1.8%
Northern Pines Funding LLC (a)
(amortized cost $99,971,000)	100,000,000	0.360	09/30/14	99,971,000

Certificates of Deposit - 40.7%
Bank of Montreal (next reset date 09/18/14) (b)	100,000,000	0.275	02/13/15	100,000,000
Bank of Nova Scotia (next reset date 09/08/14) (b)	130,000,000	0.269	02/04/15	130,000,000
Bank of Nova Scotia (next reset date 09/10/14) (b)	50,000,000	0.227	05/08/15	50,000,000
Bank of Tokyo - Mitsubishi	75,000,000	0.210	11/24/14	75,000,000
Barclays Bank	40,000,000	0.240	12/01/14	40,000,000
Barclays Bank (next reset date 09/08/14) (b)	50,000,000	0.379	10/03/14	50,000,000
Barclays Bank (next reset date 09/09/14) (b)	100,000,000	0.377	09/09/14	100,000,000
BNP Paribas	75,000,000	0.290	02/02/15	75,000,000
Canadian Imperial Bank of Commerce	50,000,000	0.200	01/16/15	50,000,000
Canadian Imperial Bank of Commerce (next reset date 09/05/14) (b)	75,000,000	0.296	02/02/15	75,000,000
Credit Agricole Corporate & Investment Bank	150,000,000	0.300	02/03/15	150,000,000
Credit Suisse	50,000,000	0.210	09/02/14	50,000,000
DnB Bank ASA	60,000,000	0.205	10/06/14	60,000,000
ING Bank NV	80,000,000	0.300	02/02/15	80,000,000
ING Bank NV	50,000,000	0.310	02/11/15	50,000,000
ING Bank NV	40,000,000	0.310	02/27/15	40,000,000
ING Bank NV	35,000,000	0.320	03/02/15	35,000,000
Lloyds Bank PLC	20,000,000	0.200	10/30/14	20,000,000
Norinchukin Bank	200,000,000	0.150	10/01/14	200,000,000
Skandinaviska Enskilda Banken AB (next reset date 09/03/14) (b)	100,000,000	0.256	10/03/14	100,000,000
Societe Generale	76,000,000	0.240	10/31/14	76,000,000
Standard Chartered Bank	40,000,000	0.180	10/21/14	40,000,000
Sumitomo Mitsui Banking Corp.	50,000,000	0.240	01/22/15	50,000,000
Svenska Handelsbanken AB	75,000,000	0.180	11/17/14	75,000,802
Svenska Handelsbanken AB	50,000,000	0.205	01/06/15	50,000,881
Svenska Handelsbanken AB	50,000,000	0.205	01/26/15	50,001,020
Toronto Dominion Bank	25,000,000	0.200	01/15/15	25,000,000
UBS AG	90,000,000	0.210	11/17/14	90,000,000
UBS AG (next reset date 09/10/14) (b)	90,000,000	0.257	10/14/14	90,000,000
Wells Fargo Bank NA (next reset date 10/08/14) (b)	28,000,000	0.233	04/08/15	28,000,000
Wells Fargo Bank NA (next reset date 10/22/14) (b)	50,000,000	0.232	04/22/15	50,000,000
Westpac Banking Corp. (next reset date 09/16/14) (b)	45,000,000	0.225	01/16/15	45,000,000
Westpac Banking Corp. (next reset date 10/24/14) (b)	20,000,000	0.243	04/24/15	20,000,000

Total Certificates of Deposit (amortized cost $2,219,002,703)				2,219,002,703

Financial Company Commercial Paper - 21.2%
BNP Paribas	75,000,000	0.230	11/04/14	74,969,333
Caisse des Depots et Consignations (a)	45,000,000	0.170	09/22/14	44,995,537
Caisse des Depots et Consignations (a)	100,000,000	0.170	10/03/14	99,984,889
DnB Bank ASA (c)	75,000,000	0.215	01/20/15	74,936,844
Electricite De France SA (c)	50,000,000	0.172	10/28/14	49,986,542
Erste Abwicklungsanstalt (a)	62,500,000	0.170	10/15/14	62,487,014
General Electric Capital Corp.	20,000,000	0.200	10/09/14	19,995,778
General Electric Capital Corp.	15,000,000	0.230	02/04/15	14,985,050
Nordea Bank AB (c)	100,000,000	0.180	09/02/14	99,999,500
Nordea Bank AB (c)	50,000,000	0.220	10/15/14	49,986,556

10	Prime Money Market Fund

SSgA

Prime Money Market Fund

Schedule of Investments, continued — August 31, 2014

	Principal Amount ($) or Shares	Rate % (#)	Date of Maturity	Value $
Nordea Bank AB (c)	50,000,000	0.200	01/22/15	49,960,278
Skandinaviska Enskilda Banken AB (c)	50,000,000	0.230	10/16/14	49,985,625
Standard Chartered Bank (c)	100,000,000	0.180	11/07/14	99,966,500
Sumitomo Mitsui Banking Corp. (c)	100,000,000	0.220	10/02/14	99,981,055
Swedbank AB	50,000,000	0.230	01/07/15	49,959,111
Swedbank AB	125,000,000	0.230	02/06/15	124,873,819
Toyota Motor Credit Corp.	22,000,000	0.200	01/08/15	21,984,233
Westpac Banking Corp. (next reset date 09/04/14) (b)(c)	30,000,000	0.226	03/04/15	29,999,485
Westpac Banking Corp. (next reset date 09/15/14) (b)(c)	40,000,000	0.226	01/13/15	40,000,000

Total Financial Company Commercial Paper (amortized cost $1,159,037,149)				1,159,037,149

Other Notes - 12.6%
Bank of America NA	75,000,000	0.200	09/04/14	75,000,000
JPMorgan Chase Bank NA (next reset date 09/08/14) (b)	60,000,000	0.351	09/04/15	60,000,000
JPMorgan Chase Bank NA (next reset date 10/22/14) (b)	35,000,000	0.352	09/22/15	35,000,000
Lloyds Bank PLC	170,000,000	0.050	09/02/14	170,000,000
Natixis	179,767,000	0.060	09/02/14	179,767,000
Royal Bank of Canada (next reset date 10/07/14) (a)(b)	35,000,000	0.282	09/04/15	35,000,000
Svenska Handelsbanken AB (next reset date 09/29/14) (b)(c)	40,000,000	0.305	02/27/15	40,000,000
Wells Fargo Bank NA (next reset date 09/10/14) (b)	35,000,000	0.280	09/10/15	35,000,000
Wells Fargo Bank NA (next reset date 09/22/14) (b)	58,000,000	0.326	09/18/15	58,000,000

Total Other Notes (amortized cost $687,767,000)				687,767,000

Total Investments - 76.3% (amortized cost $4,165,777,852)				4,165,777,852

Repurchase Agreements - 23.7%
Government Agency Repurchase Agreements - 5.5%
Agreement with Barclays Capital, Inc. and The Bank of New York Mellon Corp. (Tri-Party) of $200,000,000 dated August 29, 2014 at 0.050% to be repurchased at $200,001,111 on September 2, 2014, collateralized by: $199,441,000 par various United States Government Mortgage Agency Obligations valued at $204,000,460.				200,000,000
Agreement with Goldman Sachs & Co. and The Bank of New York Mellon Corp. (Tri-Party) of $100,000,000 dated August 29, 2014 at 0.060% to be repurchased at $100,000,833 on September 3, 2014, collateralized by: $181,772,724 par various United States Government Mortgage Agency Obligations valued at $102,000,001.				100,000,000

Total Government Agency Repurchase Agreements (identified cost $300,000,000)				300,000,000

Treasury Repurchase Agreements - 14.6%
Agreement with Federal Reserve Bank and The Bank of New York Mellon Corp. (Tri-Party) of $800,000,000 dated August 29, 2014 at 0.050% to be repurchased at $800,004,444 on September 2, 2014, collateralized by: $635,540,300 par various United States Government Treasury Obligations valued at $800,004,499. (identified cost $800,000,000)				800,000,000

Prime Money Market Fund	11

SSgA

Prime Money Market Fund

Schedule of Investments, continued — August 31, 2014

Value $
Other Repurchase Agreements - 3.6%
Agreement with Credit Suisse Securities (USA) LLC and JP Morgan Chase & Co. (Tri-Party) of $125,000,000 dated August 29, 2014 at 0.320% to be repurchased at $125,004,444 on September 2, 2014, collateralized by: $3,230,299 par various Common Stocks or Exchange Traded Funds valued at $135,008,707.	125,000,000
Agreement with Credit Suisse Securities (USA) LLC and JP Morgan Chase & Co. (Tri-Party) of $45,000,000 dated August 29, 2014 at 0.480% to be repurchased at $45,025,200 on October 10, 2014, collateralized by: $50,967,254 par various Corporate Bonds valued at $49,444,461.	45,000,000
Agreement with JPM Chase and JP Morgan Chase & Co. (Tri-Party) of $25,000,000 dated August 29, 2014 at 0.357% to be repurchased at $25,006,942 on September 26, 2014, collateralized by: $24,447,128 par various Corporate Bonds valued at $26,304,522.	25,000,000

Total Other Repurchase Agreements (identified cost $195,000,000)	195,000,000

Total Repurchase Agreement (identified cost $1,295,000,000)	1,295,000,000

Total Investments and Repurchase Agreements - 100.0% (d) (cost $5,460,777,852) (e)	5,460,777,852

Other Assets and Liabilities, Net - 0.0% (f)	(765,337)

Net Assets - 100.0%	5,460,012,515

Footnotes:

#	For purposes of this report, for non-interest bearing Commercial Paper and Discount Notes, the discount rate at purchase is used to populate the coupon rate column.
(a)	Security exempt from registration under Rule 144A. These securities, which represent 6.27% of net assets as of August 31, 2014, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)	Adjustable or floating rate security. Rate shown reflects rate in effect at year end.
(c)	Rule 144A, Section 4(2) or other security, which is restricted to resale to institutional investors. The Portfolio’s investment manager has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent $684,802,385 or 12.54% of net assets as of August 31, 2014.
(d)	Unless otherwise indicated, the values of securities of the Fund are determined based on Level 2 inputs (Note 2).
(e)	The identified cost for Federal income tax purposes
(f)	Less than 0.05% of net assets

12	Prime Money Market Fund

SSgA

Prime Money Market Fund

Presentation of Portfolio Holdings — August 31, 2014

Categories	% of Net Assets

Asset Backed Commercial Paper	1.8
Certificates of Deposit	40.7
Financial Company Commercial Paper	21.2
Other Notes	12.6
Repurchase Agreements	23.7

Total Investments and Repurchase Agreements	100.0
Other Assets and Liabilities, Net	(—	)*

	100.0

*	Less than 0.05% of net assets.

See accompanying notes which are an integral part of the financial statements.

Prime Money Market Fund	13

SSgA

Institutional Money Market Funds

Statements of Assets and Liabilities — August 31, 2014

	U.S. Treasury Money Market Fund	Prime Money Market Fund

Assets
Investments, at identified cost	$5,525,581,638	$4,165,777,852
Investments at amortized cost which approximates value	5,525,581,638	4,165,777,852
Repurchase agreements at cost which approximates value	2,366,000,000	1,295,000,000
Cash	182,090,629	294
Receivables:
Dividends and interest	564,216	598,241
Fund shares sold	543	—
From adviser	2,505,874	436,433
Prepaid expenses	93,885	57,925

Total assets	8,076,836,785	5,461,870,745

Liabilities
Payables:
Accrued fees to affiliates and trustees	3,091,516	1,811,692
Other accrued expenses	36,636	40,040
Income distribution	—	6,498

Total liabilities	3,128,152	1,858,230

Net Assets	$8,073,708,633	$5,460,012,515

Net Assets Consist of:
Overdistributed net investment income	$—	$(6,498)
Accumulated net realized gain	—	122,144
Paid-in-capital	8,073,708,633	5,459,896,869

Net Assets	$8,073,708,633	$5,460,012,515

Net Asset Value, offering and redemption price per share:
Net asset value per share: (a)	$1.00	$1.00
Net assets	$8,073,708,633	$5,460,012,515
Shares outstanding ($0.001 par value)	8,073,775,573	5,459,963,541

(a)	Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

14	Statements of Assets and Liabilities

SSgA

Institutional Money Market Funds

Statements of Operations — For the Year Ended August 31, 2014

	U.S. Treasury Money Market Fund	Prime Money Market Fund

Investment Income
Interest	$4,488,674	$11,861,360

Total investment income	4,488,674	11,861,360

Expenses
Advisory fees	12,113,615	9,188,152
Administration fees	1,084,083	742,380
Custodian fees	1,003,966	805,627
Distribution fees	1,421,216	1,495,327
Transfer agent fees	59,840	59,042
Professional fees	151,513	129,275
Registration fees	23,566	26,277
Shareholder servicing fees	2,171,731	1,546,003
Trustees’ fees	145,063	142,832
Insurance fees	164,360	207,862
Printing fees	58,261	42,711
Miscellaneous	94,976	82,692

Expenses before reductions	18,492,190	14,468,180
Expense reductions	(14,003,516)	(3,248,536)

Net expenses	4,488,674	11,219,644

Net investment income	—	641,716

Net Realized Gain
Net realized gain on investments	—	163,433

Net Increase in Net Assets from Operations	$—	$805,149

See accompanying notes which are an integral part of the financial statements.

Statements of Operations	15

SSgA

Institutional Money Market Funds

Statements of Changes in Net Assets

	U.S. Treasury Money Market Fund		Prime Money Market Fund
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013

Increase (Decrease) in Net Assets

Operations
Net investment income	$—	$—	$641,716	$6,402,170
Net realized gain	—	12,945	163,433	197,989

Net increase in net assets from operations	—	12,945	805,149	6,600,159

Distributions
From net investment income	(8,496)	—	(889,158)	(6,402,170)
From net realized gains	(12,948)	—	(203,061)	—

Net decrease in net assets from distributions	(21,444)	—	(1,092,219)	(6,402,170)

Share Transactions
Net increase (decrease) in net assets from share transactions	1,632,918,125	2,052,836,894	(2,311,165,824)	(4,301,364,826)

Net Increase (Decrease) in Net Assets	1,632,896,681	2,052,849,839	(2,311,452,894)	(4,301,166,837)

Net Assets
Beginning of year	6,440,811,952	4,387,962,113	7,771,465,409	12,072,632,246

End of year	$8,073,708,633	$6,440,811,952	$5,460,012,515	$7,771,465,409

Undistributed (overdistributed) net investment income included in net assets	$—	$1,411	$(6,498)	$204,727

See accompanying notes which are an integral part of the financial statements.

16	Statements of Changes in Net Assets

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SSgA

Institutional Money Market Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below.

	$ Net Asset Value, Beginning of Year	$ Net Investment Income (Loss)(a)(b)		$ Net Realized and Unrealized Gain (Loss)		$ Total from Investment Operations		$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain
U.S. Treasury Money Market Fund
August 31, 2014	1.0000	—		—		—		— (c)	—	(c)
August 31, 2013	1.0000	—		—	(c)	—	(c)	—	—
August 31, 2012	1.0000	—		—	(c)	—	(c)	—	—	(c)
August 31, 2011	1.0000	—	(c)	—	(c)	—	(c)	— (c)	—	(c)
August 31, 2010	1.0000	—	(c)	—	(c)	—	(c)	— (c)	—
Prime Money Market Fund
August 31, 2014	1.0000	0.0001		—	(c)	0.0001		(0.0001)	—	(c)
August 31, 2013	1.0000	0.0007		—	(c)	0.0007		(0.0007)	—
August 31, 2012	1.0000	0.0010		—	(c)	0.0010		(0.0010)	—
August 31, 2011	1.0000	0.0012		—	(c)	0.0012		(0.0012)	—
August 31, 2010	1.0000	0.0013		—	(c)	0.0013		(0.0013)	—	(c)

(a)	Average daily shares outstanding were used for this calculation.
(b)	Reflects amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(c)	Less than $0.0001 per share.
(d)	Less than 0.005%.
(e)	Less than 0.005% of average net assets.

See accompanying notes which are an integral part of the financial statements.

18	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return		$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net	% Ratio of Expenses to Average Net Assets, Gross	% Ratio of Net Investment Income to Average Net Assets

— (c)	1.0000	—	(d)	8,073,709	0.06	0.23	—
—	1.0000	—		6,440,812	0.09	0.24	—
— (c)	1.0000	—	(d)	4,387,962	0.08	0.25	—
— (c)	1.0000	—	(d)	4,410,166	0.11	0.25	—	(e)
— (c)	1.0000	—	(d)	4,215,084	0.13	0.25	—	(e)

(0.0001)	1.0000	0.01		5,460,013	0.18	0.24	0.01
(0.0007)	1.0000	0.07		7,771,465	0.20	0.25	0.07
(0.0010)	1.0000	0.10		12,072,632	0.20	0.25	0.10
(0.0012)	1.0000	0.12		9,934,761	0.20	0.25	0.12
(0.0013)	1.0000	0.13		12,043,331	0.20	0.26	0.13

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	19

SSgA

Institutional Money Market Funds

Notes to Financial Statements — August 31, 2014

1.	Organization

The SSgA Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and was organized as a business trust under the laws of the Commonwealth of Massachusetts on October 3, 1987 and operates under a Second Amended and Restated Master Trust Agreement, dated May 15, 2012 (the “Agreement”).

The Trust consists of the series and classes, all of which have the same rights and privileges, including the same voting rights, as listed in the table below. Each series is authorized to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value. The following table details the Trust’s effective series and related classes of shares. Only those funds (the “Funds”) which appear on the front cover are included in this Shareholder Report, the other funds are included in separate Shareholder Reports.

Fund	Classes	Commencement of Operations:
SSgA Money Market Fund	Class N	May 2, 1998
SSgA U.S. Government Money Market Fund	Class N	March 1, 1991
SSgA Prime Money Market Fund	Class N	February 22, 1994
SSgA U.S. Treasury Money Market Fund	Class N	December 1, 1993
SSgA High Yield Bond Fund	Class N Class A Class C Class I Class K	May 4, 1998 July 7, 2014 July 7, 2014 July 7, 2014 July 7, 2014
SSgA Enhanced Small Cap Fund	Class N Class A Class C Class I Class K	March 22, 2005 July 7, 2014 July 7, 2014 July 7, 2014 July 7, 2014
SSgA Dynamic Small Cap Fund	Class N Class A Class C Class I Class K	July 1, 1992 July 7, 2014 July 7, 2014 July 7, 2014 July 7, 2014
SSgA IAM SHARES Fund	Class N	June 2, 1999
SSgA Clarion Real Estate Fund	Class N Class A Class C Class I Class K	April 29, 1998 July 7, 2014 July 7, 2014 July 7, 2014 July 7, 2014
SSgA S&P 500 Index Fund	Class N	December 30, 1992
SSgA Emerging Markets Fund	Class N Select Class[1] Class A Class C Class I Class K	March 1, 1994 November 28, 2005 July 7, 2014 July 7, 2014 July 7, 2014 July 7, 2014

[1]	Select Class shares of the SSgA Emerging Markets Fund may not be purchased by individuals directly, but must be purchased through a third party financial institution which is permitted by contract with the Trust or State Street Global Markets, LLC to offer shares (“Select Intermediaries”). Select Intermediaries are advisors, securities brokers, banks and financial institutions or other industry professionals or organizations that have entered into a shareholder servicing agreement with the State Street Global Markets, LLC with respect to investments of its accounts in the Select Class.

20	Notes to Financial Statements

SSgA

Institutional Money Market Funds

Notes to Financial Statements, continued — August 31, 2014

1.	Organization, (continued)

Fund	Classes	Commencement of Operations:
SSgA International Stock Selection Fund	Class N Class A Class C Class I Class K	March 7, 1995 July 7, 2014 July 7, 2014 July 7, 2014 July 7, 2014

The SSgA Money Market Fund, SSgA U.S. Treasury Money Market Fund, SSgA Prime Money Market Fund and SSgA U.S. Government Money Market Fund are each considered to be money market funds pursuant to Rule 2a-7 under the 1940 Act (the “Money Market Funds”). It is the policy of the Money Market Funds to maintain a stable net asset value per share of $1.00. However, there is no assurance the Money Market Funds will be able to maintain a stable net asset value per share.

An investment in the Money Market Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Funds seek to preserve the value of shareholders’ investment at $1.00 per share, it is possible to lose money by investing in the Money Market Funds.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies.

Recent Regulatory Action

In June 2014, the FASB issued guidance to improve the financial reporting of repurchase agreements and other similar repurchase financing transactions. The guidance will require expanded disclosure for entities that enter into repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

On July 23, 2014, the SEC adopted amendments to the governing rules for money market funds. The amendments require that, following a two-year implementation timeframe, institutional prime and institutional tax exempt money market funds adopt a floating net asset value. The rule changes also allow for certain liquidity-based redemption fees and gate, and include enhanced requirements for disclosure and stress testing. The degree to which a money market fund will be impacted by the rule amendments will depend upon the type of fund and type of investors (retail or institutional). At this time, management is evaluating the implications of these amendments and their impact to the Funds’ financial statements and accompanying notes.

2.	Significant Accounting Policies

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Security Valuation

As permitted in accordance with Rule 2a-7 of the 1940 Act, each Fund values portfolio investments using the amortized cost method which approximates fair market value. Under this method, each portfolio instrument is initially valued at cost, and thereafter assumes a constant accretion/amortization to maturity date or next reset date of any discount or premium.

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a “fair value” hierarchy that prioritizes inputs to valuation methods and requires a separate disclosure of the fair value hierarchy, for each major category of assets and liabilities that segregates fair value measurements into levels (Level 1, 2, and 3). In such cases, an investment’s level within

Notes to Financial Statements	21

SSgA

Institutional Money Market Funds

Notes to Financial Statements, continued — August 31, 2014

the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1 — Inputs using quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

•

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are nonactive, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair market value of investments.

The following is a summary of the inputs used, as of August 31, 2014, in valuing the Portfolios’ assets carried at fair value:

	Investments in Securities
Valuation Inputs	U.S. Treasury Money Market Fund	Prime Money Market Fund
Level 1 — Quoted Prices	$—	$—
Level 2 — Other Significant Observable Inputs	7,891,581,638	5,460,777,852
Level 3 — Significant Unobservable Inputs	—	—

Total Investments	$7,891,581,638	$5,460,777,852

The type of inputs used to value each security under the provisions surrounding fair value measurement and disclosures is identified in each Schedule of Investments, which also includes a breakdown of the Portfolios’ investments by category.

The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Short-term instruments purchased by the Funds and maturing within 60 days of the time of purchase are valued at “amortized cost” unless the Board or persons acting at their direction determines that amortized cost does not represent fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy. Transfers between fair value hierarchy levels are recognized at the end of the year.

As of the year ended August 31, 2014, there were no transfers between levels.

Securities Transactions

Securities transactions are recorded on a trade date basis, which in most instances is the same as the settlement date. Realized gains and losses from securities transactions, if any, are recorded on the basis of identified cost which is the same basis used for federal income taxes.

Investment Income

Interest income is recorded daily on an accrual basis and includes amortization of premium and accretion of discount on investments. Premium is amortized and discount is accreted using the straight line method. Distributions received on securities that represent a return on capital or capital gains are recorded as a reduction on cost of investments and/or as a realized gain.

22	Notes to Financial Statements

SSgA

Institutional Money Market Funds

Notes to Financial Statements, continued — August 31, 2014

Federal Income Taxes

Since the Trust is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

It is each Fund’s intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986 as amended (the “Code”). This requires each Fund to distribute an amount sufficient to avoid any excise tax under Section 4982 of the Code. Therefore, for the year ended August 31, 2014, the Funds paid no federal income taxes and no federal income tax provision was required for the Funds.

Each Fund files a U.S. tax return. At August 31, 2014, the Funds had recorded no liabilities for unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ended August 31, 2011 through August 31, 2013, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds may have net tax basis capital loss carryforwards which may be applied against any realized short-term or long-term taxable gains in each succeeding year until they are utilized. At August 31, 2014, the Funds had no net tax basis capital loss carryforwards.

For the year ended August 31, 2014, the Funds’ components of distributable earnings and tax composition of distributions for federal income tax purposes were as follows:

	U.S. Treasury Money Market Fund	Prime Money Market Fund

Components of Distributable Earnings:
Undistributed Ordinary Income	$—	$122,144

Tax Composition of Distributions:
Ordinary Income	$21,444	$1,092,219

Dividends and Distributions to Shareholders

The Funds declare and record dividends on net investment income daily and pay them monthly. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains. Each Fund may periodically make reclassifications among certain of its capital accounts without impacting net asset value for differences between federal tax regulations and U.S. GAAP.

The amount and character of income and gains to be distributed are determined in accordance with federal income tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes. These differences relate primarily to capital loss carryforwards.

Expenses

Most expenses can be directly attributed to a Fund. Expenses of the Trust which cannot be directly attributed to a Fund are allocated among all funds of the Trust based principally on their relative average net assets.

Repurchase Agreements

The Funds may enter into repurchase agreements under the terms of a Master Repurchase Agreement. A repurchase agreement customarily obligates the seller at the time it sells securities to the Funds to repurchase the securities at a mutually agreed-upon price and time. The total amount received by the Funds on repurchase is calculated to exceed the price paid by the Funds, reflecting an agreed-upon market rate of interest for the period of time to the settlement date, and is not necessarily

Notes to Financial Statements	23

SSgA

Institutional Money Market Funds

Notes to Financial Statements, continued — August 31, 2014

related to the interest rate on the underlying securities. The underlying securities are ordinarily United States Government securities or (for SSgA Prime Money Market Fund only) Government Agency securities, but the underlying securities on the SSgA Prime Money Market Fund may consist of other securities such as common stock, corporate bonds and exchange traded funds in limited circumstances. The value of the underlying securities, at the time of purchase and each subsequent business day, is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The use of repurchase agreements involves certain risks. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it. Master Repurchase Agreements generally allow netting upon insolvency of either party, but do not allow netting across transactions with the same counterparty. The Funds may enter into repurchase agreements maturing within a specified date with domestic dealers, banks and other financial institutions deemed to be creditworthy by the Funds’ investment adviser.

Contractual Obligation/ Indemnification

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Funds enter into contracts that contain a variety of representations and obligations, including general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.	Related Party Transactions, Fees and Expenses

Adviser and Affiliates

SSgA Funds Management, Inc. (the “Adviser”) manages the Funds pursuant to an Amended and Restated Investment Advisory Agreement dated April 11, 2012, between the Trust and the Adviser. The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. The Adviser and other advisory affiliates of State Street Corporation make up State Street Global Advisors, the investment management arm of State Street Corporation and its affiliated companies. The Adviser directs the investments of each Fund in accordance with their investment objectives, policies, and limitations. For these services, the Funds pay a fee to the Adviser, calculated daily and paid monthly at the annual rate of 0.15% of its daily average net assets.

The Adviser is contractually obligated until December 31, 2014 to waive 0.05% of its 0.15% management fee on the U.S. Treasury Money Market Fund. Additionally, effective May 1, 2014, the Adviser is further contractually obligated until December 31, 2015 to waive its management fee and to reimburse the Fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees) exceed 0.16% of average daily net assets on an annual basis. Prior to May 1, 2014, the Adviser was contractually obligated to waive its management fee on the U. S. Treasury Money Market Fund and to reimburse the Fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees) exceed 0.20% of average daily net assets on an annual basis. The total amounts of the waiver and reimbursement for the year ended August 31, 2014 were $4,037,872 and $0, respectively. The Adviser does not have the ability to recover these amounts waived or reimbursed under this contractual agreement.

The Adviser is contractually obligated until December 31, 2014 to waive 0.05% of its 0.15% management fee on the Prime Money Market Fund. Additionally, effective May 1, 2014, the Adviser is further contractually obligated until December 31, 2015 to waive its management fee and to reimburse the Fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees) exceed 0.15% of average daily net assets on an annual basis. Prior to May 1, 2014, the Adviser was contractually obligated to waive its management fee on the Prime Money Market Fund and to reimburse the Fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees) exceed 0.20% of average daily net assets on an annual basis. The total amounts of the waiver and reimbursement for the year ended August 31, 2014 were $3,062,716 and $4,321, respectively. The Adviser does not have the ability to recover these amounts waived or reimbursed from prior periods.

24	Notes to Financial Statements

SSgA

Institutional Money Market Funds

Notes to Financial Statements, continued — August 31, 2014

Prior to December 31, 2014, as specified above, this agreement may not be terminated with respect to a Fund without the approval of the Board of Trustees. This agreement supersedes any prior voluntary waiver or reimbursement arrangements for the Funds specifically named above and may, at the Adviser’s option, continue after the dates designated above.

The Adviser also may voluntarily reduce all or a portion of its fees and/or reimburse expenses to the extent necessary to maintain a minimum net yield for a Fund (the “Voluntary Reduction”) which may vary from time to time and from fund to fund in the Adviser’s sole discretion. Under an agreement with SSgA Funds relating to the Voluntary Reduction, the U.S. Treasury Money Market Fund and the Prime Money Market Fund, respectively, have agreed to reimburse the Adviser for the full dollar amount of any Voluntary Reduction beginning on August 1, 2012, subject to certain limitations. A Fund will not be obligated to reimburse the Adviser: more than three years after the end of the fiscal year for the Fund in which the Adviser provided a Voluntary Reduction; in respect of any business day for which the net annualized one-day yield is less than 0.00%; to the extent that the amount of the reimbursement to the Adviser on any day exceeds fifty percent of the yield (net of all expenses, exclusive of the reimbursement) of the Fund on that day; to the extent that the amount of such reimbursement would cause the Fund’s net yield to fall below the Fund’s minimum net yield; or in respect of any fee waivers and/or expense reimbursements that are necessary to maintain a Fund’s contractual total expense limit which is effective at the time of such fee waivers and/or expense reimbursements. A reimbursement to the Adviser could negatively impact the U.S. Treasury Money Market Fund’s and the Prime Money Market Fund’s future yield. There is no guarantee that either the U.S. Treasury Money Market Fund or the Prime Money Market Fund will be able to avoid a negative yield. The Adviser may, in its sole discretion, irrevocably waive receipt of any or all reimbursement amounts due from a Fund, without limitation. Any such waiver or reimbursement would be voluntary and may be revised or cancelled at any time without notice. For the year ended August 31, 2014, the Adviser voluntarily waived $8,075,743 of its fee and reimbursed $1,783,748 of expenses on the U.S. Treasury Money Market Fund and voluntarily waived $181,137 of its fee and reimbursed $0 of expenses on the Prime Money Market Fund. Voluntary reductions subject to potential recovery by year of expiration are as follows:

Expiration	U.S. Treasury Money Market Fund	Prime Money Market Fund

8/31/2015	$226,572	$—
8/31/2016	$4,941,980	$—
8/31/2017	$8,075,743	$181,137

The SSgA Funds are permitted to invest their cash reserves (i.e., monies awaiting investment in portfolio securities suitable for the Funds’ objectives) in the Prime Money Market Fund. As of August 31, 2014, $8,870,258, or 0.16% of the shares outstanding represents the investments of other Funds of the Trust not presented herein.

Boston Financial Data Services, Inc. (“BFDS”) serves as the Funds’ transfer and dividend paying agent, pursuant to an agreement dated August 1, 2006, as amended. For these services, the Funds pay annual account services fees, activity based fees, charges related to compliance and regulatory services and a minimum fee of $200 for each Fund. BFDS is a joint venture of DST Systems, Inc., and State Street Corporation.

State Street Bank and Trust Company (“State Street”), a wholly-owned subsidiary of State Street Corporation, provides custody and fund accounting services to the Funds pursuant to an Amended and Restated Custodian Contract dated April 11, 2012. For these services, the Funds pay State Street asset-based fees that vary according to the number of positions and transactions plus out-of-pocket expenses. In addition, the Funds have entered into arrangements with State Street whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Funds’ expenses. The custody credits are included in the expense reductions in the Statements of Operations. For the year ended August 31, 2014, the Funds’ custodian fees were reduced by the following amounts under these arrangements:

Amount Paid

U.S. Treasury Money Market Fund	$106,153
Prime Money Market Fund	362

Administrator

State Street (the “Administrator”) serves as the Trust’s Administrator, pursuant to an administration agreement dated January 1, 2013 (the “Administration Agreement”). Under the Administration Agreement, the Administrator supervises certain administrative aspects of the Trust’s operations. The Trust pays the Administrator an annual fee, payable monthly on a pro rata basis. The annual fee is based on the following percentages of the average daily net assets of the Trust: $0 to

Notes to Financial Statements	25

SSgA

Institutional Money Market Funds

Notes to Financial Statements, continued — August 31, 2014

$10 billion - 0.0175%; next $10 billion - 0.0125%; next $10 billion - 0.0075% and 0.0050% thereafter. In addition, the Trust pays additional fees to the Administrator for certain services and reimburses the Administrator for out-of-pocket expenses.

Distributor and Shareholder Servicing

State Street Global Markets, LLC (the “Distributor” or “SSGM”) promotes and offers shares of the Trust pursuant to an Amended and Restated Distribution Agreement dated April 11, 2012. The Distributor may enter into agreements with other related and non-related parties which act as agents to offer and sell shares of the Funds. The amounts paid to the Distributor are included in the accompanying Statements of Operations. The Distributor is a wholly-owned subsidiary of State Street Corporation.

The Trust has adopted a distribution plan pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act. Under this Plan, the Trust is authorized to make payments to the Distributor, or any shareholder servicing agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Trust and the servicing of investor accounts.

To compensate the Distributor for the services it provides and for the expenses it bears in connection with the distribution of shares of the Fund, that Fund may make payments from the assets attributable to certain classes of its shares to the Distributor under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan is a compensation plan that provides for payments at annual rates (based on average daily net assets) described below.

The Plan will continue in effect with respect to a class of shares of a Fund only if such continuance is specifically approved at least annually by a vote of both a majority of the Board of Trustees of the Trust and a majority of the Trustees of the Trust who are not “interested persons” of the Trust (the “Independent Trustees”) and have no direct or indirect financial interest in the operation of the Plan or in any agreements related thereto (the “Qualified Distribution Plan Trustees”). The Plan may not be amended to increase materially the amount of a Fund’s permitted expenses thereunder without the approval of a majority of the outstanding shares of the affected share class and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Distribution Plan Trustees. At the time of adoption, none of the Independent Trustees of the Trust had a direct or indirect financial interest in the operation of the Plan. The Plan calls for payments at an annual rate (based on average net assets) of 0.25%.

Additionally, on April 14, 2014, the Board approved an Amended and Restated Distribution Agreement which includes the following limits on the amount of Rule 12b-1 fees the Distributor is reimbursed pursuant to the Plan:

12b-1 Fee Limit
SSgA U.S. Treasury Money Market Fund	0.04%
SSgA Prime Money Market Fund	0.05%

The Plan may benefit the Funds by increasing sales of shares and reducing redemptions of shares, resulting potentially, for example, in economies of scale and more predictable flows of cash into and out of the Funds. Because Rule 12b-1 fees are paid out of a Fund’s assets, all shareholders share in that expense; however, because shareholders hold their shares through varying arrangements (for example, directly or through financial intermediaries), they may not share equally in the benefits of the Plan.

Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Funds, and/or provide certain administrative and account maintenance services to mutual fund shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, and insurance companies.

In some cases, a financial intermediary may hold its clients’ Fund shares in nominee or street name. Shareholder services provided by a financial intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semi-annual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting

26	Notes to Financial Statements

SSgA

Institutional Money Market Funds

Notes to Financial Statements, continued — August 31, 2014

distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

The compensation paid by the Distributor to a financial intermediary may be paid continually over time, during the period when the intermediary’s clients hold investments in the Funds. The compensation to financial intermediaries includes networking fees and account-based fees. The amount of continuing compensation paid by the Distributor to different financial intermediaries varies.

Some portion of the Distributor’s payments to financial intermediaries will be made out of amounts received by the Distributor under the Funds’ Plans. In addition, certain of the Funds may reimburse the Distributor for payments the Distributor makes to financial intermediaries that provide certain recordkeeping, administrative and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Trustees and is reviewed by the Trustees periodically.

A Fund may pay distribution fees, service fees and other amounts described above at a time when shares of the Fund are not being actively promoted to new investors generally, or when shares of that Fund are unavailable for purchase.

Each Fund listed in the table below has a shareholder servicing agreement with State Street and Wealth Management Systems, an entity related to State Street. For these services, each Fund pays a maximum of 0.025% to State Street, and 0.05% to Wealth Management Systems, based on the average daily value of all Class N shares held by their clients. For the period ended August 31, 2014, the Funds paid the following shareholder servicing expenses to the Agents:

	State Street	Wealth Management Systems

U.S. Treasury Money Market Fund	$2,017,945	$166,509
Prime Money Market Fund	1,459,926	183,471

The Fund(s) did not incur any expenses from Fiduciary Investors Services during the period.

Board of Trustees

Independent Trustees are compensated on a calendar year basis. Any Trustee who is deemed to be an “interested person” (as defined in the 1940 Act) of the Funds does not receive compensation from the Funds for his or her service as a Trustee.

As of January 24, 2014, each Independent Trustee receives for his or her services to the State Street Master Funds, State Street Institutional Investment Trust and SSgA Funds, a $141,500 annual base retainer in addition to $18,000 for each in-person meeting and $2,000 for each telephonic meeting from the Trust. The Trust pays a fixed allocation of $15,000 per Fund. The Co-Chairmen each receive an additional $44,000 annual retainer. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. As of the date of this Shareholder Report, the Trustees were not paid pension or retirement benefits as part of SSgA Funds’ expenses. However, the SSgA Funds have, pursuant to an exemptive order from the SEC, implemented an optional deferred compensation plan by which the Independent Trustees may defer receipt of compensation and receive a return on the deferred amount determined with reference to the performance of shares of specified SSgA Funds. As of the fiscal year ended August 31, 2014, none of the Independent Trustees participated in the optional deferred compensation program. The SSgA Funds’ officers are compensated by the Adviser and its affiliates.

Independent Trustees’ fees are allocated among the Trust, State Street Master Fund and State Street Institutional Investment Trust and each of their respective series in such a manner as deemed equitable, taking into consideration the relative net assets of the series.

Notes to Financial Statements	27

SSgA

Institutional Money Market Funds

Notes to Financial Statements, continued — August 31, 2014

Accrued fees payable to affiliates and trustees as of August 31, 2014 were as follows:

	U.S. Treasury Money Market Fund	Prime Money Market Fund

Advisory fees	$2,120,405	$1,326,796
Administration fees	240,213	127,073
Custodian fees	76,137	63,790
Distribution fees	193,364	91,879
Shareholder servicing fees	448,533	187,434
Transfer agent fees	10,471	12,196
Trustees’ fees	2,393	2,524

	$3,091,516	$1,811,692

4.	Fund Share Transactions (On a Constant Dollar per Share Basis)

	Year Ended August 31, 2014	Year Ended August 31, 2013
U.S. Treasury Money Market Fund
Proceeds from shares sold	$19,722,021,328	$30,459,523,197
Proceeds from reinvestment of distributions	20,561	—
Payments for shares redeemed	(18,089,123,764)	(28,406,686,303)

Net increase (decrease)	$1,632,918,125	$2,052,836,894

Prime Money Market Fund
Proceeds from shares sold	$20,834,820,548	$67,356,334,716
Proceeds from reinvestment of distributions	1,016,638	7,235,088
Payments for shares redeemed	(23,147,003,010)	(71,664,934,630)

Net increase (decrease)	$(2,311,165,824)	$(4,301,364,826)

5.	Market, Credit and Counterparty Risk

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The value of securities held by each Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations (credit risk). Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Funds’ Statements of Assets and Liabilities.

28	Notes to Financial Statements

SSgA

Institutional Money Market Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the SSgA Funds and Shareholders of the SSgA U.S. Treasury Money Market Fund and SSgA Prime Money Market Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SSgA U.S. Treasury Money Market Fund and SSgA Prime Money Market Fund (the “Funds”) (two of the funds comprising the SSgA Funds) as of August 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 30, 2014

Report of Independent Registered Public Accounting Firm	29

SSgA

Institutional Money Market Funds

Tax Information — August 31, 2014 (Unaudited)

For the tax year ended August 31, 2014, the U.S. Treasury Money Market Fund hereby designates 100% or the maximum amount allowable, of its net taxable income as qualified interest income taxed at individual ordinary income rates.

For the tax year ended August 31, 2014, the Prime Money Market Fund hereby designates 96% or the maximum amount allowable, of its net taxable income as qualified interest income taxed at individual ordinary income rates.

The Form 1099-DIV mailed to you in January 2015 will show the tax status of all distributions paid to your account in calendar year 2014.

Please consult a tax advisor for questions about federal or state income tax laws.

30	Tax Information

SSgA

Institutional Money Market Funds

Basis for Approval of Investment Advisory Contracts (Unaudited)

Trustee Considerations in Approving Continuation of Investment Advisory and Sub-Advisory Agreements2

Overview of the Contract Review Process

Under the Investment Company Act of 1940, an investment advisory agreement between a mutual fund and its investment adviser or sub-adviser may continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of those trustees who are not “interested persons” of the fund (commonly referred to as, the “Independent Trustees”) cast in person at a meeting called for the purpose of considering such approval.

Consistent with these requirements, the Independent Trustees on the Board of Trustees (the “Board”) of the SSgA Funds (the “Trust”), met in Executive Sessions on March 20, 2014, April 14, 2014 and June 19, 2014 to consider a proposal to approve, with respect to each portfolio series of the Trust (each, a “Fund” and collectively, the “Funds”), the continuation of the investment advisory agreement and sub-advisory agreement, as applicable, with SSgA Funds Management, Inc. (the “Adviser”), and, for certain funds, CBRE Clarion Securities, LLC (the “Sub-Adviser”) (together, the “Advisory Agreements”). Prior to voting on the proposal, the Independent Trustees, as well as the Trustees who are “interested persons” of the Adviser, reviewed information furnished by the Adviser and Sub-Adviser and others reasonably necessary to permit the Board to evaluate the proposal fully. Such information included, among other things, the following:

Information about Performance, Expenses and Fees

•	A report prepared by an independent provider of investment company data, which includes for each Fund:

¡

Comparisons of the Fund’s performance over the past one-, three-, five- and ten-year periods ended March 31, 2014, as applicable, to the performance of an appropriate benchmark for the Fund and a universe of other mutual funds with similar investment objectives and policies;

¡	Comparisons of the Fund’s expense ratio (with detail of component expenses) to the expense ratios of a group of comparable mutual funds selected by the independent data provider;

¡	A chart showing the Fund’s historical average net assets relative to its total expenses, management fees, and non-management expenses over the past five years, as applicable; and

¡	Comparisons of the Fund’s contractual management fee to the contractual management fees of comparable mutual funds at different asset levels.

•	Comparative information concerning fees charged by the Adviser for managing institutional accounts using investment strategies and techniques similar to those used in managing the Funds; and

•	Profitability analyses for (a) the Adviser with respect to each Fund and (b) affiliates of the Adviser that provide services to the Funds (“Affiliated Service Providers”).

[2]	Over the course of more than 20 years, the Independent Trustees have identified numerous relevant issues, factors and concerns (“issues, factors and concerns”) that they consider each year in connection with the proposed continuation of the advisory and sub-advisory agreements, the administration agreement, the distribution plans, the distribution agreement and various related-party service agreements (the “annual review process”). The statement of issues, factors and concerns and the related conclusions of the Independent Trustees may not change substantially from year to year. However, the information requested by, and provided to, the Independent Trustees with respect to the issues, factors and concerns and on which their conclusions are based is updated annually and, in some cases, may differ substantially from the previous year. The Independent Trustees schedule annually a separate in-person meeting that is dedicated to the annual review process (the “special meeting”). At the special meeting and throughout the annual review process, the Independent Trustees take a fresh look at each of the issues, factors and concerns in light of the latest available information and each year present one or more sets of comments and questions to management with respect to specific issues, factors and concerns. Management responds to such comments and questions to the satisfaction of the Independent Trustee before the annual review process is completed and prior to the Independent Trustees voting on proposals to approve continuation of the agreements and plans.

Basis for Approval of Investment Advisory Contracts	31

SSgA

Institutional Money Market Funds

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

Information about Portfolio Management

•	Descriptions of the investment management services provided by the Adviser and Sub-Adviser, as applicable, including their investment strategies and processes;

•

Information concerning the allocation of brokerage and the benefits received by the Adviser and Sub-Adviser, as applicable, as a result of brokerage allocation, including information concerning the acquisition of any research through “soft dollar” benefits received in connection with the Funds’ brokerage; and

•

Information regarding the procedures and processes used to value the assets of the Funds and the assistance provided to the administrator of the Funds by the Adviser in monitoring the effectiveness of such procedures and processes.

Information about the Adviser

•	Reports detailing the financial results and condition of the Sub-Adviser, and Adviser and its affiliates;

•	Descriptions of the qualifications, education and experience of the individual investment professionals responsible for managing the portfolios of the Funds;

•	A copy of each Code of Ethics adopted by the Adviser and Sub-Adviser, together with information relating to compliance with and the administration of such Codes;

•	A copy of the Adviser’s and Sub-Adviser’s proxy voting policies and procedures;

•

Information concerning the resources devoted by the Adviser to overseeing compliance by the Funds and their service providers, including the Adviser’s record of compliance with investment policies and restrictions and other operating policies of the Funds; and

•	A description of the business continuity and disaster recovery plans of the Adviser and Sub-Adviser.

Other Relevant Information

•

Information concerning the nature, quality and cost of various non-investment management services provided to the Funds by affiliates of the Adviser, including the custodian, administrator, fund accountant, transfer agent and securities lending agent of the Funds, and the role of the Adviser in managing the Funds’ relationship with these service providers;

•	Copies of the Advisory Agreements, Sub-Advisory Agreements and agreements with other service providers of the Funds;

•

Draft responses to letter dated February 23, 2014 from Joseph P. Barri, LLC (counsel to the Independent Trustees), and reviewed prior to such date by Independent Counsel, requesting specific information, from each of:

¡

The Adviser, with respect to its operations relating to the Funds and its approximate profit margins before taxes from such operations for the Funds’ last fiscal year; and the relevant operations of other affiliated service providers to the Funds, together with their approximate profit margins from such relevant operations for the Funds’ last fiscal year;

¡

State Street Bank and Trust Company (“State Street”), the administrator, custodian, transfer agent, securities lending agent, and shareholder services for the Funds, with respect to its operations relating to the Funds; and

¡

State Street Global Markets, LLC, the principal underwriter and distributor of the shares of the Funds (the “Distributor”), with respect to its operations relating to the Funds, together with the Funds’ related distribution plans and arrangements under SEC Rule 12b-1;

•

Information from the Adviser, State Street and the Distributor providing any material changes to the previous information supplied in response to the letter dated February 24, 2014 from Joseph P. Barri, LLC prior to the Executive Session of the Board on June 19, 2014.

•

Excerpts from the Funds’ most recent Prospectuses, statements of Additional Information and Annual Reports for the fiscal year ended August 31, 2013, including (i) the latest prospectus descriptions of each Fund’s investment objectives, strategies and

32	Basis for Approval of Investment Advisory Contracts

SSgA

Institutional Money Market Funds

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

authorized investment techniques and investments; and (ii) the latest Annual Shareholder Report for each Fund, including Portfolio Management Discussion of Performance, as prepared by its portfolio management team, together with a graphic comparison of the performance of each Fund with its benchmark index, for its fiscal year ended August 31, 2013;

•

Lipper materials dated March 2014, obtained by an Independent Trustee and circulated to the other Independent Trustees and to Independent Counsel, with respect to the Funds for which such materials were then available; and

•	A summary of the foregoing materials prepared by Independent Counsel.

In addition to the information identified above, the Board considered information provided from time to time by the Adviser, and other service providers of the Funds throughout the year at meetings of the Board and its committees. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of the Adviser relating to the performance of the Funds and the investment strategies used in pursuing each Fund’s investment objective.

The Independent Trustees were assisted throughout the contract review process by their independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to each Fund.

Results of the Process

Based on a consideration of the foregoing and such other information as deemed relevant, including the factors and conclusions described below, on June 19, 2014 the Board, including a majority of the Independent Trustees, voted to approve continuation of the Advisory Agreements and Sub-Advisory Agreement effective July 1, 2014, for an additional year with respect to all Funds.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory Agreement and Sub-Advisory Agreement, the Board evaluated the nature, extent and quality of services provided to each Fund by the Adviser and Sub-Adviser, as applicable.

The Board considered the Adviser’s and Sub-Adviser’s, as applicable, management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing particular markets, industries and specific issuers of securities in these markets and industries. The Board also considered the substantial expertise of the Adviser and Sub-Adviser, as applicable, in developing and applying proprietary quantitative models for managing various Funds that invest primarily in equity securities. With respect to those Funds that invest primarily in fixed-income securities, the Board considered the extensive experience and resources committed by the Adviser to the evaluation of credit, interest-rate and currency risks. With respect to those Funds that operate as money market mutual funds, the Board considered the Adviser’s success in maintaining the constant dollar value of each Fund through extraordinary market conditions. The Board also took into account the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Funds by senior management.

The Board reviewed the compliance programs of the Adviser, Sub-Adviser and various affiliated service providers. Among other things, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity, the allocation of investment opportunities and the voting of proxies. The Board also considered the role of the Adviser in monitoring each Fund’s securities lending activities.

On the basis of the foregoing and other relevant information, the Board concluded that the Adviser and Sub-Adviser, as applicable, can be expected to continue to provide, high quality investment management and related services for the Funds.

Basis for Approval of Investment Advisory Contracts	33

SSgA

Institutional Money Market Funds

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

Fund Performance

The Board compared each Fund’s investment performance to the performance of an appropriate benchmark and universe of comparable mutual funds for various time periods ended March 31, 2014.

On the basis of the foregoing and other relevant information, the Board concluded that the performance of each operational Fund is satisfactory or better (a) by comparison to the performance of its peer group funds or (b) after considering steps taken by management to improve the performance of certain Funds.

Management Fees and Expenses

The Board reviewed the contractual investment advisory fee rates payable by each Fund and actual fees paid by each Fund, net of waivers. As part of its review, the Board considered each Fund’s management fee and total expense ratio (both before and after giving effect to any expense caps), as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered the comparability of the fees charged and the services provided to each Fund by the Adviser to the fees charged and services provided to other clients of the Adviser, including institutional accounts. In addition, the Board considered the willingness of the Adviser to provide undertakings from time to time to waive fees or pay expenses of various Funds to limit the total expenses borne by shareholders of such Funds. The Board also considered the fees that the Adviser pays to the Sub-Adviser for its services to the applicable Funds.

On the basis of the foregoing and other relevant information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the fees and the expense ratio of each Fund compare favorably to the fees and expenses of similar mutual funds and are reasonable in relation to the services provided.

Profitability

The Board reviewed the level of profits realized by the Adviser and its affiliates in providing investment advisory and other services to each Fund and to all Funds as a group. The Board considered other direct and indirect benefits received by the Adviser and the Affiliated Service Providers in connection with their relationships with the Funds, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Funds and other investment advisory clients, together with the ranges of profitability of each of the Affiliated Service Providers with respect to their services to the Funds.

The Board concluded that the profitability of the Adviser with respect to each of the Funds, and the profitability range of each of the Affiliated Service Providers with respect to its services to the Funds, were reasonable in relation to the services provided.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and each Fund and all Funds as a group, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific Fund or the Funds taken as a whole. The Board concluded that, in light of the current size of each Fund and all Funds as a group, the level of profitability of the Adviser and its affiliates with respect to each Fund and all Funds as a group over various time periods, and the comparatively low management fee and expense ratio of each Fund during these periods, it does not appear that the Adviser or its affiliates has realized benefits from economies of scale in managing the assets of the Funds to such an extent that previously agreed advisory fees should be reduced or that breakpoints in such fees should be implemented for any Fund at this time.

34	Basis for Approval of Investment Advisory Contracts

SSgA

Institutional Money Market Funds

Shareholder Requests for Additional Information — August 31, 2014

The Funds have adopted the proxy voting policies of the Adviser. A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities are contained in the Funds’ Statement of Additional Information, which is available (i) without charge, upon request, by calling the Funds at (800) 647-7327, (ii) on the Funds’ website at www.ssgafunds.com, (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov, or (iv) at the U.S. Securities and Exchange Commission’s public reference room.

The Funds will file their complete schedules of investments with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. For the second and fourth quarters, the complete schedules of investments are available in the Funds’ semi-annual and annual financial statements. The Funds’ Form N-Q is available (i) without charge, upon request, by calling the Funds at (800) 647-7327, (ii) on the Funds’ website at www.ssgafunds.com, (iii) on the Securities and Exchange Commission’s website at www.sec.gov, or (iv) at the Securities and Exchange Commission’s public reference room.

Shareholder Requests for Additional Information	35

SSgA

Institutional Money Market Funds

Disclosure of Information about Fund Trustees and Officers — August 31, 2014 (Unaudited)

The following table provides information with respect to each Trustee, including those Trustees who are not considered to be “interested” as that term is defined in the 1940 Act (the “Independent Trustees”), and officer of the Trust.

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Michael F. Holland Holland & Company, LLC 375 Park Avenue New York, NY 10152 YOB: 1944	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 1/14	Chairman, Holland & Company L.L.C. (investment adviser) (1995 – present).	55	Trustee and Co-Chairman, State Street Master Funds; Trustee and Co-Chairman, State Street Institutional Investment Trust; Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc.; Director, The Taiwan Fund, Inc.; Director, Reaves Utility Income Fund, Inc.; and Director, Blackstone/GSO Loan Funds.

Patrick J. Riley State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 1988	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to Present, Independent Director, State Street Global Advisers Ireland, Ltd. (investment company); 1998 to Present, Independent Director, SSgA Liquidity plc (formerly, SSgA Cash Management Fund plc); January 2009 to Present, Independent Director, SSgA Fixed Income plc; and January 2009 to Present, Independent Director, SSgA Qualified Funds PLC.	55	Trustee and Co-Chairman, State Street Master Funds; Trustee and Co-Chairman, State Street Institutional Investment Trust; Board Director and Chairman, SPDR Europe 1PLC Board (2011 – Present); Board Director and Chairman, SPDR Europe II, PLC (2013 – Present).

36	Disclosure of Information about Fund Trustees and Officers

SSgA

Institutional Money Market Funds

Disclosure of Information about Fund Trustees and Officers, continued — August 31, 2014 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES (continued)
William L. Boyan State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1937	Trustee and Co-Chairman of the Valuation Committee	Term: Indefinite Elected: 1/14	President and Chief Operations Officer, John Hancock Financial Services (1959 – 1999). Mr. Boyan retired in 1999. Chairman Emeritus, Children’s Hospital, Boston, MA (1984 – 2011); Former Trustee of Old Mutual South Africa Master Trust (investments) (1995 – 2008); Former Chairman, Boston Plan For Excellence, Boston Public Schools (1995 – 2010); Member of Advisory Board of Florida Atlantic University Lifelong Learning Society.	55	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust; Former Trustee of Old Mutual South Africa Master Trust; Trustee, Children’s Hospital, Boston, MA.

William L. Marshall State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1942	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 1988	April 2011 to Present, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Financial Planners Association; Director, SPCA of Bucks County, PA; and the Ann Silverman Community Clinic of Doylestown, PA.	55	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust; Director, Marshall Financial Group, Inc.

Richard D. Shirk State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1945	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee	Term: Indefinite Elected: 1988	March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare); 1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation); September 2002 to Present, Lead Director and Board Member, Amerigroup Corp. (managed health care); 1999 to Present, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and 2003 to 2009, Trustee, Gettysburg College.	55	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust; Board member, AeroCare Holdings (privately held healthcare services company) (February 2003 – Present); Board member, Regenesis Biomedical (health care services) (April 2012 – Present).

Disclosure of Information about Fund Trustees and Officers	37

SSgA

Institutional Money Market Funds

Disclosure of Information about Fund Trustees and Officers, continued — August 31, 2014 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES (continued)
Rina K. Spence State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 1/14	President of SpenceCare International LLC (international healthcare consulting) (1999 – present); Chief Executive Officer, IEmily.com (health internet company) (2000 – 2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998 – 1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 – 1998); President and CEO Emerson Hospital (1984 – 1994); Trustee, Eastern Enterprise (utilities) (1988 – 2000).	55	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust; Director, Berkshire Life Insurance Company of America (1993 – 2009); Director, IEmily.com, Inc. (2000 – 2010); and Trustee, National Osteoporosis Foundation (2005 – 2008).

Bruce D. Taber State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1943	Trustee and Co-Chairman of the Valuation Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 1991	1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); Until December 2008, Independent Director, SSgA Cash Management Fund plc; Until December 2008, Independent Director, State Street Global Advisers Ireland, Ltd. (investment companies); and Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	55	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust.

Douglas T. Williams State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1940	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 1/14	President, Oakmonst Homeowners Association; President, Mariner Sands Chapel; Executive Vice President and member of Executive Committee, Chase Manhattan Bank (1987 – 1999); President, Boston Stock Exchange Depository Trust Company, 1981 – 1982.	55	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust; Treasurer, Nantucket Educational Trust, (2002 – 2007).
INTERESTED TRUSTEES(1)
Scott F. Powers State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1959	Trustee	Term: Indefinite Elected Trustee: 2013	May 2008 to Present, President and Chief Executive Officer of State Street Global Advisors; 2001 – 2008, Chief Executive Officer of Old Mutual Asset Management; Board of Directors, United Way of Massachusetts Bay; Board of Directors of Middlesex School; Incorporator, Cardigan Mountain School	55	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust.

38	Disclosure of Information about Fund Trustees and Officers

SSgA

Institutional Money Market Funds

Disclosure of Information about Fund Trustees and Officers, continued — August 31, 2014 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
INTERESTED TRUSTEES(1) (continued)
James E. Ross SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1965	Trustee	Term: Indefinite Elected Trustee: 1/14	Chairman and Director, SSgA Funds Management, Inc. (2012 – present); President, SSgA Funds Management, Inc. (2005 – 2012); Executive Vice President and Senior Managing Director, State Street Global Advisors (2006 – present); and Principal, State Street Global Advisors (2006 – present).	250	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust; Trustee, SPDR Series Trust; Trustee, SPDR Index Shares Funds; Trustee, Select Sector SPDR Trust; Trustee, SSgA Active ETF Trust; and Trustee, SSgA Master Trust.

(1)	Mr. Powers and Mr. Ross are Interested Trustees because of their employment by SSgA Funds Management, Inc., an affiliate of the Trust.

The following lists SSgA Funds’ principal officers, mailing addresses and ages, positions with SSgA Funds and length of time served, and present and principal occupations.

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS:
Ellen M. Needham SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1967	President	Term: Indefinite Elected: 10/12	President and Director, SSgA Funds Management, Inc. (June 2012 – present); Chief Operating Officer, SSgA Funds Management, Inc. (May 2010 – June 2012); Senior Managing Director, SSgA Funds Management, Inc. (1992 – 2012) and Senior Managing Director, State Street Global Advisors (1992 – present).*

Ann M. Carpenter SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1966	Vice President	Term: Indefinite Elected: 10/12	Chief Operating Officer, SSgA Funds Management, Inc. (April 2014 – present); Vice President, SSgA Funds Management, Inc. (2008 – present); Principal, State Street Global Advisors (2005 – 2008 – present).*

Laura F. Dell State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 YOB: 1964	Treasurer	Term: Indefinite Elected: 1/13	Vice President, State Street Bank and Trust Company (2002 – present).*

Brian Harris State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1973	Chief Compliance Officer	Term: Indefinite Elected: 11/13	Vice President, State Street Global Advisors and SSgA Funds Management, Inc. (June 2013 – Present); Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (September 2010 to May 2013); Director of Compliance, AARP Financial Inc. (July 2008 to August 2010).

Disclosure of Information about Fund Trustees and Officers	39

SSgA

Institutional Money Market Funds

Disclosure of Information about Fund Trustees and Officers, continued — August 31, 2014 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS: (continued)
David K. James State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 YOB: 1970	Secretary and Chief Legal Officer	Term: Indefinite Elected: 4/13	Vice President and Managing Counsel, State Street Bank and Trust Company (2009 – present); Vice President and Counsel, PNC Global Investment Servicing (US), Inc. (2006 – 2009).

*	Served in various capacities and/or with various affiliated entities during noted time period.

40	Disclosure of Information about Fund Trustees and Officers

SSgA

Institutional Money Market Funds

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

(800) 647-7327

Trustees

William L. Boyan

Michael F. Holland

William L. Marshall

Scott F. Powers

Patrick J. Riley

James E. Ross

Richard D. Shirk

Rina K. Spence

Bruce D. Taber

Douglas T. Williams

Officers

Ellen M. Needham, President and Principal Executive Officer

Laura F. Dell, Treasurer and Principal Accounting Officer

Ann M. Carpenter, Vice President

Brian Harris, Chief Compliance Officer

David James, Secretary and Chief Legal Officer

Kristin M. Schantz, Assistant Secretary

Chad C. Hallett, Assistant Treasurer

Caroline Connolly, Assistant Treasurer

Investment Adviser

SSgA Funds Management, Inc.

State Street Financial Center,

One Lincoln Street

Boston, Massachusetts 02111-2900

Custodian and Office of Shareholder Inquiries

State Street Bank and Trust Company

1776 Heritage Drive

North Quincy, Massachusetts 02171

Transfer and Dividend Paying Agent

Boston Financial Data Services, Inc.

Two Heritage Drive

North Quincy, Massachusetts 02171

Distributor

State Street Global Markets, LLC

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

Administrator

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, Massachusetts 02199

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, Massachusetts 02116

Distributor: State Street Global Markets, LLC, member FINRA, SIPC, a wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. The SSgA Funds pay State Street Bank and Trust Company for its services as administrator, custodian, transfer agent and shareholder servicing agent and pays SSgA Funds Management, Inc. for investment advisory services.

This information must be preceded or accompanied by a current prospectus or summary prospectus. Read the prospectus carefully before you invest or send money.

Fund Management and Service Providers	41

IBG-13019	SSGAIMMFDAR

S&P 500 Index Fund

Annual Report

August 31, 2014

SSgA Funds

S&P 500 Index Fund

Annual Report

August 31, 2014

“SSgA” is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Funds and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objectives and operations of the Funds, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information, visit www.ssgafunds.com. Investment in the Funds poses investment risks, including the possible loss of principal. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

This page has been intentionally left blank.

SSgA Funds

Letter from the President of SSgA Funds Management, Inc.

Dear Shareholder:

We are pleased to provide you with the August 31, 2014, Annual Report for the SSgA S&P 500 Index Fund. The Annual Report provides information about the Fund, including a discussion of management, performance data and the Fund’s financial statement.

Over the past twelve months, we have seen our share of surprises. Rather than continuing last year’s upward trajectory without interruption, equities faltered early in the year before recovering. Fixed income further challenged expectations. With the U.S. economy continuing to improve and the Federal Reserve tapering its bond purchase program, many expected that interest rates would increase, causing bond prices to decline. Instead, interest rates fell and bond prices increased.

Throughout the fiscal year, volatility remained low, tempered by accommodative monetary policies across the globe. Under the new leadership of Janet Yellen, the Federal Reserve continued its commitment to keep interest rates low. Meanwhile, the European Central Bank’s unforeseen recent announcement to cut interest rates and increase its bond purchase program is expected to spur lending and fuel European and world growth. Although, as world markets grow at a slow but steady pace, geopolitical risks may produce future market turbulence.

We hope that you find the enclosed information useful and thank you for the confidence that you have placed in the SSgA Funds.

Sincerely,

Ellen M. Needham

President

SSgA Funds

President’s Letter	3

SSgA

S&P 500 Index Fund

Portfolio Management Discussion and Analysis — August 31, 2014 (Unaudited)

Objective:  The Fund seeks to replicate the total return of the S&P 500® Index.

Invests in:  Shares of the State Street Equity 500 Index Portfolio.

Strategy:  The Portfolio’s holdings are comprised of the 500 stocks in the S&P 500® Index. The Index is designed to capture the price performance of a large cross-section of the US publicly traded stock market.

S&P 500 Index Fund
Period Ended 08/31/14	Total Return

1 Year	24.98%
5 Years	16.72	%+
10 Years	8.23	%+

Standard & Poor’s® 500 Composite Stock Price Index#
Period Ended 08/31/14	Total Return

1 Year	25.23%
5 Years	16.87	%+
10 Years	8.38	%+

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The gross expense ratio for the S&P 500 Index Fund as stated in the Fees and Expenses table of the prospectus dated December 18, 2013 is 0.17%.

See related Notes on following page.

4	S&P 500 Index Fund

SSgA

S&P 500 Index Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2014 (Unaudited)

SSgA S&P 500 Index Fund (the “Fund”) seeks to replicate as closely as possible, before expenses, the performance of the Standard & Poor’s® 500 Index (the “Index”).

For the 12-month period ended August 31, 2014 (the “Reporting Period”), the total return for the Fund was 24.98%, and the total return for the Index was 25.23%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The Fund lagged behind the performance of the Index due to management fees and expenses.

US stocks steadily marched higher over the past 12 months, despite some periods of market uncertainty that were spurred by factors including the conflict in Syria, the partial US government shutdown, and the tensions involving Russia and Ukraine. However, firmer economic data from Europe and China limited concern about US economic sluggishness. An increase in mergers and acquisition activity also helped stock prices climb. Perhaps more importantly, the newly installed head of the US Federal Reserve, Janet Yellen, came across as thorough and confident in her first formal testimony before Congress. During the Reporting Period, policy continuity was assured, interest rates remained lower for longer than many market participants had anticipated, net profit margins on large-cap stocks were at 20-year highs, and stocks continued to hit record highs.

The Fund invested in S&P 500 futures contracts to equitize the small amount of cash in the portfolio during the Reporting Period. Futures performance did not have a material impact on portfolio performance.

On an individual security level, the top positive contributors to the Fund’s performance were Apple, Microsoft, and Gilead Sciences. Apple did well during the Reporting Period, driven by continued demand for iPhones and iPads, with more demand coming from overseas. Apple also enjoyed strong revenue growth from its app store. Moving away from its reliance on the personal computer, Microsoft saw tremendous growth in its cloud-based offerings as well as its hardware business, including its new Xbox system, the Xbox One. Gilead Sciences benefited from the strong performance of its new hepatitis C drug, Sovaldi.

The top negative contributors to the Fund’s performance were Whole Foods, Coach, and Newmont Mining. Whole Foods experienced slower growth, primarily due to increased competition from other specialty organic grocers as well as retail giant Walmart, [which has recently begun carrying organic food products]. Coach had a disappointing performance during the Reporting Period, with declining revenues, declining margins, and increasing inventories, as it faced intense competition. Newmont Mining was hurt primarily by unfavorable metal prices.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

Notes: The following notes relate to the Growth of $10,000 graph and tables on the preceding page.

*	Assumes initial investment on September 1, 2004.

#

The Standard & Poor’s® 500 Composite Stock Index is composed of 500 common stocks which are chosen by Standard & Poor’s Corporation to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy.

+	Annualized.

“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500” and “500” are trademarks of Standard & Poor’s Corporation and have been licensed for use by The SSgA Fund. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Product.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

S&P 500 Index Fund	5

SSgA

S&P 500 Index Fund

Shareholder Expense Example — August 31, 2014 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Expense Example. Please refer to this information when reviewing the Expense Example of the Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administration fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2014 to August 31, 2014.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
March 1, 2014	$1,000.00	$1,000.00
Ending Account Value
August 31, 2014	$1,087.30	$1,024.44
Expenses Paid During Period*	$0.79	$0.77

*	Expenses are equal to the Fund’s annualized expense ratio of 0.15% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived, reimbursed and/or other credits. Without the waiver, reimbursement and/or other credits, expenses would have been higher.

6	S&P 500 Index Fund

SSgA

S&P 500 Index Fund

Presentation of Master Portfolio Holdings — August 31, 2014 (Unaudited)

Categories	% of Master Portfolio Net Assets

Common Stock
Consumer Discretionary	12.2
Consumer Staples	9.0
Energy	10.1
Financials	16.4
Health Care	13.0
Industrials	10.3
Information Technology	17.4
Materials	3.5
Telecommunication Services	2.5
Utilities	3.0
U.S. Government Securities	0.2
Money Market Fund	2.2

Total Investments	99.8
Other Assets and Liabilities, Net	0.2

100.0

Futures Contracts	0.1

S&P 500 Index Fund	7

SSgA

S&P 500 Index Fund

Statement of Assets and Liabilities — August 31, 2014

Assets
Investments in Master Portfolio, at value	$1,508,539,166
Receivables:
Fund shares sold	1,612,290
Prepaid expenses	15,801

Total assets	1,510,167,257

Liabilities
Payables:
Fund shares redeemed	1,360,644
Accrued fees to affiliates and trustees	197,076
Other accrued expenses	36,055

Total liabilities	1,593,775

Net Assets	$1,508,573,482

Net Assets Consist of:
Undistributed net investment income	$6,464,047
Accumulated net realized loss allocated from Master Portfolio	(99,056,667)
Unrealized appreciation allocated from Master Portfolio on:
Investments	1,026,873,842
Futures contracts	2,115,011
Paid-in-capital	572,177,249

Net Assets	$1,508,573,482

Net Asset Value, offering and redemption price per share:
Net asset value per share: (a)	$32.23
Net assets	$1,508,573,482
Shares of beneficial interest outstanding ($0.001 par value)	46,806,486

(a)	Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

8	Statements of Assets and Liabilities

SSgA

S&P 500 Index Fund

Statement of Operations — For the Year Ended August 31, 2014

Investment Income Allocated From Master Portfolio
Dividends (net of foreign taxes withheld of $61,521)	$27,818,234
Interest	21,999
Expenses	(618,437)

Total investment income allocated from Master Portfolio	27,221,796

Fund Level Expenses
Administration fees	172,823
Custodian fees	25,913
Distribution fees	502,654
Transfer agent fees	266,034
Professional fees	48,523
Registration fees	31,369
Shareholder servicing fees	268,068
Trustees’ fees	23,874
Insurance fees	31,278
Printing fees	72,743
Miscellaneous	9,857

Net Fund Level expenses	1,453,136

Net investment income	25,768,660

Net Realized and Unrealized Gain (Loss) Allocated From Master Portfolio
Net realized gain on:
Investments	5,586,512
Futures contracts	5,440,637

Net realized gain	11,027,149

Net change in unrealized appreciation on:
Investments	263,784,150
Futures contracts	1,657,450

Net change in unrealized appreciation	265,441,600

Net realized and unrealized gain	276,468,749

Net Increase in Net Assets from Operations	$302,237,409

See accompanying notes which are an integral part of the financial statements.

Statements of Operations	9

SSgA

S&P 500 Index Fund

Statements of Changes in Net Assets

	Year Ended August 31, 2014	Year Ended August 31, 2013

Increase in Net Assets

Operations
Net investment income	$25,768,660	$24,355,033
Net realized gain	11,027,149	15,802,859
Net change in unrealized appreciation	265,441,600	157,692,229

Net increase in net assets from operations	302,237,409	197,850,121

Distributions
From net investment income	(25,005,413)	(23,702,540)
From net realized gain	(14,759,296)	(14,123,147)

Net decrease in net assets from distributions	(39,764,709)	(37,825,687)

Share Transactions
Net increase (decrease) in net assets from share transactions	24,172,971	(69,358,165)

Net Increase in Net Assets	286,645,671	90,666,269

Net Assets
Beginning of year	1,221,927,811	1,131,261,542

End of year	$1,508,573,482	$1,221,927,811

Undistributed net investment income included in net assets	$6,464,047	$5,955,997

See accompanying notes which are an integral part of the financial statements.

10	Statements of Changes in Net Assets

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SSgA

S&P 500 Index Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below.

	$ Net Asset Value, Beginning of Year	$ Net Investment Income (Loss)(a)		$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain
S&P 500 Index Fund
August 31, 2014	26.57	0.56		5.96	6.52	(0.54)	(0.32)
August 31, 2013	23.18	0.52		3.67	4.19	(0.50)	(0.30)
August 31, 2012	20.09	0.47	(b)	3.09	3.56	(0.47)	—
August 31, 2011	17.31	0.38	(b)	2.78	3.16	(0.38)	—
August 31, 2010	16.83	0.33	(b)	0.48	0.81	(0.33)	—

(a)	Average daily shares outstanding were used for this calculation.
(b)	Reflect amounts waived and/or reimbursed by the investment adviser.
(c)	Expense ratios include the Fund’s share of the Master Portfolio’s allocated expenses.
(d)	Unaudited

See accompanying notes which are an integral part of the financial statements.

12	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Year	% Total Return	$ Net Assets, End of Year (000)	% Ratio of Expenses to Average Net Assets, Net(c)		% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Net Investment Income to Average Net Assets		% Portfolio Turnover Rate of the Master Portfolio(d)

(0.86)	32.23	24.98	1,508,573	0.15		0.15	1.88		2
(0.80)	26.57	18.54	1,221,928	0.17		0.17	2.08		2
(0.47)	23.18	18.00	1,131,262	0.18	(b)	0.19	2.21	(b)	19
(0.38)	20.09	18.26	1,126,485	0.18	(b)	0.19	1.82	(b)	2
(0.33)	17.31	4.77	1,246,140	0.18	(b)	0.19	1.84	(b)	13

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	13

SSgA

S&P 500 Index Fund

Notes to Financial Statements — August 31, 2014

1.	Organization

The SSgA Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and was organized as a business trust under the laws of the Commonwealth of Massachusetts on October 3, 1987 and operates under a Second Amended and Restated Master Trust Agreement, dated May 15, 2012 (the “Agreement”).

The Trust consists of the series and classes, all of which have the same rights and privileges, including the same voting rights, as listed in the table below. Each series is authorized to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value. The following table details the Trust’s effective series and related classes of shares. Only the Fund (the “Fund”) which appears on the front cover is included in this Shareholder Report, the other funds are included in separate Shareholder Reports.

Fund	Classes	Commencement of Operations:
SSgA Money Market Fund	Class N	May 2, 1998
SSgA U.S. Government Money Market Fund	Class N	March 1, 1991
SSgA Prime Money Market Fund	Class N	February 22, 1994
SSgA U.S. Treasury Money Market Fund	Class N	December 1, 1993
SSgA High Yield Bond Fund	Class N Class A Class C Class I Class K	May 4, 1998 July 7, 2014 July 7, 2014 July 7, 2014 July 7, 2014
SSgA Enhanced Small Cap Fund	Class N Class A Class C Class I Class K	March 22, 2005 July 7, 2014 July 7, 2014 July 7, 2014 July 7, 2014
SSgA Dynamic Small Cap Fund	Class N Class A Class C Class I Class K	July 1, 1992 July 7, 2014 July 7, 2014 July 7, 2014 July 7, 2014
SSgA IAM SHARES Fund	Class N	June 2, 1999
SSgA Clarion Real Estate Fund	Class N Class A Class C Class I Class K	April 29, 1998 July 7, 2014 July 7, 2014 July 7, 2014 July 7, 2014
SSgA S&P 500 Index Fund	Class N	December 30, 1992
SSgA Emerging Markets Fund	Class N Select Class[1] Class A Class C Class I Class K	March 1, 1994 November 28, 2005 July 7, 2014 July 7, 2014 July 7, 2014 July 7, 2014

1	Select Class shares of the SSgA Emerging Markets Fund may not be purchased by individuals directly, but must be purchased through a third party financial institution which is permitted by contract with the Trust or State Street Global Markets, LLC to offer shares (“Select Intermediaries”). Select Intermediaries are advisors, securities brokers, banks and financial institutions or other industry professionals or organizations that have entered into a shareholder servicing agreement with the State Street Global Markets, LLC with respect to investments of its accounts in the Select Class.

14	Notes to Financial Statements

SSgA

S&P 500 Index Fund

Notes to Financial Statements, continued — August 31, 2014

1.	Organization — (continued)

Fund	Classes	Commencement of Operations:
SSgA International Stock Selection Fund	Class N Class A Class C Class I Class K	March 7, 1995 July 7, 2014 July 7, 2014 July 7, 2014 July 7, 2014

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies.

Certain Funds are part of a master-feeder investment structure (“Feeder Fund”) and invest all of their investable assets in interests/shares of their respective master portfolio (“Master Fund”) as reflected in the table below. The investment objective and policies of each Master Fund are substantially similar to those of its respective Feeder Fund. The value of each Feeder Fund’s investment in its respective Master Fund reflects the Feeder Fund’s proportionate interest in the net assets of that Master Fund. The performance of each Feeder Fund is directly affected by the performance of its respective Master Fund. The financial statements of the Master Fund, including its Portfolios of Investments, are attached to this report and should be read in conjunction with the Feeder Fund’s financial statements.

Feeder Fund	% Investment in Master	Master Fund
SSgA S&P 500 Index Fund	56.70%	State Street Equity 500 Index Portfolio*

*	A series of the State Street Master Funds

2.	Significant Accounting Policies

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Security Valuation

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires a separate disclosure of the fair value hierarchy, for each major category of assets and liabilities that segregates fair value measurements into levels (Level 1, 2, and 3). In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1 — Inputs using quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

•

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are nonactive, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair market value of investments.

Notes to Financial Statements	15

SSgA

S&P 500 Index Fund

Notes to Financial Statements, continued — August 31, 2014

The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, preferred stocks, exchange traded funds and derivatives that are traded on a national securities exchange are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, bank notes and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable, such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads and default rates. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Investments in privately held investment funds are valued based upon the Net Asset Value (“NAV”) of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term instruments purchased by the Fund and maturing within 60 days of the time of purchase are valued at “amortized cost” unless the Board or persons acting at their direction determines that amortized cost does not represent fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Financial over-the-counter derivative instruments are instruments such as foreign currency contracts, options contracts, or swap agreements that derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker-dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Events or circumstances affecting the values of Fund securities that occur between the closing of the principal markets on which they trade and the time the NAV of Fund shares is determined may be reflected in the Fund’s calculation of NAVs when the Fund deems that the particular event or circumstance would materially affect such Fund’s NAV. Funds that invest primarily in frequently traded exchange-listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Fund will use the security’s fair value, as determined in accordance with Fair Value Procedures adopted by the Board. Funds that invest in foreign securities are likely to use fair value pricing more often since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Although there are observable inputs assigned on a security level, prices are derived from factors using proprietary models or matrix pricing. For this reason, significant events will cause movement between Levels 1 and 2. Funds that invest in low-rated debt securities are also likely to use fair value pricing more often since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities. Examples of events that could trigger fair value pricing of one or more securities are: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed; (2) trading in a portfolio security is suspended and not resumed prior to the time as of which the Funds calculate their NAV; (3) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Funds calculate their NAV; (4) a security’s price has remained unchanged over an extended period of time (often referred to as a “stale price”), or (5) the Funds’ custodian or administrator determines that a market quotation is inaccurate.

16	Notes to Financial Statements

SSgA

S&P 500 Index Fund

Notes to Financial Statements, continued — August 31, 2014

Equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

The NAV of a Fund’s portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem Fund shares, since foreign securities can trade on non-business days.

The levels associated with valuing the Master’s investments for the year ended August 31, 2014 were Level 1 and Level 2.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions, if any, are recorded on the basis of identified cost which is the same basis used for federal income taxes.

Investment Income

Dividend income is recorded net of applicable withholding taxes on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon thereafter as the Fund is informed of the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Interest income is recorded daily on the accrual basis. All premiums and discounts, including original issue discounts, are amortized/accreted using the interest method. Withholding taxes on foreign dividend interest and capital gains have been provided for in accordance with the applicable country’s tax rules and rates.

Federal Income Taxes

Since the Trust is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (losses) of the other Funds.

It is each Fund’s intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires each Fund to distribute all of its taxable income and capital gains. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required for the Fund.

Each Fund files a U.S. tax return. At August 31, 2014, the Fund recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years ended August 31, 2011 through August 31, 2013, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Notes to Financial Statements	17

SSgA

S&P 500 Index Fund

Notes to Financial Statements, continued — August 31, 2014

Capital Loss Carryovers

At August 31, 2014, the Fund had no tax basis capital loss carryforwards.

For the year ended August 31, 2014, the Fund’s components of distributable earnings and tax composition of distributions for federal income tax purposes were as follows:

S&P 500 Index Fund

Components of Distributable Earnings:
Undistributed Ordinary Income	$9,948,058
Accumulated Undistributed Capital Gains	$12,286,864
Net Unrealized Appreciation	$914,161,311

Tax Composition of Distributions:
Ordinary Income	$27,146,288
Undistributed Capital Gains	$12,618,421

Dividends and Distributions to Shareholders

Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. The Fund declares and pays dividends quarterly. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

The amount and character of income and gains to be distributed are determined in accordance with federal tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes. These differences relate primarily to investments in futures, losses deferred due to wash sales, and REITs. Permanent differences between book and tax accounting are reclassified to paid-in capital.

Expenses

Expenses allocated from the Master Portfolio are recorded and identified separately in the Statement of Operations. The Fund also pays certain other expenses which can be directly attributed to the Fund. Expenses of the Trust which cannot be directly attributed will be allocated among all funds of the Trust based principally on their relative net assets.

Contractual Obligation/Indemnification

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Fund enters into contracts that contain a variety of representations and obligations including general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3.	Investment Transactions

Securities

Net daily increases and decreases in the Fund’s investment in the Master Portfolio aggregated to the following, for the year ended August 31, 2014:

	Increases	Decreases

S&P 500 Index Fund	$117,729,693	$135,622,264

4.	Related Party Transactions, Fees and Expenses

Adviser and Affiliates

The Fund is allocated a charge for a management fee from the Master Portfolio, calculated daily at an annual rate of 0.045% of average daily net assets. This fee relates to the advisory, custody and administration services fees provided by the Master

18	Notes to Financial Statements

SSgA

S&P 500 Index Fund

Notes to Financial Statements, continued — August 31, 2014

Portfolio on behalf of its investors. SSgA Funds Management, Inc. (the “Adviser”) manages the Fund pursuant to an Amended and Restated Investment Advisory Agreement dated April 11, 2012, between the Trust and the Adviser. The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. The Adviser and other advisory affiliates of State Street Corporation make up State Street Global Advisors, the investment management arms of State Street Corporation and its affiliated companies. The Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and limitations.

The Adviser is contractually obligated until December 31, 2015 to waive its management fee and to reimburse the Fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees) exceed 0.13% of average daily net assets on an annual basis. The total amount of the reimbursement for the period ended August 31, 2014 was $0. The Adviser does not have the ability to recover these amounts waived or reimbursed under this contractual agreement.

Boston Financial Data Services, Inc. (“BFDS”) serves as the Fund’s transfer and dividend paying agent, pursuant to an agreement dated August 1, 2006, as amended. For these services, the Fund pays annual account services fees, activity based fees, charges related to compliance and regulatory services and a minimum fee of $200 for the Fund. BFDS is a joint venture of DST Systems, Inc., and State Street Corporation.

State Street Bank and Trust Company (“State Street”) provides custody and fund accounting services to the Fund pursuant to an Amended and Restated Custodian Contract dated April 11, 2012. For these services, the Fund pays State Street asset-based fees that vary according to the number of positions and transactions plus out-of-pocket expenses. State Street is a wholly-owned subsidiary of State Street Corporation.

Administrator

State Street (the “Administrator”) serves as the Trust’s Administrator, pursuant to an administration agreement dated January 1, 2013 (the “Administration Agreement”). Under the Administration Agreement, the Administrator supervises certain administrative aspects of the Trust’s operations. The Trust pays the Administrator an annual fee, payable monthly on a pro rata basis. The annual fee is based on the following percentages of the average daily net assets of the Trust: $0 to $10 billion — 0.0175%; next $10 billion — 0.0125%; next $10 billion — 0.0075% and 0.0050% thereafter. In addition, the Trust pays additional fees to the Administrator for certain services and reimburses the Administrator for out-of-pocket expenses.

Distributor and Shareholder Servicing

State Street Global Markets, LLC (the “Distributor” or “SSGM”) promotes and offers shares of the Trust pursuant to an Amended and Restated Distribution Agreement dated April 11, 2012. The Distributor may enter into agreements with other related and non-related parties which act as agents to offer and sell shares of the Fund. The amounts paid to the Distributor are included in the accompanying Statement of Operations. The Distributor is a wholly-owned subsidiary of State Street Corporation. The Fund has entered into a distribution plan pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act. Under the Plan, the Fund is authorized to make payments to the Distributor, or any shareholder servicing agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Fund and the servicing of investor accounts.

The Trust has adopted a shareholder service agreement with State Street, and the following entities related to State Street: SSGM, Fiduciary Investors Services Division of State Street (“Fiduciary Investors Services”) and High Net Worth Services Division of State Street (“High Net Worth Services”) (collectively, the “Agents”), as well as several unaffiliated services providers. For these services, the Fund pays 0.025% to State Street, and a fee to each of the Agents, based upon the average daily value of all Fund shares held by or for customers of these Agents subject to the maximum of 0.05%.

To compensate the Distributor for the services it provides and for the expenses it bears in connection with the distribution of shares of the Fund, the Fund may make payments from the assets attributable to certain classes of its shares to the Distributor under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan is a compensation plan that provides for payments at annual rates (based on average daily net assets) described below.

Notes to Financial Statements	19

SSgA

S&P 500 Index Fund

Notes to Financial Statements, continued — August 31, 2014

The Plan will continue in effect with respect to a class of shares of a Fund only if such continuance is specifically approved at least annually by a vote of both a majority of the Board of Trustees of the Trust and a majority of the Trustees of the Trust who are not “interested persons” of the Trust (the “Independent Trustees”) and have no direct or indirect financial interest in the operation of the Plan or in any agreements related thereto (the “Qualified Distribution Plan Trustees”). The Plan may not be amended to increase materially the amount of a Fund’s permitted expenses thereunder without the approval of a majority of the outstanding shares of the affected share class and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Distribution Plan Trustees. At the time of adoption, none of the Independent Trustees of the Trust had a direct or indirect financial interest in the operation of the Plan. The Plan calls for payments at an annual rate (based on average net assets) of 0.25%.

Additionally, on April 14, 2014, the Board approved an Amended and Restated Distribution Agreement which includes the following limits on the amount of Rule 12b-1 fees the Distributor is reimbursed pursuant to the Plan of 0.062%.

The Plan may benefit the Fund by increasing sales of shares and reducing redemptions of shares, resulting potentially, for example, in economies of scale and more predictable flows of cash into and out of the Fund. Because Rule 12b-1 fees are paid out of a Fund’s assets, all shareholders share in that expense; however, because shareholders hold their shares through varying arrangements (for example, directly or through financial intermediaries), they may not share equally in the benefits of the Plan.

Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Fund, and/or provide certain administrative and account maintenance services to mutual fund shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, and insurance companies.

In some cases, a financial intermediary may hold its clients’ Fund shares in nominee or street name. Shareholder services provided by a financial intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semi-annual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

The compensation paid by the Distributor to a financial intermediary may be paid continually over time, during the period when the intermediary’s clients hold investments in the Fund. The compensation to financial intermediaries includes networking fees and account-based fees. The amount of continuing compensation paid by the Distributor to different financial intermediaries varies.

Some portion of the Distributor’s payments to financial intermediaries will be made out of amounts received by the Distributor under the Fund’s Plans. In addition, certain of the Funds may reimburse the Distributor for payments the Distributor makes to financial intermediaries that provide certain recordkeeping, administrative and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Trustees and is reviewed by the Trustees periodically.

A Fund may pay distribution fees, service fees and other amounts described above at a time when shares of the Fund are not being actively promoted to new investors generally, or when shares of that Fund are unavailable for purchase.

For the year ended August 31, 2014, the Fund paid the following shareholder servicing expenses to the Agents:

State Street

S&P 500 Index Fund	$28,984

The Fund did not make any payments to SSGM, Fiduciary Investors Services or High Net Worth Services during the year.

Board of Trustees

Independent Trustees are compensated on a calendar year basis. Any Trustee who is deemed to be an “interested person” (as defined in the 1940 Act) of the Fund does not receive compensation from the Fund for his or her service as a Trustee.

20	Notes to Financial Statements

SSgA

S&P 500 Index Fund

Notes to Financial Statements, continued — August 31, 2014

As of January 24, 2014, each Independent Trustee receives for his or her services to the State Street Master Funds, State Street Institutional Investment Trust and SSgA Funds, a $141,500 annual base retainer in addition to $18,000 for each in-person meeting and $2,000 for each telephonic meeting from the Trust. The Trust pays a fixed allocation of $15,000 per Fund. The Co-Chairmen each receive an additional $44,000 annual retainer. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. As of the date of this Shareholder Report, the Trustees were not paid pension or retirement benefits as part of SSgA Funds’ expenses. [However, the SSgA Funds have, pursuant to an exemptive order from the SEC, implemented an optional deferred compensation plan by which the Independent Trustees may defer receipt of compensation and receive a return on the deferred amount determined with reference to the performance of shares of specified SSgA Funds. As of the fiscal year ended August 31, 2014, none of the Independent Trustees participated in the optional deferred compensation program. The SSgA Funds’ officers are compensated by the Adviser and its affiliates.

Independent Trustees’ fees are allocated among the Trust, State Street Master Funds and State Street Institutional Investment Trust and each of their respective series in such a manner as deemed equitable, taking into consideration the relative net assets of the series.

Accrued fees payable to affiliates and trustees as of August 31, 2014 were as follows:

S&P 500 Index Fund

Administration fees	$29,794
Custodian fees	2,056
Distribution fees	38,907
Shareholder servicing fees	72,561
Transfer agent fees	53,202
Trustees’ fees	556

$197,076

5.	Fund Share Transactions

	Year Ended August 31, 2014		Year Ended August 31, 2013
	Shares	Dollars	Shares	Dollars

S&P 500 Index Fund
Proceeds from shares sold	10,723,266	$318,481,325	11,696,984	$292,081,370
Proceeds from reinvestment of distributions	1,300,945	37,393,975	1,512,714	35,797,392
Payments for shares redeemed	(11,214,408)	(331,702,329)	(16,012,092)	(397,236,927)

Net increase (decrease)	809,803	$24,172,971	(2,802,394)	$(69,358,165)

6.	Interfund Lending Program

The Fund participates in a joint lending and borrowing facility (the “Interfund Lending Program”). The Funds of the Trust may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund’s fundamental investment limitations. The SSgA Money Market Fund will lend through the Interfund Lending Program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves. The Fund will borrow through the Interfund Lending Program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in additional borrowing costs. For the year ended August 31, 2014, the Fund did not utilize the Interfund Lending Program.

Notes to Financial Statements	21

SSgA

S&P 500 Index Fund

Notes to Financial Statements, continued — August 31, 2014

7.	Market, Credit and Counterparty Risk

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Fund’s Statement of Assets and Liabilities.

8.	Contingency Note

On November 1, 2010 a class action complaint was filed in Bankruptcy Court in the bankruptcy case of The Tribune Company (“Tribune”). The defendants in this action include mutual funds, individuals, institutional investors and others who owned shares in Tribune at the time of the 2007 leveraged buyout transaction (the “LBO”) and sold their shares for $34 per share in cash, including the SSgA S&P 500 Index Fund. Thereafter, two additional and substantially similar class actions were filed and are pending in United States District Courts (with the Bankruptcy Court action, collectively referred to as the “Lawsuits”). The Lawsuits have been consolidated into a single Multidistrict Litigation action in federal court for pretrial proceedings. On September 23, 2013, the United States District Court dismissed one of the Lawsuits. On September 30, 2013 the plaintiffs appealed that dismissal. The Lawsuits seek to recover, for the benefit of Tribune’s bankruptcy estate or various creditors, payments to shareholders in the LBO. The Lawsuits allege that Tribune’s payment for those shares violated the rights of creditors, as set forth in the Bankruptcy Code’s and various states’ fraudulent transfer laws. However, the Lawsuits proceed on different legal theories; the Bankruptcy Court action pleads an intentionally fraudulent transfer; the District Court actions plead constructively fraudulent transfers. The Fund cannot predict the outcome of these proceedings or the effect, if any, on the Fund’s net asset value.

22	Notes to Financial Statements

SSgA

S&P 500 Index Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the SSgA Funds and Shareholders of the SSgA S&P 500 Index Fund:

We have audited the accompanying statement of assets and liabilities of SSgA S&P 500 Index Fund (the “Fund”) (one of the funds comprising the SSgA Funds) as of August 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SSgA S&P 500 Index Fund as of August 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 30, 2014

Report of Independent Registered Public Accounting Firm	23

SSgA

S&P 500 Index Fund

Tax Information — August 31, 2014 (Unaudited)

Long term capital gains dividends of $12,618,421 were paid by the Fund during the year ended August 31, 2014.

The Form 1099 mailed to you in January 2015 will show the tax status of all distributions paid to your account in calendar year 2014.

Please consult a tax advisor for questions about federal or state income tax laws.

24	Tax Information

SSgA

S&P 500 Index Fund

Basis for Approval of Investment Advisory Contracts (Unaudited)

Trustee Considerations in Approving Continuation of Investment Advisory and Sub-Advisory Agreements2

Overview of the Contract Review Process

Under the Investment Company Act of 1940, an investment advisory agreement between a mutual fund and its investment adviser or sub-adviser may continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of those trustees who are not “interested persons” of the fund (commonly referred to as, the “Independent Trustees”) cast in person at a meeting called for the purpose of considering such approval.

Consistent with these requirements, the Independent Trustees on the Board of Trustees (the “Board”) of the SSgA Funds (the “Trust”), met in Executive Sessions on March 20, 2014, April 14, 2014 and June 19, 2014 to consider a proposal to approve, with respect to each portfolio series of the Trust (each, a “Fund” and collectively, the “Funds”), the continuation of the investment advisory agreement and sub-advisory agreement, as applicable, with SSgA Funds Management, Inc. (the “Adviser”), and, for certain funds, CBRE Clarion Securities, LLC (the “Sub-Adviser”) (together, the “Advisory Agreements”). Prior to voting on the proposal, the Independent Trustees, as well as the Trustees who are “interested persons” of the Adviser, reviewed information furnished by the Adviser and Sub-Adviser and others reasonably necessary to permit the Board to evaluate the proposal fully. Such information included, among other things, the following:

Information about Performance, Expenses and Fees

•	A report prepared by an independent provider of investment company data, which includes for each Fund:

¡

Comparisons of the Fund’s performance over the past one-, three-, five- and ten-year periods ended March 31, 2014, as applicable, to the performance of an appropriate benchmark for the Fund and a universe of other mutual funds with similar investment objectives and policies;

¡	Comparisons of the Fund’s expense ratio (with detail of component expenses) to the expense ratios of a group of comparable mutual funds selected by the independent data provider;

¡	A chart showing the Fund’s historical average net assets relative to its total expenses, management fees, and non-management expenses over the past five years, as applicable; and

¡	Comparisons of the Fund’s contractual management fee to the contractual management fees of comparable mutual funds at different asset levels.

•	Comparative information concerning fees charged by the Adviser for managing institutional accounts using investment strategies and techniques similar to those used in managing the Funds; and

•	Profitability analyses for (a) the Adviser with respect to each Fund and (b) affiliates of the Adviser that provide services to the Funds (“Affiliated Service Providers”).

Information about Portfolio Management

•	Descriptions of the investment management services provided by the Adviser and Sub-Adviser, as applicable, including their investment strategies and processes;

2	Over the course of more than 20 years, the Independent Trustees have identified numerous relevant issues, factors and concerns (“issues, factors and concerns”) that they consider each year in connection with the proposed continuation of the advisory and sub-advisory agreements, the administration agreement, the distribution plans, the distribution agreement and various related-party service agreements (the “annual review process”). The statement of issues, factors and concerns and the related conclusions of the Independent Trustees may not change substantially from year to year. However, the information requested by, and provided to, the Independent Trustees with respect to the issues, factors and concerns and on which their conclusions are based is updated annually and, in some cases, may differ substantially from the previous year. The Independent Trustees schedule annually a separate in-person meeting that is dedicated to the annual review process (the “special meeting”). At the special meeting and throughout the annual review process, the Independent Trustees take a fresh look at each of the issues, factors and concerns in light of the latest available information and each year present one or more sets of comments and questions to management with respect to specific issues, factors and concerns. Management responds to such comments and questions to the satisfaction of the Independent Trustee before the annual review process is completed and prior to the Independent Trustees voting on proposals to approve continuation of the agreements and plans.

Basis for Approval of Investment Advisory Contracts	25

SSgA

S&P 500 Index Fund

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

•

Information concerning the allocation of brokerage and the benefits received by the Adviser and Sub-Adviser, as applicable, as a result of brokerage allocation, including information concerning the acquisition of any research through “soft dollar” benefits received in connection with the Funds’ brokerage; and

•

Information regarding the procedures and processes used to value the assets of the Funds and the assistance provided to the administrator of the Funds by the Adviser in monitoring the effectiveness of such procedures and processes.

Information about the Adviser

•	Reports detailing the financial results and condition of the Sub-Adviser, and Adviser and its affiliates;

•	Descriptions of the qualifications, education and experience of the individual investment professionals responsible for managing the portfolios of the Funds;

•	A copy of each Code of Ethics adopted by the Adviser and Sub-Adviser, together with information relating to compliance with and the administration of such Codes;

•	A copy of the Adviser’s and Sub-Adviser’s proxy voting policies and procedures;

•

Information concerning the resources devoted by the Adviser to overseeing compliance by the Funds and their service providers, including the Adviser’s record of compliance with investment policies and restrictions and other operating policies of the Funds; and

•	A description of the business continuity and disaster recovery plans of the Adviser and Sub-Adviser.

Other Relevant Information

•

Information concerning the nature, quality and cost of various non-investment management services provided to the Funds by affiliates of the Adviser, including the custodian, administrator, fund accountant, transfer agent and securities lending agent of the Funds, and the role of the Adviser in managing the Funds’ relationship with these service providers;

•	Copies of the Advisory Agreements, Sub-Advisory Agreements and agreements with other service providers of the Funds;

•

Draft responses to letter dated February 23, 2014 from Joseph P. Barri, LLC (counsel to the Independent Trustees), and reviewed prior to such date by Independent Counsel, requesting specific information, from each of:

¡

The Adviser, with respect to its operations relating to the Funds and its approximate profit margins before taxes from such operations for the Funds’ last fiscal year; and the relevant operations of other affiliated service providers to the Funds, together with their approximate profit margins from such relevant operations for the Funds’ last fiscal year;

¡

State Street Bank and Trust Company (“State Street”), the administrator, custodian, transfer agent, securities lending agent, and shareholder services for the Funds, with respect to its operations relating to the Funds; and

¡

State Street Global Markets, LLC, the principal underwriter and distributor of the shares of the Funds (the “Distributor”), with respect to its operations relating to the Funds, together with the Funds’ related distribution plans and arrangements under SEC Rule 12b-1;

•

Information from the Adviser, State Street and the Distributor providing any material changes to the previous information supplied in response to the letter dated February 24, 2014 from Joseph P. Barri, LLC prior to the Executive Session of the Board on June 19, 2014.

•

Excerpts from the Funds’ most recent Prospectuses, statements of Additional Information and Annual Reports for the fiscal year ended August 31, 2013, including (i) the latest prospectus descriptions of each Fund’s investment objectives, strategies and authorized investment techniques and investments; and (ii) the latest Annual Shareholder Report for each Fund, including Portfolio Management Discussion of Performance, as prepared by its portfolio management team, together with a graphic comparison of the performance of each Fund with its benchmark index, for its fiscal year ended August 31, 2013;

26	Basis for Approval of Investment Advisory Contracts

SSgA

S&P 500 Index Fund

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

•

Lipper materials dated March 2014, obtained by an Independent Trustee and circulated to the other Independent Trustees and to Independent Counsel, with respect to the Funds for which such materials were then available; and

•	A summary of the foregoing materials prepared by Independent Counsel.

In addition to the information identified above, the Board considered information provided from time to time by the Adviser, and other service providers of the Funds throughout the year at meetings of the Board and its committees. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of the Adviser relating to the performance of the Funds and the investment strategies used in pursuing each Fund’s investment objective.

The Independent Trustees were assisted throughout the contract review process by their independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to each Fund.

Results of the Process

Based on a consideration of the foregoing and such other information as deemed relevant, including the factors and conclusions described below, on June 19, 2014 the Board, including a majority of the Independent Trustees, voted to approve continuation of the Advisory Agreements and Sub-Advisory Agreement effective July 1, 2014, for an additional year with respect to all Funds.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory Agreement and Sub-Advisory Agreement, the Board evaluated the nature, extent and quality of services provided to each Fund by the Adviser and Sub-Adviser, as applicable.

The Board considered the Adviser’s and Sub-Adviser’s, as applicable, management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing particular markets, industries and specific issuers of securities in these markets and industries. The Board also considered the substantial expertise of the Adviser and Sub-Adviser, as applicable, in developing and applying proprietary quantitative models for managing various Funds that invest primarily in equity securities. With respect to those Funds that invest primarily in fixed-income securities, the Board considered the extensive experience and resources committed by the Adviser to the evaluation of credit, interest-rate and currency risks. With respect to those Funds that operate as money market mutual funds, the Board considered the Adviser’s success in maintaining the constant dollar value of each Fund through extraordinary market conditions. The Board also took into account the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Funds by senior management.

The Board reviewed the compliance programs of the Adviser, Sub-Adviser and various affiliated service providers. Among other things, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity, the allocation of investment opportunities and the voting of proxies. The Board also considered the role of the Adviser in monitoring each Fund’s securities lending activities.

On the basis of the foregoing and other relevant information, the Board concluded that the Adviser and Sub-Adviser, as applicable, can be expected to continue to provide, high quality investment management and related services for the Funds.

Fund Performance

The Board compared each Fund’s investment performance to the performance of an appropriate benchmark and universe of comparable mutual funds for various time periods ended March 31, 2014.

Basis for Approval of Investment Advisory Contracts	27

SSgA

S&P 500 Index Fund

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

On the basis of the foregoing and other relevant information, the Board concluded that the performance of each operational Fund is satisfactory or better (a) by comparison to the performance of its peer group funds or (b) after considering steps taken by management to improve the performance of certain Funds.

Management Fees and Expenses

The Board reviewed the contractual investment advisory fee rates payable by each Fund and actual fees paid by each Fund, net of waivers. As part of its review, the Board considered each Fund’s management fee and total expense ratio (both before and after giving effect to any expense caps), as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered the comparability of the fees charged and the services provided to each Fund by the Adviser to the fees charged and services provided to other clients of the Adviser, including institutional accounts. In addition, the Board considered the willingness of the Adviser to provide undertakings from time to time to waive fees or pay expenses of various Funds to limit the total expenses borne by shareholders of such Funds. The Board also considered the fees that the Adviser pays to the Sub-Adviser for its services to the applicable Funds.

On the basis of the foregoing and other relevant information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the fees and the expense ratio of each Fund compare favorably to the fees and expenses of similar mutual funds and are reasonable in relation to the services provided.

Profitability

The Board reviewed the level of profits realized by the Adviser and its affiliates in providing investment advisory and other services to each Fund and to all Funds as a group. The Board considered other direct and indirect benefits received by the Adviser and the Affiliated Service Providers in connection with their relationships with the Funds, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Funds and other investment advisory clients, together with the ranges of profitability of each of the Affiliated Service Providers with respect to their services to the Funds.

The Board concluded that the profitability of the Adviser with respect to each of the Funds, and the profitability range of each of the Affiliated Service Providers with respect to its services to the Funds, were reasonable in relation to the services provided.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and each Fund and all Funds as a group, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific Fund or the Funds taken as a whole. The Board concluded that, in light of the current size of each Fund and all Funds as a group, the level of profitability of the Adviser and its affiliates with respect to each Fund and all Funds as a group over various time periods, and the comparatively low management fee and expense ratio of each Fund during these periods, it does not appear that the Adviser or its affiliates has realized benefits from economies of scale in managing the assets of the Funds to such an extent that previously agreed advisory fees should be reduced or that breakpoints in such fees should be implemented for any Fund at this time.

28	Basis for Approval of Investment Advisory Contracts

SSgA

S&P 500 Index Fund

Shareholder Requests for Additional Information — August 31, 2014

A description of the Trust’s proxy voting policies and procedures that are used by the Funds’ investment adviser to vote proxies relating to the Funds’ portfolio of securities are available (i) without charge, upon request by calling (800) 647-7327 (toll free) or (ii) on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how a Fund voted proxies relating to its portfolio securities during the 12-month period ended June 30 is available by August 31 of each year by calling the same number and on the SEC’s website, at www.sec.gov.

The Funds will file their complete schedules of investments with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. For the second and fourth quarters, the complete schedules of investments are available in the Funds’ semi-annual and annual financial statements. The Funds’ Form N-Q is available (i) without charge, upon request, by calling the Funds at (800) 647-7327, (ii) on the Funds’ website at www.ssgafunds.com, (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov, or (iv) at the U.S. Securities and Exchange Commission’s public reference room.

Shareholder Requests for Additional Information	29

SSgA

S&P 500 Index Fund

Disclosure of Information about Fund Trustees and Officers — August 31, 2014 (Unaudited)

The following table provides information with respect to each Trustee, including those Trustees who are not considered to be “interested” as that term is defined in the 1940 Act (the “Independent Trustees”), and officer of the Trust.

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Michael F. Holland Holland & Company, LLC 375 Park Avenue New York, NY 10152 YOB: 1944	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 1/14	Chairman, Holland & Company L.L.C. (investment adviser) (1995 – present).	55	Trustee and Co-Chairman, State Street Master Funds; Trustee and Co-Chairman, State Street Institutional Investment Trust; Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc.; Director, The Taiwan Fund, Inc.; Director, Reaves Utility Income Fund, Inc.; and Director, Blackstone/GSO Loan Funds.

Patrick J. Riley State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 1988	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to Present, Independent Director, State Street Global Advisers Ireland, Ltd. (investment company); 1998 to Present, Independent Director, SSgA Liquidity plc (formerly, SSgA Cash Management Fund plc); January 2009 to Present, Independent Director, SSgA Fixed Income plc; and January 2009 to Present, Independent Director, SSgA Qualified Funds PLC.	55	Trustee and Co-Chairman, State Street Master Funds; Trustee and Co-Chairman, State Street Institutional Investment Trust; Board Director and Chairman, SPDR Europe 1PLC Board (2011 – Present); Board Director and Chairman, SPDR Europe II, PLC (2013 – Present).

30	Disclosure of Information about Fund Trustees and Officers

SSgA

S&P 500 Index Fund

Disclosure of Information about Fund Trustees and Officers, continued — August 31, 2014 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES (continued)
William L. Boyan State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1937	Trustee and Co-Chairman of the Valuation Committee	Term: Indefinite Elected: 1/14	President and Chief Operations Officer, John Hancock Financial Services (1959 – 1999). Mr. Boyan retired in 1999. Chairman Emeritus, Children’s Hospital, Boston, MA (1984 – 2011); Former Trustee of Old Mutual South Africa Master Trust (investments) (1995 – 2008); Former Chairman, Boston Plan For Excellence, Boston Public Schools (1995 – 2010); Member of Advisory Board of Florida Atlantic University Lifelong Learning Society.	55	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust; Former Trustee of Old Mutual South Africa Master Trust; Trustee, Children’s Hospital, Boston, MA.

William L. Marshall State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1942	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 1988	April 2011 to Present, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Financial Planners Association; Director, SPCA of Bucks County, PA; and the Ann Silverman Community Clinic of Doylestown, PA.	55	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust; Director, Marshall Financial Group, Inc.

Richard D. Shirk State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1945	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee	Term: Indefinite Elected: 1988	March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare); 1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation); September 2002 to Present, Lead Director and Board Member, Amerigroup Corp. (managed health care); 1999 to Present, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and 2003 to 2009, Trustee, Gettysburg College.	55	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust; Board member, AeroCare Holdings (privately held healthcare services company) (February 2003 – Present); Board member, Regenesis Biomedical (health care services) (April 2012 – Present).

Disclosure of Information about Fund Trustees and Officers	31

SSgA

S&P 500 Index Fund

Disclosure of Information about Fund Trustees and Officers, continued — August 31, 2014 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES (continued)
Rina K. Spence State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 1/14	President of SpenceCare International LLC (international healthcare consulting) (1999 – present); Chief Executive Officer, IEmily.com (health internet company) (2000 – 2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998 – 1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 – 1998); President and CEO Emerson Hospital (1984 – 1994); Trustee, Eastern Enterprise (utilities) (1988 – 2000).	55	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust; Director, Berkshire Life Insurance Company of America (1993 – 2009); Director, IEmily.com, Inc. (2000 – 2010); and Trustee, National Osteoporosis Foundation (2005 – 2008).

Bruce D. Taber State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1943	Trustee and Co-Chairman of the Valuation Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 1991	1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); Until December 2008, Independent Director, SSgA Cash Management Fund plc; Until December 2008, Independent Director, State Street Global Advisers Ireland, Ltd. (investment companies); and Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	55	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust.

Douglas T. Williams State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1940	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 1/14	President, Oakmonst Homeowners Association; President, Mariner Sands Chapel; Executive Vice President and member of Executive Committee, Chase Manhattan Bank (1987 – 1999); President, Boston Stock Exchange Depository Trust Company, 1981 – 1982.	55	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust; Treasurer, Nantucket Educational Trust, (2002 – 2007).
INTERESTED TRUSTEES(1)
Scott F. Powers State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1959	Trustee	Term: Indefinite Elected Trustee: 2013	May 2008 to Present, President and Chief Executive Officer of State Street Global Advisors; 2001 – 2008, Chief Executive Officer of Old Mutual Asset Management; Board of Directors, United Way of Massachusetts Bay; Board of Directors of Middlesex School; Incorporator, Cardigan Mountain School	55	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust.

32	Disclosure of Information about Fund Trustees and Officers

SSgA

S&P 500 Index Fund

Disclosure of Information about Fund Trustees and Officers, continued — August 31, 2014 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
INTERESTED TRUSTEES(1) (continued)
James E. Ross SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1965	Trustee	Term: Indefinite Elected Trustee: 1/14	Chairman and Director, SSgA Funds Management, Inc. (2012 – present); President, SSgA Funds Management, Inc. (2005 – 2012); Executive Vice President and Senior Managing Director, State Street Global Advisors (2006 – present); and Principal, State Street Global Advisors (2006 – present).	250	Trustee, State Street Master Funds; Trustee, State Street Institutional Investment Trust; Trustee, SPDR Series Trust; Trustee, SPDR Index Shares Funds; Trustee, Select Sector SPDR Trust; Trustee, SSgA Active ETF Trust; and Trustee, SSgA Master Trust.

(1)	Mr. Powers and Mr. Ross are Interested Trustees because of their employment by SSgA Funds Management, Inc., an affiliate of the Trust.

The following lists SSgA Funds’ principal officers, mailing addresses and ages, positions with SSgA Funds and length of time served, and present and principal occupations.

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS:
Ellen M. Needham SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1967	President	Term: Indefinite Elected: 10/12	President and Director, SSgA Funds Management, Inc. (June 2012 – present); Chief Operating Officer, SSgA Funds Management, Inc. (May 2010 – June 2012); Senior Managing Director, SSgA Funds Management, Inc. (1992 – 2012) and Senior Managing Director, State Street Global Advisors (1992 – present).*

Ann M. Carpenter SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1966	Vice President	Term: Indefinite Elected: 10/12	Chief Operating Officer, SSgA Funds Management, Inc. (April 2014 – present); Vice President, SSgA Funds Management, Inc. (2008 – present); Principal, State Street Global Advisors (2005 – 2008 – present).*

Laura F. Dell State Street Bank and Trust Company 4 Copley Place, 5th floor Boston, MA 02116 YOB: 1964	Treasurer	Term: Indefinite Elected: 1/13	Vice President, State Street Bank and Trust Company (2002 – present).*

Brian Harris State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1973	Chief Compliance Officer	Term: Indefinite Elected: 11/13	Vice President, State Street Global Advisors and SSgA Funds Management, Inc. (June 2013 – Present); Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (September 2010 to May 2013); Director of Compliance, AARP Financial Inc. (July 2008 to August 2010).

Disclosure of Information about Fund Trustees and Officers	33

SSgA

S&P 500 Index Fund

Disclosure of Information about Fund Trustees and Officers, continued — August 31, 2014 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS: (continued)
David K. James State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 YOB: 1970	Secretary and Chief Legal Officer	Term: Indefinite Elected: 4/13	Vice President and Managing Counsel, State Street Bank and Trust Company (2009 – present); Vice President and Counsel, PNC Global Investment Servicing (US), Inc. (2006 – 2009).

*	Served in various capacities and/or with various affiliated entities during noted time period.

34	Disclosure of Information about Fund Trustees and Officers

SSgA

S&P 500 Index Fund

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

(800) 647-7327

Trustees

William L. Boyan

Michael F. Holland

William L. Marshall

Scott F. Powers

Patrick J. Riley

James E. Ross

Richard D. Shirk

Rina K. Spence

Bruce D. Taber

Douglas T. Williams

Officers

Ellen M. Needham, President and Principal Executive Officer

Laura F. Dell, Treasurer and Principal Accounting Officer

Ann M. Carpenter, Vice President

Brian Harris, Chief Compliance Officer

David James, Secretary and Chief Legal Officer

Kristin M. Schantz, Assistant Secretary

Chad C. Hallett, Assistant Treasurer

Caroline Connolly, Assistant Treasurer

Investment Adviser

SSgA Funds Management, Inc.

State Street Financial Center,

One Lincoln Street

Boston, Massachusetts 02111-2900

Custodian and Office of Shareholder Inquiries

State Street Bank and Trust Company

1776 Heritage Drive

North Quincy, Massachusetts 02171

Transfer and Dividend Paying Agent

Boston Financial Data Services, Inc.

Two Heritage Drive

North Quincy, Massachusetts 02171

Distributor

State Street Global Markets, LLC

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

Administrator

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, Massachusetts 02199

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, Massachusetts 02116

Distributor:    State Street Global Markets, LLC, member FINRA, SIPC, a wholly owned subsidiary of State Street Corporation.

References to State Street may include State Street Corporation and its affiliates. The SSgA Funds pay State Street Bank and Trust Company for its services as administrator, custodian, transfer agent and shareholder servicing agent and pays SSgA Funds Management, Inc. for investment advisory services.

This information must be preceded or accompanied by a current prospectus or summary prospectus. Read the prospectus carefully before you invest or send money.

Fund Management and Service Providers	35

State Street Equity 500 Index Portfolio

Portfolio of Investments — August 31, 2014 (Unaudited)

	Shares	Market Value

Common Stocks - 97.4%
Consumer Discretionary - 12.2%
Amazon.com, Inc. (a)	54,002	$18,308,838
AutoNation, Inc. (a)	8,969	486,568
AutoZone, Inc. (a)	4,988	2,687,734
Bed Bath & Beyond, Inc. (a)	31,630	2,032,544
Best Buy Co., Inc.	41,213	1,314,283
BorgWarner, Inc.	32,023	1,991,510
Cablevision Systems Corp.	30,812	570,330
CarMax, Inc. (a)	32,197	1,687,123
Carnival Corp.	65,249	2,471,632
CBS Corp. Class B	72,993	4,327,755
Chipotle Mexican Grill, Inc. (a)	4,414	2,995,561
Coach, Inc.	38,800	1,429,004
Comcast Corp. Class A	379,365	20,762,646
D.R. Horton, Inc.	50,179	1,087,881
Darden Restaurants, Inc.	17,817	843,100
Delphi Automotive PLC	39,381	2,740,130
DIRECTV (a)	68,875	5,954,244
Discovery Communications, Inc. Class A (a)	32,197	1,407,653
Discovery Communications, Inc. Class C (a)	32,197	1,383,505
Dollar General Corp. (a)	44,487	2,846,723
Dollar Tree, Inc. (a)	30,293	1,624,462
eBay, Inc. (a)	166,958	9,266,169
Expedia, Inc.	15,023	1,290,476
Family Dollar Stores, Inc.	13,465	1,074,911
Ford Motor Co.	571,060	9,942,155
Fossil Group, Inc. (a)	7,617	771,526
GameStop Corp. Class A	16,878	712,252
Gannett Co., Inc.	34,252	1,156,348
Gap, Inc.	38,164	1,761,269
Garmin Ltd.	19,560	1,062,695
General Motors Co.	191,277	6,656,440
Genuine Parts Co.	21,820	1,914,487
Goodyear Tire & Rubber Co.	40,813	1,059,914
Graham Holdings Co. Class B	571	410,435
H&R Block, Inc.	37,751	1,265,791
Harley-Davidson, Inc.	30,985	1,969,407
Harman International Industries, Inc.	10,405	1,197,407
Hasbro, Inc.	15,428	812,361
Home Depot, Inc.	198,210	18,532,635
Host Hotels & Resorts, Inc.	113,659	2,593,698
Interpublic Group of Cos., Inc.	62,228	1,215,313
Johnson Controls, Inc.	96,406	4,705,577
Kohl’s Corp.	29,888	1,757,115
L Brands, Inc.	36,546	2,333,462
Lennar Corp. Class A	26,425	1,035,331
Lowe’s Cos., Inc.	145,112	7,619,831
Macy’s, Inc.	53,161	3,311,399
Marriott International, Inc. Class A	33,797	2,345,512
Mattel, Inc.	47,843	1,650,105

	Shares	Market Value

McDonald’s Corp.	144,215	$13,515,830
McGraw Hill Financial, Inc.	40,298	3,269,377
Michael Kors Holdings, Ltd. (a)	25,186	2,017,902
Mohawk Industries, Inc. (a)	8,569	1,251,245
Netflix, Inc. (a)	8,828	4,216,606
Newell Rubbermaid, Inc.	41,451	1,389,438
News Corp. Class A (a)	69,414	1,223,422
NIKE, Inc. Class B	107,151	8,416,711
Nordstrom, Inc.	20,456	1,416,578
O’Reilly Automotive, Inc. (a)	15,320	2,389,614
Omnicom Group, Inc.	38,550	2,775,985
PetSmart, Inc.	14,973	1,071,618
PulteGroup, Inc.	47,343	909,932
PVH Corp.	12,451	1,453,530
Ralph Lauren Corp.	8,236	1,393,531
Ross Stores, Inc.	31,072	2,343,450
Scripps Networks Interactive, Inc. Class A	15,263	1,216,614
Snap-on, Inc.	7,972	996,101
Stanley Black & Decker, Inc.	22,250	2,035,875
Staples, Inc.	95,234	1,112,333
Starbucks Corp.	108,846	8,469,307
Starwood Hotels & Resorts Worldwide, Inc.	27,044	2,286,300
Target Corp.	91,844	5,517,069
The Priceline Group, Inc. (a)	7,608	9,466,710
Tiffany & Co.	16,081	1,623,216
Time Warner Cable, Inc.	40,874	6,046,491
Time Warner, Inc.	127,480	9,819,784
TJX Cos., Inc.	101,275	6,037,003
Tractor Supply Co.	19,474	1,303,784
TripAdvisor, Inc. (a)	15,715	1,557,199
Twenty-First Century Fox, Inc.	278,009	9,847,079
Under Armour, Inc. Class A (a)	22,676	1,550,131
Urban Outfitters, Inc. (a)	15,839	630,234
V.F. Corp.	49,828	3,194,971
Viacom, Inc. Class B	57,541	4,669,452
Walt Disney Co.	234,593	21,085,219
Whirlpool Corp.	10,959	1,676,946
Wyndham Worldwide Corp.	19,646	1,590,147
Wynn Resorts, Ltd.	11,859	2,287,364
Yum! Brands, Inc.	64,390	4,663,768

		326,115,113

Consumer Staples - 9.0%
Altria Group, Inc.	290,370	12,509,140
Archer-Daniels-Midland Co.	97,392	4,855,965
Avon Products, Inc.	58,558	822,154
Brown-Forman Corp. Class B	24,161	2,238,758
Campbell Soup Co.	24,983	1,119,738
Clorox Co.	17,779	1,575,219
Coca-Cola Co.	550,222	22,955,262
Coca-Cola Enterprises, Inc.	35,313	1,687,255
Colgate-Palmolive Co.	126,279	8,174,040
ConAgra Foods, Inc.	59,351	1,911,102

36	State Street Equity 500 Index Portfolio

State Street Equity 500 Index Portfolio

Portfolio of Investments, continued — August 31, 2014 (Unaudited)

	Shares	Market Value

Constellation Brands, Inc. Class A (a)	24,776	$2,157,742
Costco Wholesale Corp.	63,434	7,680,589
CVS Caremark Corp.	170,827	13,572,205
Dr Pepper Snapple Group, Inc.	28,303	1,780,825
Estee Lauder Cos., Inc. Class A	37,463	2,878,282
General Mills, Inc.	89,722	4,789,360
Hormel Foods Corp.	18,349	929,927
Kellogg Co.	36,207	2,352,369
Keurig Green Mountain, Inc.	18,089	2,411,625
Kimberly-Clark Corp.	54,873	5,926,284
Kraft Foods Group, Inc.	86,351	5,086,074
Kroger Co.	72,855	3,714,148
Lorillard, Inc.	53,128	3,171,742
McCormick & Co., Inc.	17,961	1,251,702
Molson Coors Brewing Co. Class B	23,509	1,738,491
Mondelez International, Inc. Class A	243,994	8,830,143
Monster Beverage Corp. (a)	19,647	1,736,991
PepsiCo, Inc.	220,838	20,425,307
Philip Morris International, Inc.	229,187	19,613,823
Procter & Gamble Co.	393,561	32,708,855
Reynolds American, Inc.	45,070	2,635,243
Safeway, Inc.	32,165	1,118,699
Sysco Corp.	82,835	3,133,648
The Hershey Co.	21,015	1,921,191
The J.M. Smucker Co.	14,855	1,524,123
Tyson Foods, Inc. Class A	44,691	1,700,939
Wal-Mart Stores, Inc.	234,899	17,734,875
Walgreen Co.	126,813	7,674,723
Whole Foods Market, Inc.	51,987	2,034,771

		240,083,329

Energy - 10.1%
Anadarko Petroleum Corp.	73,244	8,253,866
Apache Corp.	56,370	5,740,157
Baker Hughes, Inc.	62,294	4,307,007
Cabot Oil & Gas Corp.	58,422	1,959,474
Cameron International Corp. (a)	30,467	2,264,612
Chesapeake Energy Corp.	71,994	1,958,237
Chevron Corp. (b)	276,834	35,836,161
Cimarex Energy Co.	13,242	1,922,209
ConocoPhillips	179,103	14,546,746
Consol Energy, Inc.	32,173	1,295,928
Denbury Resources, Inc.	53,229	916,603
Devon Energy Corp.	55,350	4,174,497
Diamond Offshore Drilling, Inc.	9,954	437,379
Ensco PLC Class A	32,889	1,660,237
EOG Resources, Inc.	78,963	8,676,454
EQT Corp.	22,243	2,203,392
ExxonMobil Corp. (b)	625,672	62,229,337
FMC Technologies, Inc. (a)	33,409	2,066,013
Halliburton Co.	122,067	8,252,950
Helmerich & Payne, Inc.	14,974	1,573,019
Hess Corp.	38,344	3,876,578

	Shares	Market Value

Kinder Morgan, Inc.	100,076	$4,029,060
Marathon Oil Corp.	99,689	4,156,034
Marathon Petroleum Corp.	41,101	3,740,602
Murphy Oil Corp.	24,962	1,559,376
Nabors Industries, Ltd.	41,720	1,135,201
National Oilwell Varco, Inc.	63,041	5,448,634
Newfield Exploration Co. (a)	20,685	927,102
Noble Corp. PLC	37,996	1,081,366
Noble Energy, Inc.	52,295	3,772,561
Occidental Petroleum Corp.	114,835	11,911,835
Paragon Offshore PLC (a)	—	3
Peabody Energy Corp.	38,190	606,457
Phillips 66	82,192	7,152,348
Pioneer Natural Resources Co.	20,424	4,261,468
QEP Resources, Inc.	27,323	971,879
Range Resources Corp.	24,841	1,952,254
Schlumberger, Ltd.	189,972	20,828,530
Southwestern Energy Co. (a)	51,844	2,134,936
Spectra Energy Corp.	97,541	4,063,558
Tesoro Corp.	20,049	1,297,972
Transocean, Ltd.	47,690	1,843,219
Valero Energy Corp.	78,586	4,254,646
Williams Cos., Inc. (The)	108,510	6,449,834

		267,729,731

Financials - 16.4%
ACE, Ltd.	49,767	5,291,725
Affiliated Managers Group, Inc. (a)	7,876	1,663,017
AFLAC, Inc.	65,337	4,001,238
Allstate Corp.	63,967	3,933,331
American Express Co.	133,052	11,914,807
American International Group, Inc.	211,732	11,869,696
American Tower Corp. REIT	57,382	5,657,865
Ameriprise Financial, Inc.	27,963	3,516,627
Aon PLC	42,882	3,737,595
Apartment Investment & Management Co. Class A	19,865	680,774
Assurant, Inc.	10,846	723,971
AvalonBay Communities, Inc.	17,829	2,747,449
Bank of America Corp.	1,530,366	24,623,589
BB&T Corp.	105,739	3,947,237
Berkshire Hathaway, Inc. Class B (a)	261,819	35,934,658
BlackRock, Inc.	18,118	5,988,543
Boston Properties, Inc.	22,821	2,770,926
Capital One Financial Corp.	84,268	6,915,032
CBRE Group, Inc. (a)	42,908	1,363,616
Charles Schwab Corp.	172,289	4,911,959
Chubb Corp.	35,896	3,300,637
Cincinnati Financial Corp.	20,005	962,040
Citigroup, Inc.	443,193	22,890,918
CME Group, Inc.	46,092	3,528,343
Comerica, Inc.	25,917	1,304,662
Discover Financial Services	68,377	4,264,674

State Street Equity 500 Index Portfolio	37

State Street Equity 500 Index Portfolio

Portfolio of Investments, continued — August 31, 2014 (Unaudited)

	Shares	Market Value

E*TRADE Financial Corp. (a)	38,889	$865,669
Equity Residential	49,038	3,259,556
Essex Property Trust, Inc.	8,655	1,674,310
Fifth Third Bancorp	122,654	2,502,755
Franklin Resources, Inc.	57,851	3,269,739
General Growth Properties, Inc. REIT	78,242	1,922,406
Genworth Financial, Inc. Class A (a)	71,189	1,010,172
Goldman Sachs Group, Inc.	60,788	10,887,739
Hartford Financial Services Group, Inc.	64,130	2,376,017
HCP, Inc.	67,077	2,906,446
Health Care REIT, Inc.	43,881	2,965,478
Hudson City Bancorp, Inc.	66,376	655,131
Huntington Bancshares, Inc.	122,865	1,209,606
Intercontinental Exchange, Inc.	16,325	3,085,425
Invesco Ltd.	62,489	2,552,051
J.P. Morgan Chase & Co.	550,472	32,725,560
KeyCorp	128,679	1,751,321
Kimco Realty Corp.	57,616	1,353,400
Legg Mason, Inc.	15,615	770,132
Leucadia National Corp.	47,809	1,191,878
Lincoln National Corp.	37,210	2,048,038
Loews Corp.	42,612	1,863,849
M&T Bank Corp.	19,334	2,390,262
Marsh & McLennan Cos., Inc.	79,934	4,244,495
Mastercard, Inc. Class A	145,149	11,003,746
MetLife, Inc.	162,626	8,902,147
Moody’s Corp.	27,234	2,548,285
Morgan Stanley	206,455	7,083,471
NASDAQ OMX Group, Inc.	15,925	692,260
Navient Corp.	59,941	1,075,342
Northern Trust Corp.	31,510	2,185,219
Paychex, Inc.	45,731	1,904,696
People’s United Financial, Inc.	49,334	737,543
PNC Financial Services Group, Inc.	77,742	6,588,635
Principal Financial Group, Inc.	40,326	2,189,299
Progressive Corp.	76,252	1,907,825
ProLogis, Inc.	74,347	3,043,766
Prudential Financial, Inc.	66,937	6,004,249
Public Storage, Inc.	21,452	3,757,961
Regions Financial Corp.	195,943	1,988,821
Simon Property Group, Inc.	44,935	7,640,298
State Street Corp. (c)	62,947	4,534,072
SunTrust Banks, Inc.	78,882	3,003,827
T. Rowe Price Group, Inc.	38,320	3,103,728
The Bank of New York Mellon Corp.	165,991	6,503,527
The Macerich Co. REIT	20,945	1,367,499
Torchmark Corp.	19,384	1,057,397
Total System Services, Inc.	22,999	723,549
Travelers Cos., Inc.	51,098	4,839,492
U.S. Bancorp	265,430	11,222,380

	Shares	Market Value

Unum Group	35,424	$1,284,828
Ventas, Inc.	43,103	2,835,315
Visa, Inc. Class A	73,310	15,579,841
Vornado Realty Trust	25,546	2,704,555
Wells Fargo & Co.	696,946	35,850,902
Western Union Co.	74,940	1,309,202
XL Group PLC	38,920	1,330,286
Zions Bancorp.	31,258	910,858

		435,341,185

Health Care - 13.0%
Abbott Laboratories	218,459	9,227,708
AbbVie, Inc.	232,363	12,845,027
Actavis PLC (a)	38,769	8,799,788
Aetna, Inc.	52,415	4,304,844
Alexion Pharmaceuticals, Inc. (a)	29,427	4,981,697
Allergan, Inc.	43,614	7,138,739
AmerisourceBergen Corp.	33,552	2,596,589
Amgen, Inc.	110,391	15,386,297
Baxter International, Inc.	78,645	5,896,802
Becton Dickinson and Co.	28,992	3,396,993
Biogen Idec, Inc. (a)	34,647	11,885,307
Boston Scientific Corp. (a)	189,577	2,403,836
Bristol-Myers Squibb Co.	242,012	12,257,908
C.R. Bard, Inc.	11,162	1,656,887
Cardinal Health, Inc.	49,124	3,620,439
CareFusion Corp. (a)	29,322	1,346,173
Celgene Corp. (a)	115,665	10,990,488
Cerner Corp. (a)	43,363	2,500,311
CIGNA Corp.	39,811	3,766,121
Covidien PLC	64,913	5,636,396
DaVita HealthCare Partners, Inc. (a)	26,572	1,984,397
Dentsply International, Inc.	20,166	962,019
Edwards Lifesciences Corp. (a)	16,445	1,632,331
Eli Lilly & Co.	142,357	9,048,211
Express Scripts Holding Co. (a)	111,747	8,261,456
Gilead Sciences, Inc. (a)	223,646	24,059,837
Hospira, Inc. (a)	25,017	1,344,414
Humana, Inc.	22,917	2,950,335
Intuitive Surgical, Inc. (a)	5,452	2,562,494
Johnson & Johnson	411,241	42,658,029
Laboratory Corp. of America Holdings (a)	13,347	1,431,199
Mallinckrodt PLC (a)	16,400	1,336,436
McKesson Corp.	33,631	6,559,054
Mead Johnson Nutrition Co.	30,568	2,922,301
Medtronic, Inc.	144,610	9,233,348
Merck & Co., Inc.	425,198	25,558,652
Mylan, Inc. (a)	54,707	2,658,760
Patterson Cos., Inc.	11,159	449,373
Perrigo Co. PLC	19,214	2,857,890
Pfizer, Inc.	927,548	27,260,636
Quest Diagnostics, Inc.	22,158	1,400,607

38	State Street Equity 500 Index Portfolio

State Street Equity 500 Index Portfolio

Portfolio of Investments, continued — August 31, 2014 (Unaudited)

	Shares	Market Value

Regeneron Pharmaceuticals, Inc. (a)	11,858	$4,156,466
St. Jude Medical, Inc.	40,353	2,646,753
Stryker Corp.	43,695	3,640,230
Tenet Healthcare Corp. (a)	13,452	822,993
UnitedHealth Group, Inc.	143,222	12,414,483
Varian Medical Systems, Inc. (a)	15,631	1,328,948
Vertex Pharmaceuticals, Inc. (a)	34,448	3,223,299
WellPoint, Inc.	40,019	4,662,614
Zimmer Holdings, Inc.	24,627	2,445,707
Zoetis, Inc.	73,528	2,605,832

		345,717,454

Industrials - 10.3%
3M Co.	90,843	13,081,392
ADT Corp.	25,056	923,564
Allegion PLC	12,837	660,207
AMETEK, Inc.	34,101	1,805,307
Amphenol Corp. Class A	22,590	2,326,996
Avery Dennison Corp.	13,318	640,995
Boeing Co.	98,024	12,429,443
Caterpillar, Inc.	91,555	9,985,904
CH Robinson Worldwide, Inc.	22,382	1,527,795
Cintas Corp.	15,222	1,006,783
CSX Corp.	143,859	4,446,682
Cummins, Inc.	24,544	3,561,580
Danaher Corp.	87,478	6,701,690
Deere & Co.	53,954	4,536,992
Delta Air Lines, Inc.	125,066	4,950,112
Dover Corp.	24,145	2,121,621
Eaton Corp. PLC	70,299	4,907,573
Emerson Electric Co.	103,469	6,624,085
Equifax, Inc.	17,295	1,362,154
Expeditors International of Washington, Inc.	29,444	1,216,037
Fastenal Co.	38,342	1,736,126
FedEx Corp.	40,250	5,952,170
First Solar, Inc. (a)	9,149	637,502
Flir Systems, Inc.	20,339	687,255
Flowserve Corp.	18,955	1,438,495
Fluor Corp.	22,556	1,666,663
General Dynamics Corp.	46,789	5,766,744
General Electric Co.	1,458,063	37,880,477
Honeywell International, Inc.	113,103	10,770,799
Illinois Tool Works, Inc.	55,871	4,928,381
Ingersoll-Rand PLC	38,516	2,318,663
Iron Mountain, Inc.	23,290	837,974
Jacobs Engineering Group, Inc. (a)	20,157	1,086,664
Joy Global, Inc.	14,887	940,114
Kansas City Southern	16,704	1,926,973
L-3 Communications Holdings, Inc.	12,465	1,370,527

	Shares	Market Value

Leggett & Platt, Inc.	20,944	$734,925
Lockheed Martin Corp.	38,649	6,724,926
Martin Marietta Materials, Inc.	8,655	1,133,459
Masco Corp.	49,439	1,160,333
Nielsen NV	44,575	2,094,579
Norfolk Southern Corp.	44,968	4,811,576
Northrop Grumman Corp.	31,686	4,031,093
PACCAR, Inc.	51,735	3,249,475
Pall Corp.	16,107	1,358,948
Parker-Hannifin Corp.	21,814	2,519,517
Pentair PLC	28,991	1,973,417
Pitney Bowes, Inc.	30,921	836,722
Precision Castparts Corp.	20,778	5,071,079
Quanta Services, Inc. (a)	30,293	1,100,848
Raytheon Co.	45,336	4,367,670
Republic Services, Inc.	41,114	1,617,014
Robert Half International, Inc.	20,374	1,022,979
Rockwell Automation, Inc.	19,479	2,271,446
Rockwell Collins, Inc.	19,500	1,501,110
Roper Industries, Inc.	14,835	2,233,558
Ryder System, Inc.	6,855	619,281
Southwest Airlines Co.	98,827	3,163,452
Stericycle, Inc. (a)	12,204	1,450,445
Textron, Inc.	38,806	1,474,628
Thermo Fisher Scientific, Inc.	58,012	6,973,623
Tyco International, Ltd.	67,336	3,004,532
Union Pacific Corp.	132,338	13,931,221
United Parcel Service, Inc. Class B	102,255	9,952,479
United Technologies Corp.	123,227	13,306,052
W.W. Grainger, Inc.	8,712	2,144,894
Waste Management, Inc.	63,304	2,973,389
Xylem, Inc.	24,834	925,315

		274,496,424

Information Technology - 17.4%
Accenture PLC Class A	92,782	7,520,909
Adobe Systems, Inc. (a)	67,213	4,832,615
Agilent Technologies, Inc.	47,575	2,719,387
Akamai Technologies, Inc. (a)	25,034	1,512,554
Alliance Data Systems Corp. (a)	7,704	2,038,787
Altera Corp.	43,754	1,546,266
Analog Devices, Inc.	46,018	2,352,440
Apple, Inc.	878,164	90,011,810
Applied Materials, Inc.	179,253	4,141,641
Autodesk, Inc. (a)	34,170	1,832,879
Automatic Data Processing, Inc.	69,865	5,832,330
Avago Technologies, Ltd.	35,918	2,948,509
Broadcom Corp. Class A	81,235	3,199,034
CA, Inc.	45,959	1,297,882
Cisco Systems, Inc.	746,429	18,653,261
Citrix Systems, Inc. (a)	25,678	1,804,136
Cognizant Technology Solutions Corp. Class A (a)	88,427	4,043,767
Computer Sciences Corp.	20,032	1,197,713

State Street Equity 500 Index Portfolio	39

State Street Equity 500 Index Portfolio

Portfolio of Investments, continued — August 31, 2014 (Unaudited)

	Shares	Market Value

Corning, Inc.	191,950	$4,004,077
Dun & Bradstreet Corp.	6,145	721,300
Electronic Arts, Inc. (a)	43,621	1,650,619
EMC Corp.	296,074	8,743,065
F5 Networks, Inc. (a)	10,559	1,311,322
Facebook, Inc. Class A (a)	251,007	18,780,344
Fidelity National Information Services, Inc.	40,486	2,297,581
Fiserv, Inc. (a)	36,442	2,349,416
Google, Inc. Class A (a)	41,323	24,064,862
Google, Inc. Class C (a)	41,323	23,620,227
Harris Corp.	16,098	1,149,236
Hewlett-Packard Co.	271,263	10,307,994
Intel Corp.	724,220	25,289,762
International Business Machines Corp.	138,347	26,604,128
Intuit, Inc.	41,426	3,445,815
Jabil Circuit, Inc.	23,847	514,618
Juniper Networks, Inc.	73,044	1,693,890
KLA-Tencor Corp.	23,373	1,786,165
Lam Research Corp.	24,281	1,746,047
Linear Technology Corp.	35,021	1,579,797
Microchip Technology, Inc.	28,206	1,377,299
Micron Technology, Inc. (a)	155,328	5,063,693
Microsoft Corp. (b)	1,092,477	49,631,230
Motorola Solutions, Inc.	33,022	1,961,507
NetApp, Inc.	49,643	2,092,949
NVIDIA Corp.	86,512	1,682,658
Oracle Corp.	501,027	20,807,651
PerkinElmer, Inc.	16,632	745,945
QUALCOMM, Inc.	245,985	18,719,458
Red Hat, Inc. (a)	28,130	1,713,680
Salesforce.com, Inc. (a)	83,105	4,910,674
SanDisk Corp.	33,206	3,252,860
Seagate Technology PLC	47,776	2,989,822
Symantec Corp.	98,203	2,384,369
TE Connectivity, Ltd.	58,249	3,651,047
Teradata Corp. (a)	21,913	1,000,767
Texas Instruments, Inc.	158,906	7,656,091
VeriSign, Inc. (a)	19,320	1,102,689
Waters Corp. (a)	11,915	1,232,368
Western Digital Corp.	29,947	3,084,840
Xerox Corp.	161,592	2,231,586
Xilinx, Inc.	39,642	1,674,875
Yahoo!, Inc. (a)	137,637	5,300,401

		463,414,644

Materials - 3.5%
Air Products & Chemicals, Inc.	30,907	4,117,121
Airgas, Inc.	10,040	1,108,215
Alcoa, Inc.	168,989	2,806,907
Allegheny Technologies, Inc.	14,911	628,797
Ball Corp.	21,658	1,388,278
Bemis Co., Inc.	15,112	615,663

	Shares	Market Value

CF Industries Holdings, Inc.	8,006	$2,062,906
Dow Chemical Co.	173,990	9,317,165
E.I. du Pont de Nemours & Co.	132,694	8,772,400
Eastman Chemical Co.	21,472	1,770,796
Ecolab, Inc.	39,265	4,508,407
FMC Corp.	18,522	1,225,045
Freeport-McMoRan, Inc.	152,764	5,556,027
International Flavors & Fragrances, Inc.	11,280	1,145,935
International Paper Co.	61,808	2,994,598
LyondellBasell Industries NV	61,452	7,027,036
MeadWestvaco Corp.	24,943	1,072,549
Monsanto Co.	75,694	8,754,011
Mosaic Co.	47,516	2,269,364
Newmont Mining Corp.	73,573	1,993,093
Nucor Corp.	47,306	2,569,662
Owens-Illinois, Inc. (a)	22,763	700,873
Plum Creek Timber Co., Inc.	27,186	1,104,567
PPG Industries, Inc.	20,144	4,146,844
Praxair, Inc.	43,000	5,656,650
Sealed Air Corp.	27,169	980,801
Sherwin-Williams Co.	12,287	2,679,918
Sigma-Aldrich Corp.	16,561	1,722,344
Vulcan Materials Co.	18,490	1,171,896
Weyerhaeuser Co.	75,081	2,549,000

		92,416,868

Telecommunication Services - 2.5%
AT&T, Inc.	756,973	26,463,776
CenturyLink, Inc.	86,173	3,532,231
Crown Castle International Corp.	48,642	3,867,526
Frontier Communications Corp.	143,538	976,058
Verizon Communications, Inc.	602,451	30,014,109
Windstream Holdings, Inc.	85,867	970,297

		65,823,997

Utilities - 3.0%
AES Corp.	98,059	1,488,536
AGL Resources, Inc.	18,002	959,687
Ameren Corp.	36,056	1,441,879
American Electric Power Co., Inc.	70,843	3,804,269
CenterPoint Energy, Inc.	60,335	1,498,721
CMS Energy Corp.	36,401	1,111,687
Consolidated Edison, Inc.	43,500	2,518,215
Dominion Resources, Inc.	84,268	5,917,299
DTE Energy Co.	26,039	2,037,552
Duke Energy Corp.	102,291	7,568,511
Edison International	47,705	2,821,274
Entergy Corp.	25,100	1,942,991
Exelon Corp.	124,759	4,169,446
FirstEnergy Corp.	61,729	2,113,601
Integrys Energy Group, Inc.	11,180	759,010
NextEra Energy, Inc.	63,457	6,247,342
NiSource, Inc.	43,778	1,736,673

40	State Street Equity 500 Index Portfolio

State Street Equity 500 Index Portfolio

Portfolio of Investments, continued — August 31, 2014 (Unaudited)

	Shares	Market Value

Northeast Utilities	46,443	$2,131,269
NRG Energy, Inc.	51,498	1,585,108
Oneok, Inc.	31,504	2,211,581
Pepco Holdings, Inc.	35,659	982,762
PG&E Corp.	68,812	3,198,382
Pinnacle West Capital Corp.	15,456	880,219
PPL Corp.	98,256	3,402,605
Public Service Enterprise Group, Inc.	73,936	2,764,467
SCANA Corp.	19,301	1,002,494
Sempra Energy	33,224	3,520,747
Southern Co.	129,084	5,731,330
TECO Energy, Inc.	30,250	547,525
Wisconsin Energy Corp.	32,976	1,494,802
Xcel Energy, Inc.	73,700	2,362,085

		79,952,069

Total Common Stocks (cost: $1,163,745,331)		2,591,090,814

	Par Amount

U.S. Government Securities - 0.2%
U.S. Treasury Bill (b)(d)(e) 0.01% due 10/09/2014	$400,000	399,998
U.S. Treasury Bill (b)(d)(e) 0.02% due 10/23/2014	2,000,000	1,999,942
U.S. Treasury Bill (b)(d)(e) 0.02% due 11/06/2014	3,760,000	3,759,897

Total U.S. Government Securities (cost: $6,159,837)		6,159,837

	Shares

Money Market Fund - 2.2%
State Street Institutional Liquid Reserves Fund 0.08% (c)(f)	58,327,319	58,327,319

Total Money Market Fund (cost: $58,327,319)		58,327,319

Total Investments (g) - 99.8% (cost $1,228,232,487 (h))		2,655,577,970

Other Assets in Excess of Liabilities - 0.2%		5,922,322

Net Assets - 100.0%		$2,661,500,292

(a)	Non-income producing security.
(b)	All or part of this security has been designated as collateral for futures contracts.
(c)	Affiliated issuer. See table that follows for more information.
(d)	Rate represents annualized yield at date of purchase.
(e)	Value determined based on Level 2 inputs established by provisions surrounding fair value measurements and disclosures.
(f)	The rate shown is the annualized seven-day yield at period end.
(g)	Unless otherwise indicated, the values of the securities of the Portfolio are determined based on Level 1 inputs.
(h)	Cost of investments shown approximates cost for federal income tax purposes. Gross unrealized appreciation and gross unrealized depreciation of investments at August 31, 2014 was $1,435,810,795 and $8,465,312, respectively, resulting in net unrealized appreciation of investments of $1,427,345,483.
†	Security valuation: The Portfolio’s investments are valued each business day by independent pricing services. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price if no sale has occurred) on the primary market or exchange on which they trade. Investments in other mutual funds are valued at the net asset value per share. Fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price. Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each money market instrument is initially valued at cost, and thereafter a constant accretion or amortization of any discount or premium is recorded until maturity of the security. The Portfolio may value securities for which market quotations are not readily available at “fair value,” as determined in good faith pursuant to procedures established by the Board of Trustees.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See accompanying notes which are an integral part of the financial statements.

State Street Equity 500 Index Portfolio	41

State Street Equity 500 Index Portfolio

Portfolio of Investments, continued — August 31, 2014 (Unaudited)

The Portfolio adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in generally accepted accounting principles and expand disclosures about fair value measurements. These provisions apply to fair value measurements that are already required or permitted by other accounting standards and are intended to increase the consistency of those measurements and apply broadly to securities and other types of assets and liabilities. In accordance with these provisions, fair value is defined as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. Various inputs are used in determining the value of the Portfolio’s investments.

The three tier hierarchy of inputs is summarized below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of August 31, 2014, in valuing the Portfolio’s assets carried at fair value:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Assets:

Investments:
Common Stocks	$2,591,090,814	$—	$—	$2,591,090,814
U.S. Government Securities	—	6,159,837	—	6,159,837
Money Market Fund	58,327,319	—	—	58,327,319

Total Investments	2,649,418,133	6,159,837	—	2,655,577,970

Other Assets:
Futures contracts	2,311,537	—	—	2,311,537

Total	$2,651,729,670	$6,159,837	$—	$2,657,889,507

The type of inputs used to value each security under the provisions surrounding fair value measurements and disclosures is identified in the Portfolio of Investments, which also includes a breakdown of the Portfolio’s investments by category.

For the eight months ended August 31, 2014, there were no transfers between levels.

Derivatives

Futures: The Portfolio may enter into financial futures contracts as part of its strategy to track the performance of the S&P 500® Index. Upon entering into a futures contract, the Portfolio is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio, which is recorded on the Statement of Asset and Liabilities. The Portfolio recognizes a realized gain or loss when the contract is closed. The Portfolio voluntarily segregates securities in an amount equal to the outstanding value of the open futures contracts in accordance with Securities and Exchange Commission requirements.

Schedule of Futures Contracts	Number of Contracts	Notional Value	Unrealized Appreciation $

S&P 500 Financial Futures Contracts (long) Expiration Date 09/2014	722	$72,250,540	2,311,537

Total Unrealized Appreciation on Open Futures Contracts Purchased			2,311,537

See accompanying notes which are an integral part of the financial statements.

42	State Street Equity 500 Index Portfolio

State Street Equity 500 Index Portfolio

Portfolio of Investments, continued — August 31, 2014 (Unaudited)

The Portfolio adopted provisions surrounding Derivatives and Hedging which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. To the extent permitted by the investment objective, restrictions and policies set forth in the Portfolio’s Prospectus and Statement of Additional Information, the Portfolio may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. The Portfolio’s use of derivatives includes futures. These instruments offer unique characteristics and risks that assist the Portfolio in meeting its investment objective. The Portfolio typically uses derivatives in two ways: cash equitization and return enhancement. Cash equitization is a technique that may be used by the Portfolio through the use of options and futures to earn “market-like” returns with the Portfolio’s excess and liquidity reserve cash balances and receivables. Return enhancement can be accomplished through the use of derivatives in the Portfolio. By purchasing certain instruments, the Portfolio may more effectively achieve the desired portfolio characteristics that assist in meeting the Portfolio’s investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

The following table discloses the amounts related to the Portfolio’s use of derivative instruments and hedging activities at August 31, 2014:

Asset Derivatives(1)

	Equity Contracts Risk	Total

Futures Contracts	$2,311,537	$2,311,537

(1)	Portfolio of Investments: Unrealized appreciation of futures contracts. Only unsettled receivable/payable for variation margin is reported with the Statement of Assets and Liabilities.

The average notional value of futures outstanding during the period ended August 31, 2014, was $61,795,247.

Affiliates Table

Certain investments made by the Portfolio were made in securities affiliated with State Street and SSgA FM. Investments in State Street Corp., the holding company of State Street, were made according to its representative portion of the S&P 500® Index. The Portfolio also invested in the State Street Institutional Liquid Reserves Fund. Transactions in all affiliates for the period ending August 31, 2014 were as follows:

Security Description	Number of Shares Held at 12/31/13	Shares Purchased for the Eight Months Ended 08/31/14	Shares Sold for the Eight Months Ended 08/31/14	Number of Shares Held at 08/31/14	Value at 08/31/14	Income Earned for the Eight Months Ended 08/31/14	Realized Gain/Loss on Shares Sold

State Street Corp.	72,725	—	9,778	62,947	$4,534,072	$78,543	$—
State Street Institutional Liquid Reserves Fund	41,178,491	257,666,544	240,517,716	58,327,319	58,327,319	26,801	—

See accompanying notes which are an integral part of the financial statements.

State Street Equity 500 Index Portfolio	43

State Street Equity 500 Index Portfolio

Statement of Assets and Liabilities — August 31, 2014 (Unaudited)

Assets
Investments in unaffiliated issuers at market value (identified cost $1,167,836,694)	$2,592,716,579
Investments in non-controlled affiliates at market value (identified cost $60,395,793) (Note 4)	62,861,391

Total investments at market value (identified cost $1,228,232,487)	2,655,577,970
Daily variation margin on futures contracts	223,598
Dividends and interest receivable	5,842,602
Dividend receivable from non-controlled affiliates (Note 4)	20,311

Total assets	2,661,664,481

Liabilities
Management fees payable (Note 4)	164,189

Total liabilities	164,189

Net Assets	$2,661,500,292

See accompanying notes which are an integral part of the financial statements.

44	Statement of Assets and Liabilities

State Street Equity 500 Index Portfolio

Portfolio of Investments — December 31, 2013

	Shares	Market Value

Common Stocks - 98.2%
Consumer Discretionary - 13.0%
Amazon.com, Inc. (a)	60,492	$24,123,605
AutoNation, Inc. (a)	10,363	514,937
AutoZone, Inc. (a)	5,764	2,754,846
Bed Bath & Beyond, Inc. (a)	36,545	2,934,564
Best Buy Co., Inc.	42,119	1,679,706
BorgWarner, Inc.	37,000	2,068,670
Cablevision Systems Corp.	35,600	638,308
CarMax, Inc. (a)	37,200	1,749,144
Carnival Corp.	70,650	2,838,011
CBS Corp. Class B	91,203	5,813,279
Chipotle Mexican Grill, Inc. (a)	5,100	2,717,178
Coach, Inc.	44,828	2,516,196
Comcast Corp. Class A	427,348	22,207,139
D.R. Horton, Inc. (a)	46,076	1,028,416
Darden Restaurants, Inc.	20,588	1,119,370
Delphi Automotive PLC	45,500	2,735,915
DIRECTV (a)	82,277	5,684,518
Discovery Communications, Inc. Class A (a)	37,200	3,363,624
Dollar General Corp. (a)	48,200	2,907,424
Dollar Tree, Inc. (a)	36,600	2,064,972
eBay, Inc. (a)	191,503	10,511,600
Expedia, Inc.	17,357	1,209,089
Family Dollar Stores, Inc.	15,558	1,010,803
Ford Motor Co.	644,398	9,943,061
Fossil Group, Inc. (a)	8,800	1,055,472
GameStop Corp. Class A	19,500	960,570
Gannett Co., Inc.	39,574	1,170,599
Gap, Inc.	48,098	1,879,670
Garmin Ltd.	22,600	1,044,572
General Motors Co. (a)	182,300	7,450,601
Genuine Parts Co.	25,209	2,097,137
Goodyear Tire & Rubber Co.	39,357	938,664
Graham Holdings Co. Class B (a)	660	437,791
H&R Block, Inc.	43,615	1,266,580
Harley-Davidson, Inc.	35,801	2,478,861
Harman International Industries, Inc.	12,021	983,919
Hasbro, Inc.	17,825	980,553
Home Depot, Inc.	227,812	18,758,040
Host Hotels & Resorts, Inc.	118,721	2,307,936
International Game Technology	39,819	723,113
Interpublic Group of Cos., Inc.	71,894	1,272,524
Johnson Controls, Inc.	114,586	5,878,262
Kohl’s Corp.	34,533	1,959,748
L Brands, Inc.	39,567	2,447,219
Lennar Corp. Class A	25,931	1,025,830
Lowe’s Cos., Inc.	171,762	8,510,807
Macy’s, Inc.	61,423	3,279,988
Marriott International, Inc. Class A	39,050	1,927,508
Mattel, Inc.	55,276	2,630,032

	Shares	Market Value

McDonald’s Corp.	163,625	$15,876,534
McGraw-Hill Cos., Inc.	45,766	3,578,901
Michael Kors Holdings, Ltd. (a)	29,100	2,362,629
Mohawk Industries, Inc. (a)	9,900	1,474,110
NetFlix, Inc. (a)	9,500	3,497,615
Newell Rubbermaid, Inc.	47,893	1,552,212
News Corp. Class A (a)	80,202	1,445,240
NIKE, Inc. Class B	121,604	9,562,939
Nordstrom, Inc.	23,633	1,460,519
O’Reilly Automotive, Inc. (a)	17,700	2,278,167
Omnicom Group, Inc.	41,741	3,104,278
PetSmart, Inc.	17,300	1,258,575
Priceline.com, Inc. (a)	8,390	9,752,536
PulteGroup, Inc.	54,705	1,114,341
PVH Corp.	13,000	1,768,260
Ralph Lauren Corp.	9,515	1,680,064
Ross Stores, Inc.	35,900	2,689,987
Scripps Networks Interactive, Inc. Class A	17,635	1,523,840
Snap-on, Inc.	9,212	1,008,898
Stanley Black & Decker, Inc.	25,707	2,074,298
Staples, Inc.	110,033	1,748,424
Starbucks Corp.	123,161	9,654,591
Starwood Hotels & Resorts Worldwide, Inc.	31,247	2,482,574
Target Corp.	102,816	6,505,168
Tiffany & Co.	19,880	1,844,466
Time Warner Cable, Inc.	46,071	6,242,621
Time Warner, Inc.	150,191	10,471,317
TJX Cos., Inc.	118,912	7,578,262
TripAdvisor, Inc. (a)	18,157	1,503,944
Twenty-First Century Fox, Inc.	315,909	11,113,679
Urban Outfitters, Inc. (a)	18,300	678,930
V.F. Corp.	57,572	3,589,038
Viacom, Inc. Class B	64,522	5,635,351
Walt Disney Co.	264,445	20,203,598
Whirlpool Corp.	12,661	1,986,004
Wyndham Worldwide Corp.	22,699	1,672,689
Wynn Resorts, Ltd.	12,700	2,466,467
Yum! Brands, Inc.	72,292	5,465,998

		357,507,435

Consumer Staples - 9.5%
Altria Group, Inc.	328,999	12,630,272
Archer-Daniels-Midland Co.	107,024	4,644,842
Avon Products, Inc.	67,660	1,165,105
Beam, Inc.	26,245	1,786,235
Brown-Forman Corp. Class B	26,182	1,978,574
Campbell Soup Co.	28,865	1,249,277
Clorox Co.	20,543	1,905,569
Coca-Cola Co.	622,322	25,708,122
Coca-Cola Enterprises, Inc.	40,801	1,800,548
Colgate-Palmolive Co.	144,602	9,429,496
ConAgra Foods, Inc.	68,575	2,310,978
Constellation Brands, Inc. Class A (a)	26,926	1,895,052

State Street Equity 500 Index Portfolio	45

State Street Equity 500 Index Portfolio

Portfolio of Investments, continued — December 31, 2013

	Shares	Market Value

Costco Wholesale Corp.	71,989	$8,567,411
CVS Caremark Corp.	192,032	13,743,730
Dr Pepper Snapple Group, Inc.	32,700	1,593,144
Estee Lauder Cos., Inc. Class A	41,204	3,103,485
General Mills, Inc.	103,664	5,173,870
Hormel Foods Corp.	21,200	957,604
Kellogg Co.	41,835	2,554,863
Kimberly-Clark Corp.	61,800	6,455,628
Kraft Foods Group, Inc.	96,669	5,212,393
Kroger Co.	84,176	3,327,477
Lorillard, Inc.	61,383	3,110,890
McCormick & Co., Inc.	20,753	1,430,297
Molson Coors Brewing Co. Class B	25,162	1,412,846
Mondelez International, Inc. Class A	281,909	9,951,388
Monster Beverage Corp. (a)	24,300	1,646,811
PepsiCo, Inc.	251,954	20,897,065
Philip Morris International, Inc.	259,499	22,610,148
Procter & Gamble Co.	441,319	35,927,780
Reynolds American, Inc.	52,074	2,603,179
Safeway, Inc.	37,164	1,210,431
Sysco Corp.	95,709	3,455,095
The Hershey Co.	24,282	2,360,939
The J.M. Smucker Co.	17,160	1,778,119
Tyson Foods, Inc. Class A	44,235	1,480,103
Wal-Mart Stores, Inc.	264,702	20,829,400
Walgreen Co.	141,018	8,100,074
Whole Foods Market, Inc.	60,066	3,473,617

		259,471,857

Energy - 10.1%
Anadarko Petroleum Corp.	81,626	6,474,574
Apache Corp.	65,125	5,596,843
Baker Hughes, Inc.	71,973	3,977,228
Cabot Oil & Gas Corp.	67,500	2,616,300
Cameron International Corp. (a)	39,700	2,363,341
Chesapeake Energy Corp.	83,182	2,257,560
Chevron Corp. (b)	314,746	39,314,923
ConocoPhillips	198,530	14,026,145
Consol Energy, Inc.	37,173	1,414,061
Denbury Resources, Inc. (a)	61,500	1,010,445
Devon Energy Corp.	63,951	3,956,648
Diamond Offshore Drilling, Inc.	11,500	654,580
Ensco PLC Class A	38,000	2,172,840
EOG Resources, Inc.	44,917	7,538,869
EQT Corp.	24,100	2,163,698
ExxonMobil Corp. (b)	710,447	71,897,236
FMC Technologies, Inc. (a)	38,600	2,015,306
Halliburton Co.	138,434	7,025,526
Helmerich & Payne, Inc.	17,300	1,454,584
Hess Corp.	47,801	3,967,483
Kinder Morgan, Inc.	108,526	3,906,936
Marathon Oil Corp.	118,777	4,192,828
Marathon Petroleum Corp.	47,488	4,356,074

	Shares	Market Value

Murphy Oil Corp.	28,841	$1,871,204
Nabors Industries, Ltd.	48,204	818,986
National Oilwell Varco, Inc.	70,757	5,627,304
Newfield Exploration Co. (a)	20,600	507,378
Noble Corp. PLC	39,400	1,476,318
Noble Energy, Inc.	57,920	3,944,931
Occidental Petroleum Corp.	132,944	12,642,974
Peabody Energy Corp.	44,124	861,742
Phillips 66	99,165	7,648,596
Pioneer Natural Resources Co.	22,300	4,104,761
QEP Resources, Inc.	27,068	829,634
Range Resources Corp.	26,600	2,242,646
Rowan Cos. PLC Class A (a)	19,620	693,763
Schlumberger, Ltd.	213,058	19,198,656
Southwestern Energy Co. (a)	56,300	2,214,279
Spectra Energy Corp.	107,798	3,839,765
Tesoro Corp.	23,165	1,355,153
Transocean, Ltd.	55,100	2,723,042
Valero Energy Corp.	87,909	4,430,614
Williams Cos., Inc.	110,968	4,280,036
WPX Energy, Inc. (a)	30,856	628,845

		276,294,655

Financials - 16.9%
ACE, Ltd.	56,500	5,849,445
AFLAC, Inc.	75,490	5,042,732
Allstate Corp.	76,406	4,167,183
American Express Co.	150,664	13,669,745
American International Group, Inc.	243,533	12,432,360
American Tower Corp. REIT	64,100	5,116,462
Ameriprise Financial, Inc.	32,307	3,716,920
Aon PLC	49,547	4,156,498
Apartment Investment & Management Co. Class A	22,952	594,686
Assurant, Inc.	14,131	937,874
AvalonBay Communities, Inc.	19,298	2,281,603
Bank of America Corp.	1,729,471	26,927,863
BB&T Corp.	114,470	4,272,020
Berkshire Hathaway, Inc. Class B (a)	292,203	34,643,588
BlackRock, Inc.	20,434	6,466,748
Boston Properties, Inc.	24,767	2,485,864
Capital One Financial Corp.	96,463	7,390,030
CBRE Group, Inc. (a)	49,575	1,303,823
Charles Schwab Corp.	186,393	4,846,218
Chubb Corp.	41,475	4,007,729
Cincinnati Financial Corp.	23,114	1,210,480
Citigroup, Inc.	491,620	25,618,318
CME Group, Inc.	50,655	3,974,391
Comerica, Inc.	29,944	1,423,538
DDR Corp. REIT	1,532	23,547
Discover Financial Services	79,005	4,420,330
E*Trade Financial Corp. (a)	44,931	882,445
Equity Residential	54,057	2,803,937

46	State Street Equity 500 Index Portfolio

State Street Equity 500 Index Portfolio

Portfolio of Investments, continued — December 31, 2013

	Shares	Market Value

Fifth Third Bancorp	141,716	$2,980,288
Franklin Resources, Inc.	68,940	3,979,906
General Growth Properties, Inc. REIT	90,400	1,814,328
Genworth Financial, Inc. Class A (a)	82,251	1,277,358
Goldman Sachs Group, Inc.	67,934	12,041,981
Hartford Financial Services Group, Inc.	74,097	2,684,534
HCP, Inc.	73,400	2,665,888
Health Care REIT, Inc.	46,100	2,469,577
Hudson City Bancorp, Inc.	76,692	723,206
Huntington Bancshares, Inc.	141,956	1,369,875
IntercontinentalExchange Group, Inc.	18,862	4,242,441
Invesco Ltd.	72,200	2,628,080
J.P. Morgan Chase & Co.	610,215	35,685,373
KeyCorp	148,675	1,995,219
Kimco Realty Corp.	66,569	1,314,738
Legg Mason, Inc.	18,042	784,466
Leucadia National Corp.	55,236	1,565,388
Lincoln National Corp.	42,992	2,219,247
Loews Corp.	49,231	2,374,903
M&T Bank Corp.	20,937	2,437,486
Marsh & McLennan Cos., Inc.	88,553	4,282,423
Mastercard, Inc. Class A	16,900	14,119,274
MetLife, Inc.	183,696	9,904,888
Moody’s Corp.	31,466	2,469,137
Morgan Stanley	224,130	7,028,717
NASDAQ OMX Group, Inc.	18,400	732,320
Northern Trust Corp.	36,406	2,253,167
Paychex, Inc.	52,838	2,405,714
People’s United Financial, Inc.	57,000	861,840
PNC Financial Services Group, Inc.	85,717	6,649,925
Principal Financial Group, Inc.	43,391	2,139,610
Progressive Corp.	88,101	2,402,514
ProLogis, Inc.	81,099	2,996,608
Prudential Financial, Inc.	75,539	6,966,207
Public Storage, Inc.	23,087	3,475,055
Regions Financial Corp.	226,389	2,238,987
Simon Property Group, Inc.	50,815	7,732,010
SLM Corp.	69,254	1,819,995
State Street Corp. (c)	72,725	5,337,288
SunTrust Banks, Inc.	86,518	3,184,728
T. Rowe Price Group, Inc.	42,275	3,541,377
The Bank of New York Mellon Corp.	187,085	6,536,750
The Macerich Co. REIT	21,800	1,283,802
Torchmark Corp.	14,931	1,166,858
Total System Services, Inc.	26,575	884,416
Travelers Cos., Inc.	60,504	5,478,032
U.S. Bancorp	299,052	12,081,701
Unum Group	40,929	1,435,789
Ventas, Inc.	46,600	2,669,248
Visa, Inc. Class A	82,400	18,348,832

	Shares	Market Value

Vornado Realty Trust	28,014	$2,487,363
Wells Fargo & Co.	778,149	35,327,965
Western Union Co.	86,585	1,493,591
XL Group PLC	44,968	1,431,781
Zions Bancorp.	30,453	912,372

		462,000,943

Health Care - 12.4%
Abbott Laboratories	252,406	9,674,722
AbbVie, Inc.	257,506	13,598,892
Actavis PLC (a)	27,946	4,694,928
Aetna, Inc.	60,559	4,153,742
Alexion Pharmaceuticals, Inc. (a)	32,400	4,311,144
Allergan, Inc.	49,192	5,464,247
AmerisourceBergen Corp.	36,686	2,579,393
Amgen, Inc.	122,345	13,966,905
Baxter International, Inc.	88,461	6,152,463
Becton Dickinson and Co.	31,397	3,469,054
Biogen Idec, Inc. (a)	39,131	10,946,897
Boston Scientific Corp. (a)	219,034	2,632,789
Bristol-Myers Squibb Co.	267,316	14,207,845
C.R. Bard, Inc.	12,897	1,727,424
Cardinal Health, Inc.	53,957	3,604,867
CareFusion Corp. (a)	33,878	1,349,022
Celgene Corp. (a)	66,818	11,289,569
Cerner Corp. (a)	50,100	2,792,574
CIGNA Corp.	45,996	4,023,730
Covidien PLC	77,100	5,250,510
DaVita, Inc. (a)	30,700	1,945,459
Dentsply International, Inc.	23,300	1,129,584
Edwards Lifesciences Corp. (a)	19,000	1,249,440
Eli Lilly & Co.	160,675	8,194,425
Express Scripts Holding Co. (a)	133,214	9,356,951
Forest Laboratories, Inc. (a)	37,402	2,245,242
Gilead Sciences, Inc. (a)	250,498	18,824,925
Hospira, Inc. (a)	25,303	1,044,508
Humana, Inc.	25,207	2,601,867
Intuitive Surgical, Inc. (a)	6,300	2,419,704
Johnson & Johnson	461,549	42,273,273
Laboratory Corp. of America Holdings (a)	15,422	1,409,108
Life Technologies Corp. (a)	27,887	2,113,835
McKesson Corp.	37,255	6,012,957
Mead Johnson Nutrition Co.	32,618	2,732,084
Medtronic, Inc.	163,778	9,399,219
Merck & Co., Inc.	477,870	23,917,393
Mylan, Inc. (a)	63,209	2,743,271
Patterson Cos., Inc.	12,894	531,233
Perrigo Co. PLC	20,800	3,191,968
Pfizer, Inc.	1,051,681	32,212,989
Quest Diagnostics, Inc.	25,600	1,370,624
Regeneron Pharmaceuticals, Inc. (a)	12,600	3,468,024

State Street Equity 500 Index Portfolio	47

State Street Equity 500 Index Portfolio

Portfolio of Investments, continued — December 31, 2013

	Shares	Market Value

St. Jude Medical, Inc.	46,626	$2,888,481
Stryker Corp.	49,689	3,733,631
Tenet Healthcare Corp. (a)	15,542	654,629
UnitedHealth Group, Inc.	165,096	12,431,729
Varian Medical Systems, Inc. (a)	18,060	1,403,081
Vertex Pharmaceuticals, Inc. (a)	37,500	2,786,250
WellPoint, Inc.	50,338	4,650,728
Zimmer Holdings, Inc.	26,952	2,511,657
Zoetis, Inc.	79,448	2,597,155

		339,936,141

Industrials - 11.0%
3M Co.	105,472	14,792,448
ADT Corp.	36,250	1,467,037
Allegion PLC (a)	14,833	655,470
AMETEK, Inc.	39,400	2,075,198
Amphenol Corp. Class A	26,100	2,327,598
Avery Dennison Corp.	15,388	772,324
Boeing Co.	112,688	15,380,785
Caterpillar, Inc.	105,379	9,569,467
CH Robinson Worldwide, Inc.	25,861	1,508,731
Cintas Corp.	17,588	1,048,069
CSX Corp.	171,214	4,925,827
Cummins, Inc.	28,358	3,997,627
Danaher Corp.	99,472	7,679,238
Deere & Co.	62,337	5,693,238
Delta Air Lines, Inc.	139,300	3,826,571
Dover Corp.	27,895	2,692,983
Eaton Corp. PLC	78,824	6,000,083
Emerson Electric Co.	112,748	7,912,655
Equifax, Inc.	19,983	1,380,625
Expeditors International of Washington, Inc.	34,020	1,505,385
Fastenal Co.	44,300	2,104,693
FedEx Corp.	47,900	6,886,583
First Solar, Inc. (a)	10,570	577,545
Flir Systems, Inc.	23,500	707,350
Flowserve Corp.	21,900	1,726,377
Fluor Corp.	26,060	2,092,357
Fortune Brands Home & Security, Inc.	1,145	52,326
General Dynamics Corp.	54,061	5,165,529
General Electric Co.	1,643,633	46,071,033
Honeywell International, Inc.	128,881	11,775,857
Illinois Tool Works, Inc.	66,271	5,572,066
Ingersoll-Rand PLC	44,500	2,741,200
Iron Mountain, Inc.	26,910	816,718
Jacobs Engineering Group, Inc. (a)	20,400	1,284,996
Joy Global, Inc.	17,200	1,006,028
Kansas City Southern	17,500	2,167,025
L-3 Communications Holdings, Inc.	14,403	1,539,105

	Shares	Market Value

Leggett & Platt, Inc.	24,198	$748,686
Lockheed Martin Corp.	43,552	6,474,440
Masco Corp.	57,123	1,300,691
Nielsen Holdings NV	41,200	1,890,668
Norfolk Southern Corp.	50,055	4,646,606
Northrop Grumman Corp.	35,011	4,012,611
PACCAR, Inc.	56,774	3,359,318
Pall Corp.	18,609	1,588,278
Parker Hannifin Corp.	23,903	3,074,882
Pentair, Ltd.	33,495	2,601,557
Pitney Bowes, Inc.	29,727	692,639
Precision Castparts Corp.	24,007	6,465,085
Quanta Services, Inc. (a)	35,000	1,104,600
Raytheon Co.	52,382	4,751,047
Republic Services, Inc.	47,503	1,577,100
Robert Half International, Inc.	23,540	988,445
Rockwell Automation, Inc.	22,505	2,659,191
Rockwell Collins, Inc.	22,531	1,665,492
Roper Industries, Inc.	16,100	2,232,748
Ryder System, Inc.	7,921	584,411
Southwest Airlines Co.	114,186	2,151,264
Stericycle, Inc. (a)	14,100	1,637,997
Textron, Inc.	44,839	1,648,282
Thermo Fisher Scientific, Inc.	59,624	6,639,132
Tyco International Ltd.	74,300	3,049,272
Union Pacific Corp.	75,368	12,661,824
United Parcel Service, Inc. Class B	118,146	12,414,782
United Technologies Corp.	137,678	15,667,756
W.W. Grainger, Inc.	10,069	2,571,824
Waste Management, Inc.	73,139	3,281,747
Xylem, Inc.	28,692	992,743

		302,633,265

Information Technology - 16.6%
Accenture PLC Class A	101,900	8,378,218
Adobe Systems, Inc. (a)	75,257	4,506,389
Agilent Technologies, Inc.	54,968	3,143,620
Akamai Technologies, Inc. (a)	28,924	1,364,634
Alliance Data Systems Corp. (a)	7,900	2,077,147
Altera Corp.	50,554	1,644,522
Analog Devices, Inc.	50,069	2,550,014
AOL, Inc. (a)	1	47
Apple, Inc.	146,384	82,137,526
Applied Materials, Inc.	194,207	3,435,522
Autodesk, Inc. (a)	36,476	1,835,837
Automatic Data Processing, Inc.	78,417	6,336,878
Broadcom Corp. Class A	88,659	2,628,739
CA, Inc.	53,099	1,786,781
Cisco Systems, Inc.	875,919	19,664,382
Citrix Systems, Inc. (a)	29,667	1,876,438
Cognizant Technology Solutions Corp. Class A (a)	48,984	4,946,404
Computer Sciences Corp.	23,144	1,293,287
Corning, Inc.	234,476	4,178,362

48	State Street Equity 500 Index Portfolio

State Street Equity 500 Index Portfolio

Portfolio of Investments, continued — December 31, 2013

	Shares	Market Value

Dun & Bradstreet Corp.	7,100	$871,525
Electronic Arts, Inc. (a)	50,400	1,156,176
EMC Corp.	342,684	8,618,503
F5 Networks, Inc. (a)	12,200	1,108,492
Facebook, Inc. Class A (a)	267,300	14,610,618
Fidelity National Information Services, Inc.	46,777	2,510,989
Fiserv, Inc. (a)	42,104	2,486,241
Google, Inc. Class A (a)	45,790	51,317,311
Harris Corp.	18,600	1,298,466
Hewlett-Packard Co.	313,416	8,769,380
Intel Corp.	811,156	21,057,610
International Business Machines Corp.	165,542	31,050,713
Intuit, Inc.	47,863	3,652,904
Jabil Circuit, Inc.	27,551	480,490
Juniper Networks, Inc. (a)	84,393	1,904,750
KLA-Tencor Corp.	27,005	1,740,742
Lam Research Corp. (a)	25,858	1,407,968
Linear Technology Corp.	37,363	1,701,885
LSI Corp.	89,162	982,565
Microchip Technology, Inc.	32,589	1,458,358
Micron Technology, Inc. (a)	174,862	3,804,997
Microsoft Corp. (b)	1,241,335	46,463,169
Motorola Solutions, Inc.	38,152	2,575,260
NetApp, Inc.	57,357	2,359,667
NVIDIA Corp.	99,956	1,601,295
Oracle Corp.	568,162	21,737,878
PerkinElmer, Inc.	19,218	792,358
QUALCOMM, Inc.	273,411	20,300,767
Red Hat, Inc. (a)	29,800	1,669,992
Salesforce.com, Inc. (a)	89,700	4,950,543
SanDisk Corp.	38,367	2,706,408
Seagate Technology PLC	51,800	2,909,088
Symantec Corp.	113,463	2,675,458
TE Connectivity, Ltd.	67,300	3,708,903
Teradata Corp. (a)	25,320	1,151,807
Texas Instruments, Inc.	181,499	7,969,621
VeriSign, Inc. (a)	18,721	1,119,141
Waters Corp. (a)	13,765	1,376,500
Western Digital Corp.	36,200	3,037,180
Xerox Corp.	186,701	2,272,151
Xilinx, Inc.	42,502	1,951,692
Yahoo!, Inc. (a)	154,519	6,248,748

		455,353,056

Materials - 3.6%
Air Products & Chemicals, Inc.	34,009	3,801,526
Airgas, Inc.	11,600	1,297,460
Alcoa, Inc.	169,749	1,804,432
Allegheny Technologies, Inc.	17,228	613,834
Ball Corp.	25,024	1,292,740
Bemis Co., Inc.	17,462	715,243
CF Industries Holdings, Inc.	9,250	2,155,620

	Shares	Market Value

Cliffs Natural Resources, Inc.	22,200	$581,862
Dow Chemical Co.	197,728	8,779,123
E.I. du Pont de Nemours & Co.	152,112	9,882,717
Eastman Chemical Co.	24,808	2,002,006
Ecolab, Inc.	43,766	4,563,481
FMC Corp.	21,400	1,614,844
Freeport-McMoRan Copper & Gold, Inc. Class B	172,104	6,495,205
International Flavors & Fragrances, Inc.	13,031	1,120,405
International Paper Co.	71,411	3,501,281
LyondellBasell Industries NV	72,200	5,796,216
MeadWestvaco Corp.	28,820	1,064,323
Monsanto Co.	84,555	9,854,885
Mosaic Co.	54,900	2,595,123
Newmont Mining Corp.	78,406	1,805,690
Nucor Corp.	51,654	2,757,290
Owens-Illinois, Inc. (a)	26,300	941,014
Plum Creek Timber Co., Inc.	31,411	1,460,926
PPG Industries, Inc.	23,271	4,413,578
Praxair, Inc.	48,411	6,294,882
Sealed Air Corp.	31,392	1,068,898
Sherwin-Williams Co.	14,196	2,604,966
Sigma-Aldrich Corp.	19,134	1,798,787
United States Steel Corp.	21,478	633,601
Vulcan Materials Co.	21,361	1,269,271
Weyerhaeuser Co.	94,874	2,995,172

		97,576,401

Telecommunication Services - 2.3%
AT&T, Inc.	854,550	30,045,978
CenturyLink, Inc.	99,565	3,171,145
Crown Castle International Corp. (a)	53,500	3,928,505
Frontier Communications Corp.	165,844	771,175
Verizon Communications, Inc.	469,766	23,084,301
Windstream Holdings, Inc.	99,213	791,720

		61,792,824

Utilities - 2.8%
AES Corp.	103,195	1,497,359
AGL Resources, Inc.	18,100	854,863
Ameren Corp.	37,560	1,358,170
American Electric Power Co., Inc.	81,852	3,825,762
CenterPoint Energy, Inc.	69,711	1,615,901
CMS Energy Corp.	42,056	1,125,839
Consolidated Edison, Inc.	47,252	2,612,091
Dominion Resources, Inc.	94,562	6,117,216
DTE Energy Co.	27,484	1,824,663
Duke Energy Corp.	115,383	7,962,581
Edison International	52,219	2,417,740
Entergy Corp.	28,998	1,834,703
Exelon Corp.	144,343	3,953,555
FirstEnergy Corp.	67,022	2,210,386

State Street Equity 500 Index Portfolio	49

State Street Equity 500 Index Portfolio

Portfolio of Investments, continued — December 31, 2013

	Shares	Market Value

Integrys Energy Group, Inc.	12,916	$702,760
NextEra Energy, Inc.	68,921	5,901,016
NiSource, Inc.	50,582	1,663,136
Northeast Utilities	50,060	2,122,043
NRG Energy, Inc.	51,700	1,484,824
Oneok, Inc.	32,200	2,002,196
Pepco Holdings, Inc.	41,200	788,156
PG&E Corp.	70,826	2,852,871
Pinnacle West Capital Corp.	17,860	945,151
PPL Corp.	100,475	3,023,293
Public Service Enterprise Group, Inc.	80,924	2,592,805
SCANA Corp.	22,300	1,046,539
Sempra Energy	36,886	3,310,887
Southern Co.	144,343	5,933,941
TECO Energy, Inc.	34,951	602,555
Wisconsin Energy Corp.	38,100	1,575,054
Xcel Energy, Inc.	79,051	2,208,685

		77,966,741

Total Common Stocks (cost: $1,261,323,597)		2,690,533,318

	Par Amount

U.S. Government Securities - 0.2%
U.S. Treasury Bill (b)(d)(e) 0.01% due 01/16/2014	$400,000	400,000
U.S. Treasury Bill (b)(d)(e) 0.01% due 02/20/2014	2,150,000	2,149,970
U.S. Treasury Bill (b)(d)(e) 0.05% due 02/20/2014	1,610,000	1,609,889

Total U.S. Government Securities (cost: $4,159,859)		4,159,859

	Shares

Money Market Fund - 1.5%
State Street Institutional Liquid Reserves Fund 0.05% (c)(f)	41,178,491	41,178,491

Total Money Market Fund (cost: $41,178,491)		41,178,491

Total Investments (g) - 99.9% (cost $1,306,661,947)		2,735,871,668

Other Assets in Excess of Liabilities - 0.1%		3,722,410

Net Assets - 100.0%		$2,739,594,078

(a)	Non-income producing security.
(b)	All or part of this security has been designated as collateral for futures contracts.
(c)	Affiliated issuer. See table that follows for more information.
(d)	Rate represents annualized yield at date of purchase.
(e)	Value determined based on Level 2 inputs established by provisions surrounding fair value measurements and disclosures.
(f)	The rate shown is the annualized seven-day yield at period end.
(g)	Unless otherwise indicated, the values of the securities of the Portfolio are determined based on Level 1 inputs established by provisions surrounding fair value measurements and disclosures.
PLC =	Public Limited Company
REIT =	Real Estate Investment Trust

See accompanying notes which are an integral part of the financial statements.

50	State Street Equity 500 Index Portfolio

State Street Equity 500 Index Portfolio

Portfolio of Investments, continued — December 31, 2013

Schedule of Futures Contracts	Number of Contracts	Notional Value	Unrealized Appreciation

S&P 500 Financial Futures Contracts (long) Expiration Date 03/2014	535	$49,249,425	$1,717,967

Total unrealized appreciation on open futures contracts purchased			$1,717,967

Affiliates Table

Certain investments made by the Portfolio were made in securities affiliated with State Street and SSgA FM. Investments in State Street Corp., the holding company of State Street, were made according to its representative portion of the S&P 500® Index. The Portfolio also invested in the State Street Institutional Liquid Reserves Fund. Transactions in all affiliates for the period ending December 31, 2013 were as follows:

Security Description	Number of Shares Held at 12/31/12	Shares Purchased for the Year Ended 12/31/13	Shares Sold for the Year Ended 12/31/13	Number of Shares Held at 12/31/13	Value at 12/31/13	Income Earned for the Year Ended 12/31/13	Realized Gain on Shares Sold for the Year Ended 12/31/2013

State Street Corp.	72,725	—	—	72,725	$5,337,288	$75,634	$—
State Street Institutional Liquid Reserves Fund	25,053,183	301,321,856	285,196,548	41,178,491	41,178,491	49,890	—

See accompanying notes which are an integral part of the financial statements.

State Street Equity 500 Index Portfolio	51

State Street Equity 500 Index Portfolio

Statement of Assets and Liabilities — December 31, 2013

Assets
Investments in unaffiliated issuers at market value (identified cost $1,263,093,682)	$2,689,355,889
Investments in non-controlled affiliates at market value (identified cost $43,568,265) (Note 4)	46,515,779

Total investments at market value (identified cost $1,306,661,947)	2,735,871,668
Cash	151,331
Daily variation margin on futures contracts	140
Dividends and interest receivable	3,608,531
Dividend receivable from non-controlled affiliates (Note 4)	18,909

Total assets	2,739,650,579

Liabilities
Management fees payable (Note 4)	56,501

Total liabilities	56,501

Net Assets	$2,739,594,078

See accompanying notes which are an integral part of the financial statements.

52	State Street Equity 500 Index Portfolio

State Street Equity 500 Index Portfolio

Statement of Operations — Year Ended December 31, 2013

Investment Income
Dividend income — unaffiliated issuers (net of foreign taxes withheld of $105,783)	$49,999,179
Dividend income — non-controlled affiliated issuer	125,524
Interest	51,366

Total investment income	50,176,069

Expenses
Management fees (Note 3)	1,079,996

Total expenses	1,079,996

Net Investment Income	49,096,073

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments — unaffiliated issuers	14,279,841
Futures contracts	12,331,162

26,611,003

Net change in net unrealized appreciation (depreciation) on:
Investments	588,884,187
Futures contracts	1,648,798

590,532,985

Net realized and unrealized gain	617,143,988

Net Increase in Net Assets Resulting from Operations	$666,240,061

See accompanying notes which are an integral part of the financial statements.

Statement of Operations	53

State Street Equity 500 Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012

Increase (Decrease) in Net Assets From Operations:
Net investment income	$49,096,073	$44,258,364
Net realized gain on investments and futures contracts	26,611,003	59,782,429
Net change in net unrealized appreciation on investments and futures contracts	590,532,985	177,710,661

Net increase in net assets from operations	666,240,061	281,751,454

Capital Transactions:
Contributions	235,748,437	262,981,954
Withdrawals	(217,635,806)	(315,020,063)

Net increase (decrease) in net assets from capital transactions	18,112,631	(52,038,109)

Net Increase in Net Assets	684,352,692	229,713,345

Net Assets
Beginning of year	2,055,241,386	1,825,528,041

End of year	$2,739,594,078	$2,055,241,386

See accompanying notes which are an integral part of the financial statements.

54	Statements of Changes in Net Assets

State Street Equity 500 Index Portfolio

Financial Highlights

The following table includes selected supplemental data and ratios to average net assets:

	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Supplemental Data and Ratios:
Net Assets, End of Year (in thousands)	$2,739,594	$2,055,241	$1,825,528	$2,098,137	$1,893,386
Ratios to average net assets:
Operating expenses	0.045%	0.045%	0.045%	0.045%	0.045%
Net investment income	2.05%	2.26%	2.04%	1.99%	2.28%
Portfolio turnover rate (a)	4%	9%	15%	12%	19%
Total return (b)	32.30%	15.97%	2.03%	15.08%	26.50%

(a)	The portfolio turnover rate excludes in-kind security transactions.
(b)	Results represent past performance and are not indicative of future results.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	55

State Street Equity 500 Index Portfolio

Notes to Financial Statements — December 31, 2013

1.	Organization

State Street Master Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and was organized as a business trust under the laws of the Commonwealth of Massachusetts on July 27, 1999. The Trust comprises ten investment portfolios: State Street Equity 500 Index Portfolio, State Street Equity 400 Index Portfolio, State Street Equity 2000 Index Portfolio, State Street Aggregate Bond Index Portfolio, State Street Money Market Portfolio, State Street Tax Free Money Market Portfolio, State Street Limited Duration Bond Portfolio, State Street Treasury Money Market Portfolio, State Street Treasury Plus Money Market Portfolio and State Street U.S. Government Money Market Portfolio. Information presented in these financial statements pertains only to the State Street Equity 500 Index Portfolio (the “Portfolio”).

At December 31, 2013, the following Portfolios were operational: the Portfolio, the State Street Money Market Portfolio, the State Street Tax Free Money Market Portfolio, the State Street U.S. Government Money Market Portfolio, the State Street Treasury Money Market Portfolio and the State Street Treasury Plus Money Market Portfolio. The Portfolio is authorized to issue an unlimited number of non-transferable beneficial interests.

The Portfolio’s investment objective is to replicate, as closely as possible, before expenses, the performance of the Standard & Poor’s 500 Index (the “S&P 500® Index”). The Portfolio uses a passive management strategy designed to track the performance of the S&P 500® Index. The S&P 500® Index is a well-known, unmanaged, stock index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. There is no assurance that the Portfolio will achieve its objective.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Security valuation

The Portfolio’s investments are valued each business day by independent pricing services. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price if no sale has occurred) on the primary market or exchange on which they trade. Investments in other mutual funds are valued at the net asset value per share. Fixed income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price. Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each money market instrument is initially valued at cost, and thereafter a constant accretion or amortization of any discount or premium is recorded until maturity of the security. The Portfolio may value securities for which market quotations are not readily available at “fair value,” as determined in good faith pursuant to procedures established by the Board of Trustees.

The Portfolio adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in generally accepted accounting principles and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and apply broadly to securities and other types of assets and liabilities. In accordance with these provisions, fair value is defined as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. Various inputs are used in determining the value of the Portfolio’s investments.

The three tier hierarchy of inputs is summarized below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

56	Notes to Financial Statements

State Street Equity 500 Index Portfolio

Notes to Financial Statements, continued — December 31, 2013

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of December 31, 2013, in valuing the Portfolio’s assets carried at fair value:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Assets:

Investments:
Common Stocks	$2,690,533,318	$—	$—	$2,690,533,318
U.S. Government Securities	—	4,159,859	—	4,159,859
Money Market Fund	41,178,491	—	—	41,178,491

Total Investments	2,731,711,809	4,159,859	—	2,735,871,668

Other Assets:
Futures contracts*	1,717,967	—	—	1,717,967

Total Assets	$2,733,429,776	$4,159,859	$—	$2,737,589,635

*	Only unsettled receivable/payable for variation margin is reported within Statement of Assets and Liabilities.

The type of inputs used to value each security under the provisions surrounding fair value measurements and disclosures is identified in the Portfolio of Investments, which also includes a breakdown of the Portfolio’s investments by category.

For the year ended December 31, 2013, there were no transfers between levels.

Securities transactions, investment income and expenses

Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis and includes amortization of premium and accretion of discount on investments. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Expenses are accrued daily based on average daily net assets. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments and foreign currency transactions on the Statement of Operations.

All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the partners in the Portfolio on a daily basis based on each partner’s daily ownership percentage.

Federal income taxes

The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains because it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the Portfolio’s partners in proportion to their holdings in the Portfolio, regardless of whether such items have been distributed by the Portfolio. Each partner is responsible for tax liability based on its distributive share; therefore, no provision has been made for federal income taxes.

The Portfolio has reviewed the tax positions for open years as of and during the year ended December 31, 2013, and determined it did not have a liability for any unrecognized tax expenses. The Portfolio recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2013, tax years 2010 through 2013 remain subject to examination by the Portfolio’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

At December 31, 2013, the tax cost of investments was $1,306,661,947 on a federal tax basis. The aggregate gross unrealized appreciation and gross unrealized depreciation was $1,442,890,581 and $13,680,860, respectively, resulting in net appreciation of $1,429,209,721 for all securities as computed on a federal income tax basis.

Futures

The Portfolio may enter into financial futures contracts as part of its strategy to track the performance of the S&P 500® Index. Upon entering into a futures contract, the Portfolio is required to deposit with the broker cash or securities in an amount equal

Notes to Financial Statements	57

State Street Equity 500 Index Portfolio

Notes to Financial Statements, continued — December 31, 2013 to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio, which is recorded on the Statement of Assets and Liabilities. The Portfolio recognizes a realized gain or loss when the contract is closed, which is recorded on the Statement of Operations. The Portfolio voluntarily segregates securities in an amount equal to the outstanding value of the open futures contracts in accordance with Securities and Exchange Commission requirements.

The Portfolio adopted provisions surrounding Derivatives and Hedging which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. To the extent permitted by the investment objective, restrictions and policies set forth in the Portfolio’s Prospectus and Statement of Additional Information, the Portfolio may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. The Portfolio’s use of derivatives includes futures. These instruments offer unique characteristics and risks that assist the Portfolio in meeting its investment objective. The Portfolio typically uses derivatives in two ways: cash equitization and return enhancement. Cash equitization is a technique that may be used by the Portfolio through the use of options and futures to earn “market-like” returns with the Portfolio’s excess and liquidity reserve cash balances and receivables. Return enhancement can be accomplished through the use of derivatives in the Portfolio. By purchasing certain instruments, the Portfolio may more effectively achieve the desired portfolio characteristics that assist in meeting the Portfolio’s investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

The following table, grouped into appropriate risk categories, discloses the amounts related to the Portfolio’s use of derivative instruments and hedging activities at December 31, 2013:

Asset Derivatives(1)

	Equity Contracts Risk	Total

Futures Contracts	$1,717,967	$1,717,967

Transactions in derivative instruments during the year ended December 31, 2013, were as follows:

Realized Gain (Loss)(2)

	Equity Contracts Risk	Total

Futures Contracts	$12,331,162	$12,331,162

Change in Appreciation (Depreciation)(3)

	Equity Contracts Risk	Total

Futures Contracts	$1,648,798	$1,648,798

(1)	Portfolio of Investments: Unrealized appreciation of futures contracts. Only unsettled receivable/payable for variation margin is reported within Statement of Assets and Liabilities.
(2)	Statement of Operations location: Net realized gain (loss) on: Futures contracts
(3)	Statement of Operations location: Net change in unrealized appreciation (depreciation) on: Futures contracts

The average notional value of futures contracts outstanding during the year ended December 31, 2013 was $53,978,780.

58	Notes to Financial Statements

State Street Equity 500 Index Portfolio

Notes to Financial Statements, continued — December 31, 2013

Use of estimates

The Portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which require the use of management estimates. Actual results could differ from those estimates. It is reasonably possible that these differences could be material.

3.	Securities Transactions

For the year ended December 31, 2013, purchases and sales of investment securities, excluding short-term investments and futures contracts, aggregated to $151,884,186 and $88,744,722, respectively.

4.	Related Party Fees and Transactions

The Portfolio has entered into an investment advisory agreement with SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), a subsidiary of State Street Corporation and an affiliate of State Street Bank and Trust Company (“State Street”), under which SSgA FM directs the investments of the Portfolio in accordance with its investment objective, policies, and limitations. The Trust has contracted with State Street to provide custody, administration and transfer agent services to the Portfolio. In compensation for SSgA FM’s services as investment adviser and for State Street’s services as administrator, custodian and transfer agent (and for assuming ordinary operating expenses of the Portfolio, including ordinary legal, audit and trustees expense), State Street receives a unitary fee, calculated daily, at the annual rate of 0.045% of the Portfolio’s average daily net assets.

Certain investments made by the Portfolio were made in securities affiliated with State Street and SSgA FM. Investments in State Street Corporation, the holding company of State Street, were made according to its representative portion of the S&P 500® Index. The market value of this investment at December 31, 2013 is listed in the Portfolio of Investments.

5.	Trustees’ Fees

Each Independent Trustee receives for his or her services a $100,000 retainer in addition to $5,000 for each in-person meeting and $1,250 for each telephonic meeting from the Trust. The Chairman receives an additional $30,000 annual retainer and the Audit Committee Chair receives an additional $10,000 annual retainer.

6.	Indemnifications

The Trust’s organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims against the Trust. Management does not expect any significant claims.

Notes to Financial Statements	59

State Street Equity 500 Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of State Street Master Funds and Owners of Beneficial Interest of State Street Equity 500 Index Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of State Street Equity 500 Index Portfolio (the “Portfolio”) (one of the portfolios constituting State Street Master Funds) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Equity 500 Index Portfolio, one of the portfolios constituting State Street Master Funds, at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2014

60	General Information

State Street Equity 500 Index Portfolio

General Information — December 31, 2013 (Unaudited)

Proxy Voting Policies and Procedures and Record

Information regarding how a Fund voted proxies relating to its portfolio securities during the 12-month period ended June 30 is available by August 31 of each year without charge (1) by calling 1-877-521-4083 (toll free), or (2) on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-877-521-4083 (toll-free).

Interestholder Meeting Results

Rule 30e-1 under the Investment Company Act of 1940, as amended, requires registered management companies to report on all subject matters put to the vote of interestholders and provide final results. Accordingly, the Board of Trustees of the Trust solicited a vote by the interestholders for the following items:

Shareholders were asked to participate in a special meeting of shareholders on December 19, 2013. The meeting was subsequently adjourned and the final results will be reported in the next semi-annual report to shareholders.

Advisory Agreement Renewal

The Board of Trustees of the Trust met on November 12, 2013 (the “November Meeting” or “Meeting”) to consider the renewal of the investment advisory agreement for the Portfolio (the “Advisory Agreement”). In preparation for considering renewal of the Advisory Agreement at the November Meeting, the Independent Trustees convened a special telephonic meeting on October 10, 2013 (the “Preliminary Meeting”), at which they reviewed renewal materials provided by the Adviser, which they had requested through independent counsel, and discussed the materials with counsel and representatives of the Adviser. In the course of the Preliminary Meeting they requested additional materials from the Adviser and State Street, which were subsequently provided in advance of the November Meeting along with updates of certain of the original materials. At the November Meeting, in deciding whether to renew the Advisory Agreement, the Trustees considered various factors, including (i) the nature, extent and quality of the services provided by the Adviser under the Advisory Agreement, (ii) the investment performance of the Portfolio and the Adviser, (iii) the costs to the Adviser of its services and the profits realized by the Adviser and its affiliates from their relationship with the Trust, (iv) the extent to which economies of scale would be realized if and as the Trust grows and whether the fee levels in the Advisory Agreement reflect these economies of scale, and (v) any additional benefits to the Adviser from its relationship with the Trust.

In considering the nature, extent and quality of the services provided by the Adviser, the Trustees relied on their prior direct experience as Trustees of the Trust as well as on the materials provided in advance of the November Meeting. The Trustees reviewed the Adviser’s responsibilities under the Advisory Agreement and noted the experience and expertise that would be appropriate to expect of an adviser to the Portfolio, which is an index fund. The Trustees reviewed the background and experience of the Adviser’s senior management, including those individuals responsible for the investment and compliance operations relating to the investments of the Portfolio, and the responsibilities of the latter with respect to the Portfolio. They also considered the resources, operational structures and practices of the Adviser in managing the Portfolio’s investments, in monitoring and securing the Portfolio’s compliance with its investment objective and investment policies and with applicable laws and regulations, and in seeking best execution of portfolio transactions. The Trustees also considered information about the Adviser’s overall investment management business, noting that the Adviser manages assets for a variety of institutional investors and that the Adviser and its affiliates had over $2.17 trillion in assets under management at August 31, 2013, including over $304 billion managed by the Adviser. They reviewed information regarding State Street’s business continuity and disaster recovery program. Drawing upon the materials provided and their general knowledge of the business of the Adviser, the Trustees noted the significant experience, resources and strength of the Adviser in the management of a variety of index products. As discussed more fully below, they also determined that the advisory fee paid by the Portfolio was fair and reasonable and that the Portfolio’s performance and expense ratio were acceptable. On the basis of this review, the Trustees determined that the nature and extent of the services provided by the Adviser to the Portfolio were appropriate and had been of good quality.

General Information	61

State Street Equity 500 Index Portfolio

General Information — December 31, 2013 (Unaudited), continued

The Trustees determined, in view of the investment objective of the Portfolio and after review and discussion of the available data and of a memorandum discussing the recent performance of the Portfolio supplied by the Adviser at the Independent Trustees’ request, that the investment performance was acceptable. The Trustees noted that the performance of the Portfolio in absolute terms was not of the importance that normally attaches to that of actively-managed funds. Of more importance to the Trustees was the extent to which the Portfolio achieved its objective of replicating, before expenses, the total return of the S&P 500 Index. Drawing upon information provided at the Meeting and upon reports provided to the Trustees by the Adviser throughout the preceding year, they determined that the Portfolio had in fact tracked the index within an acceptable range of tracking error. They concluded that performance of the Portfolio was satisfactory.

The Trustees considered the profitability to the Adviser and its affiliate, State Street, of the advisory relationships with the Trust. (They noted at the outset that the issue of profitability would not arise with respect to SSGM, also an affiliate of the Adviser, because of the fact that SSGM receives no compensation from the feeder fund and, by implication, the Portfolio.) The Trustees had been provided with data regarding the profitability to the Adviser and State Street with respect to the Portfolio individually, and on an aggregate basis with the other feeder funds and master portfolios overseen by the Trustees (together, the “Funds and Portfolios”), for the year ended December 31, 2012, and for the four prior years. Having discussed with representatives of the Adviser the methodologies used in computing the costs that formed the bases of the profitability calculations, they concluded that these methodologies appeared reasonable and turned to the data provided. After discussion and analysis they concluded that, to the extent that the Adviser’s and State Street’s relationships with the Trust had been profitable to either or both of those entities during the period for which information had been provided, the profitability was in no case such as to render the advisory fee excessive, especially in light of the competitive levels of the fees paid to the Adviser and State Street by the Trust.

In order better to evaluate the Portfolio’s advisory fee, the Trustees had requested comparative information from Lipper Inc. with respect to fees paid by, and expense ratios of, similar funds not managed by the Adviser. The Trustees found that the Portfolio’s advisory fee and total expense ratio were lower than the average for its Lipper peer group; after discussion, they concluded that the data available provided confirmation of the reasonableness of the Adviser’s fee.

In addition, the Trustees considered other advisory fees paid to the Adviser and its affiliate, State Street Global Advisors (“SSgA”). They noted that, as a general matter, fees paid to the Adviser by other, similar mutual funds sponsored by State Street tended to be higher than the fees paid by the Portfolio, with some exceptions, whereas fees paid by mutual funds for which the Adviser acted as sub-adviser and by institutional accounts managed by SSgA tended to be lower than those paid by the Portfolio, again with some exceptions; in considering these fees, the Trustees reviewed and discussed a memorandum prepared by the Adviser discussing the differences between the services provided to the Portfolio by the Adviser and those provided to sub-advised funds and other types of institutional clients. The Trustees determined that, in light of these significant differences, the fees paid by sub-advised funds and other types of clients were of limited utility for purposes of comparison with those of the Portfolio, but that to the extent that meaningful comparison was practicable, the differences in services satisfactorily accounted for differences in the fees. The Trustees determined that the Adviser’s fee was fair and reasonable.

In considering whether the Adviser benefits in other ways from its relationship with the Trust, the Trustees also considered whether the Adviser’s affiliates may benefit from the Trust’s relationship with State Street as fund administrator, custodian and transfer agent and with SSGM, a wholly-owned subsidiary of State Street, as principal underwriter for the Trust. They noted, among other things, that the Adviser utilizes no soft-dollar arrangements in connection with the Portfolio’s brokerage transactions to obtain third-party (non-proprietary research) services. The Trustees concluded that, to the extent that the Adviser or its affiliates derive other benefits from their relationships with the Trust, those benefits are not so significant as to render the Adviser’s fee excessive.

The Trustees also considered the extent to which economies of scale may be realized by the Portfolio as assets grow and whether the Portfolio’s fee levels reflect such economies of scale, if any, for the benefit of investors. In considering the matter, the Trustees determined that, to the extent that economies of scale were in fact being realized, such economies of scale were shared with the Portfolio by virtue of an advisory fee of a comparatively low level that subsumed economies of scale in the fee itself. The Trustees also recognized, however, that should sustained, substantial asset growth be realized in the future, it might be appropriate to consider additional measures.

On the basis of the foregoing discussions and determinations, without any one factor being dispositive, the Trustees decided to approve the continuance of the Advisory Agreement.

62	General Information

Trustees and Officers Information

As of January 24, 2014

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Michael F. Holland Holland & Company, LLC 375 Park Avenue New York, NY 10152 YOB: 1944	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 7/99	Chairman, Holland & Company L.L.C. (investment adviser) (1995 – present).	34	Trustee, State Street Institutional Investment Trust; Trustee, SSgA Funds; Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc.; Director, The Taiwan Fund, Inc.; Director, Reaves Utility Income Fund, Inc.; and Director, Blackstone/GSO Loan Funds.

Patrick J. Riley State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 1/14	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to Present, Independent Director, State Street Global Advisers Ireland, Ltd. (investment company); 1998 to Present, Independent Director, SSgA Liquidity plc (formerly, SSgA Cash Management Fund plc); January 2009 to Present, Independent Director, SSgA Fixed Income plc; and January 2009 to Present, Independent Director, SSgA Qualified Funds PLC.	34	Trustee, State Street Institutional Investment Trust; Trustee, SSgA Funds; Board Director and Chairman, SPDR Europe 1PLC Board (2011 – Present); Board Director and Chairman, SPDR Europe II, PLC (2013 – Present).

William L. Boyan State Street Institutional Investment Trust P.O. Box 5049 Boston, MA 02206 YOB: 1937	Trustee	Term: Indefinite Elected: 7/99	President and Chief Operations Officer, John Hancock Financial Services (1959 – 1999). Mr. Boyan retired in 1999. Chairman Emeritus, Children’s Hospital, Boston, MA (1984 – 2011); Former Trustee of Old Mutual South Africa Master Trust (investments) (1995 – 2008); Former Chairman, Boston Plan For Excellence, Boston Public Schools (1995 – 2010); Member of Advisory Board of Florida Atlantic University Lifelong Learning Society.	34	Trustee, State Street Institutional Investment Trust; Trustee, SSgA Funds; Former Trustee of Old Mutual South Africa Master Trust; Trustee, Children’s Hospital, Boston, MA.

Trustees and Officers Information	63

Trustees and Officers Information — continued

As of January 24, 2014

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES (continued)
William L. Marshall State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1942	Trustee	Term: Indefinite Elected: 1/14	April 2011 to Present, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Financial Planners Association; Director, SPCA of Bucks County, PA; and the Ann Silverman Community Clinic of Doylestown, PA.	34	Trustee, State Street Institutional Investment Trust; Trustee, SSgA Funds; Director, Marshall Financial Group, Inc.

Richard D. Shirk State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1945	Trustee	Term: Indefinite Elected: 1/14	March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare); 1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation); September 2002 to Present, Lead Director and Board Member, Amerigroup Corp. (managed health care); 1999 to Present, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and 2003 to 2009, Trustee, Gettysburg College.	34	Trustee, State Street Institutional Investment Trust; Trustee, SSgA Funds; Board member, AeroCare Holdings (privately held healthcare services company) (February 2003 – Present); Board member, Regenesis Biomedical (health care services) (April 2012 – Present).

Rina K. Spence State Street Institutional Investment Trust P.O. Box 5049 Boston, MA 02206 YOB: 1948	Trustee	Term: Indefinite Elected: 7/99	President of SpenceCare International LLC (international healthcare consulting) (1999 – present); Chief Executive Officer, IEmily.com (health internet company) (2000 – 2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998 – 1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 – 1998); President and CEO Emerson Hospital (1984 – 1994); Trustee, Eastern Enterprise (utilities) (1988 – 2000).	34	Trustee, State Street Institutional Investment Trust; Trustee, SSgA Funds; Director, Berkshire Life Insurance Company of America (1993 – 2009); Director, IEmily.com, Inc. (2000 – 2010); and Trustee, National Osteoporosis Foundation (2005 – 2008).

64	Trustees and Officers Information

Trustees and Officers Information — continued

As of January 24, 2014

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES (continued)
Bruce D. Taber State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1943	Trustee	Term: Indefinite Elected: 1/14	1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); Until December 2008, Independent Director, SSgA Cash Management Fund plc; Until December 2008, Independent Director, State Street Global Advisers Ireland, Ltd. (investment companies); and Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	34	Trustee, State Street Institutional Investment Trust; Trustee, SSgA Funds.

Douglas T. Williams State Street Institutional Investment Trust P.O. Box 5049 Boston, MA 02206 YOB: 1940	Trustee; Audit Committee Chair	Term: Indefinite Elected: 7/99	President, Oakmonst Homeowners Association; President, Mariner Sands Chapel; Executive Vice President and member of Executive Committee, Chase Manhattan Bank (1987 – 1999); President, Boston Stock Exchange Depository Trust Company, 1981 – 1982.	34	Trustee, State Street Institutional Investment Trust; Trustee, SSgA Funds; and Treasurer, Nantucket Educational Trust, (2002 – 2007).
INTERESTED TRUSTEES(1)
Scott F. Powers State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1959	Trustee	Term: Indefinite Elected Trustee: 1/14	May 2008 to Present, President and Chief Executive Officer of State Street Global Advisors; 2001 – 2008, Chief Executive Officer of Old Mutual Asset Management; Board of Directors, United Way of Massachusetts Bay; Board of Directors of Middlesex School; Incorporator, Cardigan Mountain School	34	Trustee, State Street Institutional Investment Trust; Trustee, SSgA Funds.

James E. Ross SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1965	Trustee	Term: Indefinite Elected Trustee: 2/07	Chairman and Director, SSgA Funds Management, Inc. (2012 – present); President, SSgA Funds Management, Inc. (2005 – 2012); Senior Managing Director, State Street Global Advisors (2006 – present); and Principal, State Street Global Advisors (2006 – present).	217	Trustee, State Street Institutional Investment Trust; Trustee, SSgA Funds; Trustee, SPDR Series Trust; Trustee, SPDR Index Shares Funds; Trustee, Select Sector SPDR Trust; Trustee, SSgA Active ETF Trust; and Trustee, SSgA Master Trust.

(1)	Mr. Powers and Mr. Ross are Interested Trustees because of their employment by SSgA Funds Management, Inc., an affiliate of the Trust.

Trustees and Officers Information	65

Trustees and Officers Information — continued

As of January 24, 2014

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
OFFICERS:
Ellen M. Needham SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1967	President	Term: Indefinite Elected: 10/12	President and Director, SSgA Funds Management, Inc. (June 2012 – present); Chief Operating Officer, SSgA Funds Management, Inc. (May 2010 – June 2012); Senior Managing Director, SSgA Funds Management, Inc. (1992 – 2012) and Senior Managing Director, State Street Global Advisors (1992 – present).*	—	—

Ann M. Carpenter SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1966	Vice President	Term: Indefinite Elected: 10/12	Vice President, SSgA Funds Management, Inc. (2008 – present); Principal, State Street Global Advisors (2005 – 2008 – present).*	—	—

Laura F. Dell State Street Bank and Trust Company 4 Copley Place, 5th floor Boston, MA 02116 YOB: 1964	Treasurer	Term: Indefinite Elected: 11/10	Vice President, State Street Bank and Trust Company (2002 – present).*	—	—

Chad C. Hallett State Street Bank and Trust Company 4 Copley Place, 5th floor Boston, MA 02116 YOB: 1969	Assistant Treasurer	Term: Indefinite Elected: 09/11	Vice President, State Street Bank and Trust Company (2001 – present).*	—	—

Caroline Connolly State Street Bank and Trust Company 4 Copley Place, 5th floor Boston, MA 02116 YOB: 1975	Assistant Treasurer	Term: Indefinite Elected: 09/11	Assistant Vice President, State Street Bank and Trust Company (2007 – present).	—	—

Brian Harris State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1973	Chief Compliance Officer	Term: Indefinite Elected: 11/13	Vice President, State Street Global Advisors and SSgA Funds Management, Inc. (June 2013 – Present); Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (September 2010 to May 2013); Director of Compliance, AARP Financial Inc. (July 2008 to August 2010).	—	—

David K. James State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 YOB: 1970	Secretary	Term: Indefinite Elected: 4/13	Vice President and Managing Counsel, State Street Bank and Trust Company (2009 – present); Vice President and Counsel, PNC Global Investment Servicing (US), Inc. (2006 – 2009).	—	—

*	Served in various capacities and/or with various affiliated entities during noted time period.

66	Trustees and Officers Information

Trustees and Officers Information — continued

As of January 24, 2014

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
OFFICERS: (continued)
Kristin Schantz State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 YOB: 1979	Assistant Secretary	Term: Indefinite Elected: 2/14	Vice President and Counsel, State Street Bank and Trust Company (2013 – present); Vice President, Citi Fund Services Ohio, Inc. (2008 – 2013).	—	—

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling (toll free) 877-521-4083.

Trustees and Officers Information	67

Trustees

William L. Boyan

Michael F. Holland

William L. Marshall

Scott F. Powers

Patrick J. Riley

James E. Ross

Richard D. Shirk

Rina K. Spence

Bruce D. Taber

Douglas T. Williams

Investment Adviser

SSgA Funds Management, Inc.

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Administrator, Custodian and Transfer Agent

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, MA 02119

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of shares of beneficial interest.

State Street Equity 500 Index Portfolio

State Street Bank and Trust Company

P.O. Box 5049

Boston, MA 02206

IBG-13014	SSGASPFDAR

Item 2. Code of Ethics.

As of the end of the period covered by this report, SSgA Funds (the “Registrant”) has adopted a code of ethics, as defined in Item 2(b) of Form N-CSR, that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code”). That Code comprises written standards that are reasonably designed to deter wrongdoing and to promote: (1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) full, fair, accurate, timely and understandable disclosure in reports and documents that a Registrant files with, or submits to, the U.S. Securities Exchange Commission (the “SEC”) and in other public communications made by a Registrant; (3) compliance with applicable laws and governmental rules and regulations; (4) the prompt internal reporting to an appropriate person or persons identified in the Code of violations of the Code; and accountability for adherence to the Code. As of the end of the period covered by the report, the Code was combined with other mutual funds advised by SSgA Funds Management, Inc. (“SSgA FM”). The Registrant has not granted any waivers from any provisions of the Code during the covered period. A copy of the Registrant’s Code is filed as Exhibit 12(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has the following “audit committee financial experts” as defined in Item 3(b) of Form N-CSR serving on its Audit Committee: Messrs. Michael F. Holland, William L. Boyan and Mr. Richard D. Shirk. The audit committee financial experts are “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

For the fiscal years ended August 31, 2013 and August 31, 2014, the aggregate audit fees billed for professional services rendered by Deloitte & Touche LLP (“Deloitte”), the Registrant’s principal accountant, for the audit of the Registrant’s annual financial statements or services normally provided by Deloitte in connection with the Registrant’s statutory and regulatory filings and engagements were $417,300 and $430,700, respectively.

(b)	Audit-Related Fees

For the fiscal years ended August 31, 2013 and August 31, 2014, there were no fees for assurance and related services by Deloitte reasonably related to the performance of the audit of the Registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c)	Tax Fees

The aggregate tax fees billed for professional services rendered by Deloitte for tax compliance, tax advice, and tax planning in the form of preparation of excise filings and income tax returns for the last two fiscal years ended August 31, 2013 and August 31, 2014 were $77,640 and $77,640, respectively.

(d)	All Other Fees

For the fiscal years ended August 31, 2013 and August 31, 2014, the aggregate fees for professional services rendered by Deloitte for products and services provided by Deloitte to SSgA Funds Management, Inc. (the “Adviser”) and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant that (i) relate directly to the operations and financial reporting of the Registrant and (ii) were pre-approved by the Registrant’s audit committee were approximately $3,957,680 and $4,701,109, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

The Trust’s Audit Committee Charter states the following with respect to pre-approval procedures:

Pre-Approval Requirements. Before the independent accountants are engaged by the Trust to render audit or non-audit services, either:

1.	The Audit Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) provided to the Trust. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. Any decision of any member to whom authority is delegated under this section shall be presented to the full Audit Committee at its next regularly scheduled meeting; or

2.	The engagement to render the auditing service or permissible non-audit service is entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the investment adviser. The Audit Committee must be informed of each service entered into pursuant to the policies and procedures. A copy of any such policies and procedures shall be attached as an exhibit to the Audit Committee Charter.

De Minimis Exceptions to Pre-Approval Requirements. Pre-Approval for a service provided to the Trust other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to the independent accountants during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee prior to the completion of the audit.

Pre-Approval of Non-Audit Services Provided to the Adviser and Certain Control Persons. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the independent accountants to (a) the investment adviser and (b) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust, if the independent accountants’ engagement with the investment adviser or any such control persons relates directly to the operations and financial reporting of the Trust. It shall be the responsibility of the independent accountants to notify the Audit Committee of any non-audit services that need to be pre-approved.

Application of De Minimis Exception: The De Minimis exception set forth above applies to pre-approvals under this Section as well, except that the “total amount of revenues” calculation is based on the total amount of revenues paid to the independent accountants by the Trust and any other entity that has its services approved under this Section (i.e., the investment adviser or any control person).”

(e)(2) Percentages of Services

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is as follows

Audit Fees	100%
Audit-Related Fees	100%
Tax Fees	100%
All Other Fees	100%

(f)	Not applicable.

(g)	Total Fees Paid By Adviser and Certain Affiliates

For the fiscal years ended August 31, 2013 and August 31, 2014, the aggregate non-audit fees billed by Deloitte for services rendered to the Registrant and the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provided ongoing services to the Registrant were approximately $6,149,348 and $4,800,849, respectively.

(h)	Deloitte notified the Registrant’s Audit Committee of all non-audit services that were rendered by Deloitte to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides services to the Registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Registrant’s Audit Committee to consider whether such services were compatible with maintaining Deloitte’s independence.

Item 5. Audit Committees of Listed Registrants.

Not applicable to the Registrant.

Item 6. Schedule of Investments.

(a) Schedules of Investments are included as part of the reports to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable to the Registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The Board of Trustees approved an Amended and Restated Nominating Committee Charter (the “Charter”) at their February 13, 2014 Board Meeting. The Charter contains new procedures related to how shareholders are to submit recommendations for Trustee candidates to the Trust. Those new procedures are as follows:

Procedures for Shareholders to Submit Nominee Candidates

(As of February 13, 2014)

A shareholder of the Trust, or of any series thereof, if applicable, must follow the following procedures in order to submit properly a nominee recommendation for the Nominating Committee’s consideration.

1.	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.

2.	The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than sixty (60) calendar days nor more than ninety (90) calendar days prior to the date of the Board or shareholder meeting at which the nominee candidate would be considered for election. Shareholder Recommendations will be kept on file for two years after receipt of the Shareholder Recommendation. A Shareholder Recommendation considered by the Nominating Committee in connection with the Nominating Committee’s nomination of any candidate(s) for appointment or election as an independent Trustee need not be considered again by the Nominating Committee in connection with any subsequent nomination(s).

3.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”), and the names and addresses of at least three professional references; (B) the number of all shares of the Trust (including the series and class, if applicable) owned of record or beneficially by the candidate, the date such shares were acquired and the investment intent of such acquisition(s), as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any applicable regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency with jurisdiction related to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder or any other applicable law or regulation; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient, in the discretion of the Board or the Nominating Committee, for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the number of all shares of the Trust (including the series and class, if applicable) owned beneficially and of record by the recommending shareholder; (v) a complete description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder including, without limitation, all direct and indirect compensation and other material monetary agreements, arrangements and understandings between the candidate and recommending shareholder during the past three years, and (vi) a brief description of the candidate’s relevant background and experience for membership on the Board, such as qualification as an audit committee financial expert.

4.	The Nominating Committee may require the recommending shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 3 above or to determine the eligibility of the candidate to serve as a Trustee of the Trust or to satisfy applicable law. If the recommending shareholder fails to provide such other information in writing within seven days of receipt of a written request from the Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the Nominating Committee will not be required to consider such candidate.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported as of a date within 90 days of the filing date of this report, that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this Form N-CSR filing that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is attached hereto.

(a)(2) Certifications of principal executive officer and principal financial and accounting officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3) Not applicable to the Registrant.

(b) Certifications of principal executive officer and principal financial and accounting officer of the Registrant as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SSgA FUNDS

By:	/s/ Ellen M. Needham
Ellen M. Needham
President and Principal Executive Officer

Date:	November 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Ellen M. Needham
Ellen M. Needham
President and Principal Executive Officer

Date:	November 7, 2014

By:	/s/ Laura F. Dell
Laura F. Dell
Principal Financial Officer,
Principal Accounting Officer
and Treasurer

Date:	November 7, 2014